UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund:    BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	1

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Effective February 14, 2014, Fund management has determined to remove the S&P 500® Index as a benchmark against which the Fund measures its performance. Fund management believes the S&P 500® Index no longer has characteristics similar to the current investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index, although it outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

Relative to the benchmark index, stock selection in the financials sector had the most negative impact on the Fund’s performance during the period. A significant investment in life insurance companies detracted from results, with Prudential Financial, Inc. and The Hartford Financial Services Group, Inc. both providing modest returns after posting significant returns in 2013. Elsewhere in the sector, a lack of exposure to real estate investment trusts hurt relative performance as these stocks rallied on falling interest rates during the period.

•

Underperformance in information technology (“IT”) resulted from the Fund’s avoidance of top index performers, including Intel Corporation, Apple, Inc., and Hewlett-Packard Company. In the consumer discretionary sector, the Fund’s investment in General Motors Co. hurt results as the company dealt with several product recalls during the period. Also in the sector, GNC Holdings, Inc.’s second-quarter decline detracted notably from relative performance.

•

Contributing positively to performance was stock selection in health care, with particularly strong results from holdings in the pharmaceuticals industry. AstraZeneca PLC surged on news of Pfizer, Inc.’s bid to acquire the company, and shares of Teva Pharmaceuticals Industries Ltd. climbed higher as competitive positioning for its leading drug improved. The Fund’s positioning in the consumer staples sector also had a positive impact on relative returns. The Kroger Co., the Fund’s largest position in the sector, posted a strong gain for the period. In addition, the Fund’s avoidance of Procter & Gamble Co., the largest sector constituent in the index, proved beneficial as the stock declined during the period.

•	Sector allocation decisions also contributed positively to results, including an underweight to industrials and overweight positions in IT and health care.

Describe recent portfolio activity.

•	During the period, portfolio management increased the Fund’s investments in the IT and telecommunication services sectors and reduced exposure to financials and industrials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, consumer discretionary and IT, while the most significant underweights were industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	28%
Health Care	17
Energy	16
Information Technology	12
Consumer Discretionary	10
Consumer Staples	5
Industrials	4
Materials	3
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization. Effective February 14, 2014, the Fund no longer used this as a benchmark.

[4]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	7.51%	25.09%	18.34%	7.63%
Class II5	7.41	24.81	18.15	7.46
Class III[5]	7.38	24.70	18.05	7.35
S&P 500® Index	7.14	24.61	18.83	7.78
Russell 1000® Value Index	8.28	23.81	19.23	8.02

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,075.10	$3.70	$1,000.00	$1,021.22	$3.61	0.72%
Class II	$1,000.00	$1,074.10	$4.58	$1,000.00	$1,020.38	$4.46	0.89%
Class III	$1,000.00	$1,073.80	$5.14	$1,000.00	$1,019.84	$5.01	1.00%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.8%
Honeywell International, Inc.	16,900	$1,570,855
Northrop Grumman Corp.	35,900	4,294,717
Raytheon Co.	70,000	6,457,500
Spirit AeroSystems Holdings, Inc., Class A (a)	58,100	1,957,970

		14,281,042
Airlines — 0.3%
Delta Air Lines, Inc.	41,900	1,622,368
Auto Components — 1.6%
Lear Corp.	65,400	5,841,528
TRW Automotive Holdings Corp. (a)	28,300	2,533,416

		8,374,944
Automobiles — 1.2%
General Motors Co.	164,300	5,964,090
Banks — 10.8%
Citigroup, Inc.	368,630	17,362,473
JPMorgan Chase & Co.	361,976	20,857,057
Regions Financial Corp.	404,700	4,297,914
Wells Fargo & Co.	250,200	13,150,512

		55,667,956
Capital Markets — 1.1%
Morgan Stanley	129,100	4,173,803
State Street Corp.	19,700	1,325,022

		5,498,825
Chemicals — 2.7%
AKZO Nobel NV — ADR	261,600	6,526,920
Ashland, Inc.	21,900	2,381,406
Cabot Corp.	11,800	684,282
Celanese Corp., Series A	21,700	1,394,876
LyondellBasell Industries NV, Class A	30,200	2,949,030

		13,936,514
Communications Equipment — 4.3%
Cisco Systems, Inc.	630,600	15,670,410
QUALCOMM, Inc.	13,700	1,085,040
Telefonaktiebolaget LM Ericsson — ADR	455,100	5,497,608

		22,253,058
Consumer Finance — 4.8%
Capital One Financial Corp.	153,300	12,662,580
Discover Financial Services	191,300	11,856,774

		24,519,354
Containers & Packaging — 0.2%
Crown Holdings, Inc. (a)	17,700	880,752
Rock Tenn Co., Class A	2,600	274,534

		1,155,286

Common Stocks	Shares	Value
Diversified Financial Services — 1.5%
The NASDAQ OMX Group, Inc.	198,300	$7,658,346
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	111,100	5,436,123
Electric Utilities — 0.6%
Edison International	56,360	3,275,080
Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc.	52,800	2,339,568
Corning, Inc.	110,800	2,432,060

		4,771,628
Energy Equipment & Services — 0.2%
Halliburton Co.	17,248	1,224,780
Food & Staples Retailing — 3.0%
CVS Caremark Corp.	36,400	2,743,468
The Kroger Co.	254,300	12,570,049

		15,313,517
Food Products — 0.4%
ConAgra Foods, Inc.	74,300	2,205,224
Gas Utilities — 0.4%
UGI Corp.	43,790	2,211,395
Health Care Equipment & Supplies — 6.4%
Baxter International, Inc.	79,400	5,740,620
Hologic, Inc. (a)	112,400	2,849,340
Medtronic, Inc.	270,838	17,268,631
St. Jude Medical, Inc.	15,200	1,052,600
Zimmer Holdings, Inc.	59,700	6,200,442

		33,111,633
Health Care Providers & Services — 2.7%
Community Health Systems, Inc. (a)	113,700	5,158,569
Express Scripts Holding Co. (a)	11,300	783,429
Quest Diagnostics, Inc.	138,100	8,105,089

		14,047,087
Household Durables — 1.5%
Newell Rubbermaid, Inc.	191,500	5,934,585
Tupperware Brands Corp.	19,300	1,615,410

		7,549,995
Household Products — 1.4%
Energizer Holdings, Inc.	57,740	7,046,012
Independent Power and Renewable Electricity Producers — 1.8%
AES Corp.	598,800	9,311,340
Insurance — 8.8%
ACE Ltd.	28,900	2,996,930

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Aflac, Inc.	35,300	$2,197,425
Genworth Financial, Inc., Class A (a)	471,900	8,211,060
The Hartford Financial Services Group, Inc.	165,091	5,911,909
Lincoln National Corp.	136,857	7,039,924
MetLife, Inc.	51,221	2,845,839
Prudential Financial, Inc.	70,000	6,213,900
The Travelers Cos., Inc.	63,308	5,955,384
XL Group PLC	126,100	4,127,253

		45,499,624
IT Services — 1.8%
Total System Services, Inc.	32,500	1,020,825
The Western Union Co.	211,800	3,672,612
Xerox Corp.	383,400	4,769,496

		9,462,933
Machinery — 0.5%
Stanley Black & Decker, Inc.	27,500	2,415,050
Media — 4.1%
CBS Outdoor Americas, Inc. (b)	95,400	3,117,672
The Interpublic Group of Cos., Inc.	126,600	2,469,966
Time Warner, Inc.	60,633	4,259,468
Viacom, Inc., Class B	127,500	11,058,075

		20,905,181
Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	31,900	2,351,349
Multiline Retail — 0.3%
Macy’s, Inc.	25,800	1,496,916
Multi-Utilities — 0.1%
PG&E Corp.	11,600	557,032
Oil, Gas & Consumable Fuels — 15.3%
Apache Corp.	170,700	17,175,834
Cobalt International Energy, Inc. (a)	137,600	2,524,960
Exxon Mobil Corp.	5,100	513,468
Gulfport Energy Corp. (a)	82,000	5,149,600
Marathon Oil Corp.	506,172	20,206,386
Marathon Petroleum Corp.	90,200	7,041,914
Memorial Resource Development Corp. (a)	51,480	1,254,053
Suncor Energy, Inc.	197,500	8,419,425
Total SA — ADR	110,800	7,999,760
Valero Energy Corp.	168,900	8,461,890

		78,747,290
Personal Products — 0.4%
Nu Skin Enterprises, Inc., Class A	26,000	1,922,960
Pharmaceuticals — 7.8%
Hospira, Inc. (a)(b)	184,200	9,462,354
Johnson & Johnson	24,800	2,594,576
Pfizer, Inc.	708,620	21,031,842
Teva Pharmaceutical Industries Ltd. — ADR	132,300	6,935,166

		40,023,938
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A (a)	13,700	438,948

Common Stocks	Shares	Value
Real Estate Management & Development (concluded)
Jones Lang LaSalle, Inc.	23,500	$2,970,165

		3,409,113
Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	14,500	1,053,280
Teradyne, Inc.	205,000	4,018,000

		5,071,280
Software — 4.5%
Microsoft Corp.	332,700	13,873,590
Oracle Corp.	132,000	5,349,960
Symantec Corp.	163,400	3,741,860

		22,965,410
Specialty Retail — 1.4%
The Gap, Inc.	26,100	1,084,977
GNC Holdings, Inc., Class A	179,300	6,114,130

		7,199,107
Wireless Telecommunication Services — 0.8%
Telephone & Data Systems, Inc.	107,900	2,817,269
United States Cellular Corp. (a)	30,200	1,232,160

		4,049,429
Total Common Stocks — 99.7%		512,512,209

Preferred Securities
Preferred Stock
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	3,170	361,475
Total Long-Term Investments (Cost — $390,494,583) — 99.8%		512,873,684

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	1,330,188	1,330,188

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (d)(e)(f)	$10,751	10,750,667
Total Short-Term Securities (Cost — $12,080,855) — 2.3%		12,080,855
Total Investments (Cost — $402,575,438) — 102.1%		524,954,539
Liabilities in Excess of Other Assets — (2.1)%		(10,956,528)

Net Assets — 100.0%		$513,998,011

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,451,333	(121,145)	1,330,188	$785
BlackRock Liquidity Series, LLC, Money Market Series	$1,571,911	$9,178,756	$10,750,667	$25,823

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$512,873,684	—	—	$512,873,684
Short-Term Securities	1,330,188	$10,750,667	—	12,080,855
Total	$514,203,872	$10,750,667	—	$524,954,539

[1] See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $10,750,667 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $10,523,059) (cost — $390,494,583)	$512,873,684
Investments at value — affiliated (cost — $12,080,855)	12,080,855
Investments sold receivable	2,108,785
Capital shares sold receivable	12,593
Dividends receivable — unaffiliated	280,928
Receivable from Manager	48,700
Securities lending income receivable — affiliated	20,759
Dividends receivable — affiliated	20
Prepaid expenses	810

Total assets	527,427,134

Liabilities
Collateral on securities loaned at value	10,750,667
Investments purchased payable	1,724,009
Capital shares redeemed payable	399,202
Investment advisory fees payable	253,248
Distribution fees payable	11,784
Officer’s and Directors’ fees payable	3,741
Other affiliates payable	1,216
Other accrued expenses payable	285,256

Total liabilities	13,429,123

Net Assets	$513,998,011

Net Assets Consist of
Paid-in capital	$348,622,105
Undistributed net investment income	3,358,041
Accumulated net realized gain	39,638,764
Net unrealized appreciation/depreciation	122,379,101

Net Assets	$513,998,011

Net Asset Value
Class I — Based on net assets of $453,324,957 and 24,179,970 shares outstanding, 300 million shares authorized, $0.10 par value	$18.75

Class II — Based on net assets of $6,589,939 and 352,615 shares outstanding, 100 million shares authorized, $0.10 par value	$18.69

Class III — Based on net assets of $54,083,115 and 2,903,457 shares outstanding, 100 million shares authorized, $0.10 par value	$18.63

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$5,141,926
Securities lending — affiliated — net	25,823
Dividends — affiliated	785
Foreign taxes withheld	(118,961)

Total income	5,049,573

Expenses
Investment advisory	1,481,257
Transfer agent	4,051
Transfer agent — Class I	410,536
Transfer agent — Class II	6,637
Transfer agent — Class III	50,155
Distribution — Class II	4,821
Distribution — Class III	60,960
Accounting services	54,807
Professional	34,015
Custodian	27,669
Officer and Directors	11,348
Printing	4,853
Miscellaneous	6,113

Total expenses	2,157,222
Less fees waived by Manager	(620)
Less transfer agent fees reimbursed — Class I	(278,969)
Less transfer agent fees reimbursed — Class II	(4,066)
Less transfer agent fees reimbursed — Class III	(28,209)

Total expenses after fees waived and reimbursed	1,845,358

Net investment income	3,204,215

Realized and Unrealized Gain (Loss)
Net realized gain from investments	39,365,429
Net change in unrealized appreciation/depreciation on investments	(6,452,579)

Total realized and unrealized gain	32,912,850

Net Increase in Net Assets Resulting from Operations	$36,117,065

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,204,215	$6,403,867
Net realized gain	39,365,429	60,371,611
Net change in unrealized appreciation/depreciation	(6,452,579)	80,657,302

Net increase in net assets resulting from operations	36,117,065	147,432,780

Dividends to Shareholders From
Net investment income:
Class I	—	(5,902,533)[1]
Class II	—	(77,574)[1]
Class III	—	(499,882)[1]

Decrease in net assets resulting from dividends to shareholders	—	(6,479,989)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(24,316,315)	(47,526,226)

Net Assets
Total increase in net assets	11,800,750	93,426,565
Beginning of period	502,197,261	408,770,696

End of period	$513,998,011	$502,197,261

Undistributed net investment income, end of period	$3,358,041	$153,826

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.44	$12.80	$11.43	$11.94	$10.75	$8.35

Net investment income[1]	0.12	0.22	0.22	0.19	0.17	0.20
Net realized and unrealized gain (loss)	1.19	4.65	1.38	(0.48)	1.20	2.40

Net increase (decrease) from investment operations	1.31	4.87	1.60	(0.29)	1.37	2.60

Dividends from net investment income	—	(0.23)[2]	(0.23)[2]	(0.22)[2]	(0.18)[2]	(0.20)[2]

Net asset value, end of period	$18.75	$17.44	$12.80	$11.43	$11.94	$10.75

Total Investment Return[3]
Based on net asset value	7.51%[4]	38.07%	14.05%	(2.45)%	12.80%	31.14%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.84%	0.79%	0.67%	0.67%	0.68%

Total expenses after fees waived and reimbursed	0.72%[5]	0.72%	0.71%	0.67%	0.67%	0.68%

Net investment income	1.33%[5]	1.41%	1.79%	1.58%	1.57%	2.17%

Supplemental Data
Net assets, end of period (000)	$453,325	$448,299	$363,954	$366,990	$433,249	$486,440

Portfolio turnover	23%	47%	42%	58%	56%	43%

	Class II
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.40	$12.77	$11.40	$11.91	$10.72	$8.33

Net investment income[1]	0.10	0.19	0.20	0.17	0.15	0.18
Net realized and unrealized gain (loss)	1.19	4.64	1.38	(0.48)	1.21	2.39

Net increase (decrease) from investment operations	1.29	4.83	1.58	(0.31)	1.36	2.57

Dividends from net investment income	—	(0.20)[2]	(0.21)[2]	(0.20)[2]	(0.17)[2]	(0.18)[2]

Net asset value, end of period	$18.69	$17.40	$12.77	$11.40	$11.91	$10.72

Total Investment Return[3]
Based on net asset value	7.41%[4]	37.85%	13.89%	(2.64)%	12.67%	30.91%

Ratios to Average Net Assets
Total expenses	1.01%[5]	1.01%	0.95%	0.82%	0.82%	0.84%

Total expenses after fees waived and reimbursed	0.89%[5]	0.89%	0.87%	0.82%	0.82%	0.84%

Net investment income	1.16%[5]	1.24%	1.63%	1.41%	1.42%	2.03%

Supplemental Data
Net assets, end of period (000)	$6,590	$6,715	$6,058	$6,462	$8,948	$9,611

Portfolio turnover	23%	47%	42%	58%	56%	43%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.35	$12.74	$11.37	$11.89	$10.71	$8.32

Net investment income[1]	0.09	0.17	0.19	0.16	0.14	0.17
Net realized and unrealized gain (loss)	1.19	4.62	1.38	(0.49)	1.20	2.40

Net increase (decrease) from investment operations	1.28	4.79	1.57	(0.33)	1.34	2.57

Dividends from net investment income	—	(0.18)[2]	(0.20)[2]	(0.19)[2]	(0.16)[2]	(0.18)[2]

Net asset value, end of period	$18.63	$17.35	$12.74	$11.37	$11.89	$10.71

Total Investment Return[3]
Based on net asset value	7.38%[4]	37.65%	13.81%	(2.78)%	12.51%	30.87%

Ratios to Average Net Assets
Total expenses	1.11%[5]	1.12%	1.05%	0.92%	0.92%	0.93%

Total expenses after fees waived and reimbursed	1.00%[5]	1.00%	0.98%	0.92%	0.92%	0.93%

Net investment income	1.04%[5]	1.14%	1.52%	1.37%	1.33%	1.91%

Supplemental Data
Net assets, end of period (000)	$54,083	$47,184	$38,758	$35,132	$28,818	$22,298

Portfolio turnover	23%	47%	42%	58%	56%	43%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund, and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC.	$302,323	$(302,323)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,830,080	(1,830,080)	—
Morgan Stanley	7,900,456	(7,900,456)	—
National Financial Services LLC	490,200	(490,200)	—

Total	$10,523,059	$(10,523,059)	—

[1]

Collateral with a value of $10,750,667 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $2,552 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $8,892 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $201,294.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $115,572,861 and $134,057,732, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$404,614,527

Gross unrealized appreciation	$122,464,605
Gross unrealized depreciation	(2,124,593)

Net unrealized appreciation	$120,340,012

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	207,242	$3,658,359	647,918	$9,960,994
Shares issued in reinvestment of dividends	—	—	340,750	5,902,533
Shares redeemed	(1,735,223)	(30,721,252)	(3,713,928)	(56,856,061)

Net decrease	(1,527,981)	$(27,062,893)	(2,725,260)	$(40,992,534)

Class II
Shares sold	—	—	267	$4,171
Shares issued in reinvestment of dividends	—	—	4,492	77,574
Shares redeemed	(33,334)	$(582,747)	(93,176)	(1,436,364)

Net decrease	(33,334)	$(582,747)	(88,417)	$(1,354,619)

Class III
Shares sold	510,149	$9,005,222	937,231	$14,650,233
Shares issued in reinvestment of dividends	—	—	29,040	499,882
Shares redeemed	(326,211)	(5,675,897)	(1,289,450)	(20,329,188)

Net increase (decrease)	183,938	$3,329,325	(323,179)	$(5,179,073)

Total Net Decrease	(1,377,377)	$(24,316,315)	(3,136,856)	$(47,526,226)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014 as follows:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.005569	$0.084647
Class II	$0.005569	$0.084647
Class III	$0.005569	$0.084647

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund underperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

While the Fund had outperformed the benchmark index in January and February, its holdings were not immune to the increased market volatility in March and April as investors fled high-growth, more volatile companies in favor of previously underperforming sectors. The reversal exacted the greatest toll on some of the top performing companies of 2013, a number of which were held in the Fund.

•

The largest detractor at the individual stock level was Softbank Corp., a Japanese internet and telecommunications conglomerate. After generating strong performance over the past year, SoftBank Corp. shares lost ground in the first half of 2014 amid a confluence of factors including equity market weakness in Japan, slowing growth in China and a perceived slowdown for Chinese e-commerce giant Alibaba Group, in which SoftBank Corp. owns a meaningful stake. The broad sell-off in U.S. technology stocks also created a more difficult business environment for SoftBank Corp., as did a strengthening yen.

•

From a sector perspective, stock selection in information technology (“IT”) was the prime detractor during the period. In particular, the Fund’s position in internet giant Yahoo! Inc. hurt results due largely to the company’s ownership stake in Alibaba Group and the overall slump in the performance of U.S. technology shares. Holdings in Chinese online media company SINA Corp. and professional networking firm LinkedIn Corp. also had a negative impact on performance. The Fund sold SINA Corp. during the period, but continued to hold Yahoo! Inc. and LinkedIn Corp. as the risk/reward characteristics of these positions remained attractive. The Fund’s underweight in Apple, Inc. hindered results as the stock posted strong gains during the period. The Fund later increased exposure to Apple, Inc. given an improving outlook for upcoming product cycles, increasing growth in emerging markets and stabilization of the company’s gross margins. Elsewhere in the Fund, biotechnology holding United Therapeutics Corp. came under pressure due to potentially good clinical data for competitor Actelion’s drug, Selexipag.

•	Conversely, relative performance was supported by the Fund’s limited and very selective exposure to the poor-performing specialty retail segment within consumer discretionary. Positioning in the road & rail and airline industries within the industrials sector proved advantageous as well. At the individual stock level, online travel company TripAdvisor was the largest contributor, with shares surging after its first-quarter report showed an inflection point in revenue per hotel shopper. Pharmaceutical holding Allergan, Inc. posted a strong return driven by a takeover bid from Valeant Pharmaceuticals International, Inc., as well as better-than-expected first-quarter earnings and an upbeat 2014 outlook. Other notable contributors to performance included Concho Resources, Inc., Splunk, Inc. and Union Pacific Corp.

Describe recent portfolio activity.

•

During the period, the investment advisor continued to monitor the risk levels of the Fund, while also taking advantage of lower valuations to add new and increase existing positions in best-in-class growth companies.

•

On a sector basis, the Fund’s overweight to consumer discretionary was reduced, most notably within the media industry, after many of these holdings appreciated on strong earnings reports. The Fund’s exposure to telecommunication services was also trimmed. The largest increase during the period was in health care, primarily within pharmaceuticals and biotechnology. The Fund’s allocation to energy stocks increased as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of Durable Growth[1] holdings (sustainable business models, more mature in their life cycle) and Superior Growth[1] holdings (industry leaders taking share, with long-term persistent advantages and untapped growth opportunities), supplemented by a small number of Periodic Growth[1] names (businesses that thrive in expanding economies, but where margins are volatile).

•

The Fund’s largest sector overweight relative to the Russell 1000® Growth Index remained consumer discretionary, reflecting a favorable view on several e-commerce business models that continue to take share in the expanding growth of consumer wealth globally. Health care was a substantial overweight as well, with concentrations in the biotechnology and pharmaceuticals segments. The most notable underweight continued to be consumer staples given stretched valuations and inferior growth prospects.

[1]

The terms Superior, Durable and Periodic are used, in this context, to denote three distinct categories of growth stocks as viewed by the portfolio manager. They are not indicators of individual security performance or that of the strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Fund Summary as of June 30, 2014	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	30%
Consumer Discretionary	25
Health Care	18
Industrials	12
Energy	6
Financials	4
Consumer Staples	2
Materials	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	0.71%	24.66%	15.78%		6.82%
Class III[5]	0.62	24.39	15.51	[7]	6.567
Russell 1000® Growth Index	6.31	26.92	19.24		8.20
S&P 500® Index	7.14	24.61	18.83		7.78

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class IIII Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,007.10	$3.93	$1,000.00	$1,020.88	$3.96	0.79%
Class III	$1,000.00	$1,006.20	$5.22	$1,000.00	$1,019.59	$5.26	1.05%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Precision Castparts Corp.	33,727	$8,512,695
Airlines — 1.4%
American Airlines Group, Inc. (a)	124,631	5,354,148
Auto Components — 1.2%
Delphi Automotive PLC	69,951	4,808,432
Biotechnology — 7.7%
Biogen Idec, Inc. (a)	21,030	6,630,969
Gilead Sciences, Inc. (a)	99,920	8,284,367
Regeneron Pharmaceuticals, Inc. (a)	35,509	10,030,227
United Therapeutics Corp. (a)	60,005	5,309,842

		30,255,405
Chemicals — 1.5%
Monsanto Co.	45,525	5,678,789
Consumer Finance — 1.0%
Discover Financial Services	65,655	4,069,297
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	23,611	2,988,208
Moody’s Corp.	58,561	5,133,457

		8,121,665
Electrical Equipment — 4.0%
Eaton Corp. PLC	94,290	7,277,302
Emerson Electric Co.	90,640	6,014,870
SolarCity Corp. (a)(b)	30,761	2,171,727

		15,463,899
Energy Equipment & Services — 2.9%
FMC Technologies, Inc. (a)	49,835	3,043,423
Schlumberger Ltd.	71,522	8,436,020

		11,479,443
Food Products — 1.4%
Mondelez International, Inc., Class A	141,135	5,308,087
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	169,648	6,938,603
Intuitive Surgical, Inc. (a)	7,327	3,017,259

		9,955,862
Hotels, Restaurants & Leisure — 5.4%
McDonald’s Corp.	66,724	6,721,776
Starbucks Corp.	82,553	6,387,951
Wynn Resorts Ltd.	38,459	7,982,550

		21,092,277
Industrial Conglomerates — 1.0%
Roper Industries, Inc.	26,254	3,833,347
Internet & Catalog Retail — 7.1%
Alibaba Group Holding Ltd. (a)	60,991	4,147,388
NetFlix, Inc. (a)	16,210	7,142,126
The Priceline Group, Inc. (a)	6,126	7,369,578
TripAdvisor, Inc. (a)	83,533	9,076,696

		27,735,788
Internet Software & Services — 14.8%
Baidu, Inc. – ADR (a)	37,716	7,045,726
Facebook, Inc., Class A (a)	184,165	12,392,463

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Google, Inc., Class A (a)	36,792	$21,511,179
LinkedIn Corp., Class A (a)	53,714	9,210,340
Yahoo!, Inc. (a)	223,976	7,868,277

		58,027,985
IT Services — 5.8%
Alliance Data Systems Corp. (a)	21,018	5,911,313
MasterCard Inc., Class A	38,871	2,855,852
Visa, Inc., Class A	66,745	14,063,839

		22,831,004
Media — 9.2%
Comcast Corp., Class A	144,942	7,780,487
Liberty Global PLC, Series A (a)	171,274	7,573,736
Twenty-First Century Fox, Inc., Class A	355,169	12,484,190
The Walt Disney Co.	95,201	8,162,534

		36,000,947
Oil, Gas & Consumable Fuels — 2.9%
Concho Resources Inc. (a)	27,957	4,039,787
Gulfport Energy Corp. (a)	30,943	1,943,220
Laredo Petroleum, Inc. (a)	173,987	5,390,117

		11,373,124
Personal Products — 0.6%
The Estee Lauder Cos., Inc., Class A	29,518	2,192,007
Pharmaceuticals — 7.6%
AbbVie, Inc.	282,180	15,926,239
Allergan, Inc.	26,232	4,438,979
Valeant Pharmaceuticals International, Inc. (a)	74,879	9,443,739

		29,808,957
Professional Services — 0.5%
Verisk Analytics, Inc., Class A (a)	31,934	1,916,679
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	52,951	3,932,141
Road & Rail — 2.6%
Union Pacific Corp.	103,486	10,322,729
Software — 4.6%
Autodesk, Inc. (a)	65,501	3,692,946
Intuit, Inc.	46,796	3,768,482
salesforce.com, Inc. (a)	86,738	5,037,743
VMware, Inc., Class A (a)(b)	56,276	5,448,080

		17,947,251
Specialty Retail — 0.9%
The Home Depot, Inc.	44,872	3,632,837
Technology Hardware, Storage & Peripherals — 4.0%
Apple Inc.	168,222	15,632,870
Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	50,802	3,939,695
Wireless Telecommunication Services — 1.2%
SoftBank Corp.	60,600	4,516,092
Total Common Stocks — 98.2%		383,743,452

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value
Preferred Stock
Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (a)(c)	466,235	$2,858,021
Total Long-Term Investments (Cost — $338,288,077) — 98.9%		386,601,473

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	479,995	479,995

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	$5,847	$5,847,059
Total Short-Term Securities (Cost — $6,327,054) — 1.6%		6,327,054
Total Investments (Cost — $344,615,131) — 100.5%		392,928,527
Liabilities in Excess of Other Assets — (0.5)%		(1,985,006)

Net Assets — 100.0%		$390,943,521

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $2,858,021 and an original cost of $2,858,021 which was 0.7% of its net assets.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,786,098	(1,306,103)	479,995	$765
BlackRock Liquidity Series, LLC, Money Market Series	$14,128,372	$(8,281,313)	$5,847,059	$19,149

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$8,512,695	—	—	$8,512,695
Airlines	5,354,148	—	—	5,354,148

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

	Level 1	Level 2	Level 3	Total
Auto Components	$4,808,432	—	—	$4,808,432
Biotechnology	30,255,405	—	—	30,255,405
Chemicals	5,678,789	—	—	5,678,789
Consumer Finance	4,069,297	—	—	4,069,297
Diversified Financial Services	8,121,665	—	—	8,121,665
Electrical Equipment	15,463,899	—	—	15,463,899
Energy Equipment & Services	11,479,443	—	—	11,479,443
Food Products	5,308,087	—	—	5,308,087
Health Care Equipment & Supplies	9,955,862	—	—	9,955,862
Hotels, Restaurants & Leisure	21,092,277	—	—	21,092,277
Industrial Conglomerates	3,833,347	—	—	3,833,347
Internet & Catalog Retail	23,588,400	—	$4,147,388	27,735,788
Internet Software & Services	58,027,985	—	—	58,027,985
IT Services	22,831,004	—	—	22,831,004
Media	36,000,947	—	—	36,000,947
Oil, Gas & Consumable Fuels	11,373,124	—	—	11,373,124
Personal Products	2,192,007	—	—	2,192,007
Pharmaceuticals	29,808,957	—	—	29,808,957
Professional Services	1,916,679	—	—	1,916,679
Real Estate Investment Trusts (REITs)	3,932,141	—	—	3,932,141
Road & Rail	10,322,729	—	—	10,322,729
Software	17,947,251	—	—	17,947,251
Specialty Retail	3,632,837	—	—	3,632,837
Technology Hardware, Storage & Peripherals	15,632,870	—	—	15,632,870
Textiles, Apparel & Luxury Goods	3,939,695	—	—	3,939,695
Wireless Telecommunication Services	—	$4,516,092	—	4,516,092
Preferred Securities	—	—	2,858,021	2,858,021
Short-Term Securities	479,995	5,847,059	—	6,327,054
Total	$375,559,967	$10,363,151	$7,005,409	$392,928,527

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $5,847,059 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	—	—
Purchases	$4,147,388	$2,858,021	$7,005,409
Sales	—	—	—
Closing balance, as of June 30, 2014	$4,147,388	$2,858,021	$7,005,409

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014	—	—	—

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,711,870) (cost — $338,288,077)	$386,601,473
Investments at value — affiliated (cost — $6,327,054)	6,327,054
Investments sold receivable	8,640,078
Capital shares sold receivable	267,183
Dividends receivable — unaffiliated	119,604
Receivable from Manager	38,518
Securities lending income receivable — affiliated	1,315
Dividends receivable — affiliated	59
Prepaid expenses	432

Total assets	401,995,716

Liabilities
Collateral on securities loaned at value	5,847,059
Investments purchased payable	4,490,737
Capital shares redeemed payable	205,643
Investment advisory fees payable	206,319
Distribution fees payable	44,158
Officer’s and Directors’ fees payable	3,176
Other affiliates payable	886
Other accrued expenses payable	254,217

Total liabilities	11,052,195

Net Assets	$390,943,521

Net Assets Consist of
Paid-in capital	$292,161,383
Accumulated net investment loss	(718,679)
Accumulated net realized gain	51,187,421
Net unrealized appreciation/depreciation	48,313,396

Net Assets	$390,943,521

Net Asset Value
Class I — Based on net assets of $170,597,511 and 17,275,721 shares outstanding, 100 million shares authorized, $0.10 par value	$9.87

Class III — Based on net assets of $220,346,010 and 22,430,033 shares outstanding, 100 million shares authorized, $0.10 par value	$9.82

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$1,245,121
Securities lending — affiliated — net	19,149
Dividends — affiliated	765
Foreign taxes withheld	(3,635)

Total income	1,261,400

Expenses
Investment advisory	1,224,675
Distribution — Class III	255,276
Transfer agent	6,280
Transfer agent — Class I	165,550
Transfer agent — Class III	201,902
Accounting services	42,755
Professional	26,327
Printing	22,234
Custodian	19,840
Officer and Directors	10,695
Registration	799
Miscellaneous	3,582

Total expenses	1,979,915
Less fees waived by Manager	(1,764)
Less transfer agent fees reimbursed — Class I	(105,140)
Less transfer agent fees reimbursed — Class III	(120,214)

Total expenses after fees waived and reimbursed	1,752,797

Net investment loss	(491,397)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	40,856,517
Foreign currency transactions	(106,561)

40,749,956

Net change in unrealized appreciation/depreciation on:
Investments.	(37,058,302)
Foreign currency translations	(233,821)

(37,292,123)

Total realized and unrealized gain	3,457,833

Net Increase in Net Assets Resulting from Operations	$2,966,436

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment loss	$(491,397)	$(458,808)
Net realized gain	40,749,956	62,335,438
Net change in unrealized appreciation/depreciation	(37,292,123)	41,212,869

Net increase in net assets resulting from operations	2,966,436	103,089,499

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(2,434)[1]
Class III	—	(2,542)[1]
Net realized gain:
Class I	—	(25,324,937)[1]
Class III	—	(28,213,654)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(53,543,567)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(185,494)	12,912,493

Net Assets
Total increase in net assets	2,780,942	62,458,425
Beginning of period	388,162,579	325,704,154

End of period	$390,943,521	$388,162,579

Accumulated net investment loss, end of period	$(718,679)	$(227,282)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.80	$8.50	$7.62	$8.59	$7.20	$5.31

Net investment income (loss)[1]	(0.01)	(0.00)[2]	0.07	0.03	0.02	0.03
Net realized and unrealized gain (loss)	0.08	2.86	0.99	(0.77)	1.39	1.88

Net increase (decrease) from investment operations	0.07	2.86	1.06	(0.74)	1.41	1.91

Dividends and distributions from:
Net investment income	—	(0.00)[2,3]	(0.07)[3]	(0.05)[3]	(0.02)[3]	(0.02)[3]
Net realized capital gains	—	(1.56)[3]	(0.11)[3]	(0.18)[3]	—	—

Total dividends and distributions	—	(1.56)	(0.18)	(0.23)	(0.02)	(0.02)

Net asset value, end of period	$9.87	$9.80	$8.50	$7.62	$8.59	$7.20

Total Investment Return[4]
Based on net asset value	0.71%[5]	33.82%	13.84%	(8.88)%	19.53%	36.01%

Ratios to Average Net Assets
Total expenses	0.91%[6]	0.93%	0.86%	0.72%	0.74%	0.78%

Total expenses after fees waived and reimbursed	0.79%[6]	0.80%	0.77%	0.72%	0.74%	0.78%

Net investment income (loss)	(0.12)%[6]	(0.00)%[2]	0.81%	0.34%	0.22%	0.42%

Supplemental Data
Net assets, end of period (000)	$170,598	$180,580	$191,093	$203,706	$248,090	$202,564

Portfolio turnover	61%	158%	63%	84%	76%	102%

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,			Period June 15, 2010[7] to December 31, 2010
		2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.76	$8.48	$7.61	$8.59	$7.11

Net investment income (loss)[1]	(0.02)	(0.03)	0.06	0.02	(0.00)[8]
Net realized and unrealized gain (loss)	0.08	2.84	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	0.06	2.81	1.03	(0.78)	1.49

Dividends and distributions from:
Net investment income	—	(0.00)[2,3]	(0.05)[3]	(0.02)[3]	(0.01)[3]
Net realized capital gains	—	(1.53)[3]	(0.11)[3]	(0.18)[3]	—

Total dividends and distributions	—	(1.53)	(0.16)	(0.20)	(0.01)

Net asset value, end of period	$9.82	$9.76	$8.48	$7.61	$8.59

Total Investment Return[4]
Based on net asset value	0.62%[5]	33.40%	13.57%	(9.08)%	20.98%[5]

Ratios to Average Net Assets
Total expenses	1.17%[6]	1.19%	1.11%	0.97%	0.99%[6]

Total expenses after fees waived and reimbursed	1.05%[6]	1.06%	1.02%	0.97%	0.99%[6]

Net investment income (loss)	(0.38)%[6]	(0.27)%	0.72%	0.21%	(0.06)%[6]

Supplemental Data
Net assets, end of period (000)	$220,346	$207,582	$134,612	$38,791	$480

Portfolio turnover	61%	158%	63%	84%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Recommencement of operations.

[8]	Amount is greater than $(0.005) per share.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$4,318,791	$(4,318,791)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,393,079	(1,393,079)	—

Total	$5,711,870	$(5,711,870)	—

[1]

Collateral with a value of $5,847,059 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Loss From	Net Change in Unrealized Appreciation/Depreciation On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(114,235)	$(233,821)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	1
Average number of contracts - USD sold	7	[1]
Average U.S. dollar amounts purchased	$3,479,314
Average U.S. dollar amounts sold	$17,797,819	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $1,944 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $7,750 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act was $300,341.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $228,331,188 and $235,730,030, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$345,173,366

Gross unrealized appreciation	$49,257,844
Gross unrealized depreciation	(1,502,683)

Net unrealized appreciation	$47,755,161

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Changes in economic conditions affecting the information technology and consumer discretionary sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	779,363	$7,569,120	910,208	$8,765,107
Shares issued in reinvestment of dividends and distributions	—	—	2,601,223	25,327,371
Shares redeemed	(1,931,958)	(18,661,158)	(7,559,230)	(71,556,076)

Net decrease	(1,152,595)	$(11,092,038)	(4,047,799)	$(37,463,598)

Class III
Shares sold	2,628,565	$25,057,286	4,400,932	$41,069,741
Shares issued in reinvestment of dividends and distributions	—	—	2,909,810	28,216,197
Shares redeemed	(1,463,525)	(14,150,742)	(1,923,299)	(18,909,847)

Net increase	1,165,040	$10,906,544	5,387,443	$50,376,091

Total Net Increase (Decrease)	12,445	$(185,494)	1,339,644	$12,912,493

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term gain and a long-term gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.194984	$0.082318
Class III	$0.194984	$0.082318

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from the Fund’s performance relative to the benchmark index was a combination of stock selection and an underweight in the health care sector. Similarly, stock selection and an underweight in the information technology (“IT”) sector had a negative impact on Fund performance. Security selection and overweight positions in industrials, consumer staples and consumer discretionary also weighed on relative returns during the period, as did selection within financials, energy, materials and utilities.

•

Conversely, the Fund’s underweight in the financials sector had a positive impact on relative results. Most notably, the avoidance of benchmark constituent Goldman Sachs Group, Inc., proved to be beneficial. An overweight to the materials sector also added to the Fund’s returns for the period.

Describe recent portfolio activity.

•

Many of the Fund’s investments during the six-month period have been in the more cyclical areas of the market with a focus on higher-capitalized, higher quality and profitable companies. Some of the largest active changes in recent months have been additions to the financials and IT sectors. This includes companies such as Bank of America Corp., Morgan Stanley and CME Group, Inc. within financials, and Intel Corp., Microsoft Corp. and QUALCOMM, Inc. within IT. The Fund also made purchases within the industrials sector, including global information and measurement services company Nielson Holdings as well as select firms within the aerospace & defense and railroad industries.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector allocations were financials, industrials and energy, which, in the aggregate, represented roughly half of the Fund’s net assets. This positioning reflects a positive view on a recovering global economy. The Fund also held smaller, yet material allocations to the telecommunication services, utilities and materials sectors. Heading in to the second half of 2014, portfolio management remains highly attentive to the direction of interest rates, inflation indicators and overall levels of domestic equity valuation and market volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	24%
Industrials	15
Energy	13
Consumer Discretionary	10
Health Care	9
Consumer Staples	9
Information Technology	7
Materials	6
Utilities	5
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	4.67%	18.32%	14.27%		10.95%
Class III[5]	4.52	18.07	13.99	[7]	10.68	[7]
Russell 1000® Value Index	8.28	23.81	19.23		8.02
S&P 500® Index	7.14	24.61	18.83		7.78

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,046.70	$3.86	$1,000.00	$1,021.03	$3.81	0.76%
Class III	$1,000.00	$1,045.20	$5.12	$1,000.00	$1,019.79	$5.06	1.01%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.8%
Honeywell International, Inc.	7,620	$708,279
Lockheed Martin Corp.	2,760	443,615
Northrop Grumman Corp.	6,430	769,221
Raytheon Co.	11,690	1,078,403
United Technologies Corp.	8,680	1,002,106

		4,001,624
Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	6,280	644,705
Auto Components — 0.6%
Johnson Controls, Inc.	6,655	332,284
Banks — 13.7%
Bank of America Corp.	11,370	174,757
Citigroup, Inc.	13,420	632,082
Fifth Third Bancorp	30,860	658,861
JPMorgan Chase & Co.	31,450	1,812,149
M&T Bank Corp.	1,235	153,202
SunTrust Banks, Inc.	23,600	945,416
The Toronto-Dominion Bank	11,550	594,575
U.S. Bancorp	22,010	953,473
Wells Fargo & Co.	39,435	2,072,704

		7,997,219
Beverages — 1.9%
The Coca-Cola Co.	10,905	461,936
Diageo PLC	21,140	673,286

		1,135,222
Capital Markets — 0.7%
Morgan Stanley	13,520	437,102
Chemicals — 3.0%
The Dow Chemical Co.	8,505	437,667
E.I. du Pont de Nemours & Co.	14,165	926,958
Praxair, Inc.	3,095	411,140

		1,775,765
Communications Equipment — 1.5%
Motorola Solutions, Inc.	6,820	454,007
QUALCOMM, Inc.	5,480	434,016

		888,023
Consumer Finance — 1.5%
American Express Co.	9,435	895,098
Containers & Packaging — 0.8%
MeadWestvaco Corp.	9,925	439,281
Diversified Financial Services — 0.7%
CME Group, Inc.	5,640	400,158
Diversified Telecommunication Services — 2.0%
BCE, Inc.	3,905	177,131
Verizon Communications, Inc.	20,760	1,015,787

		1,192,918
Electric Utilities — 2.3%
Duke Energy Corp.	3,324	246,607
ITC Holdings Corp.	4,630	168,902
NextEra Energy, Inc.	6,585	674,831

Common Stocks	Shares	Value
Electric Utilities (concluded)
Northeast Utilities	5,215	$246,513

		1,336,853
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,935	242,184
Energy Equipment & Services — 0.7%
Schlumberger Ltd.	3,505	413,415
Food & Staples Retailing — 0.5%
Wal-Mart Stores, Inc.	4,145	311,165
Food Products — 2.7%
General Mills, Inc.	7,875	413,753
Kraft Foods Group, Inc.	5,053	302,927
Mondelez International, Inc., Class A	15,360	577,690
Unilever NV — NY Shares	6,405	280,283

		1,574,653
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	5,120	209,408
Health Care Providers & Services — 0.4%
Quest Diagnostics, Inc.	4,235	248,552
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp.	8,175	823,549
Household Products — 1.9%
Kimberly-Clark Corp.	3,865	429,865
The Procter & Gamble Co.	8,515	669,194

		1,099,059
Industrial Conglomerates — 4.0%
3M Co.	4,495	643,864
General Electric Co.	64,145	1,685,730

		2,329,594
Insurance — 5.4%
ACE Ltd.	5,675	588,497
The Chubb Corp.	5,305	488,962
MetLife, Inc.	5,050	280,578
Prudential Financial, Inc.	12,130	1,076,780
The Travelers Cos., Inc.	7,425	698,470

		3,133,287
IT Services — 1.7%
Automatic Data Processing, Inc.	2,190	173,623
International Business Machines Corp.	4,495	814,809

		988,432
Leisure Products — 0.5%
Mattel, Inc.	7,800	303,966
Media — 3.3%
Comcast Corp., Special Class A	29,275	1,561,236
The Walt Disney Co.	4,385	375,970

		1,937,206
Metals & Mining — 1.4%
BHP Billiton Ltd.	19,710	672,204
Southern Copper Corp.	5,174	157,134

		829,338

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Common Stocks	Shares	Value
Multi-Utilities — 2.1%
Dominion Resources, Inc.	8,870	$634,382
Sempra Energy	3,135	328,266
Wisconsin Energy Corp.	5,390	252,899

		1,215,547
Oil, Gas & Consumable Fuels — 12.3%
Chevron Corp.	12,995	1,696,497
ConocoPhillips	4,380	375,497
Enbridge, Inc.	16,010	759,652
Exxon Mobil Corp.	12,215	1,229,806
Marathon Oil Corp.	12,880	514,170
Marathon Petroleum Corp.	5,990	467,639
Occidental Petroleum Corp.	6,030	618,859
Phillips 66	2,790	224,400
Spectra Energy Corp.	7,246	307,810
Total SA — ADR	13,695	988,779

		7,183,109
Paper & Forest Products — 0.8%
International Paper Co.	8,840	446,155
Pharmaceuticals — 8.2%
AbbVie, Inc.	5,120	288,973
Bristol-Myers Squibb Co.	19,045	923,873
Johnson & Johnson	9,725	1,017,429
Merck & Co., Inc.	21,790	1,260,551
Pfizer, Inc.	43,150	1,280,692

		4,771,518
Professional Services — 0.4%
Nielsen Holdings N.V.	4,980	241,082
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	2,600	233,948
Weyerhaeuser Co.	7,970	263,727

		497,675
Road & Rail — 1.4%
CSX Corp.	6,800	209,508

Common Stocks	Shares	Value
Road & Rail (concluded)
Union Pacific Corp.	6,100	$608,475

		817,983
Semiconductors & Semiconductor Equipment — 1.5%
Intel Corp.	27,900	862,110
Software — 1.9%
Microsoft Corp.	26,235	1,093,999
Specialty Retail — 2.2%
The Home Depot, Inc.	15,935	1,290,098
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	11,070	697,410
Tobacco — 1.5%
Altria Group, Inc.	6,905	289,596
Philip Morris International, Inc.	6,665	561,926

		851,522
Water Utilities — 0.7%
American Water Works Co., Inc.	8,635	427,001
Total Long-Term Investments (Cost — $39,767,177) — 96.3%		56,315,269

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)	1,735,842	1,735,842
Total Short-Term Securities (Cost — $1,735,842) — 3.0%		1,735,842
Total Investments (Cost — $41,503,019) — 99.3%		58,051,111
Other Assets Less Liabilities — 0.7%		410,909

Net Assets — 100.0%		$58,462,020

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	240,135	1,495,707	1,735,842	$131

(b)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$4,001,624	—	—	$4,001,624
Air Freight & Logistics	644,705	—	—	644,705
Auto Components	332,284	—	—	332,284
Banks	7,997,219	—	—	7,997,219
Beverages	461,936	$673,286	—	1,135,222
Capital Markets	437,102	—	—	437,102
Chemicals	1,775,765	—	—	1,775,765
Communications Equipment	888,023	—	—	888,023
Consumer Finance	895,098	—	—	895,098
Containers & Packaging	439,281	—	—	439,281
Diversified Financial Services	400,158	—	—	400,158
Diversified Telecommunication Services	1,192,918	—	—	1,192,918
Electric Utilities	1,336,853	—	—	1,336,853
Electrical Equipment	242,184	—	—	242,184
Energy Equipment & Services	413,415	—	—	413,415
Food & Staples Retailing	311,165	—	—	311,165
Food Products	1,574,653	—	—	1,574,653
Health Care Equipment & Supplies	209,408	—	—	209,408
Health Care Providers & Services	248,552	—	—	248,552
Hotels, Restaurants & Leisure	823,549	—	—	823,549
Household Products	1,099,059	—	—	1,099,059
Industrial Conglomerates	2,329,594	—	—	2,329,594
Insurance	3,133,287	—	—	3,133,287
IT Services	988,432	—	—	988,432
Leisure Products	303,966	—	—	303,966
Media	1,937,206	—	—	1,937,206
Metals & Mining	157,134	672,204	—	829,338
Multi-Utilities	1,215,547	—	—	1,215,547
Oil, Gas & Consumable Fuels	7,183,109	—	—	7,183,109
Paper & Forest Products	446,155	—	—	446,155
Pharmaceuticals	4,771,518	—	—	4,771,518
Professional Services	241,082	—	—	241,082
Real Estate Investment Trusts (REITs)	497,675	—	—	497,675
Road & Rail	817,983	—	—	817,983
Semiconductors & Semiconductor Equipment	862,110	—	—	862,110
Software	1,093,999	—	—	1,093,999
Specialty Retail	1,290,098	—	—	1,290,098
Textiles, Apparel & Luxury Goods	697,410	—	—	697,410
Tobacco	851,522	—	—	851,522
Water Utilities	427,001	—	—	427,001
Short-Term Securities	1,735,842	—	—	1,735,842
Total	$56,705,621	$1,345,490	—	$58,051,111

The Fund may hold assets in which the fair value approximates the carrying amount for fair value for financial statement purposes. As of June 30, 2014, foreign currency at value of $2,503 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (cost — $39,767,177)	$56,315,269
Investments at value — affiliated (cost — $1,735,842)	1,735,842
Foreign currency at value (cost — $2,463)	2,503
Investments sold receivable	319,678
Capital shares sold receivable	114,223
Dividends receivable — unaffiliated	88,232
Receivable from Manager	8,819
Dividends receivable — affiliated	42
Prepaid expenses	217

Total assets	58,584,825

Liabilities
Investments purchased payable	20,266
Capital shares redeemed payable	11,485
Transfer agent fees payable	29,687
Investment advisory fees payable	28,273
Professional fees payable	17,090
Custodian fees payable	7,798
Distribution fees payable	4,462
Officer’s and Directors’ fees payable	2,357
Other affiliates payable	165
Other accrued expenses payable	1,222

Total liabilities	122,805

Net Assets	$58,462,020

Net Assets Consist of
Paid-in capital	$39,964,738
Undistributed net investment income	234,500
Accumulated net realized gain	1,714,525
Net unrealized appreciation/depreciation	16,548,257

Net Assets	$58,462,020

Net Asset Value
Class I — Based on net assets of $35,628,962 and 3,173,701 shares outstanding, 100 million shares authorized, $0.10 par value	$11.23

Class III — Based on net assets of $22,833,058 and 2,036,825 shares outstanding, 100 million shares authorized, $0.10 par value	$11.21

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$729,544
Dividends — affiliated	131
Foreign taxes withheld	(10,186)

Total income	719,489

Expenses
Investment advisory	165,073
Transfer agent	2,680
Transfer agent — Class I	39,208
Transfer agent — Class III	18,859
Distribution — Class III	25,586
Professional	16,774
Accounting services	7,573
Custodian	6,376
Officer and Directors	4,254
Printing	1,088
Miscellaneous	5,881

Total expenses	293,352
Less fees waived by Manager	(300)
Less transfer agent fees reimbursed — Class I	(39,208)
Less transfer agent fees reimbursed — Class III	(18,859)

Total expenses after fees waived and reimbursed	234,985

Net investment income	484,504

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	1,065,846
Foreign currency transactions	92

1,065,938

Net change in unrealized appreciation/depreciation on:
Investments	899,852
Foreign currency translations	264

900,116

Total realized and unrealized gain	1,966,054

Net Increase in Net Assets Resulting from Operations	$2,450,558

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUND, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$484,504	$1,008,310
Net realized gain	1,065,938	1,455,356
Net change in unrealized appreciation/depreciation	900,116	9,130,002

Net increase in net assets resulting from operations	2,450,558	11,593,668

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(165,746)	(711,799)[1]
Class III	(84,258)	(297,214)[1]
Net realized gain:
Class I	—	(508,250)[1]
Class III	—	(283,242)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(250,004)	(1,800,505)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(963,395)	494,436

Net Assets
Total increase in net assets	1,237,159	10,287,599
Beginning of period	57,224,861	46,937,262

End of period	$58,462,020	$57,224,861

Undistributed net investment income, end of period	$234,500	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$10.78	$8.95	$8.17	$7.92	$8.49	$7.69

Net investment income[1]	0.10	0.19	0.21	0.17	0.22	0.25
Net realized and unrealized gain	0.40	1.99	0.78	0.30	0.64	0.86

Net increase from investment operations	0.50	2.18	0.99	0.47	0.86	1.11

Dividends and distributions from:
Net investment income	(0.05)	(0.20)[2]	(0.20)[2]	(0.17)[2]	(0.24)[2]	(0.25)[2]
Net realized gain	—	(0.15)[2]	(0.01)[2]	(0.05)[2]	(1.19)[2]	(0.06)[2]
Tax return of capital	—	—	—	(0.00)[2,3]	—	—

Total dividends and distributions	(0.05)	(0.35)	(0.21)	(0.22)	(1.43)	(0.31)

Net asset value, end of period	$11.23	$10.78	$8.95	$8.17	$7.92	$8.49

Total Investment Return[4]
Based on net asset value	4.67%[5]	24.52%	12.12%	5.96%	10.33%	14.87%

Ratios to Average Net Assets
Total expenses	0.99%[6]	1.04%	0.96%	1.02%	1.07%	0.94%

Total expenses after fees waived and reimbursed	0.76%[6]	0.84%	0.83%	1.02%	1.03%	0.94%

Net investment income	1.85%[6]	1.95%	2.35%	2.09%	2.73%	3.23%

Supplemental Data
Net assets, end of period (000)	$35,629	$36,658	$34,558	$30,925	$28,803	$29,583

Portfolio turnover	7%	18%	4%	12%	103%	24%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,		Period July 1, 2011[1] to December 31, 2011
		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.77	$8.95	$8.17	$8.60

Net investment income[2]	0.09	0.17	0.20	0.06
Net realized and unrealized gain (loss)	0.40	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	0.49	2.14	0.97	(0.25)

Dividends and distributions from:
Net investment income	(0.05)	(0.17)[3]	(0.18)[3]	(0.13)[3]
Net realized gain	—	(0.15)[3]	(0.01)[3]	(0.05)[3]
Tax return of capital	—	—	—	(0.00)[3,4]

Total dividends and distributions	(0.05)	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$11.21	$10.77	$8.95	$8.17

Total Investment Return[5]
Based on net asset value	4.52%[6]	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.20%[7]	1.28%	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.01%[7]	1.09%	1.06%	1.26%[7]

Net investment income	1.61%[7]	1.71%	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$22,833	$20,567	$12,379	$2,347

Portfolio turnover	7%	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $317 for certain accounting services, which is included in accounting services in the Statement of Operations.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $131,464.

4. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014 were $4,030,541 and $6,507,898, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$41,507,974

Gross unrealized appreciation	$16,694,268
Gross unrealized depreciation	(151,131)

Net unrealized appreciation	$16,543,137

6. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	151,688	$1,629,174	453,974	$4,411,486
Shares issued in reinvestment of dividends and distributions	15,319	165,746	117,382	1,220,050
Shares redeemed	(394,119)	(4,182,663)	(1,030,865)	(10,378,224)

Net decrease	(227,112)	$(2,387,743)	(459,509)	$(4,746,688)

Class III
Shares sold	390,238	$4,244,181	980,898	$9,765,606
Shares issued in reinvestment of dividends and distributions	7,795	84,259	55,536	580,455
Shares redeemed	(270,736)	(2,904,092)	(510,442)	(5,104,937)

Net increase	127,297	$1,424,348	525,992	$5,241,124

Total Net Increase (Decrease)	(99,815)	$(963,395)	66,483	$494,436

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014 as follows:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.047757	$0.126101
Class III	$0.041348	$0.126101

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund underperformed its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Stock selection in Europe, notably France and Germany, and in the United States detracted from the Fund’s performance, as did an overweight to Japanese equities. From a sector perspective, stock selection in information technology (“IT”), industrials and financials weighed on returns. The Fund’s cash position also had a negative impact on performance.

•

Conversely, stock selection in energy as well as an overweight and stock selection in health care contributed positively to performance. The Fund’s underweight to fixed income also helped relative results. Within fixed income, an overweight to corporate and convertible bonds added to returns. From a currency perspective, an overweight to the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 63% to 58% of net assets. Within equities, the Fund decreased exposures to the United States and Europe, and increased the weighting in Asia, notably Japan. On a sector basis, the Fund decreased equity weightings in financials, IT, telecommunication services and health care, and increased exposures to materials and industrials.

•

The Fund’s allocation to fixed income increased from 20% to 22% of net assets. Within fixed income, the Fund increased exposure to government bonds, notably in Brazil, Mexico and Poland, and decreased exposure to U.S. Treasuries and European sovereign bonds. The Fund also increased exposure to corporate and convertible bonds. Reflecting the above changes, the Fund’s allocation to cash and cash equivalents increased from 17% to 20% of net assets.

•

During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the cash position helped the Fund maintain low overall portfolio duration (sensitivity to interest rate movements).

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund was slightly underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and underweight in the U.S. Within Europe, the Fund was overweight in France and the Netherlands, and underweight in the United Kingdom and Spain. On a sector basis, the Fund was overweight in industrials, materials and health care, and underweight in consumer staples, financials and IT.

•

Within fixed income, the Fund was underweight in U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight in government bonds in Brazil, Poland and Mexico, as well as sovereign and provincial debt in Australia. In addition, the Fund was overweight in corporate and convertible bonds.

•

With respect to currency exposure, relative to its benchmark, the Fund was overweight in the U.S. dollar, Brazilian real, Swiss franc and Singapore dollar, along with smaller overweights in select emerging Asian and Latin American currencies. The Fund was underweight in the euro, Japanese yen, Australian dollar, Taiwan dollar and the British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
U.S. Equities	27%[1]		36%
European Equities	13	[1]	13
Asia Pacific Equities	14	[1]	8
Other Equities	4	[1]	3
Total Equities	58	[2]	60
U.S. Dollar Denominated Fixed Income Securities	14		24
U.S. Issuers	10		—
Non-U.S. Issuers	4		—
Non-U.S. Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	22		40
Cash & Short-Term Securities[3]	20		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & short-term securities are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]   The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[2]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]   This broad-based capitalization-weighted index is comprised of 2,487 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2014
	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I5	3.69%	13.90%	9.81%	8.55%
Class II5	3.59	13.64	9.64	8.38
Class III[5]	3.60	13.62	9.53	8.29
FTSE World Index	6.59	24.01	15.15	8.15
Reference Benchmark	5.46	15.98	11.29	7.08
U.S. Stocks: S&P 500® Index[7]	7.14	24.61	18.83	7.78
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	5.96	22.98	11.93	8.33
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	1.92	1.80	3.78	4.46
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	5.95	8.88	3.59	4.90

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	This unmanaged capitalization-weighted index is comprised of 1,849 equities in 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,036.90	$3.59	$1,000.00	$1,021.27	$3.56	0.71%
Class II	$1,000.00	$1,035.90	$4.39	$1,000.00	$1,020.48	$4.36	0.87%
Class III	$1,000.00	$1,036.00	$4.90	$1,000.00	$1,019.98	$4.86	0.97%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Mesoblast Ltd. (a)(b)	958,768	$4,035,314
National Australia Bank Ltd.	375,816	11,616,020

		15,651,334
Austria — 0.0%
Andritz AG	8,246	476,464
Belgium — 0.1%
Anheuser-Busch InBev NV	41,729	4,794,677
RHJ International (a)	691,345	3,367,266
RHJ International — ADR (a)	36,463	177,578

		8,339,521
Brazil — 0.9%
BR Malls Participacoes SA	1,413,617	12,028,060
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	219,102	10,213,852
Cielo SA	76,763	1,582,509
Cosan Ltd., Class A	896,194	12,152,391
Cyrela Brazil Realty SA	846,169	5,315,603
Hypermarcas SA (a)	1,247,749	10,797,448
Itau Unibanco Holding SA, Class S Preference Shares	1,228,068	17,680,400
MRV Engenharia e Participacoes SA	1,448,990	4,852,920
Oi SA — ADR	3,815,485	3,274,068
Petroleo Brasileiro SA — ADR	1,003,189	14,676,655
Qualicorp SA (a)	657,436	7,771,997
SLC Agricola SA	421,762	3,644,008

		103,989,911
Canada — 1.8%
Agrium, Inc.	122,306	11,206,899
Athabasca Oil Corp. (a)(b)	1,746,414	12,536,930
Bank of Nova Scotia	155,518	10,368,352
Cameco Corp.	923,522	18,110,266
Canadian National Railway Co.	420,261	27,325,370
Canadian Natural Resources Ltd. (c)	476,466	21,874,554
Eldorado Gold Corp.	1,685,865	12,892,234
First Quantum Minerals Ltd.	1,845,690	39,472,045
Goldcorp, Inc.	1,286,149	35,896,419
Platinum Group Metals Ltd. (a)	5,360,633	6,380,211
Silver Wheaton Corp.	413,765	10,869,607
Suncor Energy, Inc.	43,739	1,864,594
Teck Resources Ltd., Class B	400,612	9,145,972

		217,943,453
Chile — 0.1%
Banco Santander Chile — ADR	300,407	7,945,765

Common Stocks	Shares	Value
China — 1.0%
Beijing Enterprises Holdings Ltd.	2,632,542	$24,919,351
CNOOC Ltd.	18,815,000	33,823,089
Dongfeng Motor Group Co. Ltd., Class H	1,630,800	2,920,982
Haitian International Holdings Ltd. (b)	2,541,800	5,936,027
Jiangxi Copper Co. Ltd., Class H	137,000	216,915
Kunlun Energy Co. Ltd.	5,600,000	9,231,949
Mindray Medical International Ltd. (b)	280,310	8,829,765
SINA Corp. (a)	434,440	21,622,079
Sinopharm Group Co. Ltd., Class H	3,110,800	8,611,723
Zhongsheng Group Holdings Ltd.	3,441,706	4,485,693

		120,597,573
Denmark — 0.1%
TDC A/S	704,959	7,292,382
France — 4.2%
Arkema SA	191,974	18,653,417
AtoS	389,895	32,474,664
AXA SA	693,152	16,561,716
BNP Paribas SA	780,843	53,065,138
Compagnie de Saint-Gobain	426,832	24,082,815
Danone	92,898	6,907,753
European Aeronautic Defence & Space Co. NV	607,296	40,717,995
GDF Suez	478,234	13,176,093
L’Oreal SA	37,533	6,462,399
LVMH Moet Hennessy Louis Vuitton SA	80,951	15,621,024
Remy Cointreau SA	77,909	7,167,884
Safran SA	1,068,214	69,930,379
Sanofi	472,572	50,229,475
Sanofi — ADR	141,972	7,548,651
Schneider Electric SA (a)	30,508	2,871,974
Schneider Electric SE	318,587	30,040,660
Société Générale SA	309,261	16,218,473
Technip SA	241,474	26,383,789
Total SA	168,219	12,170,596
Total SA — ADR	301,256	21,750,683
UbiSOFT Entertainment (a)	585,066	10,770,237
Worldline SA (a)	687,059	15,617,115

		498,422,930
Germany — 2.0%
Allianz SE, Registered Shares	113,472	18,940,049
Bayerische Motoren Werke AG	109,187	13,826,324
Deutsche Bank AG, Registered Shares	366,811	12,891,573
Deutsche Boerse AG	147,196	11,412,789
Deutsche Telekom AG, Registered Shares	796,387	13,967,843
Fresenius SE & Co. KGaA	112,964	16,846,953
HeidelbergCement AG	78,109	6,655,510
Linde AG	74,638	15,860,284
RTL Group SA	57,586	6,391,800
RWE AG	121,010	5,189,894

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	MXN	Mexican Peso
AUD	Australian Dollar	GDR	Global Depositary Receipts	NYSE	New York Stock Exchange
BRL	Brazilian Real	HKD	Hong Kong Dollar	PCL	Public Company Limited
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	REIT	Real Estate Investment Trust
CNY	Chinese Yuan Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	JSC	Joint Stock Company	S&P	Standard & Poor’s
EUR	Euro	KRW	Korean Won	SPDR	Standard & Poor’s Depositary Receipts
FKA	Formerly Known As	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
FTSE	Financial Times Stock Exchange	MSCI	Morgan Stanley Capital International

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Siemens AG, Registered Shares	575,938	$76,043,482
Volkswagen AG	4,512	1,163,684
Volkswagen AG, Preference Shares	138,849	36,366,868

		235,557,053
Hong Kong — 0.7%
AIA Group Ltd. (b)	1,202,600	6,042,601
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	1,876,141
FU JI Food and Catering Services Holdings Ltd. (a)	146,663	23,854
The Link REIT	2,339,046	12,592,890
Sino Biopharmaceutical Ltd.	7,152,000	5,799,602
Sun Hung Kai Properties Ltd.	2,351,000	32,260,442
Wharf Holdings Ltd.	2,892,000	20,824,767

		79,420,297
India — 0.1%
Cummins India Ltd.	1,171,000	12,611,442
Maruti Suzuki India Ltd.	112,837	4,580,439

		17,191,881
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	5,724,508	6,977,574
Ireland — 0.4%
Shire PLC	362,357	28,424,252
XL Group PLC	486,783	15,932,408

		44,356,660
Israel — 0.0%
Check Point Software Technologies Ltd. (a)(b)	31,350	2,101,391
Italy — 0.5%
EI Towers SpA (a)	236,482	12,790,687
Enel SpA	1,124,732	6,542,161
Intesa Sanpaolo SpA	5,726,959	17,669,554
Snam SpA	499,978	3,011,331
Telecom Italia SpA (a)	4,484,756	5,676,364
Telecom Italia SpA	895,768	886,079
Terna Rete Elettrica Nazionale SpA	218,453	1,151,009
UniCredit SpA	922,327	7,711,920

		55,439,105
Japan — 9.7%
Aisin Seiki Co. Ltd.	279,139	11,111,400
Ajinomoto Co., Inc.	370,000	5,799,132
Alpine Electronics, Inc.	45,500	641,692
Asahi Kasei Corp.	1,381,100	10,573,040
Astellas Pharma, Inc.	553,265	7,275,748
Autobacs Seven Co. Ltd.	36,500	612,503
The Bank of Yokohama Ltd.	340,000	1,958,061
Benesse Holdings, Inc.	58,800	2,550,460
Bridgestone Corp.	737,432	25,827,422
Canon Marketing Japan, Inc.	33,400	626,950
The Chiba Bank Ltd.	289,000	2,041,183
Chubu Electric Power Co., Inc. (a)	344,000	4,272,298
Daihatsu Motor Co. Ltd.	108,100	1,923,780
Daikin Industries Ltd.	206,300	13,020,164
Daikyo, Inc.	575,000	1,352,062
Daito Trust Construction Co. Ltd.	85,500	10,053,864
Dena Co. Ltd.	476,500	6,447,456
Denso Corp.	616,920	29,470,634
East Japan Railway Co.	405,751	31,969,967
FANUC Corp.	44,918	7,756,794

Common Stocks	Shares	Value
Japan (continued)
Fuji Heavy Industries Ltd.	2,393,964	$66,381,664
Futaba Industrial Co. Ltd.	354,921	1,623,406
Gree, Inc.	441,700	3,873,253
GungHo Online Entertainment, Inc. (b)	621,400	4,015,288
Hitachi Chemical Co. Ltd.	480,700	7,958,615
Hitachi High-Technologies Corp.	50,500	1,202,443
Hitachi Ltd.	3,549,700	26,015,993
Honda Motor Co. Ltd.	698,483	24,373,401
Hoya Corp.	506,374	16,835,833
IHI Corp.	1,375,000	6,409,454
Inpex Corp.	2,087,039	31,748,456
Isuzu Motors Ltd.	1,223,000	8,098,677
Japan Airlines Co. Ltd.	417,500	23,083,370
JGC Corp.	738,302	22,458,771
JSR Corp.	768,400	13,191,911
Kamigumi Co. Ltd.	65,000	598,338
KDDI Corp.	395,400	24,124,771
Keyence Corp.	6,800	2,973,557
Kinden Corp.	65,000	632,505
Kirin Holdings Co. Ltd.	492,500	7,111,125
Koito Manufacturing Co. Ltd.	77,300	1,980,859
Kubota Corp.	451,296	6,404,021
Kuraray Co. Ltd.	791,370	10,037,111
Kyocera Corp.	221,600	10,522,410
Kyowa Hakko Kirin Co. Ltd.	163,000	2,208,395
Mabuchi Motor Co. Ltd.	16,000	1,213,242
Maeda Road Construction Co. Ltd.	36,000	623,765
Mitsubishi Corp.	1,160,247	24,149,874
Mitsubishi Electric Corp.	1,422,000	17,565,597
Mitsubishi Heavy Industries Ltd.	1,203,000	7,513,819
Mitsubishi UFJ Financial Group, Inc.	2,049,300	12,580,073
Mitsui & Co. Ltd.	3,890,378	62,369,126
MS&AD Insurance Group Holdings	735,814	17,783,775
Murata Manufacturing Co. Ltd.	98,728	9,258,779
Nabtesco Corp.	86,700	1,918,759
Namco Bandai Holdings, Inc.	86,100	2,018,670
NEC Corp.	3,223,000	10,286,231
Nexon Co. Ltd.	256,700	2,453,399
Nikon Corp.	119,800	1,887,337
Nintendo Co. Ltd.	110,300	13,245,624
Nippon Express Co. Ltd.	384,000	1,862,501
Nippon Telegraph & Telephone Corp.	171,530	10,691,100
Nitori Holdings Co. Ltd.	165,400	9,049,346
Nitto Denko Corp.	325,000	15,223,463
NKSJ Holdings, Inc.	481,200	12,965,995
Okumura Corp.	1,310,751	6,655,040
Omron Corp.	66,500	2,804,278
Otsuka Holdings Co. Ltd.	377,600	11,709,426
Rinnai Corp.	117,723	11,364,987
Rohm Co. Ltd.	276,553	15,861,674
Ryohin Keikaku Co. Ltd.	85,600	9,719,679
Sanrio Co. Ltd. (b)	67,400	1,958,481
Sawai Pharmaceutical Co. Ltd.	31,400	1,850,877
Sega Sammy Holdings, Inc.	344,300	6,780,162
Seino Holdings Co. Ltd.	102,000	1,158,482
Shimamura Co. Ltd.	12,100	1,191,047
Shin-Etsu Chemical Co. Ltd.	453,234	27,560,364
Ship Healthcare Holdings, Inc.	152,100	5,337,781
The Shizuoka Bank Ltd.	195,000	2,109,339
SMC Corp.	15,900	4,260,591
Sohgo Security Services Co. Ltd.	47,500	1,139,903
Sony Corp.	515,400	8,612,597
Sony Financial Holdings, Inc.	658,300	11,238,570
Stanley Electric Co. Ltd.	47,700	1,244,512
Sumitomo Corp.	1,124,500	15,173,051

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Sumitomo Electric Industries Ltd.	620,748	$8,738,564
Sumitomo Mitsui Financial Group, Inc.	715,747	30,030,543
Sumitomo Mitsui Trust Holdings, Inc.	1,438,000	6,572,372
Suntory Beverage & Food Ltd.	218,100	8,548,861
Suzuki Motor Corp.	1,382,589	43,373,999
Toda Corp.	1,669,896	6,493,672
Tokio Marine Holdings, Inc.	1,837,223	60,469,904
Tokyo Gas Co. Ltd.	3,923,070	22,915,868
Toyota Industries Corp.	595,077	30,747,828
Toyota Motor Corp.	350,000	20,955,417
Trend Micro, Inc.	57,800	1,904,618
TV Asahi Holdings Corp.	34,300	627,465
Ube Industries Ltd.	3,046,346	5,298,964
Unicharm Corp.	125,100	7,458,631
Yamada Denki Co. Ltd.	4,530,000	16,148,300
Yamaha Corp.	117,900	1,864,073
Yamaha Motor Co. Ltd.	161,100	2,774,207

		1,156,462,839
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	609,610	9,709,226
Malaysia — 0.3%
Axiata Group Bhd	6,099,486	13,239,931
IHH Healthcare Bhd	11,301,600	15,424,298
Telekom Malaysia Bhd	2,853,146	5,642,316

		34,306,545
Mexico — 0.4%
America Movil SAB de CV, Series L — ADR	264,131	5,480,718
Fibra Uno Administracion SA de CV	5,866,167	20,569,001
Fomento Economico Mexicano SAB de CV — ADR	53,041	4,967,290
Grupo Televisa S.A.B.	978,561	6,713,063
TF Administradora Industrial S de RL de CV (a)	3,315,265	7,403,031

		45,133,103
Netherlands — 1.3%
Akzo Nobel NV	237,155	17,781,703
Constellium NV, Class A (a)	390,699	12,525,810
ING Groep NV — CVA (a)	1,287,490	18,066,690
Koninklijke DSM NV	216,676	15,768,031
Koninklijke KPN NV (a)	881,369	3,213,531
Royal Dutch Shell PLC — ADR	509,028	41,928,636
Unilever NV — CVA	1,072,769	46,958,410

		156,242,811
Norway — 0.1%
Statoil ASA	522,199	16,051,800
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	872,968	5,735,793
Russia — 0.0%
Novorossiysk Commercial Sea Port PJSC — GDR (a)	297,594	1,484,994
Polyus Gold International Ltd. (a)	669,121	2,141,389

		3,626,383
Singapore — 0.6%
CapitaLand Ltd.	10,183,350	26,151,331
Global Logistic Properties Ltd.	2,799,000	6,066,108
Keppel Corp. Ltd.	2,293,000	19,849,290
Raffles Medical Group Ltd. (b)	1,575,800	5,144,492
Singapore Telecommunications Ltd.	5,132,630	15,863,396

		73,074,617

Common Stocks	Shares	Value
South Africa — 0.0%
Life Healthcare Group Holdings Ltd.	1,627,241	$6,348,840
South Korea — 0.7%
Cheil Industries, Inc.	52,848	3,666,663
Hyundai Motor Co.	62,342	14,134,227
Hyundai Wia Corp.	31,465	6,096,798
LG Household & Health Care Ltd.	8,418	3,789,402
Orion Corp.	6,102	5,590,634
Samsung Electronics Co. Ltd.	33,120	43,253,049
Samsung Electronics Co. Ltd., Preference Shares	4,382	4,591,881
Samsung Heavy Industries Co. Ltd.	205,828	5,506,294

		86,628,948
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA	1,274,666	16,246,160
Gas Natural SDG SA (a)	81,187	2,564,960

		18,811,120
Sweden — 0.4%
Getinge AB	249,066	6,521,897
Lundin Petroleum AB (a)	1,191,554	24,084,698
Svenska Handelsbanken AB, Class A	356,640	17,439,541

		48,046,136
Switzerland — 2.3%
Nestle SA, Registered Shares (c)	895,665	69,402,352
Novartis AG — ADR	9,384	849,534
Novartis AG, Registered Shares	423,053	38,310,998
Roche Holding AG	277,275	82,615,998
Swisscom AG, Registered Shares (a)	7,500	4,356,574
Syngenta AG, Registered Shares (a)	117,265	43,323,468
TE Connectivity Ltd.	41,901	2,591,158
UBS AG, Registered Shares (a)	1,645,069	30,161,544

		271,611,626
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,079,323	5,320,526
Far EasTone Telecommunications Co. Ltd.	2,135,988	4,865,688
Taiwan Mobile Co. Ltd.	1,675,000	5,183,363
Yulon Motor Co. Ltd.	2,565,000	4,175,249

		19,544,826
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	25,749,000	13,249,370
Bumrungrad Hospital PCL	1,337,700	4,822,397

		18,071,767
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	549,147	9,604,809
NMC Health PLC (a)	930,854	7,965,276

		17,570,085
United Kingdom — 3.2%
Antofagasta PLC	2,236,396	29,216,030
AstraZeneca PLC	285,139	21,213,565
AstraZeneca PLC — ADR	81,819	6,079,970
Barratt Developments PLC	1,011,367	6,462,026
BG Group PLC	834,107	17,600,715
BHP Billiton PLC	1,013,049	32,933,047
BT Group PLC	2,695,368	17,711,347
CNH Industrial NV (a)	2,893,914	29,719,780
CNH Industrial NV — NYSE (a)	134,320	1,372,750
Delphi Automotive PLC	99,642	6,849,391
Delta Topco Ltd. (a)	13,440,990	7,861,635
Diageo PLC	99,377	3,165,051

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Diageo PLC — ADR	129,365	$16,464,284
Guinness Peat Group PLC (a)	1,865,979	1,102,403
Legal & General Group PLC	1,589,752	6,124,485
Lloyds Banking Group PLC (a)	15,803,338	20,087,105
Manchester United PLC, Class A (a)(b)	332,786	5,807,116
National Grid PLC	1,106,803	15,934,351
Ophir Energy Plc (a)	3,809,035	14,360,802
Prudential Plc	760,122	17,415,411
Rio Tinto PLC	1,034,645	55,864,609
Royal Mail PLC (a)	675,698	5,766,334
SABMiller PLC	213,883	12,395,526
Tesco PLC	1,254,563	6,097,377
Unilever PLC	265,785	12,047,836
Vodafone Group PLC	2,174,853	7,268,930
Vodafone Group PLC — ADR	234,820	7,840,640

		384,762,516
United States — 31.3%
3M Co.	161,404	23,119,509
AbbVie, Inc.	893,581	50,433,712
Accenture PLC, Class A	22,805	1,843,556
ACE Ltd. (c)	131,298	13,615,603
Activision Blizzard, Inc.	277,757	6,193,981
Adobe Systems, Inc. (a)	34,793	2,517,621
AES Corp.	867,170	13,484,493
Aetna, Inc.	240,004	19,459,524
Agilent Technologies, Inc.	379,114	21,776,308
Alexion Pharmaceuticals, Inc. (a)	85,502	13,359,687
Allergan, Inc.	125,304	21,203,943
Alliance Data Systems Corp. (a)(b)	13,665	3,843,281
The Allstate Corp.	145,461	8,541,470
Amdocs Ltd.	47,232	2,188,259
American Capital Agency Corp.	151,156	3,538,562
American Electric Power Co, Inc.	286,722	15,990,486
American Express Co.	349,639	33,170,252
American International Group, Inc.	422,290	23,048,588
American Tower Corp.	157,111	14,136,848
American Water Works Co., Inc.	218,757	10,817,534
Ameriprise Financial, Inc.	19,025	2,283,000
AmerisourceBergen Corp.	28,258	2,053,226
Amgen, Inc.	21,537	2,549,335
Anadarko Petroleum Corp. (c)	433,531	47,458,639
Apple Inc.	975,055	90,611,861
Archer-Daniels-Midland Co.	49,309	2,175,020
Avery Dennison Corp.	127,843	6,551,954
Avnet, Inc.	46,924	2,079,202
AXIS Capital Holdings Ltd.	37,701	1,669,400
Bank of America Corp.	2,980,492	45,810,162
BB&T Corp.	378,888	14,939,554
Becton Dickinson & Co.	15,985	1,891,026
Berkshire Hathaway, Inc., Class B (a)	185,451	23,470,679
Biogen Idec, Inc. (a)(c)	93,725	29,552,430
The Boeing Co.	15,321	1,949,291
BorgWarner, Inc.	183,685	11,974,425
Bristol-Myers Squibb Co.	433,393	21,023,894
Calpine Corp. (a)	820,897	19,545,558
Capital One Financial Corp.	257,453	21,265,618
Cardinal Health, Inc.	197,882	13,566,790
Castlight Health, Inc., Class B (a)(b)	126,629	1,924,761
Catamaran Corp. (a)	229,044	10,114,583
Celgene Corp. (a)	208,102	17,871,800
CenterPoint Energy, Inc.	359,737	9,187,683
CF Industries Holdings, Inc.	8,069	1,940,837
Charter Communications, Inc., Class A (a)	131,096	20,762,984

Common Stocks	Shares	Value
United States (continued)
Chevron Corp.	485,905	$63,434,898
The Chubb Corp.	18,541	1,708,924
Church & Dwight Co., Inc.	84,212	5,890,629
Cimarex Energy Co. (c)	211,054	30,277,807
Cisco Systems, Inc.	1,579,626	39,253,706
Citigroup, Inc.	798,782	37,622,632
CNA Financial Corp.	50,074	2,023,991
Coach, Inc. (c)	780,734	26,693,295
Cobalt International Energy, Inc. (a)	669,119	12,278,334
The Coca-Cola Co.	1,381,414	58,516,697
Colfax Corp. (a)(b)	315,757	23,536,527
Colgate-Palmolive Co.	230,308	15,702,399
Comcast Corp., Class A	1,245,138	66,839,008
Computer Sciences Corp.	44,155	2,790,596
Constellation Brands, Inc., Class A (a)	28,375	2,500,689
Crown Castle International Corp.	168,320	12,499,443
Crown Holdings, Inc. (a)	252,308	12,554,846
CSX Corp.	198,840	6,126,260
Cubist Pharmaceuticals, Inc. (a)	117,174	8,181,089
Cummins, Inc.	64,475	9,947,848
CVS Caremark Corp.	113,579	8,560,449
Danaher Corp.	122,838	9,671,036
Diamondback Energy, Inc. (a)(c)	293,802	26,089,618
Discover Financial Services	385,230	23,876,555
DISH Network Corp., Class A (a)	150,316	9,782,565
Dominion Resources, Inc.	336,013	24,031,650
Dover Corp.	21,045	1,914,043
Dresser-Rand Group, Inc. (a)(c)	318,591	20,303,804
DTE Energy Co.	51,331	3,997,145
Eastman Chemical Co.	26,341	2,300,886
Eaton Corp. PLC	331,547	25,588,797
eBay, Inc. (a)	896,996	44,903,620
Eclipse Resources Corp. (a)	523,300	13,150,529
Electronic Arts, Inc. (a)	698,509	25,055,518
Energizer Holdings, Inc.	15,975	1,949,429
Envision Healthcare Holdings, Inc. (a)	331,000	11,886,210
EP Energy Corp., Class A (a)	550,991	12,700,343
EQT Corp.	152,286	16,279,373
Equity Residential (b)	393,996	24,821,748
Express Scripts Holding Co. (a)(b)	361,464	25,060,299
Fannie Mae (a)	890,512	3,481,902
Fastenal Co.	440,193	21,785,152
FedEx Corp.	110,325	16,700,999
Fidelity National Information Services, Inc.	46,189	2,528,386
Fifth Third Bancorp	280,888	5,996,959
FMC Corp.	273,421	19,464,841
Ford Motor Co.	1,907,813	32,890,696
Freeport-McMoRan Copper & Gold, Inc.	1,900,227	69,358,285
The Fresh Market, Inc. (a)(b)	323,078	10,813,421
General Dynamics Corp.	21,562	2,513,051
General Electric Co.	2,387,487	62,743,158
General Motors Co.	145,544	5,283,247
Gilead Sciences, Inc. (a)	209,650	17,382,082
The Goldman Sachs Group, Inc.	138,011	23,108,562
The Goodyear Tire & Rubber Co.	312,777	8,688,945
Google, Inc., Class A (a)	90,341	52,819,672
Google, Inc., Class C (a)	90,341	51,971,370
Harris Corp.	28,698	2,173,873
HCA Holdings, Inc. (a)	499,280	28,149,406
HealthSouth Corp.	220,967	7,926,086
Helmerich & Payne, Inc.	25,837	2,999,934
Hilton Worldwide Holdings, Inc. (a)	207,613	4,837,383
Humana, Inc.	201,168	25,693,177
International Paper Co.	46,724	2,358,160

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Intuit, Inc.	26,546	$2,137,749
JB Hunt Transport Services, Inc.	150,254	11,085,740
Johnson Controls, Inc.	323,963	16,175,473
JPMorgan Chase & Co.	1,095,200	63,105,424
Kimberly-Clark Corp.	17,025	1,893,520
KLA-Tencor Corp.	23,377	1,698,105
The Kroger Co.	49,081	2,426,074
L-3 Communications Holdings, Inc.	20,184	2,437,218
Lear Corp.	31,333	2,798,664
Liberty Media Corp., Class A (a)	351,568	48,052,314
Lincoln National Corp.	63,854	3,284,650
Lululemon Athletica, Inc. (a)(b)(c)	194,572	7,876,275
Macy’s, Inc.	32,060	1,860,121
Marathon Oil Corp. (c)	954,267	38,094,339
Marathon Petroleum Corp. (c)	22,450	1,752,672
Marsh & McLennan Cos., Inc.	253,436	13,133,054
MasterCard Inc., Class A	869,007	63,845,944
Mattel, Inc.	276,005	10,755,915
McDonald’s Corp.	289,283	29,142,369
McKesson Corp.	229,413	42,718,995
Medtronic, Inc.	263,619	16,808,347
MetLife, Inc. (c)	237,819	13,213,224
Mettler-Toledo International, Inc. (a)	32,557	8,242,781
Microsoft Corp.	50,861	2,120,904
Motorola Solutions, Inc.	29,684	1,976,064
Murphy Oil Corp.	24,219	1,610,079
Mylan, Inc. (a)(c)	102,017	5,259,997
NextEra Energy Partners LP (a)	52,100	1,745,871
NextEra Energy, Inc.	214,956	22,028,691
Northrop Grumman Corp.	23,046	2,756,993
NRG Energy, Inc.	92,257	3,431,960
Ocwen Financial Corp. (a)(b)	261,832	9,713,967
Oracle Corp.	897,913	36,392,414
PACCAR, Inc.	177,012	11,121,664
Parker Hannifin Corp.	16,509	2,075,677
Parsley Energy, Inc., Class A (a)	633,565	15,249,910
PerkinElmer, Inc.	214,877	10,064,839
Perrigo Co. PLC	71,760	10,459,738
Pfizer, Inc. (c)	1,695,616	50,325,883
Phillips 66 (c)	590,729	47,512,333
Pitney Bowes, Inc.	76,112	2,102,213
PPG Industries, Inc.	15,792	3,318,689
PPL Corp.	451,678	16,048,119
Precision Castparts Corp.	115,670	29,195,108
The Procter & Gamble Co.	1,263,529	99,300,744
Prudential Financial, Inc. (c)	97,175	8,626,225
Raytheon Co.	28,702	2,647,760
Regeneron Pharmaceuticals, Inc. (a)	11,896	3,360,263
Regions Financial Corp.	1,685,223	17,897,068
Reinsurance Group of America, Inc.	26,440	2,086,116
Rockwell Automation, Inc.	267,446	33,473,541
Santander Consumer USA Holdings, Inc.	184,848	3,593,445
Schlumberger Ltd.	322,404	38,027,552
Seagate Technology PLC	38,638	2,195,411
Sealed Air Corp.	308,304	10,534,748
Sempra Energy	177,658	18,602,569
Sigma-Aldrich Corp.	22,445	2,277,719
Southern Copper Corp.	838,343	25,460,477
The St. Joe Co. (a)	1,707,228	43,414,808
Stanley Black & Decker, Inc.	221,773	19,476,105
Team Health Holdings, Inc. (a)	124,627	6,223,872
Tenet Healthcare Corp. (a)(c)	195,683	9,185,360
Thermo Fisher Scientific, Inc.	234,873	27,715,014
TIBCO Software, Inc. (a)	625,295	12,612,200
Time Warner Cable, Inc. (c)	17,200	2,533,560

Common Stocks	Shares	Value
United States (concluded)
Torchmark Corp.	25,608	$2,097,807
The Travelers Cos., Inc.	112,397	10,573,186
TRW Automotive Holdings Corp. (a)	68,823	6,161,035
Twitter, Inc. (a)	494,483	20,258,969
Twitter, Inc. (Acquired 11/14/13, cost $19,768,076) (a)(d)	1,162,480	45,245,465
U.S. Bancorp	436,025	18,888,603
Union Pacific Corp.	466,760	46,559,310
United Continental Holdings, Inc. (a)	1,120,313	46,011,255
United Parcel Service, Inc., Class B	554,928	56,968,908
United Technologies Corp.	432,195	49,896,913
UnitedHealth Group, Inc.	465,982	38,094,029
Universal Health Services, Inc., Class B	200,953	19,243,259
Valero Energy Corp.	53,957	2,703,246
Veeva Systems, Inc. (a)(b)	840,546	21,391,896
Verizon Communications, Inc.	1,035,509	50,667,455
Verizon Communications, Inc.	127,315	6,238,435
Vertex Pharmaceuticals, Inc. (a)	149,325	14,138,091
Viacom, Inc., Class B	22,826	1,979,699
Visa, Inc., Class A	412,580	86,934,732
VMware, Inc., Class A (a)	121,111	11,724,756
Waters Corp. (a)	117,581	12,280,160
WellCare Health Plans, Inc. (a)	126,062	9,411,789
WellPoint, Inc.	21,615	2,325,990
Wells Fargo & Co.	1,667,291	87,632,815
Western Digital Corp.	37,157	3,429,591
Wyndham Worldwide Corp.	28,925	2,190,201
Zimmer Holdings, Inc.	79,234	8,229,243

		3,736,050,386
Total Common Stocks — 63.0%		7,529,492,661

Corporate Bonds	Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	1,273	980,210
YPF SA:
8.88%, 12/19/18 (e)		8,143	8,590,865
8.75%, 4/04/24 (e)		6,877	7,185,777

			16,756,852
Australia — 0.2%
FMG Resources August 2006 Property Ltd.:
6.00%, 4/01/17 (e)		3,610	3,727,325
8.25%, 11/01/19 (e)		1,754	1,909,667
6.88%, 4/01/22 (e)		2,940	3,153,150
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		10,183	10,793,980

			19,584,122
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,138	4,151,920
Brazil — 0.2%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (e)		6,347	6,267,662
Petrobras Global Finance BV, 2.37%, 1/15/19 (f)		17,016	16,930,920

			23,198,582
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		2,574	2,937,861
Chile — 0.2%
Banco Del Estado De Chile/New York, Series YCD, 2.03%, 4/25/15		6,961	7,038,156
Banco Santander Chile, 2.11%, 6/07/18 (e)(f)		8,041	8,201,820

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chile (concluded)
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)	USD	6,388	$4,280,211

			19,520,187
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(e)(g)(h)	SGD	10,400	83,407
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(e)(h)	USD	4,800	48,000
SINA Corp., 1.00%, 12/01/18 (e)(g)		5,846	5,349,090

			5,480,497
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)		2,929	2,924,607
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		17,985	18,140,103
Germany — 0.2%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)		2,662	2,755,170
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(g)	EUR	12,700	20,320,348

			23,075,518
Hong Kong — 0.1%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(g)(h)	CNY	13,100	—
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (e)	USD	5,783	6,080,535
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,186	4,413,744

			10,494,279
India — 0.3%
REI Agro Ltd.:
5.50%, 11/13/14 (e)(g)(h)		2,291	584,205
5.50%, 11/13/14 (a)(e)(g)(h)		6,148	1,567,740
Reliance Holdings USA, Inc.:
4.50%, 10/19/20 (e)		4,353	4,544,414
5.40%, 2/14/22 (e)		1,995	2,154,119
State Bank of India, 3.62%, 4/17/19 (e)		8,677	8,729,687
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(e)(h)		5,184	6,220,800
0.00%, 7/25/14 (a)(e)(g)(h)(i)		6,886	6,886,000

			30,686,965
Indonesia — 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	275,000
10.75%, 10/06/17 (e)		3,957	1,978,500

			2,253,500
Italy — 0.3%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		3,129	3,216,312
3.88%, 1/16/18		3,226	3,400,001
3.88%, 1/15/19		5,901	6,188,514
Telecom Italia Finance SA, 6.13%, 11/15/16 (e)(g)	EUR	8,100	13,758,798
Telecom Italia SpA, 5.30%, 5/30/24 (e)	USD	8,517	8,548,939

			35,112,564
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		7,634	7,806,666
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		7,228	7,914,660

Corporate Bonds	Par (000)		Value
Luxembourg (concluded)
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	1,000	$1,203,947

			9,118,607
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (e)	USD	7,012	7,362,600
Netherlands — 0.2%
Bio City Development Co. BV, 0.00%, 7/06/18 (a)(e)(h)		21,400	15,465,780
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22		3,115	3,166,796

			18,632,576
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (g)	SGD	12,250	9,824,364
2.95%, 6/20/22 (g)		23,250	18,741,338
1.95%, 10/17/23		10,000	8,197,931
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	9,100	10,066,875

			46,830,508
South Korea — 0.1%
Export-Import Bank of Korea, 2.88%, 9/17/18		3,691	3,800,021
Hyundai Capital America, 2.13%, 10/02/17 (e)		3,497	3,550,210
Zeus Cayman II, 0.00%, 8/18/16 (g)(i)	JPY	200,000	3,475,445

			10,825,676
Spain — 0.1%
Nara Cable Funding Ltd.:
8.88%, 12/01/18 (e)	EUR	5,515	8,061,581
8.88%, 12/01/18 (e)	USD	2,304	2,459,520
8.88%, 12/01/18 (e)	USD	1,338	1,428,315
Ono Finance II PLC, 10.88%, 7/15/19 (e)		1,039	1,135,107

			13,084,523
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17		2,788	3,184,337
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (e)		19,457	19,067,566
9.00%, 10/31/17 (e)		11,635	11,111,139

			30,178,705
United Kingdom — 0.2%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		5,703	5,844,081
Delta Topco Ltd., 10.00%, 11/24/60		11,272	11,192,997
Essar Energy PLC, 4.25%, 2/01/16 (e)		7,000	6,965,000
Lloyds Bank PLC, 2.30%, 11/27/18		2,241	2,275,323

			26,277,401
United States — 2.9%
Ally Financial Inc.:
2.75%, 1/30/17		8,839	8,938,439
3.50%, 1/27/19		6,094	6,153,112
American Tower Corp., 3.40%, 2/15/19		2,448	2,560,987
AT&T Inc., 2.38%, 11/27/18		14,917	15,167,143
Bank of America Corp.:
2.00%, 1/11/18		8,502	8,556,863
1.30%, 3/22/18 (f)		4,336	4,391,826
6.88%, 4/25/18		5,686	6,698,853
2.60%, 1/15/19		5,626	5,692,179
Best Buy Co., Inc., 5.00%, 8/01/18		8,016	8,406,780
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (g)		2,124	2,197,012
1.50%, 10/15/20 (g)		2,124	2,236,837

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (g)	USD	1,195	$1,627,441
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		1,828	1,895,636
Cablevision Systems Corp., 5.88%, 9/15/22		3,674	3,742,887
Capital One Bank USA NA, 2.15%, 11/21/18		6,399	6,435,826
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (e)	EUR	1,507	2,223,666
Chesapeake Energy Corp., 3.48%, 4/15/19 (f)	USD	1,736	1,755,530
CIT Group, Inc., 4.75%, 2/15/15 (e)		6,631	6,763,620
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (g)		13,810	12,739,725
3.13%, 5/15/24 (g)		17,017	18,303,911
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		337	320,150
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (g)		3,792	9,295,140
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		13,919	13,924,665
2.38%, 1/16/18		6,116	6,247,555
5.00%, 5/15/18		7,797	8,673,780
Forest City Enterprises, Inc., 4.25%, 8/15/18 (g)		6,174	6,976,620
Forest Laboratories, Inc.:
4.38%, 2/01/19 (e)		7,328	7,905,520
5.00%, 12/15/21 (e)		5,139	5,631,625
General Electric Capital Corp.:
Series B, 6.25% (f)(j)		8,900	9,901,250
5.55%, 5/04/20		4,139	4,816,753
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (g)		10,578	38,556,810
HSBC USA, Inc., 1.63%, 1/16/18		6,215	6,228,915
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,700	1,946,500
Intel Corp., 3.25%, 8/01/39 (g)		3,508	5,411,090
JPMorgan Chase & Co., 6.13%, 6/27/17		4,537	5,109,179
Morgan Stanley, 7.30%, 5/13/19		3,551	4,341,975
Mylan, Inc.:
3.75%, 9/15/15 (g)		7,296	28,285,680
2.55%, 3/28/19		6,778	6,827,676
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		4,506	4,697,505
Salesforce.com, Inc., 0.25%, 4/01/18 (g)		12,029	13,810,796
SunGard Data Systems, Inc., 7.38%, 11/15/18		2,459	2,597,319
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (g)		6,204	8,119,485
Texas Industries, Inc., 9.25%, 8/15/20		3,608	4,086,060
WellPoint, Inc., 2.75%, 10/15/42 (g)		6,572	10,067,483
Xerox Corp., 6.35%, 5/15/18		3,532	4,104,159

			344,371,963
Total Corporate Bonds — 6.1%			731,991,119

Floating Rate Loan Interests (f)
Canada — 0.0%
Essar Steel Algoma, Inc. (FKA Algoma Steel, Inc.), Term Loan, 9.25%, 9/19/14		3,279	3,280,593
Chile — 0.1%
GNL Quintero, Tranche B Facility, 1.23%, 7/20/23		6,439	6,027,148

Floating Rate Loan Interests	Par (000)		Value
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A Loan, 3.60%, 12/10/18	EUR	5,370	$7,341,865
Facility B Loan, 3.85%, 12/10/19		2,165	2,969,510

			10,311,375
United Kingdom — 0.1%
Delta Debtco Ltd., Term Loan, 9.25%, 10/17/19	USD	17,217	17,927,201
United States — 0.9%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 5.00%, 3/31/21		5,671	5,759,155
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		7,938	8,179,614
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.15%, 2/27/21		15,792	15,764,708
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		28,485	28,426,140
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		2,885	2,884,979
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		4,234	4,265,579
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 3.00%, 2/21/21		13,007	12,916,437
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		12,074	12,074,166
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		1,680	1,679,705
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		626	626,487
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		11,232	11,217,169

			103,794,139
Total Floating Rate Loan Interests — 1.2%			141,340,456

Foreign Agency Obligations
Brazil — 0.0%
Petrobras International Finance Co., 5.38%, 1/27/21		3,484	3,631,129

Foreign Government Obligations
Argentina — 0.3%
Provincia de Buenos Aires, 10.88%, 1/26/21		2,893	2,762,815
Republic of Argentina:
7.00%, 10/03/15		6,591	6,373,955
8.75%, 5/07/24		5,813	5,434,749
Series X, 7.00%, 4/17/17		24,338	22,731,758

			37,303,277
Australia — 0.9%
Commonwealth of Australia:
5.50%, 4/21/23	AUD	60,554	65,876,212
2.75%, 4/21/24		18,268	16,091,164
Queensland Treasury Corp., 6.00%, 6/14/21		18,172	19,813,108

			101,780,484

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Brazil — 2.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/24	BRL	2	$2,741,386
Series F, 10.00%, 1/01/21		393	162,661,900
Series F, 10.00%, 1/01/23		106	43,091,430
Series F, 10.00%, 1/01/25		57	22,614,133
Brazilian Government International Bond, 4.88%, 1/22/21	USD	12,324	13,433,160

			244,542,009
Canada — 0.3%
Canadian Government Bond:
4.00%, 6/01/16	CAD	10,558	10,436,594
1.50%, 3/01/17		17,216	16,276,667
3.50%, 6/01/20		12,628	13,035,462

			39,748,723
Germany — 0.9%
Bundesrepublik Deutschland, Series 2007, 4.25%, 7/04/17	EUR	69,525	107,133,975
Indonesia — 0.1%
Republic of Indonesia, 7.88%, 4/15/19	IDR	136,939,000	11,591,589
Mexico — 1.0%
Mexican Bonos, 10.00%, 12/05/24	MXN	11,133	114,585,176
Poland — 0.9%
Republic of Poland:
5.25%, 10/25/20	PLN	124,562	45,856,076
5.75%, 10/25/21		162,282	61,922,481

			107,778,557
Turkey — 0.0%
Republic of Turkey, 6.75%, 4/03/18	USD	2,539	2,866,531
United Kingdom — 1.3%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	92,719	153,260,604
Total Foreign Government Obligations — 7.7%			920,590,925

Investment Companies		Shares
ETFS Gold Trust (a)(k)		230,215	30,029,245
ETFS Palladium Trust (a)(k)		85,485	6,779,442
ETFS Platinum Trust (a)(k)		70,761	10,234,163
iShares Gold Trust (a)(k)(l)		2,098,037	27,022,717
Market Vectors Gold Miners ETF		711,271	18,813,118
SPDR Gold Trust (a)(k)		323,758	41,453,974
Total Investment Companies — 1.1%			134,332,659

Preferred Securities
Capital Trusts	Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(f)(j)	USD	1,315	1,365,956
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		5,934	6,408,720
United Kingdom — 0.3%
Lloyds Bank PLC, 13.00% (f)(j)	GBP	10,485	30,056,090

Capital Trusts	Par (000)		Value
United States — 0.4%
Citigroup, Inc., 5.95% (f)(j)	USD	4,354	$4,397,540
General Electric Capital Corp., 6.38%, 11/15/67 (f)		6,627	7,389,105
The Goldman Sachs Group, Inc., 5.70% (f)(j)		10,037	10,369,476
JPMorgan Chase & Co., Series Q, 5.15% (f)(j)		11,200	10,738,000
Morgan Stanley, 5.45% (f)(j)		7,455	7,590,979
NBCUniversal Enterprise, Inc., 5.25% (e)(j)		5,389	5,631,505
USB Capital IX, 3.50% (f)(j)		8,427	7,184,018

			53,300,623
Total Capital Trusts — 0.8%			91,131,389

Preferred Stocks		Shares
Israel — 0.1%
Mobileye, Inc., Class F2 (Acquired 8/16/13, cost $9,354,122) (a)(d)		267,593	10,591,331
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		242,034	6,551,860
Royal Bank of Scotland Group PLC:
Series M, 6.40%		189,525	4,563,762
Series Q, 6.75%		156,567	3,900,084
Series T, 7.25%		225,045	5,682,386

			20,698,092
United States — 1.1%
American Tower Corp., Series A, 5.25%		45,686	4,860,990
Cliffs Natural Resources, Inc., 7.00% (b)(g)		229,003	3,281,613
Crown Castle International Corp., Series A, 4.50% (g)		106,102	10,813,916
Dominion Resources, Inc., 6.38%		112,000	5,894,000
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783) (a)(d)		1,509,632	28,835,783
Fannie Mae, Series S, 8.25% (b)(f)		732,040	7,576,614
Forestar Group, Inc., 6.00%		232,200	5,907,168
Health Care REIT, Inc., Series I, 6.50% (g)		166,886	9,635,998
NextEra Energy, Inc., 5.60% (g)		151,010	10,020,284
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321) (a)(d)		1,867,426	11,447,321
Stanley Black & Decker, Inc., 6.25% (a)		30,775	3,509,273
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $17,574,548) (a)(d)		283,222	17,574,548
United Technologies Corp., 7.50% (g)		80,255	5,231,824
US Bancorp:
Series F, 6.50% (f)		216,774	6,126,033
Series G, 6.00% (f)		112,682	3,088,614
Wells Fargo & Co., Series L, 7.50% (g)		3,988	4,841,432

			138,645,411
Total Preferred Stocks — 1.4%			169,934,834

Trust Preferreds
Netherlands — 0.1%
RBS Capital Funding Trust VII, Series G, 6.08% (j)		333,772	8,043,905

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		409,834	$11,352,402
Continental Airlines Finance Trust II, 0.08%, 11/15/30 (g)		19,100	941,271
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		521,563	14,238,670

			26,532,343
Total Trust Preferreds — 0.3%			34,576,248
Total Preferred Securities — 2.5%			295,642,471

U.S. Treasury Obligations	Par (000)
U.S. Treasury Notes:
0.25%, 1/15/15-3/31/15 (k)	USD	94,749	94,849,614
2.25%, 3/31/16-4/30/21 (m)		166,344	169,820,436
1.25%, 10/31/18 (m)		61,635	61,158,613
2.00%, 5/31/21-11/15/21		130,656	129,602,596
1.75%, 5/15/22		17,695	17,033,010
2.75%, 2/15/24		67,884	69,426,968
Total U.S. Treasury Obligations — 4.6%			541,891,237

Warrants (n)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,244,408	2,424,611
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		523,292	391,067

			2,815,678
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd. (Issued/exercisable 4/23/14, 1 Share for 1 warrant, Expires 4/22/16, Strike Price HKD 98.60) (a)		196,083	256,033
Total Warrants — 0.0%			3,071,711
Total Long-Term Investments (Cost — $8,999,447,209) — 86.2%			10,301,984,368

Short-Term Securities
Foreign Agency Obligations (o)	Par (000)
Japan Treasury Discount Bill, 0.05%, 7/07/14-8/04/14	JPY	8,370,000	82,618,620
Mexico Cetes:
3.55%, 7/10/14	MXN	19,500	15,018,846
3.38%, 7/24/14		12,902	9,926,194
3.52%, 8/07/14-10/16/14		65,184	49,974,107
3.46%, 8/21/14		25,655	19,692,217
3.50%, 9/04/14		18,989	14,559,520
3.51%, 9/18/14		16,824	12,855,846
3.57%, 11/13/14		12,173	9,278,634
3.05%, 12/11/14		39,320	29,895,521
Total Foreign Agency Obligations — 2.0%			243,819,505

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(p)		1,396	$1,396,380

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (l)(p)(q)	USD	73,438	73,437,562
Total Money Market Funds — 0.6%			74,833,942

Time Deposits	Par (000)
Europe — 0.0%
Wells Fargo Securities, LLC, (0.03)%, 7/01/14	EUR	148	203,255
Japan — 0.1%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	JPY	462,148	4,561,942
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	SGD	405	324,832
United States — 0.0%
JPMorgan Chase Bank N.A., 0.12%, 7/01/14	USD	559	558,964
Total Time Deposits — 0.1%			5,648,993

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.02%, 7/03/14-10/02/14		267,318	267,303,812
0.06%, 7/10/14-8/07/14		288,198	288,195,175
0.05%, 7/17/14-8/21/14		118,661	118,659,756
0.04%, 7/24/14-11/20/14		383,706	383,668,513
0.07%, 8/21/14-9/11/14		94,299	94,296,487
0.03%, 8/28/14-11/20/14		196,917	196,905,817
Total U.S. Treasury Obligations — 11.3%			1,349,029,560
Total Short-Term Securities (Cost — $1,670,078,642) — 14.0%			1,673,332,000

Options Purchased
(Cost — $122,720,978) — 1.1%			128,911,275
Total Investments Before Investments Sold Short and Options Written (Cost — $10,792,246,829) — 101.3%			12,104,227,643

Investments Sold Short		Shares
Italy — (0.1)%
Eni SpA		227,257	(6,215,406)
(Proceeds — $5,780,606) — (0.1)%			(6,215,406)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Options Written	Value
(Premiums Received — $50,984,550) — (0.4)%	$(52,354,999)
Total Investments Net of Investments Sold Short and Options Written — 100.8%	12,045,657,238
Liabilities in Excess of Other Assets — (0.8)%	(97,020,192)

Net Assets — 100.0%	$11,948,637,046

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been segregated as collateral in connection with outstanding options written.

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $113,694,448 and an original cost of $86,979,850 which was 0.6% of its net assets.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Zero-coupon bond.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	539,525	856,855	[1]	—	1,396,380	$1,396,380	$468	—
BlackRock Liquidity Series, LLC, Money Market Series	$65,844,802	$7,592,760	[2]	—	$73,437,562	$73,437,562	$898,046	—
iShares Gold Trust	2,310,427	25,701		(238,091)	2,098,037	$27,022,717	—	$(898,740)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

(m)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
19	Hang Seng China Enterprises Index	Hong Kong	July 2014	USD	1,255,406	$16,199
(5,843)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	570,422,875	(5,904,017)
(3,473)	Euro STOXX 50 Index	Eurex	September 2014	USD	153,700,343	1,897,758
(47)	FTSE 100 Index	London	September 2014	USD	5,398,018	(510)
(3,264)	MSCI Emerging Markets E-Mini Index	New York	September 2014	USD	169,842,240	23,557
43	Nikkei 225 Index	Chicago Mercantile	September 2014	USD	3,218,474	(41,195)
(357)	Russell 2000 E-Mini Index	InterContinental Exchange	September 2014	USD	42,493,710	(842,590)
Total						$(4,850,798)

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,868,313	EUR	21,077,300	BNP Paribas S.A.	7/03/14	$6,828
USD	28,875,901	EUR	21,077,300	Deutsche Bank AG	7/03/14	14,416
USD	28,940,000	JPY	2,945,579,762	BNP Paribas S.A.	7/03/14	(137,066)
USD	28,940,000	JPY	2,948,068,602	UBS AG	7/03/14	(161,634)
USD	55,847,632	JPY	5,800,000,000	Morgan Stanley Capital Services LLC	7/07/14	(1,408,502)
USD	36,410,905	EUR	26,571,038	BNP Paribas S.A.	7/10/14	25,779
USD	11,131,602	EUR	8,123,300	JPMorgan Chase Bank N.A.	7/10/14	7,938
USD	22,761,528	JPY	2,326,228,169	Bank of America N.A.	7/10/14	(202,973)
USD	23,912,265	JPY	2,442,274,440	Goldman Sachs International	7/10/14	(197,843)
USD	14,459,126	MXN	195,003,000	Barclays Bank PLC	7/10/14	(560,168)
EUR	21,077,300	USD	28,653,325	Deutsche Bank AG	7/11/14	209,045
USD	28,896,978	EUR	21,077,300	Credit Suisse International	7/11/14	34,608
USD	28,888,547	EUR	21,077,300	Deutsche Bank AG	7/11/14	26,177
USD	26,183,269	EUR	19,163,000	Morgan Stanley Capital Services LLC	7/11/14	(57,739)
USD	23,513,442	JPY	2,384,991,895	JPMorgan Chase Bank N.A.	7/11/14	(31,367)
GBP	17,196,032	EUR	21,226,000	Deutsche Bank AG	7/17/14	358,332
USD	28,399,917	EUR	20,792,700	Credit Suisse International	7/17/14	(73,389)
USD	29,110,163	EUR	21,250,000	Deutsche Bank AG	7/17/14	10,635
USD	22,122,055	JPY	2,243,110,000	Credit Suisse International	7/17/14	(23,175)
INR	276,573,622	USD	4,686,100	Credit Suisse International	7/18/14	(108,999)
INR	408,702,888	USD	6,908,900	Credit Suisse International	7/18/14	(145,151)
USD	49,355,978	EUR	36,122,500	Deutsche Bank AG	7/18/14	(109,986)
USD	23,717,351	JPY	2,429,157,171	BNP Paribas S.A.	7/24/14	(266,015)
USD	12,402,287	JPY	1,269,994,238	Credit Suisse International	7/24/14	(136,521)
USD	36,243,203	JPY	3,711,996,198	JPMorgan Chase Bank N.A.	7/24/14	(405,790)
USD	9,704,914	MXN	129,023,920	Credit Suisse International	7/24/14	(221,912)
GBP	6,977,286	EUR	8,745,000	Morgan Stanley Capital Services LLC	7/25/14	(37,287)
USD	29,464,000	JPY	3,023,580,948	BNP Paribas S.A.	7/25/14	(388,430)
USD	35,316,823	JPY	3,625,950,000	Morgan Stanley Capital Services LLC	7/25/14	(482,918)
USD	41,488,827	JPY	4,246,008,000	Credit Suisse International	8/01/14	(435,145)
USD	29,464,000	JPY	3,016,960,387	JPMorgan Chase Bank N.A.	8/01/14	(324,677)
USD	25,282,833	JPY	2,570,000,000	HSBC Bank USA N.A.	8/04/14	(93,176)
USD	38,834,982	EUR	28,680,400	Deutsche Bank AG	8/07/14	(442,831)
USD	29,361,567	EUR	21,684,000	Morgan Stanley Capital Services LLC	8/07/14	(334,675)
USD	21,568,552	JPY	2,207,929,539	Credit Suisse International	8/07/14	(232,829)
USD	28,812,099	JPY	2,948,918,328	HSBC Bank USA N.A.	8/07/14	(305,902)
USD	14,404,670	MXN	194,382,380	Deutsche Bank AG	8/07/14	(536,182)
CHF	24,968,141	USD	27,776,791	HSBC Bank USA N.A.	8/08/14	387,924
USD	29,192,851	AUD	31,221,800	Morgan Stanley Capital Services LLC	8/08/14	(159,056)
USD	11,772,000	BRL	27,274,429	Deutsche Bank AG	8/08/14	(426,901)
USD	17,659,000	BRL	41,030,510	Deutsche Bank AG	8/08/14	(692,517)
USD	27,810,275	EUR	20,546,600	JPMorgan Chase Bank N.A.	8/08/14	(328,402)
USD	23,713,869	JPY	2,416,965,000	UBS AG	8/08/14	(151,713)
USD	17,378,419	EUR	12,827,200	Credit Suisse International	8/14/14	(188,889)
USD	10,825,974	EUR	7,991,300	Deutsche Bank AG	8/14/14	(118,396)
USD	27,635,932	EUR	20,402,900	UBS AG	8/14/14	(306,567)
USD	23,797,099	JPY	2,430,302,512	HSBC Bank USA N.A.	8/14/14	(201,131)
CHF	24,889,078	USD	27,744,547	HSBC Bank USA N.A.	8/15/14	332,602

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,924,000	BRL	26,713,337	Deutsche Bank AG	8/15/14	$(1,292)
USD	11,930,000	BRL	26,606,286	Deutsche Bank AG	8/15/14	52,497
USD	27,875,820	EUR	20,537,700	Credit Suisse International	8/15/14	(251,396)
USD	28,224,047	EUR	20,797,200	JPMorgan Chase Bank N.A.	8/15/14	(258,565)
USD	29,824,000	JPY	3,024,123,776	Morgan Stanley Capital Services LLC	8/15/14	(38,165)
USD	19,340,418	MXN	256,546,780	Credit Suisse International	8/21/14	(361,029)
USD	28,271,738	EUR	20,796,300	Morgan Stanley Capital Services LLC	8/22/14	(210,379)
USD	27,755,217	EUR	20,412,000	UBS AG	8/22/14	(200,571)
USD	47,610,581	JPY	4,857,460,008	JPMorgan Chase Bank N.A.	8/22/14	(357,355)
USD	14,226,819	MXN	189,892,460	UBS AG	9/04/14	(342,649)
USD	12,785,081	MXN	168,244,000	UBS AG	9/18/14	(111,314)
USD	34,688,834	MXN	457,459,000	Credit Suisse International	10/16/14	(310,680)
USD	9,310,490	MXN	121,730,000	Deutsche Bank AG	11/13/14	14,685
USD	29,888,793	MXN	393,205,000	BNP Paribas S.A.	12/11/14	(81,392)
CNY	11,592,500	USD	1,858,964	Deutsche Bank AG	1/30/15	(8,845)
CNY	82,801,000	USD	13,277,903	Deutsche Bank AG	1/30/15	(63,180)
CNY	102,059,202	USD	16,482,429	Deutsche Bank AG	1/30/15	(194,171)
CNY	78,855,228	USD	12,609,775	JPMorgan Chase Bank N.A.	1/30/15	(24,782)
USD	6,444,000	CNY	39,427,614	Deutsche Bank AG	1/30/15	151,504
USD	6,444,000	CNY	39,430,836	Deutsche Bank AG	1/30/15	150,989
USD	6,444,000	CNY	39,456,612	Deutsche Bank AG	1/30/15	146,876
USD	12,726,000	CNY	78,137,640	Deutsche Bank AG	1/30/15	255,532
USD	6,444,000	CNY	39,411,504	JPMorgan Chase Bank N.A.	1/30/15	154,075
USD	6,444,000	CNY	39,443,724	JPMorgan Chase Bank N.A.	1/30/15	148,933
Total						$(10,762,244)

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Canadian Natural Resources Ltd.	Call	USD	34.00	9/20/14	3,493	$4,296,390
SPDR Gold Shares[1]	Call	USD	130.00	12/20/14	5,312	2,031,840
Citigroup, Inc.	Call	USD	60.00	1/17/15	446	6,244
The Coca-Cola Co.	Call	USD	45.00	1/17/15	1,012	61,226
Humana, Inc.	Call	USD	130.00	1/17/15	118	105,020
Merck & Co., Inc.	Call	USD	55.00	1/17/15	419	186,455
MetLife, Inc.	Call	USD	50.00	1/17/15	1,029	697,148
Oracle Corp.	Call	USD	42.00	1/17/15	330	55,440
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	673	669,635
SPDR Gold Shares[1]	Call	USD	135.00	6/19/15	2,353	988,260
Time Warner Cable, Inc.	Put	USD	135.00	7/19/14	172	5,160
Total						$9,102,818

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Oil Corp.	Goldman Sachs International	Call	USD	32.00	7/18/14	57,179	$448,855
TOPIX Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	3,206,317	1,394,996
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	136,823	86,714
EOG Resources, Inc.	Credit Suisse International	Call	USD	120.00	10/17/14	321,346	1,727,235
TOPIX Index	Citibank N.A.	Call	JPY	1,178.21	12/12/14	2,910,838	2,938,189
TOPIX Index	UBS AG	Call	JPY	1,240.60	12/12/14	2,905,614	1,785,698
Chevron Corp.	Barclays Bank PLC	Call	USD	135.00	12/19/14	225,800	604,015
Chevron Corp.	Citibank N.A.	Call	USD	135.00	12/19/14	110,900	296,657
Chevron Corp.	Deutsche Bank AG	Call	USD	135.00	12/19/14	114,420	306,073
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	130.56	12/31/14	178,450	678,103
ACE Ltd.	Goldman Sachs International	Call	USD	95.00	1/16/15	517,121	4,856,552
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	115.00	1/16/15	342,272	2,199,098
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	105.00	1/16/15	211,477	2,373,829
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/15	2,910,208	1,324,145
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/15	814,859	114,080
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	2,316,719	1,401,615
Humana, Inc.	Deutsche Bank AG	Call	USD	115.00	1/16/15	57,811	1,109,971
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/15	231,673	2,061,890
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/15	1,455,105	618,420
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	65.00	1/16/15	746,697	317,346
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	1,865,413	8,301,088
MetLife, Inc.	Goldman Sachs International	Call	USD	50.00	1/16/15	930,829	6,306,366
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/15	278,056	1,996,361
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/15	278,056	1,996,361
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	1,158,360	1,946,045
Pfizer, Inc.	Citibank N.A.	Call	USD	32.50	1/16/15	1,139,142	401,024
Prudential Financial, Inc.	Citibank N.A.	Call	USD	87.50	1/16/15	712,487	4,274,922
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	301,623	565,543
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/15	138,108	110,981
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/15	230,674	8,863
Johnson & Johnson	Deutsche Bank AG	Call	USD	105.00	2/20/15	1,153,621	4,443,956
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,184.43	3/13/15	5,358,031	5,877,104
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/15	157,750	587,466
TOPIX Index	Goldman Sachs International	Call	JPY	1,288.50	6/12/15	4,009,954	2,244,815
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	8,368	2,063,941
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	74,227	2,086,411
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	19,657	6,675,533
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	62,122	1,951,554
EURO STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	7,782	2,137,013
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	69,976	2,067,532
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	7,230	1,903,656
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	7,747	2,006,193
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	7,935	2,429,503
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	6,612	2,076,046
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	3,205	999,734
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	3,336	951,275
Russell 2000 Index	Bank of America N.A.	Put	USD	1,078.40	7/18/14	52,659	32,372
Russell 2000 Index	Citibank N.A.	Put	USD	1,077.67	7/18/14	52,153	30,978
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,854.90	7/18/14	30,606	53,805
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	7/18/14	30,396	115,505
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,838.92	7/18/14	30,874	42,801
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	1,019.91	8/15/14	60,183	713,319
Russell 2000 Index	Credit Suisse International	Put	USD	1,155.45	8/15/14	44,535	622,202
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,928.98	8/15/14	29,674	526,393

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options purchased as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Goldman Sachs International	Put	USD	1,853.97	8/15/14	21,380	$149,351
Occidental Petroleum Corp.	Citibank N.A.	Put	USD	95.00	1/16/15	285,911	972,097
Transocean Ltd.	Bank of America N.A.	Put	USD	38.00	1/16/15	343,092	401,418
Transocean Ltd.	Bank of America N.A.	Put	USD	40.00	1/16/15	228,582	363,445
Transocean Ltd.	Barclays Bank PLC	Put	USD	40.00	1/16/15	93,624	148,862
Transocean Ltd.	Citibank N.A.	Put	USD	40.00	1/16/15	274,020	435,692
Transocean Ltd.	Credit Suisse International	Put	USD	40.00	1/16/15	228,308	363,010
Transocean Ltd.	Goldman Sachs International	Put	USD	40.00	1/16/15	89,056	141,599
Transocean, Inc.	Deutsche Bank AG	Put	USD	43.00	1/16/15	384,556	1,103,676
Transocean, Inc.	Goldman Sachs International	Put	USD	43.00	1/16/15	307,644	882,938
Total							$100,152,230

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.80%	Receive	3-month LIBOR	9/15/14	USD	376,595	$6,093,386
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.90%	Receive	3-month LIBOR	9/26/14	USD	231,788	1,800,643
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.63%	Receive	3-month LIBOR	10/10/14	USD	523,007	1,129,433
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	10/28/14	USD	875,013	4,530,730
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	11/17/14	USD	229,192	1,174,563
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.75%	Receive	3-month LIBOR	11/28/14	USD	288,800	4,079,016
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	4,660,748	382,692
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	2,322,553	190,704
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	275,060
Total									$19,656,227

•	OTC barrier options written as of June 30, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	09/21/18	3,336	$(895,082)

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Time Warner Cable, Inc.	Call	USD	150.00	7/19/14	172	$(11,610)
Canadian Natural Resources Ltd.	Call	USD	39.00	9/20/14	2,795	(2,068,300)
Tenet Healthcare Corp.	Call	USD	49.00	11/22/14	1,141	(356,563)
Lululemon Athletica, Inc.	Call	USD	42.50	12/20/14	644	(204,470)
Biogen Idec, Inc.	Put	USD	280.00	7/19/14	172	(9,460)
Total						$(2,650,403)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Oil Corp.	Citibank N.A.	Call	USD	32.00	7/18/14	57,179	$(448,855)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,155.43	7/18/14	52,659	(2,152,738)
Russell 2000 Index	Citibank N.A.	Call	USD	1,154.65	7/18/14	52,153	(2,178,302)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,968.46	7/18/14	30,606	(281,777)
S&P 500 Index	Credit Suisse International	Call	USD	1,990.00	7/18/14	30,396	(79,030)
S&P 500 Index	JPMorgan Chase Bank N.A.	Call	USD	1,951.51	7/18/14	30,874	(611,971)
Anadarko Petroleum Corp.	Credit Suisse International	Call	USD	100.00	8/15/14	114,134	(1,272,594)
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	100.00	8/15/14	114,188	(1,273,196)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	1,108.82	8/15/14	60,183	(82,180)
Russell 2000 Index	Credit Suisse International	Call	USD	1,237.98	8/15/14	44,535	(262,121)
S&P 500 Index	Goldman Sachs International	Call	USD	1,981.99	8/15/14	21,380	(290,367)
Cimarex Energy Co.	Credit Suisse International	Call	USD	135.00	9/19/14	73,454	(947,557)
Cimarex Energy Co.	Deutsche Bank AG	Call	USD	125.00	9/19/14	57,094	(1,204,683)
Diamondback Energy, Inc.	Deutsche Bank AG	Call	USD	80.00	9/19/14	51,308	(625,958)
Diamondback Energy, Inc.	Deutsche Bank AG	Call	USD	75.00	9/19/14	57,067	(907,365)
Diamondback Energy, Inc.	Goldman Sachs International	Call	USD	75.00	9/19/14	57,068	(907,381)
Nestle SA	Morgan Stanley & Co. International PLC	Call	CHF	70.00	9/19/14	89,566	(91,909)
TOPIX Index	Citibank N.A.	Call	JPY	1,318.19	12/12/14	2,910,838	(836,869)
TOPIX Index	UBS AG	Call	JPY	1,410.88	12/12/14	2,905,614	(295,222)
ACE Ltd.	Goldman Sachs International	Call	USD	110.00	1/16/15	517,121	(504,415)
Diamondback Energy, Inc.	Citibank N.A.	Call	USD	80.00	1/16/15	128,359	(1,963,893)
MetLife, Inc.	Goldman Sachs International	Call	USD	60.00	1/16/15	930,829	(1,526,560)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/15	278,056	(910,633)
Mylan, Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	278,056	(910,633)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	97.50	1/16/15	712,487	(1,464,161)
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,370.22	3/13/15	5,358,031	(1,330,673)
TOPIX Index	Goldman Sachs International	Call	JPY	1,490.61	6/12/15	4,009,954	(468,158)
Rowan Cos. PLC	Goldman Sachs International	Put	USD	32.00	7/18/14	576,676	(374,839)
Russell 2000 Index	Bank of America N.A.	Put	USD	990.37	7/18/14	52,659	(8,481)
Russell 2000 Index	Citibank N.A.	Put	USD	989.70	7/18/14	52,153	(8,162)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,703.48	7/18/14	30,606	(17,579)
S&P 500 Index	Credit Suisse International	Put	USD	1,790.00	7/18/14	30,396	(30,396)
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,688.80	7/18/14	30,874	(11,475)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	951.91	8/15/14	60,183	(193,633)
Russell 2000 Index	Credit Suisse International	Put	USD	1,072.92	8/15/14	44,535	(149,955)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,782.11	8/15/14	29,674	(98,869)
S&P 500 Index	Goldman Sachs International	Put	USD	1,706.98	8/15/14	21,380	(35,867)
Cimarex Energy Co.	Citibank N.A.	Put	USD	120.00	9/19/14	57,258	(88,750)
Cimarex Energy Co.	Goldman Sachs International	Put	USD	120.00	9/19/14	56,929	(88,240)
Dresser-Rand Group, Inc.	Deutsche Bank AG	Put	USD	55.00	9/19/14	114,078	(79,855)
Kodiak Oil & Gas Corp.	Morgan Stanley & Co. International PLC	Put	USD	13.00	9/19/14	569,711	(341,827)
Pioneer Natural Resources	Citibank N.A.	Put	USD	225.00	9/19/14	57,245	(606,797)
CONSOL Energy, Inc.	UBS AG	Put	USD	43.00	10/17/14	228,375	(328,860)
EOG Resources, Inc.	Goldman Sachs International	Put	USD	110.00	10/17/14	114,500	(460,862)
Oceaneering International, Inc.	Citibank N.A.	Put	USD	70.00	10/17/14	114,050	(153,967)
Oceaneering International, Inc.	Credit Suisse International	Put	USD	70.00	10/17/14	114,136	(154,084)
Oasis Petroleum, Inc.	Deutsche Bank AG	Put	USD	49.00	11/21/14	57,250	(123,087)
Phillips 66	Citibank N.A.	Put	USD	82.50	11/21/14	114,381	(726,319)
Phillips 66	Deutsche Bank AG	Put	USD	80.00	11/21/14	114,188	(565,231)
TOPIX Index	Citibank N.A.	Put	JPY	1,047.55	12/12/14	2,910,838	(169,909)
TOPIX Index	UBS AG	Put	JPY	1,094.64	12/12/14	2,905,614	(294,346)
Ocean Rig UDW, Inc.	Goldman Sachs International	Put	USD	17.50	12/19/14	286,949	(308,470)
Anadarko Petroleum Corp.	Deutsche Bank AG	Put	USD	97.50	1/16/15	276,844	(1,135,060)
CONSOL Energy, Inc.	Goldman Sachs International	Put	USD	42.00	1/16/15	342,177	$(727,126)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options written as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Diamondback Energy, Inc.	Citibank N.A.	Put	USD	70.00	1/16/15	171,146	(564,782)
Gulfport Energy Corp.	Deutsche Bank AG	Put	USD	60.00	1/16/15	342,500	(2,089,250)
Hess Corp.	Citibank N.A.	Put	USD	95.00	1/16/15	112,400	(517,040)
Marathon Petroleum Corp.	Goldman Sachs International	Put	USD	77.50	1/16/15	220,400	(1,465,660)
Mylan, Inc.	Bank of America N.A.	Put	USD	42.00	1/16/15	278,056	(369,970)
Mylan, Inc.	Deutsche Bank AG	Put	USD	42.00	1/16/15	278,056	(369,970)
Pfizer, Inc.	Citibank N.A.	Put	USD	28.00	1/16/15	1,139,142	(1,027,871)
Phillips 66	Barclays Bank PLC	Put	USD	85.00	1/16/15	114,482	(1,007,442)
Phillips 66	Citibank N.A.	Put	USD	85.00	1/16/15	57,200	(503,360)
Phillips 66	Goldman Sachs International	Put	USD	90.00	1/16/15	57,145	(725,741)
Phillips 66	Morgan Stanley & Co. International PLC	Put	USD	80.00	1/16/15	114,137	(661,995)
Phillips 66	UBS AG	Put	USD	85.00	1/16/15	57,181	(503,193)
Transocean, Inc.	Goldman Sachs International	Put	USD	38.00	1/16/15	343,092	(387,694)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/15	230,674	(2,107,022)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,045.08	3/13/15	5,358,031	(555,486)
TOPIX Index	Goldman Sachs International	Put	JPY	1,136.91	6/12/15	4,009,954	(1,734,545)
Total							$(45,702,268)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.60%	Pay	3-month LIBOR	9/15/14	USD	144,606	$(941,473)
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.60%	Pay	3-month LIBOR	9/15/14	USD	223,687	(1,456,340)
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.70%	Pay	3-month LIBOR	9/26/14	USD	231,788	(709,433)
Total									$(3,107,246)

•	Centrally cleared credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	41,363	$(828,427)

•	Centrally cleared credit default swaps – sold protection outstanding as of June 30, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	BBB+	USD	1,646	$10,004

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	5,721	$98,766	$93,370	$5,396
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	5,721	98,767	105,941	(7,174)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	5,715	98,662	142,561	(43,899)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	4,151	71,663	108,859	(37,196)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	2,595	44,801	62,842	(18,041)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows: (concluded)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	1,714	$29,599	$42,769	$(13,170)
Transocean, Inc.	1.00%	Citibank N.A.	6/20/19	USD	4,000	69,065	89,015	(19,950)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	3,647	62,960	87,493	(24,533)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	1,038	17,920	24,903	(6,983)
Total						$592,203	$757,753	$(165,550)

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Future Contract September 2014	KRW 22,342,399,950[1]	Citibank N.A.	9/11/14	169	$(317,948)	—	$(317,948)
Siloam International Hospitals	1-month LIBOR plus 0.75%[2]	Citibank N.A.	3/13/15	2,863	842,238	—	842,238
SGX Nikkei Stock Average Dividend Point Index Future March 2016	JPY 503,285,000[1]	BNP Paribas S.A.	3/31/16	191	369,537	—	369,537
SGX Nikkei Stock Average Dividend Point Index Future March 2016	JPY 517,240,000[1]	BNP Paribas S.A.	3/31/16	193	287,676	—	287,676
SGX Nikkei Stock Average Dividend Point Index Future March 2017	JPY 506,870,000[1]	BNP Paribas S.A.	3/31/17	182	319,787	—	319,787
SGX Nikkei Stock Average Dividend Point Index Future March 2017	JPY 515,970,000[1]	BNP Paribas S.A.	3/31/17	182	229,959	—	229,959
Total					$1,731,249	—	$1,731,249

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[2]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$15,651,334	—	$15,651,334
Austria	—	476,464	—	476,464
Belgium	$3,367,266	4,972,255	—	8,339,521
Brazil	103,989,911	—	—	103,989,911
Canada	217,943,453	—	—	217,943,453
Chile	7,945,765	—	—	7,945,765
China	36,387,871	84,209,702	—	120,597,573
Denmark	—	7,292,382	—	7,292,382
France	52,084,333	446,338,597	—	498,422,930
Germany	—	235,557,053	—	235,557,053
Hong Kong	1,876,141	77,544,156	—	79,420,297
India	—	17,191,881	—	17,191,881
Indonesia	6,977,574	—	—	6,977,574
Ireland	15,932,408	28,424,252	—	44,356,660
Israel	2,101,391	—	—	2,101,391
Italy	12,790,687	42,648,418	—	55,439,105
Japan	—	1,156,462,839	—	1,156,462,839
Kazakhstan	9,709,226	—	—	9,709,226
Malaysia	18,882,247	15,424,298	—	34,306,545
Mexico	45,133,103	—	—	45,133,103
Netherlands	54,454,446	101,788,365	—	156,242,811
Norway	—	16,051,800	—	16,051,800
Portugal	—	5,735,793	—	5,735,793
Russia	3,626,383	—	—	3,626,383
Singapore	—	73,074,617	—	73,074,617
South Africa	—	6,348,840	—	6,348,840
South Korea	3,666,663	82,962,285	—	86,628,948
Spain	—	18,811,120	—	18,811,120
Sweden	—	48,046,136	—	48,046,136
Switzerland	3,440,692	268,170,934	—	271,611,626
Taiwan	5,320,526	14,224,300	—	19,544,826
Thailand	18,071,767	—	—	18,071,767
United Arab Emirates	17,570,085	—	—	17,570,085
United Kingdom	88,494,733	288,406,148	$7,861,635	384,762,516
United States	3,690,804,921	45,245,465	—	3,736,050,386
Corporate Bonds	—	689,863,190	42,127,929	731,991,119
Floating Rate Loan Interests	—	113,120,528	28,219,928	141,340,456
Foreign Agency Obligations	—	3,631,129	—	3,631,129
Foreign Government Obligations	—	920,590,925	—	920,590,925
Investment Companies	134,332,659	—	—	134,332,659
Preferred Securities	135,120,828	92,072,660	68,448,983	295,642,471
U.S. Treasury Obligations	—	541,891,237	—	541,891,237
Warrants	256,033	2,815,678	—	3,071,711
Short-Term Securities:
Foreign Agency Obligations	—	243,819,505	—	243,819,505
Money Market Funds	1,396,380	73,437,562	—	74,833,942
Time Deposits	—	5,648,993	—	5,648,993
U.S. Treasury Obligations	—	1,349,029,560	—	1,349,029,560
Options Purchased:
Equity Contracts	9,102,818	100,152,230	—	109,255,048
Interest Rate Contracts	—	19,656,227	—	19,656,227
Liabilities:
Investments:
Investments Sold Short	—	(6,215,406)	—	(6,215,406)
Total	$4,700,780,310	$7,250,573,452	$146,658,475	$12,098,012,237

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$15,400	—	$15,400
Equity contracts	$1,937,514	2,049,197	—	3,986,711
Foreign currency exchange contracts	—	2,489,375	—	2,489,375
Liabilities:
Credit contracts	—	(999,373)	—	(999,373)
Equity contracts	(9,438,715)	(46,915,298)	—	(56,354,013)
Foreign currency exchange contracts	—	(13,251,619)	—	(13,251,619)
Interest rate contracts	—	(3,107,246)	—	(3,107,246)
Total	$(7,501,201)	$(59,719,564)	—	$(67,220,765)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,381,861	—	—	$9,381,861
Foreign currency at value	207,542	—	—	207,542
Cash pledged for financial futures contracts	13,229,000	—	—	13,229,000
Cash pledged for centrally cleared swaps	1,850,000	—	—	1,850,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(58,166,697)	—	(58,166,697)
Collateral on securities loaned at value	—	(73,437,562)	—	(73,437,562)
Total	$24,668,403	$(131,604,259)	—	$(106,935,856)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	$20,357,615	$113,359,272	$48,728,141	—	$182,445,028
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(206,435)	(65,536,401)	(16,159,506)	—	(81,902,342)
Other[1]	(10,402,748)	—	—	$10,402,748	—
Accrued discounts/premiums	—	39,103	76,017	—	115,120
Net realized gain (loss)	88,556	(1,888,889)	201,029	140,717	(1,458,587)
Net change in unrealized appreciation/depreciation[2,3]	(941,753)	540,618	449,740	1,254,058	1,302,663
Purchases	—	1,237,919	—	62,447,025	63,684,944
Sales	(1,033,600)	(5,623,693)	(5,075,493)	(5,795,565)	(17,528,351)
Closing balance, as of June 30, 2014	$7,861,635	$42,127,929	$28,219,928	$68,448,983	$146,658,475

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	$(941,753)	$540,618	$449,740	$1,254,058	$1,302,663

[1]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	23

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $70,423,155) (cost — $10,688,409,438)	$12,002,370,984
Investments at value — affiliated (cost — $103,837,391)	101,856,659
Cash	9,381,861
Cash pledged for financial futures contracts	13,229,000
Cash pledged for centrally cleared swaps	1,850,000
Foreign currency at value (cost — $202,014)	207,542
Variation margin receivable on financial futures contracts	537,907
Variation margin receivable on centrally cleared swaps	41,219
Investments sold receivable	43,675,944
Swap premiums paid	757,753
Unrealized appreciation on forward foreign currency exchange contracts	2,489,375
Unrealized appreciation on OTC swaps	2,054,593
Capital shares sold receivable	2,792,095
Securities lending income receivable — affiliated	13,497
Interest receivable	31,695,449
Dividends receivable — unaffiliated	13,945,461
Dividends receivable — affiliated	87
Receivable from Manager	1,093,564
Prepaid expenses	186,252

Total assets	12,228,179,242

Liabilities
Options written at value (premiums received — $50,984,550)	52,354,999
Investments sold short at value (proceeds — $5,780,606)	6,215,406
Cash received as collateral for OTC derivatives	58,166,697
Collateral on securities loaned at value	73,437,562
Variation margin payable on financial futures contracts	775,468
Investments purchased payable	57,848,793
Unrealized depreciation on forward foreign currency exchange contracts	13,251,619
Unrealized depreciation on OTC swaps	488,894
Capital shares redeemed payable	2,323,928
Investment advisory fees payable	6,052,236
Distribution fees payable	2,119,714
Deferred foreign capital gain tax payable	776,393
Other affiliates payable	29,268
Officer’s and Directors’ fees payable	36,169
Other accrued expenses payable	5,665,050

Total liabilities	279,542,196

Net Assets	$11,948,637,046

Net Assets Consist of
Paid-in capital	$9,700,144,715
Undistributed net investment income	75,085,707
Accumulated net realized gain	876,695,479
Net unrealized appreciation/depreciation	1,296,711,145

Net Assets	$11,948,637,046

Net Asset Value
Class I — Based on net assets of $1,447,695,231 and 79,299,515 shares outstanding, 200 million shares authorized, $0.10 par value	$18.26

Class II — Based on net assets of $261,113,825 and 14,353,257 shares outstanding, 200 million shares authorized, $0.10 par value	$18.19

Class III — Based on net assets of $10,239,827,990 and 634,581,023 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$16.14

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$127,373,920
Dividends — affiliated	898,514
Interest	49,173,541
Securities lending — affiliated — net	898,046
Foreign taxes withheld	(7,158,078)

Total income	171,185,943

Expenses
Investment advisory	37,983,167
Distribution — Class II	176,149
Distribution — Class III	12,399,243
Transfer agent	7,124
Transfer agent — Class I	760,074
Transfer agent — Class II	232,374
Transfer agent — Class III	9,994,217
Registration	24,520
Custodian	623,205
Accounting services	299,558
Printing	107,140
Professional	301,819
Officer and Directors	88,499
Miscellaneous	141,295

Total expenses excluding dividend expense and stock loan fees	63,138,384
Dividend expense	230,694
Stock loan fees	1,386

Total expenses	63,370,464
Less fees waived by Manager	(1,098)
Less transfer agent fees reimbursed — Class I	(96,947)
Less transfer agent fees reimbursed — Class II	(150,171)
Less transfer agent fees reimbursed — Class III	(6,522,430)

Total expenses after fees waived and reimbursed	56,599,818

Net investment income	114,586,125

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	544,284,915
Investments — affiliated	(898,740)
Redemption-in-kind transactions	266,964,896
Financial futures contracts	(65,058,173)
Foreign currency transactions	(722,825)
Options written	36,601,725
Short sales	(22,286)
Swaps	(909,809)

780,239,703

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(465,402,798)
Investments — affiliated	3,615,762
Financial futures contracts	11,817,795
Foreign currency translations	(29,372,776)
Options written	6,477,575
Short sales	(434,800)
Swaps	2,600,527

(470,698,715)

Total realized and unrealized gain	309,540,988

Net Increase in Net Assets Resulting from Operations	$424,127,113

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	25

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$114,586,125	$123,585,240
Net realized gain	780,239,703	602,053,392
Net change in unrealized appreciation/depreciation	(470,698,715)	847,852,872

Net increase in net assets resulting from operations	424,127,113	1,573,491,504

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(26,753,921)[1]
Class II	—	(2,178,367)[1]
Class III	—	(101,328,767)[1]
Net realized gain:
Class I	—	(84,807,647)[1]
Class II	—	(7,407,765)[1]
Class III	—	(401,310,787)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(623,787,254)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,132,340,325)	1,056,710,179

Net Assets
Total increase (decrease) in net assets	(708,213,212)	2,006,414,429
Beginning of period	12,656,850,258	10,650,435,829

End of period	$11,948,637,046	$12,656,850,258

Distributions in excess of net investment income, end of period	$75,085,707	$(39,500,418)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.61	$16.10	$14.87	$16.15	$14.92	$12.52

Net investment income[1]	0.18	0.22	0.26	0.28	0.26	0.27
Net realized and unrealized gain (loss)	0.47	2.14	1.27	(0.84)	1.24	2.39

Net increase (decrease) from investment operations	0.65	2.36	1.53	(0.56)	1.50	2.66

Dividends and distributions from:
Net investment income	—	(0.20)[2]	(0.25)[2]	(0.36)[2]	(0.19)[2]	(0.24)[2]
Net realized gain	—	(0.65)[2]	(0.05)[2]	(0.36)[2]	(0.08)[2]	—
Tax return of capital	—	—	—	—	—	(0.02)[2]

Total dividends and distributions	—	(0.85)	(0.30)	(0.72)	(0.27)	(0.26)

Net asset value, end of period	$18.26	$17.61	$16.10	$14.87	$16.15	$14.92

Total Investment Return[3]
Based on net asset value	3.69%[4]	14.76%	10.28%	(3.49)%	10.05%	21.30%

Ratios to Average Net Assets
Total expenses	0.72%[5]	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed	0.71%[5]	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.71%[5]	0.72%	0.74%	0.69%	0.71%	0.74%

Net investment income	2.07%[5]	1.26%	1.66%	1.75%	1.75%	1.99%

Supplemental Data
Net assets, end of period (000)	$1,447,695	$2,426,154	$1,868,059	$1,737,294	$1,403,484	$855,977

Portfolio turnover	39%	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	27

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.56	$16.07	$14.85	$16.13	$14.91	$12.53

Net investment income[1]	0.17	0.19	0.23	0.26	0.24	0.24
Net realized and unrealized gain (loss)	0.46	2.14	1.28	(0.84)	1.23	2.39

Net increase (decrease) from investment operations	0.63	2.33	1.51	(0.58)	1.47	2.63

Dividends and distributions from:
Net investment income	—	(0.19)[2]	(0.24)[2]	(0.34)[2]	(0.17)[2]	(0.22)[2]
Net realized gain	—	(0.65)[2]	(0.05)[2]	(0.36)[2]	(0.08)[2]	—
Tax return of capital	—	—	—	—	—	(0.03)[2]

Total dividends and distributions	—	(0.84)	(0.29)	(0.70)	(0.25)	(0.25)

Net asset value, end of period	$18.19	$17.56	$16.07	$14.85	$16.13	$14.91

Total Investment Return[3]
Based on net asset value	3.59%[4]	14.55%	10.14%	(3.63)%	9.88%	21.05%

Ratios to Average Net Assets
Total expenses	1.00%[5]	1.00%	0.98%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed	0.87%[5]	0.87%	0.90%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.87%[5]	0.87%	0.90%	0.84%	0.86%	0.89%

Net investment income	1.93%[5]	1.07%	1.43%	1.60%	1.60%	1.76%

Supplemental Data
Net assets, end of period (000)	$261,114	$216,395	$80,236	$25,768	$19,019	$7,843

Portfolio turnover	39%	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.58	$14.34	$13.28	$14.49	$13.42	$11.30

Net investment income[1]	0.14	0.16	0.20	0.22	0.20	0.21
Net realized and unrealized gain (loss)	0.42	1.89	1.12	(0.74)	1.10	2.15

Net increase (decrease) from investment operations	0.56	2.05	1.32	(0.52)	1.30	2.36

Dividends and distributions from:
Net investment income	—	(0.16)[2]	(0.21)[2]	(0.33)[2]	(0.15)[2]	(0.22)[2]
Net realized gain	—	(0.65)[2]	(0.05)[2]	(0.36)[2]	(0.08)[2]	—
Tax return of capital	—	—	—	—	—	(0.02)[2]

Total dividends and distributions	—	(0.81)	(0.26)	(0.69)	(0.23)	(0.24)

Net asset value, end of period	$16.14	$15.58	$14.34	$13.28	$14.49	$13.42

Total Investment Return[3]
Based on net asset value	3.60%[4]	14.42%	9.97%	(3.64)%	9.76%	20.92%

Ratios to Average Net Assets
Total expenses	1.10%[5]	1.11%	1.07%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed	0.97%[5]	0.97%	0.99%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.96%[5]	0.97%	0.99%	0.94%	0.96%	0.99%

Net investment income	1.82%[5]	1.02%	1.41%	1.50%	1.50%	1.75%

Supplemental Data
Net assets, end of period (000)	$10,239,828	$10,014,301	$8,702,140	$7,704,593	$6,483,920	$4,547,181

Portfolio turnover	39%	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	29

Consolidated Notes to Financial Statements (Unaudited)	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 20 separate funds. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2014 were $162,672,896 and 1.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2014, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	31

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: The Fund transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the six months ended June 30, 2014, the Fund had redemptions-in-kind of $1,316,304,749. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind, which are included in the Consolidated Statement of Operations, were as follows:

Investments — unaffiliated	$265,801,595
Options written	1,231,896
Short Sales	(68,595)

Total	$266,964,896

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	33

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Commitments: The Fund may enter into commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of June 30, 2014, the Fund had outstanding commitments of $16,924,869.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$211,735	$(211,735)	—
Citigroup Global Markets, Inc.	2,401,750	(2,401,750)	—
Credit Suisse Securities (USA) LLC	4,918,069	(4,918,069)	—
Deutsche Bank Securities Inc.	1,161,995	(1,119,531)	$42,464
Goldman Sachs & Co.	7,782,739	(7,782,739)	—
JP Morgan Securities LLC	14,941,134	(14,941,134)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,595,367	(2,595,367)	—
Morgan Stanley	30,933,943	(30,933,943)	—
National Financial Services LLC	2,851,589	(2,851,589)	—
UBS Securities LLC	2,624,834	(2,624,834)	—

Total	$70,423,155	$(70,380,691)	$42,464

[1]

Collateral with a value of $73,437,562 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of June 30, 2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	35

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the six months ended June 30, 2014, were as follows:

	Calls				Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	410,709	—	$6,649,127	807,030	$1,001,983	$14,877,575
Options written	30,431,119	$899,865	36,571,668	33,511,001	606,648	73,325,088
Options exercised	(384,959)	—	(2,016,642)	(36,901)	—	(1,443,328)
Options expired	(4,150,161)	—	(3,647,289)	(5,084,032)	—	(8,345,398)
Options closed	(7,278,767)	(299,784)	(19,771,153)	(6,946,335)	(1,608,631)	(45,215,098)

Outstanding options, end of period	19,027,941	$600,081	$17,785,711	22,250,763	—	$33,198,839

[1]	Amount shown is in the currency in which the transaction was denominated.

As of June 30, 2014, the value of portfolio securities subject to covered options written was $469,647,970.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity price) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	37

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Investments at value — unaffiliated[1]	$19,656,227	$3,107,246
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	2,489,375	13,251,619
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	773,153	999,373
Equity contracts	Net unrealized appreciation/depreciation[2]; Unrealized appreciation/depreciation on OTC swaps; Investments at value — unaffiliated[1]	113,241,759	56,354,013
Total		$136,160,514	$73,712,251

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Swaps	$773,439	$2,273,897
Options[3]	3,052,292	8,643,327
Foreign currency exchange contracts:
Foreign currency transactions/translations	364,705	(27,504,780)
Credit contracts:
Swaps	(1,077,181)	753,683
Equity contracts:
Financial futures contracts	(65,058,173)	11,817,795
Swaps	(606,067)	(427,053)
Options[3]	(21,972,583)	33,563,983

Total	$(84,523,568)	$29,120,852

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	433
Average number of contracts sold	12,410
Average notional value of contracts purchased	$30,744,810
Average notional value of contracts sold	$859,960,809
Forward Foreign currency exchange contracts:
Average number of contracts - USD purchased	59
Average number of contracts - USD sold	9
Average U.S. dollar amounts purchased	$1,371,299,259
Average U.S. dollar amounts sold	$168,098,172
Options:
Average number of option contracts purchased	43,724,447
Average number of option contracts written	34,072,329
Average notional value of option contracts purchased	$2,584,747,254
Average notional value of option contracts written	$2,102,789,850
Average number of swaption contracts purchased	8
Average number of swaption contracts written	3
Average notional value of swaption contracts purchased	$2,102,187,249
Average notional value of swaption contracts written	$672,246,500
Credit default swaps:
Average number of contracts - buy protection	6
Average number of contracts - sell protection	1
Average notional value - buy protection	$57,874,000
Average notional value - sell protection	$1,739,500

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Interest rate swaps:
Average number of contracts - receives fixed rate	3
Average notional value - receives fixed rate	$167,936,000
Total return swaps:
Average number of contracts	6
Average notional value	$58,563,093

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	39

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$537,907		$775,468
Forward foreign currency exchange contracts	2,489,375		13,251,619
Options	128,911,275	[1]	52,354,999
Swaps - Centrally cleared	41,219		—
Swaps - OTC[2]	2,812,346		488,894

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	134,792,122		66,870,980
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,681,944)		(3,425,871)

Total derivative assets and liabilities subject to an MNA	$125,110,178		$63,445,109

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$6,254,471	$(6,027,630)	—	$(226,841)	—
Barclays Bank PLC	3,744,118	(1,687,090)	$(2,057,028)	—	—
BNP Paribas S.A.	1,819,764	(1,271,128)	—	(548,636)	—
Citibank N.A.	14,903,609	(11,596,935)	(3,306,674)	—	—
Credit Suisse International	6,881,646	(5,384,852)	(1,496,794)	—	—
Deutsche Bank AG	34,069,571	(12,773,671)	—	(21,295,900)	—
Goldman Sachs International	39,923,879	(13,311,014)	(1,162,205)	(24,900,000)	$550,660
HSBC Bank USA N.A.	720,526	(600,209)	—	—	120,317
JPMorgan Chase Bank N.A.	5,882,064	(2,385,900)	—	(3,496,164)	—
Morgan Stanley & Co. International PLC	8,125,098	(2,981,890)	—	(4,506,697)	636,511
UBS AG	2,785,432	(2,696,069)	(89,363)	—	—

Total	$125,110,178	$(60,716,388)	(8,112,064)	(54,974,238)	$1,307,488

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$6,027,630	$(6,027,630)	—	—	—
Barclays Bank PLC	1,687,090	(1,687,090)	—	—	—
BNP Paribas S.A.	1,271,128	(1,271,128)	—	—	—
Citibank N.A.	11,596,935	(11,596,935)	—	—	—
Credit Suisse International	5,384,852	(5,384,852)	—	—	—
Deutsche Bank AG	12,773,671	(12,773,671)	—	—	—
Goldman Sachs International	13,311,014	(13,311,014)	—	—	—
HSBC Bank USA N.A.	600,209	(600,209)	—	—	—
JPMorgan Chase Bank N.A.	2,385,900	(2,385,900)	—	—	—
Morgan Stanley & Co. International PLC	2,981,890	(2,981,890)	—	—	—
Morgan Stanley Capital Services LLC	2,728,721	—	—	—	2,728,721
UBS AG	2,696,069	(2,696,069)	—	—	—

Total	$63,445,109	$(60,716,388)	—	—	$2,728,721

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable from the counterparty in the event of default.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2014, the amount waived was $1,098.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $64,323 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	41

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2014, the Fund paid $404,091 to BIM for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officers and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $6,660,858 and $9,833,087, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$517,244,507	742,086,324	*
U.S. Government Securities	4,269,928,613	3,420,524,432

*	Including paydowns.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$10,848,729,627

Gross unrealized appreciation	$1,489,234,636
Gross unrealized depreciation	(233,736,620)

Net unrealized appreciation	$1,255,498,016

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of June 30, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Government Obligations	8%
Oil, Gas & Consumable Fuels	7
Banks	7
U.S. Treasury Obligations	5
Other[1]	73

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	43

Consolidated Notes to Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	19,827,945	$351,372,265	24,690,992	$430,857,036
Shares issued in reinvestment of dividends and distributions	—	—	6,355,584	111,313,661
Shares redeemed	(78,328,682)[1]	(1,392,995,876)	(9,282,988)	(160,073,130)

Net increase (decrease)	(58,500,737)	$(1,041,623,611)	21,763,588	$382,097,567

[1] Including (73,991,274) representing redemptions-in-kind.

Class II
Shares sold	2,462,090	$43,460,749	7,414,868	$126,872,135
Shares issued in reinvestment of dividends and distributions	—	—	548,804	9,586,132
Shares redeemed	(433,273)	(7,624,082)	(633,356)	(10,906,074)

Net increase	2,028,817	$35,836,667	7,330,316	$125,552,193

Class III
Shares sold	18,158,426	$284,706,161	51,414,484	$782,207,340
Shares issued in reinvestment of dividends and distributions	—	—	32,422,640	502,639,554
Shares redeemed	(26,259,524)	(411,259,542)	(48,117,725)	(735,786,475)

Net increase (decrease)	(8,101,098)	$(126,553,381)	35,719,399	$549,060,419

Total Net Increase (Decrease)	(64,573,018)	$(1,132,340,325)	64,813,303	$1,056,710,179

11. Subsequent Event:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend, short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014 as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.017881	$0.006702	$0.158385
Class II	$0.017881	$0.006702	$0.158385
Class II	$0.017881	$0.006702	$0.158385

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The Fund’s underperformance resulted mainly from exposure to Japanese-related stocks in the financials sector and high-growth internet and software stocks within information technology (“IT”). Although these stocks contributed strong positive performance for the Fund in January and February, results for the overall six-month period were negative as these stocks suffered in recent months when investors abruptly rotated away from 2013’s stronger performing stocks due to concerns about high valuations. Consistent with its bottom-up investment process, the Fund took profits on positions that experienced strong returns and eliminated positions that no longer possessed attractive risk/reward profiles, while maintaining holdings that continued to offer greater return potential despite the recent market reversal.

•	Conversely, stock selection in the materials sector had a positive impact on Fund performance, particularly within the specialty chemicals and diversified metals & mining segments. These stocks were selected for their well-capitalized businesses and ability to consistently grow earnings, generate cash flow in excess of their cost of capital and maintain a competitive market advantage.

Describe recent portfolio activity.

•

During the six-month period, the Fund pared back its exposure to Japanese stocks, resulting in an underweight position versus the benchmark index. These sales were concentrated in the financials, consumer discretionary and IT sectors. The proceeds were used to increase exposure to the health care and utilities sectors.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period overweight in Europe and underweight in developed Americas, Japan and Asia ex-Japan. From a sector perspective, the Fund was most notably overweight in industrials and health care, while its more significant underweights were in IT, consumer staples and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United States	46%
United Kingdom	8
Ireland	5
Japan	5
Switzerland	4
Germany	4
France	4
Sweden	2
Canada	2
Spain	2
South Korea	2
China	2
Belgium	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon perfor- mance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is a free float-adjusted, market capitalization weighted index, calculated by Morgan Stanley Capital International, that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	0.39%	19.37%	12.11%	8.94%
Class III[4]	0.28	19.13	11.85	8.68	[6]
MSCI All Country World Index	6.18	22.95	14.28	7.46

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,003.90	$5.32	$1,000.00	$1,019.49	$5.36	1.07%
Class III	$1,000.00	$1,002.80	$6.60	$1,000.00	$1,018.20	$6.66	1.33%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 0.7%
Erste Group Bank AG	11,965	$386,863
Belgium — 1.5%
Anheuser-Busch InBev NV	6,762	776,956
Canada — 2.3%
Enbridge, Inc.	5,600	265,712
MEG Energy Corp. (a)	15,200	553,983
Suncor Energy, Inc.	8,400	358,184

		1,177,879
China — 1.5%
Baidu, Inc. — ADR (a)	1,600	298,896
Beijing Enterprises Water Group Ltd.	450,000	300,861
Ping An Insurance Group Co. of China Ltd., H Shares	26,000	201,293

		801,050
Denmark — 1.2%
ISS A/S (a)	4,738	169,250
Novo Nordisk A/S, Class B	9,500	438,453

		607,703
France — 3.6%
Schneider Electric SE	6,212	585,751
Société Générale SA	13,710	718,989
Vivendi SA	22,420	548,653

		1,853,393
Germany — 4.1%
Bayer AG, Registered Shares	2,700	380,898
Daimler AG, Registered Shares	6,300	588,512
Henkel AG & Co. KGaA	4,400	508,342
OSRAM Licht AG (a)	8,600	433,091
Telefonica Deutschland Holding AG	29,200	241,375

		2,152,218
Greece — 0.8%
Alpha Bank AE (a)	458,141	426,008
Hong Kong — 1.1%
AIA Group Ltd. (b)	72,600	364,787
Melco Crown Entertainment Ltd. — ADR	6,300	224,973

		589,760
India — 0.6%
HDFC Bank Ltd.	21,008	287,193
Indonesia — 1.0%
Global Mediacom Tbk PT	1,491,500	267,514
Matahari Department Store Tbk PT	207,268	241,361

		508,875
Ireland — 5.2%
Actavis PLC (a)	1,300	289,965

Common Stocks	Shares	Value
Ireland (concluded)
Alkermes PLC (a)	7,500	$377,475
Covidien PLC	8,900	802,602
CRH PLC	18,300	469,130
Green REIT PLC (a)	468,883	789,711

		2,728,883
Italy — 1.4%
Assicurazioni Generali SpA	11,135	243,862
Banca Generali SpA	12,496	343,551
Moncler SpA	9,900	164,020

		751,433
Japan — 5.2%
Kenedix Realty Investment Corp.	47	255,858
Mitsubishi Estate Co. Ltd.	16,000	395,288
Nabtesco Corp.	15,400	340,818
Shinsei Bank Ltd.	234,000	527,053
SMC Corp.	1,100	294,758
SoftBank Corp.	6,700	499,304
Tokyo Tatemono Co. Ltd.	41,000	379,757

		2,692,836
Mexico — 0.5%
Cemex SAB de CV — ADR (a)	19,664	260,155
Netherlands — 0.5%
ING Groep NV — CVA (a)	17,900	251,182
New Zealand — 0.6%
Xero Ltd. (Acquired 10/15/13, Cost $226,038) (a)(c)	14,865	321,348
Nigeria — 1.0%
Lekoil Ltd. (a)	391,800	509,597
Norway — 0.3%
Statoil ASA	5,500	169,064
Panama — 0.7%
Copa Holdings SA, Class A	2,600	370,682
South Africa — 0.6%
Naspers Ltd., N Shares	2,800	329,680
South Korea — 1.8%
Hyundai Development Co. — Engineering & Construction	8,700	276,725
NAVER Corp.	330	271,908
Samsung Electronics Co. Ltd.	280	365,666

		914,299
Spain — 2.1%
NH Hotel Group SA (a)(b)	99,463	588,627
Sacyr SA (a)(b)	79,215	501,815

		1,090,442

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	GDR	Global Depositary Receipts	SEK	Swedish Krona
CHF	Swiss Franc	HKD	Hong Kong Dollar	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	U.S. Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden — 2.4%
Nordea Bank AB	35,201	$496,262
Skanska AB, B Shares	12,000	273,939
Svenska Cellulosa AB, B Shares	18,146	472,593

		1,242,794
Switzerland — 4.3%
Adecco SA, Registered Shares	9,300	765,334
Novartis AG, Registered Shares	6,120	554,217
Roche Holding AG	1,790	533,343
UBS AG, Registered Shares	20,527	376,353

		2,229,247
Taiwan — 0.3%
Hermes Microvision, Inc. — GDR	3,250	128,911
United Kingdom — 7.9%
Abengoa Yield PLC (a)	4,900	185,318
AO World PLC (a)(b)	44,800	198,004
APR Energy PLC (b)	28,422	316,168
AstraZeneca PLC	8,200	610,058
Crest Nicholson Holdings PLC	90,953	536,702
Foxtons Group PLC	70,194	360,385
Kennedy Wilson Europe Real Estate PLC (a)	13,525	254,612
Metro Bank PLC (Acquired 1/15/14, Cost $259,316) (a)(c)	12,199	273,701
Nomad Holdings Ltd. (a)	24,650	256,976
Perform Group PLC (a)	57,993	229,265
Polypipe Group PLC (a)	134,387	574,972
Poundland Group PLC (a)	17,200	92,853
Vodafone Group PLC — ADR	7,508	250,692

		4,139,706
United States — 42.7%
AbbVie, Inc.	8,600	485,384
Adobe Systems, Inc. (a)	4,330	313,319
Altria Group, Inc.	12,900	541,026
American Airlines Group, Inc. (a)	7,000	300,720
Apple Inc.	10,689	993,329
Aramark	13,700	354,556
Autodesk, Inc. (a)	6,300	355,194
BankUnited, Inc.	19,571	655,237
Biogen Idec, Inc. (a)	800	252,248
BioMarin Pharmaceutical, Inc. (a)	4,900	304,829
Bristol-Myers Squibb Co.	7,000	339,570
Cabot Oil & Gas Corp.	11,053	377,349
CBS Corp., Class B	6,200	385,268
Charles River Laboratories International, Inc. (a)	6,700	358,584
Citigroup, Inc.	15,991	753,176
Comcast Corp., Class A	12,700	681,736
Concho Resources Inc. (a)	4,300	621,350
Continental Building Products, Inc. (a)(b)	8,410	129,514
Credicorp Ltd.	1,800	279,846
Crown Holdings, Inc. (a)	6,350	315,976
Eastman Chemical Co.	5,020	438,497
Eclipse Resources Corp. (a)	3,600	90,468
Facebook, Inc., Class A (a)	3,980	267,814
Flowserve Corp.	4,100	304,835
General Motors Co.	9,300	337,590
Google, Inc., Class A (a)	1,073	627,351
Google, Inc., Class C (a)	1,073	617,275
The Hain Celestial Group, Inc. (a)	5,249	465,796
Hertz Global Holdings, Inc. (a)	9,310	260,959
JPMorgan Chase & Co.	12,295	708,438
Kennedy-Wilson Holdings, Inc.	31,540	845,903
Las Vegas Sands Corp.	3,390	258,386
LendingClub Corp. (Acquired 5/7/14, Cost $27,706) (a)(c)	1,362	27,707

Common Stocks	Shares	Value
United States (concluded)
Lowe’s Cos., Inc.	6,170	$296,098
Merck & Co., Inc.	6,800	393,380
Mondelez International, Inc., Class A	16,420	617,556
Oasis Petroleum, Inc. (a)	4,117	230,099
Pfizer, Inc.	15,800	468,944
Platform Specialty Products Corp. (a)(b)	25,533	715,690
Public Service Enterprise Group, Inc.	10,000	407,900
Ralph Lauren Corp.	2,400	385,656
Roper Industries, Inc.	4,140	604,481
Samsonite International SA	111,600	367,901
Schlumberger Ltd.	4,900	577,955
St. Jude Medical, Inc.	3,900	270,075
Strategic Growth Bancorp (Acquired 3/10/14, Cost $247,382) (a)(c)	19,870	247,382
SunPower Corp. (a)	5,563	227,972
Textron, Inc.	7,500	287,175
United Parcel Service, Inc., Class B	5,100	523,566
United Rentals, Inc. (a)	4,815	504,275
US Silica Holdings, Inc.	5,200	288,288
Varian Medical Systems, Inc. (a)	3,800	315,932
WisdomTree Investments, Inc. (a)	41,180	508,985

		22,288,540
Total Common Stocks — 95.9%		49,986,697

Preferred Securities
Preferred Stocks
India — 0.2%
Snapdeal.com (Acquired 5/7/14, cost $84,414) (a)(c)	12	84,295
United States — 2.3%
Hortonworks, Inc., Series D (Acquired 3/21/14, cost $459,990) (a)(c)	37,744	460,099
LendingClub Corp. (Acquired 4/15/14, cost $125,920) (a)(c)	6,190	125,920
New Relic, Inc. (Acquired 4/15/14, cost $316,885) (a)(c)	10,952	316,885
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(c)	22,645	138,814
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(c)	2,783	172,691

		1,214,409
Total Preferred Stocks — 2.5%		1,298,704

Warrants (d)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	24,650	11,185
Total Long-Term Investments (Cost — $45,420,909) — 98.4%		51,296,586

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	556,125	556,125

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (e)(f)(g)	$1,258	$1,257,851
Total Short-Term Securities (Cost — $1,813,976) — 3.5%		1,813,976

Value
Total Investments (Cost — $ 47,234,885) — 101.9%	$53,110,562
Liabilities in Excess of Other Assets — (1.9)%	(967,279)

Net Assets — 100.0%	$52,143,283

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $2,168,842 and an original cost of $2,059,156, which was 4.2% of its net assets.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	329,124	227,001	556,125	$205
BlackRock Liquidity Series, LLC, Money Market Series	$705,575	$552,276	$1,257,851	$9,017

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	825,000	USD	765,162	BNP Paribas S.A.	7/23/14	$11,329
CAD	550,000	USD	499,491	Barclays Bank PLC	7/23/14	15,625
CHF	142,489	USD	161,946	Barclays Bank PLC	7/23/14	(1,236)
CHF	14,413	USD	16,333	BNP Paribas S.A.	7/23/14	(77)
CHF	5,131	USD	5,768	The Bank of New York Mellon	7/23/14	19
EUR	78,000	USD	106,303	Bank of America N.A.	7/23/14	512
EUR	194,000	USD	268,434	BNP Paribas S.A.	7/23/14	(2,767)
EUR	185,000	USD	255,453	BNP Paribas S.A.	7/23/14	(2,111)
EUR	187,882	USD	259,515	Citibank N.A.	7/23/14	(2,225)
EUR	95,000	USD	131,211	Citibank N.A.	7/23/14	(1,116)
EUR	95,000	USD	131,189	Citibank N.A.	7/23/14	(1,094)
EUR	16,000	USD	21,907	Citibank N.A.	7/23/14	4
EUR	36,000	USD	49,269	Citibank N.A.	7/23/14	30
EUR	170,000	USD	231,259	Citibank N.A.	7/23/14	1,543
EUR	190,000	USD	258,473	Credit Suisse International	7/23/14	1,717
EUR	56,376	USD	77,271	The Bank of New York Mellon	7/23/14	(69)
EUR	14,000	USD	19,207	The Bank of New York Mellon	7/23/14	(35)
EUR	12,574	USD	17,245	The Bank of New York Mellon	7/23/14	(26)
EUR	15,000	USD	20,444	The Bank of New York Mellon	7/23/14	98
GBP	195,000	USD	327,519	Bank of America N.A.	7/23/14	6,139
GBP	28,000	USD	47,215	BNP Paribas S.A.	7/23/14	695
GBP	42,600	USD	71,512	Citibank N.A.	7/23/14	1,379
GBP	47,000	USD	78,914	Citibank N.A.	7/23/14	1,506
GBP	21,000	USD	35,262	UBS AG	7/23/14	670
HKD	2,939,000	USD	379,190	Citibank N.A.	7/23/14	(117)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	111,007,000	USD	1,083,322	Citibank N.A.	7/23/14	$12,655
SEK	128,000	USD	19,385	Citibank N.A.	7/23/14	(233)
SGD	322,000	USD	257,072	Citibank N.A.	7/23/14	1,170
USD	254,526	CAD	280,000	Citibank N.A.	7/23/14	(7,715)
USD	326,596	CAD	355,000	Toronto-Dominion Bank	7/23/14	(5,888)
USD	307,531	CHF	271,387	Bank of America N.A.	7/23/14	1,440
USD	213,441	CHF	188,783	BNP Paribas S.A.	7/23/14	518
USD	83,288	CHF	74,546	Toronto-Dominion Bank	7/23/14	(791)
USD	89,158	CHF	78,436	UBS AG	7/23/14	692
USD	348,700	DKK	1,885,625	JPMorgan Chase Bank N.A.	7/23/14	2,340
USD	202,765	EUR	149,000	Barclays Bank PLC	7/23/14	(1,279)
USD	3,764,795	EUR	2,722,000	BNP Paribas S.A.	7/23/14	37,231
USD	17,973	EUR	13,000	Citibank N.A.	7/23/14	170
USD	23,498	EUR	17,000	Citibank N.A.	7/23/14	218
USD	33,224	EUR	24,038	Citibank N.A.	7/23/14	306
USD	99,769	EUR	72,150	Citibank N.A.	7/23/14	966
USD	54,194	EUR	40,000	Goldman Sachs International	7/23/14	(582)
USD	257,305	EUR	190,000	UBS AG	7/23/14	(2,885)
USD	302,675	GBP	180,000	Deutsche Bank AG	7/23/14	(5,316)
USD	853,143	GBP	508,000	JPMorgan Chase Bank N.A.	7/23/14	(16,078)
USD	144,772	GBP	86,000	Toronto-Dominion Bank	7/23/14	(2,379)
USD	8,198	HKD	63,551	Citibank N.A.	7/23/14	1
USD	21,543	HKD	167,000	Citibank N.A.	7/23/14	3
USD	36,049	HKD	279,449	Citibank N.A.	7/23/14	5
USD	85,521	HKD	663,000	Royal Bank of Canada	7/23/14	7
USD	24,641	HKD	191,000	State Street Bank and Trust Co.	7/23/14	6
USD	25,672	HKD	199,000	UBS AG	7/23/14	5
USD	802,048	JPY	82,016,000	Bank of America N.A.	7/23/14	(7,699)
USD	251,947	JPY	25,730,000	Citibank N.A.	7/23/14	(2,087)
USD	14,804	JPY	1,518,000	Citibank N.A.	7/23/14	(183)
USD	17,075	JPY	1,743,000	Citibank N.A.	7/23/14	(134)
USD	464,523	NZD	540,000	UBS AG	7/23/14	(7,195)
USD	524,934	SEK	3,449,000	Bank of America N.A.	7/23/14	8,891
USD	102,816	SEK	677,000	Citibank N.A.	7/23/14	1,523
USD	132,848	SEK	865,000	Westpac Banking Corp.	7/23/14	3,426
Total						$41,522

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Austria	—	$386,863	—	$386,863
Belgium	—	776,956	—	776,956
Canada	$1,177,879	—	—	1,177,879
China	298,896	502,154	—	801,050
Denmark	169,250	438,453	—	607,703
France	—	1,853,393	—	1,853,393
Germany	—	2,152,218	—	2,152,218
Greece	—	426,008	—	426,008
Hong Kong	224,973	364,787	—	589,760
India	—	287,193	—	287,193
Indonesia	—	508,875	—	508,875
Ireland	2,259,753	469,130	—	2,728,883
Italy	—	751,433	—	751,433
Japan	—	2,692,836	—	2,692,836
Mexico	260,155	—	—	260,155
Netherlands	—	251,182	—	251,182
New Zealand	—	321,348	—	321,348
Nigeria	509,597	—	—	509,597
Norway	—	169,064	—	169,064
Panama	370,682	—	—	370,682
South Africa	—	329,680	—	329,680
South Korea	—	914,299	—	914,299
Spain	—	1,090,442	—	1,090,442
Sweden	—	1,242,794	—	1,242,794
Switzerland	—	2,229,247	—	2,229,247
Taiwan	128,911	—	—	128,911
United Kingdom	2,288,537	1,577,468	$273,701	4,139,706
United States	21,645,550	367,901	275,089	22,288,540
Preferred Securities:
India	—	—	84,295	84,295
United States	—	—	1,214,409	1,214,409
Warrants	11,185	—	—	11,185
Short-Term Securities	556,125	1,257,851	—	1,813,976
Total	$29,901,493	$21,361,575	$1,847,494	$53,110,562

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$112,839	—	$112,839
Liabilities:
Foreign currency exchange contracts	—	(71,317)	—	(71,317)
Total	—	$41,522	—	$41,522

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,303	—	—	$11,303
Foreign currency at value	303,919	—	—	303,919
Liabilities:
Collateral on securities loaned at value	—	$(1,257,851)	—	(1,257,851)
Total	$315,222	$(1,257,851)	—	$(942,629)

As of December 31, 2013, the Fund valued certain equity securities using unadjusted price quotations from an exchange. As of June 30, 2014, the Fund used other observable inputs in determining the value of the same securities. As a result, investments with a beginning of period value of $915,490 transferred from Level 1 to Level 2 in the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	$14,385	$(10)	$14,375
Purchases	534,405	1,298,714	1,833,119
Sales	—	—	—
Closing balance, as of June 30, 2014	$548,790	$1,298,704	$1,847,494

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[2]	$14,385	$(10)	$14,375

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of Date. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1,227,466. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[2]	$159,929	Market Comparable Companies	Price to Tangible Book Value Multiple	1.6x
Preferred Stocks	460,099	Market Comparable Companies	5.5x 2016P Revenue Multiple	5.5x
Total	$620,028

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]

For the six months ended June 30, 2014, the valuation technique for certain investments classified as common stocks changed to a market approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment. The investment was previously valued utilizing the company’s financial restructuring plan.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,181,748) (cost — $45,420,909)	$51,296,586
Investments at value — affiliated (cost — $1,813,976)	1,813,976
Cash	11,303
Foreign currency at value (cost — $305,948)	303,919
Unrealized appreciation on forward foreign currency exchange contracts	112,839
Capital shares sold receivable	1,867
Dividends receivable — unaffiliated	80,637
Receivable from Manager	8,911
Securities lending income receivable — affiliated	1,001
Dividends receivable — affiliated	10
Prepaid expenses	196

Total assets	53,631,245

Liabilities
Collateral on securities loaned at value	1,257,851
Unrealized depreciation on forward foreign currency exchange contracts	71,317
Capital shares redeemed payable	60,320
Investment advisory fees payable	32,038
Officer’s and Directors’ fees payable	2,329
Distribution fees payable	467
Other affiliates payable	71
Other accrued expenses payable	63,569

Total liabilities	1,487,962

Net Assets	$52,143,283

Net Assets Consist of
Paid-in capital	$44,145,600
Undistributed net investment income	286,011
Accumulated net realized gain	1,796,357
Net unrealized appreciation/depreciation	5,915,315

Net Assets	$52,143,283

Net Asset Value
Class I — Based on net assets of $49,688,340 and 2,752,536 shares outstanding, 100 million shares authorized, $0.10 par value	$18.05

Class III — Based on net assets of $2,454,943 and 136,561 shares outstanding, 100 million shares authorized, $0.10 par value	$17.98

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$755,089
Securities lending — affiliated — net	9,017
Dividends — affiliated	205
Foreign taxes withheld	(38,974)

Total income	725,337

Expenses
Investment advisory	193,005
Distribution — Class III	2,216
Transfer agent	2,689
Transfer agent — Class I	49,183
Transfer agent — Class III	1,415
Professional	29,530
Custodian	24,840
Accounting services	7,189
Officer and Directors	4,673
Printing	1,091
Miscellaneous	11,724

Total expenses	327,555
Less fees waived by Manager	(102)
Less transfer agent fees reimbursed — Class I	(49,183)
Less transfer agent fees reimbursed — Class III	(1,415)

Total expenses after fees waived and reimbursed	276,855

Net investment income	448,482

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,492,127
Foreign currency transactions	(20,926)

3,471,201

Net change in unrealized appreciation/depreciation on:
Investments	(3,658,581)
Foreign currency translations	(109,395)

(3,767,976)

Total realized and unrealized loss	(296,775)

Net Increase in Net Assets Resulting from Operations	$151,707

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$448,482	$201,225
Net realized gain	3,471,201	6,322,913
Net change in unrealized appreciation/depreciation	(3,767,976)	5,799,833

Net increase in net assets resulting from operations	151,707	12,323,971

Dividends to Shareholders From
Net investment income:
Class I	—	(168,438)[1]
Class III	—	(1,564)[1]

Decrease in net assets resulting from dividends to shareholders	—	(170,002)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,587,010)	(2,728,344)

Net Assets
Total increase (decrease) in net assets	(1,435,303)	9,425,625
Beginning of period	53,578,586	44,152,961

End of period	$52,143,283	$53,578,586

Undistributed (distributions in excess of) net investment income, end of period	$286,011	$(162,471)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.98	$13.89	$12.26	$14.17	$12.84	$9.69

Net investment income[1]	0.15	0.07	0.18	0.14	0.13	0.11
Net realized and unrealized gain (loss)	(0.08)	4.08	1.60	(1.89)	1.31	3.34

Net increase (decrease) from investment operations	0.07	4.15	1.78	(1.75)	1.44	3.45

Dividends from net investment income	—	(0.06)[2]	(0.15)[2]	(0.16)[2]	(0.11)[2]	(0.30)[2]

Net asset value, end of period	$18.05	$17.98	$13.89	$12.26	$14.17	$12.84

Total Investment Return[3]
Based on net asset value	0.39%[4]	29.87%[5]	14.53%	(12.39)%	11.23%	35.65%

Ratios to Average Net Assets
Total expenses	1.26%[6]	1.33%	1.19%	1.09%	1.05%	1.11%

Total expenses after fees waived and reimbursed	1.07%[6]	1.14%	1.06%	1.09%	1.04%	1.11%

Net investment income	1.75%[6]	0.44%	1.36%	1.04%	1.05%	1.02%

Supplemental Data
Net assets, end of period (000)	$49,688	$52,175	$43,102	$43,381	$56,934	$61,030

Portfolio turnover	57%	135%	139%	119%	136%	218%

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$17.93	$13.86	$12.23	$14.12	$12.80	$9.68

Net investment income[1]	0.13	0.03	0.14	0.11	0.10	0.06
Net realized and unrealized gain (loss)	(0.08)	4.06	1.60	(1.88)	1.30	3.36

Net increase (decrease) from investment operations	0.05	4.09	1.74	(1.77)	1.40	3.42

Dividends from net investment income	—	(0.02)[2]	(0.11)[2]	(0.12)[2]	(0.08)[2]	(0.30)[2]

Net asset value, end of period	$17.98	$17.93	$13.86	$12.23	$14.12	$12.80

Total Investment Return[3]
Based on net asset value	0.28%[4]	29.51%[7]	14.28%	(12.53)%	10.93%	35.38%

Ratios to Average Net Assets
Total expenses	1.49%[6]	1.58%	1.43%	1.35%	1.29%	1.39%

Total expenses after fees waived and reimbursed	1.33%[6]	1.39%	1.31%	1.35%	1.29%	1.39%

Net investment income	1.46%[6]	0.16%	1.09%	0.78%	0.80%	0.48%

Supplemental Data
Net assets, end of period (000)	$2,455	$1,404	$1,051	$1,070	$1,072	$928

Portfolio turnover	57%	135%	139%	119%	136%	218%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

[6]	Annualized.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$187,801	$(187,600)	$201
Credit Suisse Securities (USA) LLC	115,566	(115,566)	—
Deutsche Bank Securities, Inc.	27,999	(27,999)	—
Goldman Sachs & Co.	602,844	(602,844)	—
Merrill Lynch, Pierce, Fenner & Smith	119,333	(119,333)	—
UBS Securities LLC	128,205	(128,205)	—

Total	$1,181,748	$(1,181,547)	$201

[1]

Collateral with a value of $1,257,851 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of June 30, 2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$112,839	$(71,317)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Loss From	Net Change in Unrealized Appreciation/Depreciation On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(26,679)	$(106,911)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	34
Average number of contracts - USD sold	35
Average U.S. dollar amounts purchased	$12,889,538
Average U.S. dollar amounts sold	$7,517,756

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$112,839	$71,317

Total derivative assets and liabilities in the Statement of Assets and Liabilities	112,839	71,317

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$112,839	$71,317

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$16,982	$(7,699)	—	—	$9,283
The Bank of New York Mellon	117	(117)	—	—	—
Barclays Bank PLC	15,625	(2,515)	—	—	13,110
BNP Paribas S.A.	49,773	(4,955)	—	—	44,818
Citibank N.A.	21,479	(14,904)	—	—	6,575
Credit Suisse International	1,717	—	—	—	1,717
JPMorgan Chase Bank N.A.	2,340	(2,340)	—	—	—
Royal Bank of Canada	7	—	—	—	7
State Street Bank and Trust Co.	6	—	—	—	6
UBS AG	1,367	(1,367)	—	—	—
Westpac Banking Corp.	3,426	—	—	—	3,426

Total	$112,839	$(33,897)	—	—	$78,942

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$7,699	$(7,699)	—	—	—
The Bank of New York Mellon	130	(117)	—	—	$13
Barclays Bank PLC	2,515	(2,515)	—	—	—
BNP Paribas S.A.	4,955	(4,955)	—	—	—
Citibank N.A.	14,904	(14,904)	—	—	—
Deutsche Bank AG	5,316	—	—	—	5,316
Goldman Sachs International	582	—	—	—	582
JPMorgan Chase Bank N.A.	16,078	(2,340)	—	—	13,738
TD Securities, Inc.	9,058	—	—	—	9,058
UBS AG	10,080	(1,367)	—	—	8,713

Total	$71,317	$(33,897)	—	—	$37,420

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $231 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $3,224 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $19,120 and $5,335, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014 were $29,310,302 and $31,032,711, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $1,661,614, all of which is due to expire December 31, 2017.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$47,494,026

Gross unrealized appreciation	$6,711,102
Gross unrealized depreciation	(1,094,566)

Net unrealized appreciation	$5,616,536

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	11%
Pharmaceuticals	9%
Oil, Gas & Consumerable Fuels	6%
Other[1]	74%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	43,600	$779,505	296,634	$4,867,576
Shares issued in reinvestment of dividends	—	—	9,436	168,438
Shares redeemed	(192,407)	(3,401,110)	(506,741)	(7,805,330)

Net decrease	(148,807)	$(2,621,605)	(200,671)	$(2,769,316)

Class III
Shares sold	66,016	$1,169,362	15,641	$243,951
Shares issued in reinvestment of dividends	—	—	88	1,564
Shares redeemed	(7,746)	(134,767)	(13,262)	(204,543)

Net increase	58,270	$1,034,595	2,467	$40,972

Total Net Decrease	(90,537)	$(1,587,010)	(198,204)	$(2,728,344)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

Net Investment Income
Class I	$0.097321
Class III	$0.097321

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark index, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund’s underweight in BB-rated high yield bonds detracted from performance relative to the benchmark as this segment of the market outperformed the middle and lower quality segments. While the Fund’s exposure to select equity investments generated positive returns, the net impact of the Fund’s equity exposure combined with derivatives used to manage risk, specifically, a short position in S&P 500 futures contracts, detracted from results as investors’ appetite for risk remained firm during the period.

•

Contributing positively to the Fund’s performance was security selection within B-rated credits, where the Fund held a quality bias. Exposure to CCC-rated credits and non-rated securities also had a positive impact on returns. Although floating rate loan interests (bank loans) broadly underperformed high yield during the period, the Fund’s bank loan positions within the gaming sector added positively to performance results. Exposure to equity-like instruments, specifically convertible and preferred securities, boosted returns. Individual issuers that delivered stand-out performance included Caesars Entertainment Operating Co., Inc. (gaming), The Goodyear Tire & Rubber Co. (auto components) and Digicel Group Ltd. (wireless telecommunication services).

Describe recent portfolio activity.

•

The Fund moderated its risk level during the six-month period, but continued to maintain an overall positive stance on risk assets. Given strong demand for bonds and equities despite relatively high valuations, the investment advisor believes a more neutral risk posture was warranted. However, the Fund’s core issuer/credit biases remained generally consistent based on cash flow considerations, the identification of a potential specific catalyst or an idiosyncratic characteristic. The Fund continued to favor select equity and equity-like investments that offer more upside potential as compared to CCC-rated high yield bonds, while actively using liquid derivative instruments to help protect against equity market volatility.

•

The Fund maintained a shorter duration bias (lower sensitivity to interest rate movements) during the period in anticipation of higher interest rates by the end of 2014. This short duration stance was achieved by underweighting longer-dated bonds in the credit space, specifically in the seven- to ten-year portion of the yield curve, and through allocations to non-bond sectors, such as equities. The Fund’s underweight to higher quality BB-rated assets in favor of bank loans also served to reduce sensitivity to rising interest rates.

•	From a sector perspective, the Fund increased exposure to issuers in the banking and independent energy sectors, while decreasing exposure to oil field services and wirelines names.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in BB-rated debt, while it was overweight in the B-rated space. Although the Fund was slightly overweight in select CCC-rated issues, it is important to note that the Fund remained underweight in the riskier, higher-beta names within the CCC-quality universe. From an individual issuer perspective, the Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Ally Financial, Inc. (consumer finance) and Caesars Entertainment Operating Co., Inc. The Fund maintained a general underweight to companies with unstable cash flow streams, less appealing risk-reward profiles and/or challenged industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests and common stocks, with the remainder invested in investment grade credits and convertible and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	4%
BB/Ba	30
B	36
CCC/Caa	15
N/R	15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	4.55%	4.40%	5.34%	13.07%	14.69%		8.08%
Class III[4]	4.31	4.17	5.22	12.80	14.41	[7]	7.81	[7]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	5.46	11.72	13.92		9.04

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,053.40	$3.56	$1,000.00	$1,021.32	$3.51	0.70%
Class III	$1,000.00	$1,052.20	$4.78	$1,000.00	$1,020.13	$4.71	0.94%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Airlines — 0.0%
Southwest Airlines Co.		3,086	$82,890
Auto Components — 1.3%
The Goodyear Tire & Rubber Co.		84,927	2,359,272
Banks — 0.5%
Citigroup, Inc.		17,860	841,206
Capital Markets — 1.3%
American Capital, Ltd. (a)		153,698	2,350,042
Chemicals — 0.6%
Advanced Emissions Solutions, Inc. (a)		1,644	37,697
Huntsman Corp.		33,623	944,806

			982,503
Communications Equipment — 0.3%
Nokia OYJ		69,219	523,296
Consumer Finance — 1.7%
Ally Financial Inc. (a)		60,914	1,456,466
Ally Financial Inc. (a)		51,770	1,237,809
Ally Financial Inc. (a)		11,801	282,162

			2,976,437
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		13,812	28,315
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		33,870	—
Hotels, Restaurants & Leisure — 0.2%
Amaya Gaming Group, Inc. (Acquired 6/12/14, cost $280,178) (a)(b)(p)		15,179	284,504
Insurance — 0.8%
American International Group, Inc.		24,341	1,328,532
Media — 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (a)		4,279	149,765
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (a)		126,098	327,343
Ainsworth Lumber Co. Ltd. (a)		84,634	219,705
Ainsworth Lumber Co. Ltd. (a)(c)		59,550	154,588
NewPage Corp. (a)		3,668	275,100

			976,736
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)		10,830	307,464
Total Common Stocks — 7.6%			13,190,962

Corporate Bonds		Par (000)
Aerospace & Defense — 0.9%
Spirit AeroSystems, Inc., 5.25%, 3/15/22 (c)	USD	382	387,730
TransDigm, Inc.:
6.00%, 7/15/22 (c)		730	750,075
6.50%, 7/15/24 (c)		473	492,511

			1,630,316

Corporate Bonds	Par (000)		Value
Air Freight & Logistics — 0.0%
CEVA Group PLC, 9.00%, 9/01/21 (c)	USD	75	$77,438
Airlines — 1.0%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		660	692,175
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	390,550
National Air Cargo Group, Inc.:
12.38%, 8/16/15		139	139,222
12.38%, 8/16/15		137	137,083
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		424	441,791

			1,800,821
Auto Components — 1.3%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	100	192,874
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (c)	USD	100	107,750
Delphi Corp.:
6.13%, 5/15/21		25	27,940
5.00%, 2/15/23		70	75,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		24	24,270
4.88%, 3/15/19		407	419,210
6.00%, 8/01/20		177	189,611
5.88%, 2/01/22		332	347,770
IDQ Holdings, Inc., 11.50%, 4/01/17 (c)		215	237,037
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (c)		60	65,250
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	148,463
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (d)		160	230,590
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		89	131,680

			2,197,695
Automobiles — 0.6%
General Motors Co.:
4.88%, 10/02/23 (c)	USD	35	36,838
6.25%, 10/02/43 (c)		460	527,850
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	145	254,355
5.63%, 2/01/23 (c)	USD	150	159,375

			978,418
Banks — 0.2%
CIT Group, Inc.:
6.63%, 4/01/18 (c)		55	61,738
5.50%, 2/15/19 (c)		202	218,917

			280,655
Beverages — 0.1%
Hydra Dutch Holdings 2BV, 5.83%, 4/15/19 (e)	EUR	130	176,674
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (c)	USD	200	207,500

Portfolio Abbreviations
CAD Canadian Dollar EUR Euro FKA Formerly Known As	GBP British Pound OTC Over-the-counter	PIK Payment-in-kind USD US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Building Products — 1.5%
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)	USD	209	$223,630
Building Materials Corp. of America, 6.75%, 5/01/21 (c)		245	263,987
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		330	347,325
The Hillman Group, Inc., 6.38%, 7/15/22 (c)		106	106,000
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	136,697
Ply Gem Industries, Inc., 6.50%, 2/01/22 (c)	USD	275	266,063
The Ryland Group, Inc., 6.63%, 5/01/20		135	146,475
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	241,389
USG Corp.:
9.75%, 1/15/18	USD	393	470,617
5.88%, 11/01/21 (c)		380	402,800

			2,604,983
Capital Markets — 0.2%
E*Trade Financial Corp.:
0.00%, 8/31/19 (c)(f)(g)		172	354,535
Series A, 0.00%, 8/31/19 (f)(g)		3	6,184

			360,719
Chemicals — 1.9%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (c)		343	373,870
Axiall Corp., 4.88%, 5/15/23		37	36,815
Celanese US Holdings LLC, 4.63%, 11/15/22		85	85,425
Chemtura Corp., 5.75%, 7/15/21		91	94,413
Huntsman International LLC:
8.63%, 3/15/20		25	27,063
4.88%, 11/15/20		113	116,955
8.63%, 3/15/21		190	209,950
5.13%, 4/15/21	EUR	100	144,461
5.13%, 4/15/21		146	210,913
INEOS Finance PLC, 8.38%, 2/15/19 (c)	USD	380	415,150
INEOS Group Holdings SA:
6.50%, 8/15/18	EUR	200	285,499
5.75%, 2/15/19		165	233,277
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	45	45,450
Nufarm Australia Ltd., 6.38%, 10/15/19 (c)		101	105,671
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		90	98,100
PolyOne Corp.:
7.38%, 9/15/20		100	108,625
5.25%, 3/15/23		84	86,310
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (c)		200	210,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		277	287,387
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19		44	47,410

			3,222,744
Commercial Services & Supplies — 4.5%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		92	99,130
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	120	175,010
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (d)		100	147,200
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		519	599,445
Ceridian LLC, 8.88%, 7/15/19 (c)	USD	1,101	1,244,130
Covanta Holding Corp.:
6.38%, 10/01/22		105	113,925
5.88%, 3/01/24		117	120,949
Garda World Security Corp., 7.25%, 11/15/21 (c)		65	68,331

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
HD Supply, Inc.:
8.13%, 4/15/19	USD	788	$865,815
11.00%, 4/15/20		1,106	1,303,697
7.50%, 7/15/20		727	794,247
The Hertz Corp.:
4.25%, 4/01/18		91	93,275
6.75%, 4/15/19		80	84,800
7.38%, 1/15/21		210	227,850
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (c)(d)		162	165,240
IVS F. SpA, 7.13%, 4/01/20	EUR	115	168,931
Laureate Education, Inc., 9.25%, 9/01/19 (c)	USD	475	489,250
Mobile Mini, Inc., 7.88%, 12/01/20		155	169,725
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		200	212,000
Univeg Holding BV, 7.88%, 11/15/20	EUR	100	137,352
Verisure Holding AB:
8.75%, 9/01/18		100	147,063
Series B, 8.75%, 12/01/18		100	147,405
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)	USD	227	245,160

			7,819,930
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (c)		200	206,500
6.75%, 11/15/20 (c)		435	463,275
6.45%, 3/15/29		298	295,020
CommScope, Inc.:
5.00%, 6/15/21 (c)		103	105,060
5.50%, 6/15/24 (c)		106	107,723
Nokia Oyj, 5.00%, 10/26/17 (f)	EUR	100	319,978

			1,497,556
Computer Services — 0.3%
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	210	221,813
6.63%, 11/01/19		240	252,600

			474,413
Construction & Engineering — 1.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		550	580,250
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	142,750
Astaldi SpA, 7.13%, 12/01/20		300	448,254
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	272	290,360
Modular Space Corp., 10.25%, 1/31/19 (c)		641	674,653

			2,136,267
Construction Materials — 0.2%
Cemex Finance LLC, 6.00%, 4/01/24 (c)		400	416,500
Consumer Finance — 1.6%
Ally Financial Inc.:
8.00%, 3/15/20		398	483,570
7.50%, 9/15/20		25	30,125
8.00%, 11/01/31 (h)		1,277	1,631,367
8.00%, 11/01/31		346	442,447
DFC Finance Corp., 10.50%, 6/15/20 (c)		210	214,463

			2,801,972
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (c)		200	205,000
6.00%, 6/30/21 (c)		200	199,750
4.25%, 1/15/22	EUR	110	149,117
Berry Plastics Corp., 9.75%, 1/15/21	USD	70	79,800

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (c)	USD	96	$98,400
6.00%, 6/15/17 (c)		218	223,450
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		183	195,810
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		90	87,660
Crown European Holdings SA, 4.00%, 7/15/22	EUR	130	178,178
Greif, Inc., 7.75%, 8/01/19	USD	69	79,350
OI European Group BV, 4.88%, 3/31/21	EUR	107	157,137
Pactiv LLC, 7.95%, 12/15/25	USD	200	214,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19		125	130,625
9.00%, 4/15/19		200	211,750
7.88%, 8/15/19		820	892,775
9.88%, 8/15/19		358	396,485
5.75%, 10/15/20		323	340,765
6.88%, 2/15/21		145	156,473
8.25%, 2/15/21		242	263,175
Signode Industrial Group Luxembourg SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (c)		134	135,675
Tekni-Plex, Inc., 9.75%, 6/01/19 (c)		66	73,755

			4,469,130
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		25	26,437
Diversified Financial Services — 0.5%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (c)		125	135,000
General Motors Financial Co., Inc.:
6.75%, 6/01/18		183	209,306
4.25%, 5/15/23		171	170,786
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		200	210,000
Springleaf Finance Corp.:
7.75%, 10/01/21		17	19,125
8.25%, 10/01/23		32	36,480

			780,697
Diversified Telecommunication Services — 3.4%
Avaya, Inc.:
7.00%, 4/01/19 (c)		100	100,000
10.50%, 3/01/21 (c)		131	120,847
CenturyLink, Inc.:
5.63%, 4/01/20		139	146,645
6.45%, 6/15/21		30	32,550
Consolidated Communications Finance Co., 10.88%, 6/01/20		175	204,313
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		50	52,188
5.50%, 8/01/23		140	139,300
Intelsat Luxembourg SA, 6.75%, 6/01/18		195	206,456
Level 3 Communications, Inc., 8.88%, 6/01/19		170	185,937
Level 3 Financing, Inc.:
8.13%, 7/01/19		538	587,093
7.00%, 6/01/20		221	241,443
8.63%, 7/15/20		235	263,200
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	279,371
4.88%, 9/25/20	EUR	100	149,177
4.50%, 1/25/21		145	212,002
5.88%, 5/19/23	GBP	200	358,206
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	300,233

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
6.75%, 8/15/24	EUR	210	$323,497
TW Telecom Holdings, Inc., 5.38%, 10/01/22	USD	105	114,844
Verizon Communications, Inc., 5.15%, 9/15/23		725	811,342
VTR Finance BV, 6.88%, 1/15/24 (c)		200	214,748
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	305	416,592
4.21%, 7/15/20 (e)		165	228,081
Windstream Corp.:
7.75%, 10/15/20	USD	95	102,956
7.75%, 10/01/21		95	103,788
6.38%, 8/01/23		20	20,275

			5,915,084
Electric Utilities — 1.1%
CE Energy AS, 7.00%, 2/01/21	EUR	100	146,262
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75%, 3/01/22 (a)(c)(i)	USD	655	805,650
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (c)		15	15,122
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(d)(i)		6,055	961,231

			1,928,265
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20		103	106,090
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	150,491

			256,581
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 5.50%, 4/15/23		100	143,434
Energy Equipment & Services — 1.0%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	247	263,364
CGG SA, 7.75%, 5/15/17		133	134,995
Gulfmark Offshore, Inc., 6.38%, 3/15/22		80	83,200
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		102	105,570
Key Energy Services, Inc., 6.75%, 3/01/21		75	78,000
Pacific Drilling SA, 5.38%, 6/01/20 (c)		210	205,800
Parker Drilling Co.:
7.50%, 8/01/20		195	210,600
6.75%, 7/15/22 (c)		75	78,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)		300	320,250
Pioneer Energy Services Corp., 6.13%, 3/15/22 (c)		230	238,337

			1,718,116
Food & Staples Retailing — 0.4%
Co-operative Group Holdings, 5.63%, 7/08/20 (e)	GBP	100	181,407
Findus Bondco SA:
9.13%, 7/01/18	EUR	100	148,911
9.50%, 7/01/18	GBP	100	185,267
Rite Aid Corp.:
9.25%, 3/15/20	USD	100	114,000
6.75%, 6/15/21		123	133,147

			762,732
Food Products — 0.7%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	100	191,676
Boparan Finance PLC, 5.50%, 7/15/21		100	168,350
Galapagos Holding SA, 7.00%, 6/15/22	EUR	100	139,703
H. J. Heinz Co., 4.25%, 10/15/20	USD	7	7,044
JBS Investments GmbH, 7.75%, 10/28/20 (c)		200	214,000
R&R Ice Cream PLC, 9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (d)	EUR	213	297,523

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products (concluded)
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)	USD	61	$64,508
TreeHouse Foods, Inc., 4.88%, 3/15/22		66	67,815

			1,150,619
Health Care Equipment & Supplies — 0.8%
Alere, Inc.:
7.25%, 7/01/18		205	223,450
8.63%, 10/01/18		146	154,030
6.50%, 6/15/20		48	50,400
Biomet, Inc., 6.50%, 10/01/20		167	178,273
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (c)		200	216,500
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		114	122,550
Hologic, Inc., 6.25%, 8/01/20		264	278,520
Ontex IV SA, 9.00%, 4/15/19	EUR	100	147,884

			1,371,607
Health Care Providers & Services — 3.1%
Acadia Healthcare Co, Inc., 5.13%, 7/01/22 (c)	USD	85	85,213
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19		235	250,275
6.00%, 10/15/21		54	57,240
Catamaran Corp., 4.75%, 3/15/21		171	172,710
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		41	42,999
6.88%, 2/01/22 (c)		385	408,100
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		392	394,450
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17		230	260,475
HCA, Inc.:
3.75%, 3/15/19		136	137,190
6.50%, 2/15/20		484	544,500
5.88%, 3/15/22		145	157,144
4.75%, 5/01/23		88	87,890
5.88%, 5/01/23		53	55,451
5.00%, 3/15/24		55	55,760
Kindred Healthcare, Inc., 6.38%, 4/15/22 (c)		70	70,350
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (c)		90	94,275
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	194	349,855
Symbion, Inc., 8.00%, 6/15/16	USD	180	188,100
Teleflex, Inc., 6.88%, 6/01/19		155	163,913
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	76,590
5.00%, 3/01/19 (c)		332	336,565
4.75%, 6/01/20		145	148,263
6.00%, 10/01/20		212	230,020
4.50%, 4/01/21		228	229,425
4.38%, 10/01/21		42	41,738
8.13%, 4/01/22		250	289,375
Truven Health Analytics, Inc., 10.63%, 6/01/20		180	197,550
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	100	177,985

			5,303,401
Health Care Technology — 0.0%
IMS Health, Inc., 6.00%, 11/01/20 (c)	USD	56	58,800
Hotels, Restaurants & Leisure — 3.4%
ARAMARK Services, Inc., 5.75%, 3/15/20		237	250,627
Brunswick Corp., 4.63%, 5/15/21 (c)		140	139,650
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		1,049	877,226
9.00%, 2/15/20		611	508,657

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24 (c)	USD	80	$81,000
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	305	433,298
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	180	327,852
Gamenet SpA, 7.25%, 8/01/18	EUR	100	140,353
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (c)	USD	120	122,400
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	215	336,719
MGM Resorts International:
7.50%, 6/01/16	USD	32	35,320
8.63%, 2/01/19		51	60,754
6.75%, 10/01/20		32	35,720
6.63%, 12/15/21		30	33,375
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		340	351,900
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		106	111,830
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)		261	267,525
Snai SpA, 7.63%, 6/15/18	EUR	100	148,569
Station Casinos LLC, 7.50%, 3/01/21	USD	233	254,553
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		475	484,500
Travelport LLC/Travelport Holdings, Inc.:
6.35%, 3/01/16 (c)(j)		74	74,476
13.88% (11.34% Cash or 13.88% PIK), 3/01/16 (c)(d)		592	609,536
11.88%, 9/01/16 (c)		16	16,518
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (c)		200	11,992
Wynn Macau Ltd., 5.25%, 10/15/21 (c)		205	210,637

			5,924,987
Household Durables — 2.3%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (c)		179	188,397
Beazer Homes USA, Inc.:
6.63%, 4/15/18		210	223,650
5.75%, 6/15/19 (c)		263	263,000
7.50%, 9/15/21		216	228,960
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)		225	237,937
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)		98	101,920
D.R. Horton, Inc., 4.38%, 9/15/22		75	74,344
Jarden Corp., 7.50%, 5/01/17		75	85,125
K. Hovnanian Enterprises, Inc.:
7.00%, 1/15/19 (c)		38	38,760
7.25%, 10/15/20 (c)		268	290,780
9.13%, 11/15/20 (c)		40	44,600
KB Home:
4.75%, 5/15/19		204	205,530
7.00%, 12/15/21		157	171,130
7.50%, 9/15/22		56	62,160
Lennar Corp., 4.50%, 6/15/19		44	45,045
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	290,292
PulteGroup, Inc., 6.38%, 5/15/33	USD	30	30,150
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		465	506,850
Standard Pacific Corp., 8.38%, 1/15/21		250	296,250
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		84	84,000
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (c)		175	175,437
5.88%, 6/15/24 (c)		120	123,450

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Durables (concluded)
William Lyon Homes, Inc., 8.50%, 11/15/20	USD	110	$123,063

			3,890,830
Household Products — 0.2%
Spectrum Brands, Inc., 6.38%, 11/15/20		265	284,875
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
7.50%, 2/15/21 (c)		29	31,465
6.00%, 1/15/22 (c)		76	81,890
5.88%, 1/15/24 (c)		225	237,375
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		93	98,893
Series C, 10.06%, 12/30/28		200	224,946
NRG Energy, Inc.:
7.63%, 1/15/18		232	266,220
8.25%, 9/01/20		235	256,737
7.88%, 5/15/21		60	66,525
6.63%, 3/15/23		24	25,980
6.25%, 5/01/24 (c)		313	327,085

			1,617,116
Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (c)		266	280,963
CNO Financial Group, Inc., 6.38%, 10/01/20 (c)		95	102,600
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	100	173,792
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)	USD	81	86,771
MGIC Investment Corp., 2.00%, 4/01/20 (f)		26	38,708
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	100	169,625
Radian Group, Inc.:
3.00%, 11/15/17 (f)	USD	31	44,834
2.25%, 3/01/19 (f)		72	107,910
5.50%, 6/01/19		268	273,695

			1,278,898
Internet Software & Services — 0.7%
Adria Bidco BV, 7.88%, 11/15/20	EUR	100	148,569
IAC/InterActiveCorp., 4.88%, 11/30/18	USD	117	121,973
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		315	343,350
10.13%, 7/01/20		497	575,277

			1,189,169
IT Services — 0.1%
APX Group, Inc.:
6.38%, 12/01/19		83	86,113
8.75%, 12/01/20		89	90,335

			176,448
Life Sciences Tools & Services — 0.3%
Jaguar Holding Co. I, 9.38% (9.38% Cash or 10.13% PIK), 10/15/17 (c)(d)		241	249,435
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (c)		320	349,600

			599,035
Machinery — 0.7%
Amsted Industries, Inc., 5.00%, 3/15/22 (c)		179	179,000
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	205	284,614
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	136,245
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (c)	USD	112	114,240
The Manitowoc Co., Inc., 5.88%, 10/15/22		185	201,650
Terex Corp., 6.00%, 5/15/21		190	204,725

Corporate Bonds	Par (000)		Value
Machinery (concluded)
Titan International, Inc., 6.88%, 10/01/20	USD	165	$167,475

			1,287,949
Marine — 0.3%
Global Ship Lease, Inc., 10.00%, 4/01/19 (c)		495	532,125
Media — 5.3%
Altice SA:
7.25%, 5/15/22	EUR	200	290,292
7.75%, 5/15/22 (c)	USD	260	277,550
AMC Networks, Inc.:
7.75%, 7/15/21		225	251,719
4.75%, 12/15/22		58	58,000
Cablevision Systems Corp., 5.88%, 9/15/22		275	280,156
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (c)		109	111,997
5.63%, 2/15/24 (c)		94	97,055
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		230	233,450
5.13%, 2/15/23		210	211,837
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (g)		230	—
Cequel Communications Holdings I LLC/ Cequel Capital Corp., 5.13%, 12/15/21 (c)		220	219,175
Clear Channel Communications, Inc.:
9.00%, 12/15/19		176	187,660
9.00%, 3/01/21		285	304,950
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		241	257,267
Series B, 7.63%, 3/15/20		183	197,411
Series B, 6.50%, 11/15/22		417	449,317
DISH DBS Corp.:
4.25%, 4/01/18		245	254,800
5.13%, 5/01/20		276	290,145
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		80	86,200
Gannett Co., Inc.:
5.13%, 10/15/19 (c)		88	91,080
5.13%, 7/15/20 (c)		57	58,496
6.38%, 10/15/23 (c)		93	99,278
Gray Television, Inc., 7.50%, 10/01/20		185	199,337
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (c)		170	189,550
Interactive Data Corp., 5.88%, 4/15/19 (c)		306	310,590
Lamar Media Corp., 5.38%, 1/15/24 (c)		78	80,730
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		69	75,555
MDC Partners, Inc., 6.75%, 4/01/20 (c)		265	279,575
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		125	129,375
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		213	229,507
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		92	99,130
Nielsen Finance LLC/Nielsen Finance Co.:
4.50%, 10/01/20		210	211,575
5.00%, 4/15/22 (c)		115	115,863
Numericable Group SA:
5.38%, 5/15/22	EUR	100	145,317
5.63%, 5/15/24		100	146,344
6.25%, 5/15/24 (c)	USD	200	208,750
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (c)		82	86,715
Radio One, Inc., 9.25%, 2/15/20 (c)		203	219,747
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		130	139,100
Regal Entertainment Group, 5.75%, 2/01/25		48	48,600

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)	USD	200	$207,000
Univision Communications, Inc.:
8.50%, 5/15/21 (c)		295	327,081
5.13%, 5/15/23 (c)		144	152,460
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	540	974,979
Wave Holdco LLC/Wave Holdco Corp., 8.25% (8.25% Cash or 9.00% PIK), 7/15/19 (c)(d)	USD	270	277,087

			9,161,802
Metals & Mining — 3.0%
Constellium NV:
4.63%, 5/15/21	EUR	100	142,236
5.75%, 5/15/24 (c)	USD	255	267,750
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	183,794
First Quantum Minerals Ltd., 6.75%, 2/15/20 (c)	USD	408	420,240
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (c)		21	21,683
Global Brass & Copper, Inc., 9.50%, 6/01/19		155	176,700
Kaiser Aluminum Corp., 8.25%, 6/01/20		115	129,375
Newmont Mining Corp., 1.25%, 7/15/14 (f)		195	195,000
Novelis, Inc., 8.75%, 12/15/20		1,053	1,168,830
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	100	140,353
Ovako AB, 6.50%, 6/01/19		100	141,723
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	USD	175	187,250
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	120	184,773
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	125	135,937
5.25%, 4/15/23		108	111,780
Taseko Mines Ltd., 7.75%, 4/15/19		135	135,675
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	205	292,637
Vedanta Resources PLC, 8.25%, 6/07/21 (c)	USD	200	224,000
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		805	873,425

			5,133,161
Multiline Retail — 0.2%
Debenhams PLC, 5.25%, 7/15/21	GBP	115	193,120
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	138,299

			331,419
Oil, Gas & Consumable Fuels — 11.7%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21	USD	176	188,320
6.13%, 7/15/22		225	248,625
4.88%, 5/15/23		123	129,611
4.88%, 3/15/24		146	154,213
Alpha Natural Resources, Inc., 3.75%, 12/15/17 (f)		333	287,629
Antero Resources Finance Corp.:
6.00%, 12/01/20		50	53,625
5.38%, 11/01/21		200	207,500
Arch Coal, Inc.:
7.00%, 6/15/19		156	118,170
7.25%, 10/01/20		66	49,170
7.25%, 6/15/21		48	35,040
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21 (c)		143	155,870
6.00%, 5/01/22 (c)		132	136,620
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23		41	41,718
Baytex Energy Corp.:
5.13%, 6/01/21 (c)		71	71,444
5.63%, 6/01/24 (c)		58	58,218

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Berry Petroleum Co. LLC:
6.75%, 11/01/20	USD	92	$96,830
6.38%, 9/15/22		73	77,745
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		242	258,940
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		120	129,000
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		100	105,375
7.50%, 9/15/20		102	111,945
Chaparral Energy, Inc., 7.63%, 11/15/22		115	124,200
Chesapeake Energy Corp.:
6.63%, 8/15/20		265	304,750
6.88%, 11/15/20		90	104,400
6.13%, 2/15/21		138	154,560
5.75%, 3/15/23		260	288,912
Cimarex Energy Co., 4.38%, 6/01/24		120	122,250
Concho Resources Inc.:
5.50%, 10/01/22		188	202,335
5.50%, 4/01/23		330	354,750
CONSOL Energy, Inc.:
8.25%, 4/01/20		36	38,970
5.88%, 4/15/22 (c)		802	840,095
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (c)		122	128,405
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (c)		363	382,965
Denbury Resources, Inc., 5.50%, 5/01/22		60	61,350
Diamondback Energy, Inc., 7.63%, 10/01/21 (c)		276	303,600
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (c)		108	110,430
El Paso Corp., 7.25%, 6/01/18		110	125,263
Energy Transfer Equity LP:
5.88%, 1/15/24 (c)		435	454,575
5.88%, 1/15/24		221	230,945
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		100	106,500
7.75%, 6/15/19		123	131,610
6.88%, 3/15/24 (c)		88	89,760
EXCO Resources, Inc.:
7.50%, 9/15/18		150	153,750
8.50%, 4/15/22		94	101,520
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		27	28,080
Halcon Resources Corp.:
9.75%, 7/15/20		167	182,239
8.88%, 5/15/21		414	445,050
9.25%, 2/15/22		97	105,973
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (c)		43	46,870
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (c)		185	202,113
5.00%, 12/01/24 (c)		189	189,000
Ithaca Energy, Inc., 8.13%, 7/01/19 (c)		205	205,000
IVG Finance BV, 1.75%, 3/29/17 (f)	EUR	100	110,913
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (c)	USD	110	116,050
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		152	168,340
5.50%, 2/01/22		101	104,788
Laredo Petroleum, Inc., 7.38%, 5/01/22		256	286,080
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21 (c)		110	111,650
6.63%, 12/01/21		78	79,170
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (c)		246	257,685

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
8.63%, 4/15/20	USD	234	$252,720
7.75%, 2/01/21		55	59,331
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		229	250,183
4.50%, 7/15/23		263	268,260
MEG Energy Corp.:
6.50%, 3/15/21 (c)		14	14,840
7.00%, 3/31/24 (c)		903	995,557
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		104	108,810
Memorial Resource Development Corp., 5.88%, 7/01/22 (c)		258	259,935
NGPL PipeCo LLC, 7.12%, 12/15/17 (c)		77	78,155
Northern Oil and Gas, Inc., 8.00%, 6/01/20		141	150,517
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	127,200
6.50%, 11/01/21		100	107,500
6.88%, 1/15/23		85	92,650
Offshore Group Investment Ltd., 7.50%, 11/01/19		269	284,467
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (c)		245	261,537
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	51,230
Peabody Energy Corp.:
6.00%, 11/15/18		106	110,505
6.50%, 9/15/20		161	162,207
6.25%, 11/15/21		90	89,663
7.88%, 11/01/26		225	235,687
Penn Virginia Corp., 8.50%, 5/01/20		179	200,033
Precision Drilling Corp.:
6.63%, 11/15/20		40	42,800
5.25%, 11/15/24 (c)		173	173,865
QEP Resources, Inc.:
5.38%, 10/01/22		171	176,130
5.25%, 5/01/23		171	174,847
Range Resources Corp.:
6.75%, 8/01/20		52	55,900
5.75%, 6/01/21		12	12,960
5.00%, 8/15/22		37	39,220
5.00%, 3/15/23		88	93,720
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		75	80,813
4.50%, 11/01/23		307	303,930
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (c)		46	49,910
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (c)		133	134,663
Rosetta Resources, Inc.:
5.88%, 6/01/22		105	109,725
5.88%, 6/01/24		101	105,040
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		179	186,607
5.75%, 5/15/24 (c)		699	728,707
Sabine Pass LNG LP, 7.50%, 11/30/16		285	314,925
Sanchez Energy Corp., 6.13%, 1/15/23 (c)		225	232,313
SandRidge Energy, Inc.:
8.75%, 1/15/20		183	196,725
7.50%, 3/15/21		25	27,094
7.50%, 2/15/23		80	86,800
Seven Generations Energy Ltd., 8.25%, 5/15/20 (c)		602	662,200
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (c)		86	88,150

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.:
6.63%, 2/15/19	USD	177	$187,620
6.50%, 1/01/23		28	30,310
5.00%, 1/15/24		200	199,000
Southern Star Central Corp., 5.13%, 7/15/22 (c)		235	236,763
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		137	149,330
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		90	97,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		43	45,365
Ultra Petroleum Corp., 5.75%, 12/15/18 (c)		262	275,100
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		140	151,550
Whiting Petroleum Corp.:
6.50%, 10/01/18		75	78,188
5.00%, 3/15/19		258	271,545

			20,231,181
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (c)		247	260,276
Clearwater Paper Corp., 4.50%, 2/01/23		131	127,070
Metsa Board OYJ, 4.00%, 3/13/19	EUR	100	142,703
NewPage Corp., 11.38%, 12/31/14 (a)	USD	846	—
PH Glatfelter Co., 5.38%, 10/15/20		115	119,600
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (c)		200	220,500
6.63%, 4/15/21 (c)		75	79,125
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		140	146,300

			1,095,574
Pharmaceuticals — 1.5%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(d)		75	77,250
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		111	112,943
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		88	87,340
Endo Finance LLC & Endo Finco, Inc.:
7.25%, 1/15/22 (c)		51	55,080
5.38%, 1/15/23 (c)		80	79,900
Forest Laboratories, Inc.:
4.38%, 2/01/19 (c)		222	239,496
5.00%, 12/15/21 (c)		165	180,817
Omnicare, Inc., 3.75%, 4/01/42 (f)		152	251,465
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		192	206,400
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (c)		68	75,565
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (c)		71	76,148
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		575	619,563
6.38%, 10/15/20 (c)		104	110,500
7.50%, 7/15/21 (c)		71	78,633
5.63%, 12/01/21 (c)		277	284,964
7.25%, 7/15/22 (c)		55	59,400

			2,595,464
Professional Services — 0.4%
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (c)		315	318,150
TMF Group Holding BV, 9.88%, 12/01/19	EUR	200	304,039

			622,189

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) — 0.8%
Felcor Lodging LP:
6.75%, 6/01/19	USD	95	$101,056
5.63%, 3/01/23		94	96,820
The Geo Group, Inc., 5.88%, 1/15/22		155	162,750
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (c)		92	94,990
Host Hotels & Resorts LP, 2.50%, 10/15/29 (c)(f)		60	101,588
iStar Financial, Inc.:
3.00%, 11/15/16 (f)		336	476,070
4.00%, 11/01/17		135	135,506
5.00%, 7/01/19		95	95,000
Rayonier AM Products, Inc., 5.50%, 6/01/24 (c)		32	32,560

			1,296,340
Real Estate Management & Development — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)		122	122,000
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		150	168,000
The Howard Hughes Corp., 6.88%, 10/01/21 (c)		139	148,730
Realogy Group LLC:
7.63%, 1/15/20 (c)		154	169,785
9.00%, 1/15/20 (c)		117	133,087
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (c)		456	454,860
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	143,092
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)	USD	139	141,085
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)		95	—
The Unique Pub Finance Co. PLC, 6.54%, 3/30/21	GBP	184	332,215

			1,812,854
Road & Rail — 0.6%
Florida East Coast Holdings Corp.:
6.75%, 5/01/19 (c)	USD	337	355,956
9.75%, 5/01/20 (c)		150	158,437
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (c)(d)		422	423,055
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		99	100,980

			1,038,428
Semiconductors & Semiconductor Equipment — 0.4%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		73	77,836
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (c)		350	350,875
5.75%, 2/15/21 (c)		200	210,250

			638,961
Software — 2.4%
Audatex North America, Inc., 6.00%, 6/15/21 (c)		245	261,537
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		190	195,463
Epicor Software Corp., 8.63%, 5/01/19		250	269,063
First Data Corp.:
7.38%, 6/15/19 (c)		491	527,211
8.88%, 8/15/20 (c)		140	154,875
8.25%, 1/15/21 (c)		235	257,325
11.25%, 1/15/21		10	11,675
12.63%, 1/15/21		14	17,238
10.63%, 6/15/21		243	283,095
11.75%, 8/15/21		580	688,025

Corporate Bonds	Par (000)		Value
Software (concluded)
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(d)	USD	374	$382,415
Infor US, Inc., 9.38%, 4/01/19		436	485,595
Nuance Communications, Inc., 5.38%, 8/15/20 (c)		395	408,825
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (c)		246	270,600

			4,212,942
Specialty Retail — 1.3%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	100	135,561
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD	195	216,450
CST Brands, Inc., 5.00%, 5/01/23		123	123,000
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.00%, 6/01/21 (c)		150	153,000
Guitar Center, Inc., 9.63%, 4/15/20 (c)		105	100,013
Limited Brands, Inc., 5.63%, 2/15/22		40	43,300
Michaels Stores, Inc., 7.75%, 11/01/18		99	104,693
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		528	568,920
Party City Holdings, Inc., 8.88%, 8/01/20		164	181,630
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (c)(d)		85	86,806
Penske Automotive Group, Inc., 5.75%, 10/01/22		246	258,915
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		137	145,905
5.50%, 11/01/23		131	134,930
Sonic Automotive, Inc., 5.00%, 5/15/23		42	41,265

			2,294,388
Textiles, Apparel & Luxury Goods — 0.4%
Levi Strauss & Co., 6.88%, 5/01/22		60	66,150
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	182,691
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (c)	USD	45	45,675
Springs Industries, Inc., 6.25%, 6/01/21		183	186,660
The William Carter Co., 5.25%, 8/15/21 (c)		217	226,223

			707,399
Thrifts & Mortgage Finance — 0.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.88%, 4/15/22 (c)		201	203,010
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		110	115,500

			318,510
Trading Companies & Distributors — 1.6%
Air Lease Corp., 4.50%, 1/15/16		270	282,656
Aircastle Ltd., 6.25%, 12/01/19		114	124,830
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)		225	232,875
Ashtead Capital, Inc., 6.50%, 7/15/22 (c)		528	576,840
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		109	116,357
H&E Equipment Services, Inc., 7.00%, 9/01/22		230	254,150
United Rentals North America, Inc.:
7.38%, 5/15/20		110	121,550
8.25%, 2/01/21		298	331,525
7.63%, 4/15/22		235	263,787
5.75%, 11/15/24		527	547,421

			2,851,991

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Transportation Infrastructure — 0.2%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	211	$307,702
Wireless Telecommunication Services — 4.4%
Digicel Group Ltd.:
8.25%, 9/30/20 (c)	USD	290	316,100
7.13%, 4/01/22 (c)		240	250,200
Digicel Ltd., 6.00%, 4/15/21 (c)		1,275	1,316,437
DigitalGlobe, Inc., 5.25%, 2/01/21		224	221,760
Inmarsat Finance PLC, 4.88%, 5/15/22 (c)		210	212,100
Play Finance 2 SA, 5.25%, 2/01/19	EUR	110	158,004
SBA Communications Corp., 4.88%, 7/15/22 (c)	USD	250	246,875
Sprint Capital Corp., 8.75%, 3/15/32		165	190,575
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		835	1,012,437
7.00%, 3/01/20 (c)		939	1,079,850
Sprint Corp.:
7.88%, 9/15/23 (c)		938	1,043,525
7.13%, 6/15/24 (c)		340	360,400
T-Mobile USA, Inc.:
6.63%, 4/28/21		545	589,963
6.13%, 1/15/22		38	40,328
6.73%, 4/28/22		250	269,687
6.50%, 1/15/24		272	290,700

			7,598,941
Total Corporate Bonds — 76.0%			131,600,182

Floating Rate Loan Interests (e)
Advertising — 0.2%
Affinion Group, Inc., Initial Second Lien Term Loan, 8.50%, 10/31/18		250	250,313
Aerospace & Defense — 0.4%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		765	757,440
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		115	112,377
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		121	118,210
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		21	20,381
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		166	163,048

			414,016
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.15%, 2/27/21		389	388,364
Building Products — 0.0%
The Hillman Cos., Inc., Term Loan B, 4.50%, 6/09/21		75	75,281
Capital Markets — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		144	143,546
Chemicals — 0.4%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		552	547,113
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 4.00%, 2/01/20		25	24,736

Floating Rate Loan Interests (e)	Par (000)		Value
Chemicals (concluded)
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20	USD	150	$151,249

			723,098
Commercial Services & Supplies — 0.1%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		229	228,555
Communications Equipment — 0.3%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 4.50%, 1/30/19		423	422,851
Containers & Packaging — 0.0%
Tekni-Plex, Inc., Term Loan, 4.75%, 8/10/19		54	53,868
Diversified Consumer Services — 0.0%
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		30	29,741
Electric Utilities — 1.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.):
Term Loan (Second Lien), 7.00%, 5/29/16		790	790,000
Term Loan, 4.25%, 6/19/16		210	211,275
Sandy Creek Energy Associates LP, Term Loan, 5.00%, 11/09/20		122	123,062
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 4.65%, 10/10/17		1,111	907,450
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		423	425,384
Term Loan, 3.74%, 10/10/14		52	42,693
Term Loan, 4.50%, 10/10/16		175	142,954

			2,642,818
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		110	112,544
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		60	61,256

			173,800
Health Care Equipment & Supplies — 0.1%
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		180	179,550
Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		318	319,850
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		83	79,055
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		161	159,381

			558,286
Hotels, Restaurants & Leisure — 2.6%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-6 Loan, 5.25%, 1/28/18		70	65,284
Term B-7 Loan, 8.75%, 1/28/18		1,161	1,144,514
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,619	1,628,037
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		275	276,719
ESH Hospitality, Inc., Term Loan, 4.25%, 6/24/19		105	105,832
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		321	320,485

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21	USD	308	$308,003
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19		57	57,033
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		237	238,030
Travelport LLC (FKA Travelport, Inc.):
Tranche 1 Loan, 9.50%, 1/31/16		85	87,864
Tranche 2 Loan, 4.00% (4.00% Cash or 4.38% PIK), 12/01/16 (d)		220	222,011

			4,453,812
Internet Software & Services — 0.2%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		295	295,044
Machinery — 0.6%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		129	128,639
Gates Global, Inc., Term Loan B, 3.25%, 6/11/21		840	836,984

			965,623
Media — 1.1%
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		763	771,199
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 0.00%, 7/03/14		49	—
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.80%, 1/29/16		64	63,169
Tranche C Term Loan, 3.80%, 1/29/16		35	34,455
Tranche D Term Loan, 6.90%, 1/30/19		703	699,597
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		375	378,049

			1,946,469
Metals & Mining — 0.2%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 3.73%, 6/28/19		378	378,400
Multiline Retail — 0.0%
J.C. Penney Corp., Inc., Term Loan, 5.00%, 6/04/19		75	75,188
Oil, Gas & Consumable Fuels — 0.5%
American Energy - Utica LLC:
Incremental Loan (Second Lien), 11.00%, 9/30/18		100	105,500
Loan (Second Lien), 11.00%, 9/30/18		316	341,734
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		169	166,074
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		186	187,738

			801,046
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		135	136,013
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		19	19,060
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan B, 3.75%, 5/06/21		360	360,997

Floating Rate Loan Interests (e)	Par (000)			Value
Software — 0.5%
First Data Corp., 2018 Dollar Term Loan, 4.15%, 3/23/18	USD	435		$435,544
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		334		346,607

				782,151
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		269		267,929
Trading Companies & Distributors — 0.3%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		425		425,039
Total Floating Rate Loan Interests — 10.4%				17,948,298

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (c)(e)		442		456,269

Other Interests (k)	Beneficial Interest (000)
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(l)	329,400

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.7%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (e)(m)	EUR	200		289,607
Barclays PLC, 8.00% (e)(m)		600		894,701
Citigroup, Inc., Series D, 5.35% (e)(m)	USD	110		105,531

				1,289,839
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., 5.70% (e)(m)		493		509,331
Morgan Stanley, Series H, 5.45% (e)(m)		365		371,658

				880,989
Chemicals — 0.2%
Solvay Finance SA, 4.20% (e)(m)	EUR	190		270,574
Diversified Financial Services — 1.2%
Bank of America Corp.,
Series U, 5.20% (e)(m)	USD	203		194,373
Series V, 5.13% (e)(m)		425		423,408
JPMorgan Chase & Co.,
Series Q, 5.15% (e)(m)		90		86,288
Series S, 6.75% (e)(m)		424		456,330
Series U, 6.13% (e)(m)		421		430,340
Series V, 5.00% (e)(m)		440		438,369

				2,029,108
Total Capital Trusts — 2.6%				4,470,510

Preferred Stocks		Shares
Capital Markets — 0.0%
State Street Corp., 5.90%		2,151		56,356
Consumer Finance — 0.1%
Ally Financial Inc., 8.50%		4,004		110,590

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VI, 6.25%	6,875	$166,031
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., 5.75%	274	356,474
Total Preferred Stocks — 0.4%		689,451
Trust Preferreds
Diversified Financial Services — 1.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)	57,966	1,582,472
RBS Capital Funding Trust VII, Series G, 6.08% (m)	9,177	221,166

		1,803,638
Total Trust Preferreds — 1.0%		1,803,638
Total Preferred Securities — 4.0%		6,963,599

		Value
Total Long-Term Investments (Cost — $162,568,739) — 98.5%		$170,488,710

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	6,488,152	6,488,152
Total Short-Term Securities (Cost — $6,488,152) — 3.7%		6,488,152
Total Investments (Cost — $169,056,891) — 102.2%		176,976,862
Liabilities in Excess of Other Assets — (2.2)%		(3,876,731)

Net Assets — 100.0%		$173,100,131

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted security with a current market value of $284,504 and an original cost of $280,178 which was 0.2% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Amount is less than $500.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,462,880	4,025,272	6,488,152	$636

(o)	Represents the current yield as of report date.

(p)	Common subscription receipts.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(33)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	3,221,625	$(27,491)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	418,000	USD	570,103	Bank of America N.A.	7/23/14	$2,315
EUR	135,000	USD	184,164	Deutsche Bank AG	7/23/14	707
GBP	500,000	USD	840,929	Goldman Sachs Bank USA	7/23/14	14,604
USD	219,955	CAD	242,000	Deutsche Bank AG	7/23/14	(6,696)
USD	250,603	EUR	185,000	Bank of America N.A.	7/23/14	(2,740)
USD	277,549	EUR	204,000	Barclays Bank PLC	7/23/14	(1,813)
USD	133,616	EUR	98,000	Barclays Bank PLC	7/23/14	(587)
USD	79,460	EUR	58,000	Barclays Bank PLC	7/23/14	33
USD	136,328	EUR	100,000	BNP Paribas S.A.	7/23/14	(614)
USD	2,775	EUR	2,000	BNP Paribas S.A.	7/23/14	36
USD	273,643	EUR	199,000	BNP Paribas S.A.	7/23/14	1,128
USD	10,935,100	EUR	7,910,000	BNP Paribas S.A.	7/23/14	102,980
USD	166,338	EUR	120,000	Deutsche Bank AG	7/23/14	2,008
USD	104,454	EUR	77,000	Goldman Sachs Bank USA	7/23/14	(991)
USD	669,764	EUR	483,000	Goldman Sachs Bank USA	7/23/14	8,333
USD	205,267	EUR	151,000	Toronto-Dominion Bank	7/23/14	(1,516)
USD	178,398	EUR	129,000	UBS AG	7/23/14	1,743
USD	142,826	EUR	105,000	Westpac Banking Corp.	7/23/14	(963)
USD	4,858,511	GBP	2,892,000	Barclays Bank PLC	7/23/14	(89,889)
USD	69,827	GBP	41,000	Barclays Bank PLC	7/23/14	(327)
USD	244,796	GBP	145,000	Citibank N.A.	7/23/14	(3,308)
Total						$24,443

•	OTC credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	$16,492	$6,084	$10,408
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	16,493	6,714	9,779
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	16,492	6,818	9,674
Total						$49,477	$19,616	$29,861

•	OTC credit default swaps – sold protection outstanding as of June 30, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Depreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	26	$(13,859)	$(2,440)	$(11,419)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	26	(13,859)	(2,437)	(11,422)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	26	(13,859)	(1,999)	(11,860)
Caesars Entertainment
Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	33	(12,505)	(3,972)	(8,533)
Caesars Entertainment		Goldman Sachs
Operating Co., Inc.	5.00%	International	3/20/16	CCC-	USD	194	(74,252)	(23,145)	(51,107)
Caesars Entertainment		Goldman Sachs
Operating Co., Inc.	5.00%	International	3/20/16	CCC-	USD	181	(69,144)	(27,894)	(41,250)
Caesars Entertainment		JPMorgan Chase Bank
Operating Co., Inc.	5.00%	N.A.	3/20/16	CCC-	USD	25	(9,381)	(3,418)	(5,963)
Caesars Entertainment		Goldman Sachs
Operating Co., Inc.	5.00%	International	6/20/16	CCC-	USD	298	(125,095)	(51,708)	(73,387)
Caesars Entertainment		Goldman Sachs
Operating Co., Inc.	5.00%	International	6/20/16	CCC-	USD	230	(96,565)	(39,366)	(57,199)
Caesars Entertainment		Goldman Sachs
Operating Co., Inc.	5.00%	International	6/20/16	CCC-	USD	120	(50,192)	(21,127)	(29,065)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows: (concluded)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Depreciation
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	342	$(156,748)	$(57,294)	$(99,454)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	585	(296,696)	(197,599)	(99,097)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	127	(64,205)	(30,275)	(33,930)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	110	(55,803)	(23,318)	(32,485)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	74	(37,363)	(16,638)	(20,725)
Total							$(1,089,526)	$(502,630)	$(586,896)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,782,495	$1,676,901	$1,731,566	$13,190,962
Corporate Bonds	—	130,839,377	760,805	131,600,182
Floating Rate Loan Interests.	—	15,533,227	2,415,071	17,948,298
Non-Agency Mortgage-Backed Securities	—	456,269	—	456,269
Other Interests	—	—	329,400	329,400
Preferred Securities.	2,136,615	4,826,984	—	6,963,599
Short-Term Securities.	6,488,152	—	—	6,488,152
Unfunded Loan Commitments	—	—	2,810	2,810
Total	$18,407,262	$153,332,758	$5,239,652	$176,979,672

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts.	—	$29,861	—	$29,861
Foreign currency exchange contracts	—	133,887	—	133,887
Liabilities:
Credit contracts	—	(586,896)	—	(586,896)
Equity contracts	$(27,491)	—	—	(27,491)
Foreign currency exchange contracts	—	(109,444)	—	(109,444)
Total	$(27,491)	$(532,592)	—	$(560,083)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$109,305	—	—	$109,305
Foreign currency at value	418,847	—	—	418,847
Cash pledged for financial futures contracts	150,000	—	—	150,000
Total	$678,152	—	—	$678,152

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Unfunded Loan Commitments	Total
Assets:
Opening Balance, as of December 31, 2013	$1,818,714	$1,233,098	$1,339,129	$444,504	$310,275	—	$5,145,720
Transfers into Level 3	—	—	163,975	—	—	—	163,975
Transfers out of Level 3	(49,309)	(456,125)	(145,906)	(444,504)	—	—	(1,095,844)
Accrued discounts/premiums	—	—	2,742	—	—	—	2,742
Net realized gain (loss)	30,954	(750,000)	37,003	—	—	—	(682,043)
Net change in unrealized appreciation/depreciation[1,2]	157,852	759,499	(4,279)	—	19,125	$2,810	935,007
Purchases	—	—	1,712,312	—	—	—	1,712,312
Sales	(226,645)	(25,667)	(689,905)	—	—	—	(942,217)
Closing Balance, as of June 30, 2014	$1,731,566	$760,805	$2,415,071	—	$329,400	$2,810	$5,239,652

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[2]	$157,852	$9,500	$31,713	—	$19,125	$2,810	$221,000

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $162,568,739)	$170,488,710
Investments at value — affiliated (cost — $6,488,152)	6,488,152
Cash	109,305
Foreign currency at value (cost — $416,767)	418,847
Cash pledged for financial futures contracts	150,000
Interest receivable	2,186,416
Investments sold receivable	2,931,251
Capital shares sold receivable	711,798
Unrealized appreciation on forward foreign currency exchange contracts	133,887
Dividends receivable — unaffiliated	30,063
Unrealized appreciation on OTC swaps	29,861
Receivable from Manager	20,050
Swap premiums paid	19,616
Unrealized appreciation on unfunded loan commitments	2,810
Dividends receivable — affiliated	126
Prepaid expenses	583
Other assets	366,600

Total assets	184,088,075

Liabilities
Investments purchased payable	8,748,973
Income dividends payable	689,698
Swap premiums received	502,630
Unrealized depreciation on OTC swaps	586,896
Capital shares redeemed payable	170,714
Unrealized depreciation on forward foreign currency exchange contracts	109,444
Investment advisory fees payable	75,424
Distribution fees payable	4,021
Officer’s and Directors’ fees payable	2,654
Variation margin payable on financial futures contracts	825
Other affiliates payable	332
Other accrued expenses payable	96,333

Total liabilities	10,987,944

Net Assets	$173,100,131

Net Assets Consist of
Paid-in capital	$188,991,557
Distributions in excess of net investment income	(427,488)
Accumulated net realized loss	(22,814,822)
Net unrealized appreciation/depreciation	7,350,884

Net Assets	$173,100,131

Net Asset Value
Class I — Based on net assets of $150,455,047 and 19,114,487 shares outstanding, 200 million shares authorized, $0.10 par value	$7.87

Class III — Based on net assets of $22,645,084 and 2,878,672 shares outstanding, 100 million shares authorized, $0.10 par value	$7.87

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock High Yield V.I. Fund

Investment Income
Interest	$4,852,754
Dividends — unaffiliated	158,461
Dividends — affiliated	636
Foreign taxes withheld	(5,305)

Total income	5,006,546

Expenses
Investment advisory	452,435
Transfer agent	2,459
Transfer agent — Class I	141,388
Transfer agent — Class III	11,452
Professional	30,267
Distribution — Class III	22,228
Accounting services	18,055
Custodian	13,988
Officer and Directors	2,233
Printing	1,125
Registration	320
Miscellaneous	17,404

Total expenses	713,354
Less fees waived by Manager	(1,435)
Less transfer agent fees reimbursed — Class I	(95,982)
Less transfer agent fees reimbursed — Class III	(7,286)

Total expenses after fees waived and reimbursed	608,651

Net investment income	4,397,895

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,378,188
Financial futures contracts	(442,076)
Swaps	70,075
Foreign currency transactions	(291,273)

1,714,914

Net change in unrealized appreciation/depreciation on:
Investments	2,495,077
Financial futures contracts	38,813
Swaps	(239,244)
Unfunded loan commitments	2,810
Foreign currency translations	259,742

2,557,198

Total realized and unrealized gain	4,272,112

Net Increase in Net Assets Resulting from Operations	$8,670,007

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,397,895	$8,725,433
Net realized gain	1,714,914	5,618,423
Net change in unrealized appreciation/depreciation	2,557,198	13,437

Net increase in net assets resulting from operations	8,670,007	14,357,293

Dividends to Shareholders From
Net investment income:
Class I	(3,985,545)	(8,426,951)[1]
Class III	(451,150)	(679,073)[1]

Decrease in net assets resulting from dividends to shareholders	(4,436,695)	(9,106,024)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(390,542)	6,789,886

Net Assets
Total increase in net assets	3,842,770	12,041,155
Beginning of period	169,257,361	157,216,206

End of period	$173,100,131	$169,257,361

Distributions in excess of net investment income, end of period	$(427,488)	$(388,688)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I						Class III
	Six Months Ended June 30, 2014 (Unaudited)						Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Period February 15, 2012[1] to December 31, 2012

		Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.67	$7.44	$6.87	$7.13	$6.68	$4.64	$7.67	$7.44	$7.12

Net investment income[2]	0.20	0.43	0.48	0.50	0.53	0.54	0.19	0.40	0.38
Net realized and unrealized gain (loss)	0.20	0.24	0.56	(0.27)	0.44	2.03	0.21	0.25	0.34

Net increase from investment operations	0.40	0.67	1.04	0.23	0.97	2.57	0.40	0.65	0.72

Dividends from net investment income	(0.20)	(0.44)[3]	(0.47)[3]	(0.49)[3]	(0.52)[3]	(0.53)[3]	(0.20)	(0.42)[3]	(0.40)

Net asset value, end of period	$7.87	$7.67	$7.44	$6.87	$7.13	$6.68	$7.87	$7.67	$7.44

Total Investment Return[4]
Based on net asset value	5.34%[5]	9.33%	15.65%	3.33%	15.34%	58.00%	5.22%[5]	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses	0.83%[6]	0.85%	0.86%	0.68%	0.71%	0.73%	1.02%[6]	1.07%	1.29%[6]

Total expenses after fees waived and/or reimbursed	0.70%[6]	0.73%	0.77%	0.67%	0.71%	0.73%	0.94%[6]	0.96%	1.19%[6]

Net investment income	5.28%[6]	5.65%	6.65%	6.98%	7.83%	9.45%	5.03%[6]	5.23%	6.74%[6]

Supplemental Data
Net assets, end of period (000)	$150,455	$150,691	$142,392	$134,486	$134,323	$124,107	$22,645	$18,567	$14,824

Portfolio turnover	42%	101%	88%	82%	102%	107%	42%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on February 15, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	23

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded loan commitments and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of June 30, 2014, the Fund had outstanding bridge loan commitments of $1,111,114. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of June 30, 2014, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Loan Commitments	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan	325,556	328,366	2,810

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$133,887	$109,444
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	49,477	1,089,526
Equity contracts	Net unrealized appreciation/depreciation[1]	—	27,491
Total		$183,364	$1,226,461

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$ (421,947)	$ 300,868
Credit contracts:
Swaps	70,075	(239,244)
Equity contracts:
Financial futures contracts	(442,076)	38,813

Total	$ (793,948)	$ 100,437

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	42
Average notional value of contracts sold	$3,941,438
Forward foreign currency exchange contracts:
Average number of contracts — USD purchased	17
Average number of contracts — USD sold	2
Average U.S. dollar amounts purchased	$17,508,986
Average U.S. dollar amounts sold	$822,045
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	19
Average notional value - buy protection	$78,000
Average notional value - sell protection	$2,702,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$825
Forward foreign currency exchange contracts	$133,887	109,444
Swaps - OTC[1]	49,477	1,089,526

Total derivative assets and liabilities in the Statement of Assets and Liabilities	183,364	1,199,795

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(825)

Total derivative assets and liabilities subject to an MNA	$183,364	$1,198,970

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

	Derivative Assets	Derivatives	Non-cash	Cash	Net Amount of
	Subject to an MNA by	Available	Collateral	Collateral	Derivative
Counterparty	Counterparty	for Offset[1]	Received	Received	Assets[2]
Bank of America N.A.	$ 2,315	$(2,315)	—	—	—
Barclays Bank PLC	33	(33)	—	—	—
BNP Paribas S.A.	104,144	(614)	—	—	$103,530
Deutsche Bank AG	52,192	(48,273)	—	—	3,919
Goldman Sachs Bank USA	22,937	(991)	—	—	21,946
UBS AG	1,743	—	—	—	1,743

Total	$ 183,364	$(52,226)	—	—	$131,138

	Derivative Liabilities	Derivatives	Non-cash	Cash	Net Amount of
	Subject to an MNA by	Available	Collateral	Collateral	Derivative
Counterparty	Counterparty	for Offset[1]	Pledged	Pledged	Liabilities[3]
Bank of America N.A.	$ 2,740	$(2,315)	—	—	$425
Barclays Bank PLC	389,312	(33)	—	—	389,279
BNP Paribas S.A.	614	(614)	—	—	—
Citibank N.A.	15,813	—	—	—	15,813
Deutsche Bank AG	48,273	(48,273)	—	—	—
Goldman Sachs Bank USA	991	(991)	—	—	—
Goldman Sachs International	729,367	—	$(721,941)	—	7,426
JPMorgan Chase Bank N.A.	9,381	—	—	—	9,381
Toronto-Dominion Bank	1,516	—	—	—	1,516
Westpac Banking Corp	963	—	—	—	963

Total	$1,198,970	$(52,226)	$(721,941)	—	$424,803

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.55%
$250 Million - $500 Million	0.50%
$500 Million - $750 Million	0.45%
Greater than $750 Million	0.40%

For the six months ended June 30, 2014, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $314,227,529.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $686 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common offices, or common directors. For the six months ended June 30, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $70,163.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $70,467,722 and $78,732,276, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$4,347,980
2016	9,129,091
2017	11,211,061

Total	$24,688,132

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$169,609,536

Gross unrealized appreciation	$9,629,563
Gross unrealized depreciation	(2,262,237)

Net unrealized appreciation	$7,367,326

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	31

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	402,957	$3,147,354	2,394,778	$17,991,762
Shares issued in reinvestment of dividends	523,822	4,064,268	1,109,756	8,356,704
Shares redeemed	(1,453,300)	(11,309,860)	(3,012,167)	(22,736,336)

Net increase (decrease)	(526,521)	$(4,098,238)	492,367	$3,612,130

Class III
Shares sold	2,732,685	$21,226,518	3,278,447	$24,647,111
Shares issued in reinvestment of dividends	58,622	454,284	87,488	660,556
Shares redeemed	(2,334,307)	(17,973,106)	(2,937,241)	(22,129,911)

Net increase	457,000	$3,707,696	428,694	$3,177,756

Total Net Increase (Decrease)	(69,521)	$(390,542)	921,061	$6,789,886

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index (ACWI) ex-U.S.

What factors influenced performance?

•

The Fund’s underperformance during the period was attributable to stock selection in the financials and information technology (“IT”) sectors. The Fund’s overweight exposure to consumer discretionary stocks also hurt performance as the sector weakened during the period. From an individual security perspective, the most significant detractors from performance were Russian stocks: internet search software company Yandex NV (IT) and Sberbank (financials). Both of these names suffered as the Russian stock market sold off in reaction to rising uncertainty around military actions in Ukraine.

•

Conversely, stock selection in the health care and consumer staples sectors contributed positively to performance. The Fund’s overweight exposure to health care also proved beneficial as the sector performed strongly. At the individual stock level, the top three performers were pharmaceutical companies Novo Nordisk A/S (Denmark), Shire PLC (Ireland) and AstraZenenca PLC (United Kingdom), the latter two benefiting from speculation around merger and acquisition activity during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s most significant trading activity was related to a modest shift away from defensive, high quality names that had recently generated strong performance, leaving limited room for further upside price movement. Notably, the Fund reduced positions in brewing company Anheuser-Busch InBev NV (Belgium) and Imperial Tobacco Group PLC (United Kingdom) and sold the global pharmaceutical company Sanofi (France). Purchases during the period were focused on the goal of increasing the Fund’s cyclical exposure. The Fund initiated positions in energy company Royal Dutch Shell PLC (Netherlands), logistics company Deutsche Post AG (Germany) and media company Discovery Communications, Inc. (United States), and added to existing positions in media company ITV PLC (United Kingdom) and casino company Sands China Ltd. (Hong Kong).

Describe portfolio positioning at period end.

•

As of period end, the Fund’s positioning reflects a reduced defensive, quality bias in favor of cyclical value opportunities. Relative to the MSCI ACWI ex-US, the Fund was overweight in the consumer discretionary, consumer staples and health care sectors and underweight in financials, IT, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	20%
Japan	19
Switzerland	9
Netherlands	7
France	6
Denmark	4
Mexico	3
Germany	3
United States	3
Ireland	3
Hong Kong	3
Belgium	3
Canada	3
Israel	2
Russia	2
Italy	2
India	2
Austria	2
Other[1]	4
[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	2.58%	20.70%	10.13%	6.20%
MSCI All Country World Index ex-U.S.	5.56	21.75	11.11	7.75

[4]

Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,025.80	$4.87	$1,000.00	$1,019.98	$4.86	0.97%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 1.5%
Erste Group Bank AG	66,852	$2,161,517
Belgium — 2.6%
Anheuser-Busch InBev NV	32,494	3,733,572
Brazil — 1.1%
BRF SA	63,700	1,545,579
Canada — 2.5%
Rogers Communications, Inc., B Shares	89,350	3,595,604
Denmark — 3.7%
Novo Nordisk A/S, Class B	116,747	5,388,220
Finland — 1.2%
Nokia OYJ	232,361	1,758,221
France — 6.1%
BNP Paribas SA	44,792	3,044,010
Schneider Electric SE	28,366	2,674,727
Société Générale SA	60,325	3,163,604

		8,882,341
Germany — 3.2%
Deutsche Post AG	128,578	4,641,012
Hong Kong — 2.6%
Sands China Ltd.	509,600	3,846,302
India — 1.5%
Tata Motors Ltd.	302,536	2,177,417
Ireland — 2.9%
Shire PLC	52,796	4,141,459
Israel — 2.4%
Teva Pharmaceutical Industries Ltd. — ADR	66,006	3,460,034
Italy — 1.5%
UniCredit SpA	267,654	2,237,955
Japan — 18.7%
Honda Motor Co. Ltd.	103,400	3,608,119
Japan Tobacco, Inc.	89,500	3,263,359
Makita Corp.	70,800	4,375,720
Mitsubishi Electric Corp.	233,000	2,878,188
Mitsubishi UFJ Financial Group, Inc.	767,600	4,712,079
THK Co. Ltd.	69,000	1,626,711
Tokio Marine Holdings, Inc.	111,500	3,669,883
Yamaha Motor Co. Ltd.	179,300	3,087,618

		27,221,677
Luxembourg — 1.4%
ArcelorMittal	140,781	2,098,786
Mexico — 3.2%
Grupo Televisa SAB — ADR	137,452	4,715,978
Netherlands — 6.3%
ING Groep NV CVA (a)	161,455	2,265,616
Royal Dutch Shell PLC, Class A	167,564	6,924,168

		9,189,784
Russia — 2.0%
Sberbank — ADR	283,063	2,860,161

Common Stocks	Shares	Value
South Korea — 1.5%
POSCO	7,160	$2,139,590
Switzerland — 8.3%
Cie Financiere Richemont SA, Registered Shares	39,076	4,094,746
Credit Suisse Group AG, Registered Shares	101,714	2,892,693
Roche Holding AG	17,190	5,121,879

		12,109,318
United Kingdom — 19.7%
AstraZeneca PLC	79,126	5,886,759
BG Group PLC	150,394	3,173,504
Imperial Tobacco Group PLC	97,126	4,369,488
ITV PLC	1,520,314	4,633,060
Liberty Global PLC, Series A (a)	65,044	2,876,246
Liberty Global PLC, Series C (a)	54,256	2,295,571
Rio Tinto PLC	57,906	3,126,576
SABMiller PLC	40,981	2,375,042

		28,736,246
United States — 2.9%
Discovery Communications, Inc., Class A (a)	56,248	4,178,101
Total Long-Term Investments (Cost — $122,738,728) — 96.8%		140,818,874

Short-Term Securities
Money Market Funds — 3.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	4,466,472	4,466,472

Time Deposits	Par (000)
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	HKD	329	42,476
Japan — 0.1%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	JPY	10,869	107,291
United Kingdom — 0.7%
Wells Fargo Securities, LLC, 0.04%, 7/01/14	GBP	648	1,108,651
Total Time Deposits — 0.8%			1,258,418
Total Short-Term Securities (Cost — $5,724,890) — 3.9%			5,724,890
Total Investments (Cost — $128,463,618) — 100.7%			146,543,764
Liabilities in Excess of Other Assets — (0.7)%			(995,267)

Net Assets — 100.0%			$145,548,497

Portfolio Abbreviations

ADR	American Depositary Receipts	JPY	Japanese Yen
GBP	British Pound	USD	U.S. Dollar
HKD	Hong Kong Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,560,245	2,906,227	4,466,472	$559
BlackRock Liquidity Series, LLC, Money Market Series	$1,792,500	$(1,792,500)	—	$2,512

(c)	Represents the current yield as of report date.

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	7,172,257	GBP	4,252,000	JPMorgan Chase Bank N.A.	8/14/14	$(101,899)
USD	8,834,103	JPY	902,055,000	Deutsche Bank AG	9/04/14	(74,582)
Total						$(176,481)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock International V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Austria	—	$2,161,517	—	$2,161,517
Belgium	—	3,733,572	—	3,733,572
Brazil	$1,545,579	—	—	1,545,579
Canada	3,595,604	—	—	3,595,604
Denmark	—	5,388,220	—	5,388,220
Finland	—	1,758,221	—	1,758,221
France	—	8,882,341	—	8,882,341
Germany	—	4,641,012	—	4,641,012
Hong Kong	—	3,846,302	—	3,846,302
India	—	2,177,417	—	2,177,417
Ireland	—	4,141,459	—	4,141,459
Israel	3,460,034	—	—	3,460,034
Italy	—	2,237,955	—	2,237,955
Japan	—	27,221,677	—	27,221,677
Luxembourg	—	2,098,786	—	2,098,786
Mexico	4,715,978	—	—	4,715,978
Netherlands	—	9,189,784	—	9,189,784
Russia	2,860,161	—	—	2,860,161
South Korea	—	2,139,590	—	2,139,590
Switzerland	—	12,109,318	—	12,109,318
United Kingdom	5,171,817	23,564,429	—	28,736,246
United States	4,178,101	—	—	4,178,101
Short-Term Securities:
Money Market Funds	4,466,472	—	—	4,466,472
Time Deposits	—	1,258,418	—	1,258,418
Total	$29,993,746	$116,550,018	—	$146,543,764

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(176,481)	—	$(176,481)

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, foreign currency at value of $57,431 is categorized as Level 1 within the disclosure hierarchy.

As of December 31, 2013, the Fund used other observable inputs in determining the value of certain equity securities. As of June 30, 2014, the Fund valued the same securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $3,571,267 transferred from Level 2 to Level 1 in the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (cost — $123,997,146)	$142,077,292
Investments at value — affiliated (cost — $4,466,472)	4,466,472
Foreign currency at value (cost — $49,337)	57,431
Capital shares sold receivable	323
Dividends receivable — unaffiliated	643,687
Receivable from Manager	15,147
Dividends receivable — affiliated	72
Securities lending income receivable — affiliated	31
Prepaid expenses	565

Total assets	147,261,020

Liabilities
Investments purchased payable	1,108,680
Unrealized depreciation on forward foreign currency exchange contracts	176,481
Capital shares redeemed payable	155,755
Investment advisory fees payable	89,325
Foreign taxes payable	69,848
Officer’s and Directors’ fees payable	2,723
Other affiliates payable	327
Other accrued expenses payable	109,384

Total liabilities	1,712,523

Net Assets	$145,548,497

Net Assets Consist of
Paid-in capital	$157,813,117
Undistributed net investment income	1,528,867
Accumulated net realized loss	(31,708,094)
Net unrealized appreciation/depreciation	17,914,607

Net Assets	$145,548,497

Net Asset Value
Class I — Based on net assets of $145,548,497 and 13,050,446 shares outstanding, 100 million shares authorized, $0.10 par value	$11.15

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$2,424,283
Securities lending — affiliated — net	2,512
Dividends — affiliated	559
Foreign taxes withheld	(208,948)

Total income	2,218,406

Expenses
Investment advisory	536,023
Transfer agent	146,669
Custodian	29,630
Professional	29,526
Accounting services	21,423
Officer and Directors	5,993
Printing	1,028
Miscellaneous	7,890

Total expenses	778,182
Less fees waived by Manager	(1,311)
Less transfer agent fees reimbursed	(86,750)

Total expenses after fees waived and reimbursed	690,121

Net investment income	1,528,285

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments (net of $69,848 foreign capital gain tax)	6,186,930
Foreign currency transactions	130,370

6,317,300

Net change in unrealized appreciation/depreciation on:
Investments	(4,105,481)
Foreign currency translations	(175,885)

(4,281,366)

Total realized and unrealized gain	2,035,934

Net Increase in Net Assets Resulting from Operations	$3,564,219

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statement of Changes in Net Assets	BlackRock International V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,528,285	$2,709,886
Net realized gain	6,317,300	20,608,007
Net change in unrealized appreciation/depreciation	(4,281,366)	5,858,062

Net increase in net assets resulting from operations	3,564,219	29,175,955

Dividends to Shareholders From
Net investment income	—	(3,031,375)[1]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,329,964)	(9,138,524)

Net Assets
Total increase in net assets	(4,765,745)	17,006,056
Beginning of period	150,314,242	133,308,186

End of period	$145,548,497	$150,314,242

Undistributed net investment income, end of period	$1,528,867	$582

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.87	$9.04	$8.00	$9.55	$9.06	$7.11

Net investment income[1]	0.11	0.19	0.16	0.19	0.14	0.16
Net realized and unrealized gain (loss)	0.17	1.86	1.04	(1.50)	0.45	1.97

Net increase (decrease) from investment operations	0.28	2.05	1.20	(1.31)	0.59	2.13

Dividends from net investment income	—	(0.22)[2]	(0.16)[2]	(0.24)[2]	(0.10)[2]	(0.18)[2]

Net asset value, end of period	$11.15	$10.87	$9.04	$8.00	$9.55	$9.06

Total Investment Return[3]
Based on net asset value	2.58%[4]	22.75%	15.08%	(13.71)%	6.57%	29.97%

Ratios to Average Net Assets
Total expenses	1.09%[5]	1.08%	1.05%	0.89%	0.89%	0.92%

Total expenses after fees waived and reimbursed	0.97%[5]	0.97%	0.96%	0.88%	0.89%	0.91%

Net investment income	2.14%[5]	1.92%	1.84%	2.08%	1.61%	2.01%

Supplemental Data
Net assets, end of period (000)	$145,548	$150,314	$133,308	$134,471	$174,679	$184,713

Portfolio turnover	59%	121%	106%	153%	119%	199%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Notes to Financial Statements (Unaudited)	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Liabilities
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(176,481)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$73,100	$(176,481)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	2
Average number of contracts - USD sold	1	[1]
Average U.S. dollar amounts purchased	$12,454,256
Average U.S. dollar amounts sold	$8,829,019	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	$176,481

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	176,481

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	$176,481

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Deutsche Bank AG	$74,582	—	—	—	$74,582
JPMorgan Chase Bank N.A.	101,899	—	—	—	101,899

Total	$176,481	—	—	—	$176,481

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $734 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of net assets is 1.25% for Class I. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $9,542 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $82,632,195 and $92,549,675, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$11,880,611
2017	26,038,359

Total	$37,918,970

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$128,569,460

Gross unrealized appreciation	$20,003,416
Gross unrealized depreciation	(2,029,112)

Net unrealized appreciation	$17,974,304

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from the counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	17%
Media	13%
Banks	13%
Oil, Gas & Consumerable Fuels	7%
Automobiles	6%
Tobacco	6%
Metals & Mining	5%
Other[1]	33%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	92,148	$986,465	944,489	$9,308,373
Shares issued in reinvestment of dividends	—	—	284,079	3,031,375
Shares redeemed	(868,647)	(9,316,429)	(2,151,676)	(21,478,272)

Net decrease	(776,499)	$(8,329,964)	(923,108)	$(9,138,524)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital and risk adjusted returns.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	50%
Fixed Income Funds	41
Short-Term Securities	9

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,032.00	$3.78	$1,000.00	$1,021.08	$3.76	0.75%
Class III	$1,000.00	$1,032.00	$5.04	$1,000.00	$1,019.84	$5.01	1.00%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from April 30, 2014, the commencement of operations, to June 30, 2014).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown above (which is based on a hypothetical investment of $1,000 invested on commencement of operations and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 51.7%
iShares International Developed Real Estate ETF	4,238	$136,167
iShares MSCI All Country World Minimum Volatility ETF	3,254	217,354
iShares U.S. Real Estate ETF	1,700	122,043

		475,564

Fixed Income Funds — 41.9%
iShares JPMorgan USD Emerging Markets Bond ETF	1,867	215,209

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (concluded)
iShares U.S. Preferred Stock ETF	4,272	$170,496

		385,705

Short-Term Securities — 9.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	89,990	89,990
Total Affiliated Investment Companies (Cost — $937,332) — 103.4%		951,259
Liabilities in Excess of Other Assets — (3.4)%		(31,179)

Net Assets — 100.0%		$920,080

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	89,990	[1]	—	89,990	$89,990	$5	—
iShares International Developed Real Estate ETF	5,119		881	4,238	$136,167	$1,756	$146
iShares JPMorgan USD Emerging Markets Bond ETF	2,198		331	1,867	$215,209	$996	$(54)
iShares MSCI All Country World Minimum Volatility ETF	3,912		658	3,254	$217,354	$2,271	$(43)
iShares U.S. Preferred Stock ETF	5,063		791	4,272	$170,496	$1,037	$(47)
iShares U.S. Real Estate ETF	2,041		341	1,700	$122,043	$908	$(151)

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$951,259	—	—	$951,259

Portfolio Abbreviation
ETF Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (cost — $937,332)	$951,259
Capital shares sold receivable	48,726
Deferred offering costs	13,092
Receivable from Manager	7,209
Dividends receivable — affiliated	4,047

Total assets	1,024,333

Liabilities
Investments purchased payable	92,393
Professional fees payable	9,932
Officer’s and Directors’ fees payable	173
Distribution fees payable	2
Other accrued expenses payable	1,753

Total liabilities	104,253

Net Assets	$920,080

Net Assets Consist of
Paid-in capital	$900,143
Undistributed net investment income	6,159
Accumulated net realized loss	(149)
Net unrealized appreciation/depreciation	13,927

Net Assets	$920,080

Net Asset Value
Class I — Based on net assets of $909,760 and 88,121 shares outstanding, 100 million shares authorized, $0.10 par value	$10.32

Class III — Based on net assets of $10,320 and 1,000 shares outstanding, 100 million shares authorized, $0.10 par value	$10.32

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Period April 30, 2014[1] to June 30, 2014 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$6,973

Expenses
Organization and offering	26,000
Professional	9,932
Accounting services	1,277
Printing	315
Investment advisory	271
Custodian	192
Officer and Directors	173
Transfer agent	25
Distribution — Class III	4
Registration	3
Miscellaneous	123

Total expenses	38,315
Less fees waived by Manager	(271)
Less expenses reimbursed by Manager	(37,230)

Total expenses after fees waived and reimbursed	814

Net investment income	6,159

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(149)
Net change in unrealized appreciation/depreciation on investments	13,927

Total realized and unrealized gain	13,778

Net Increase in Net Assets Resulting from Operations	$19,937

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Statement of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to June 30, 2014 (Unaudited)

Operations
Net investment income	$6,159
Net realized loss	(149)
Net change in unrealized appreciation/depreciation	13,927

Net increase in net assets resulting from operations	19,937

Capital Share Transactions
Net increase in net assets derived from capital share transactions	900,143

Net Assets
Total increase in net assets	920,080
Beginning of period	—

End of period	$920,080

Undistributed net investment income, end of period	$6,159

[1]	Commencement of operations.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Period April 30, 2014[1] to June 30, 2014 (Unaudited)
	Class I	Class III
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.10	0.09
Net realized and unrealized gain	0.22	0.23

Net increase from investment operations	0.32	0.32

Net asset value, end of period	$10.32	$10.32

Total Investment Return[3,4]
Based on net asset value	3.20%	3.20%

Ratios to Average Net Assets[5,6]
Total expenses[7]	18.05%	16.85%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	5.68%	4.96%

Supplemental Data
Net assets, end of period (000)	$910	$10

Portfolio turnover	23%	23%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.44%.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 35.38% and 29.89%, respectively.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Notes to Financial Statements (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock. The Manager reimbursed the Fund $22,500, which is shown as expenses reimbursed by Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived was $7.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rates of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amount waived or reimbursed are included in fees waived by Manager and shown as expenses reimbursed by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived or reimbursed was $14,994.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Notes to Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On June 30, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement is $14,994 expiring December 31, 2016.

4. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2014, were $1,011,965 and $164,475, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$937,332

Gross unrealized appreciation	$13,927
Gross unrealized depreciation	—

Net unrealized appreciation	$13,927

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to June 30, 2014
	Shares	Amount
Class I
Shares sold	103,645	$1,047,539
Shares redeemed	(15,524)	(157,396)

Net increase	88,121	$890,143

Class III
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Total Net Increase	89,121	$900,143

[1]	Commencement of operations.

At June 30, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	51%
Fixed Income Funds	41
Short-Term Securities	8

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,027.00	$3.77	$1,000.00	$1,021.08	$3.76	0.75%
Class III	$1,000.00	$1,026.00	$5.02	$1,000.00	$1,019.84	$5.01	1.00%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from April 30, 2014, the commencement of operations, to June 30, 2014).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown above (which is based on a hypothetical investment of $1,000 invested on the commencement of operations and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 54.1%
iShares Core MSCI Emerging Markets ETF	2,508	$129,664
iShares International Developed Real Estate ETF	633	20,338
iShares International Select Dividend ETF	1,620	64,622
iShares Micro-Cap ETF	153	11,646
iShares MSCI All Country World Minimum Volatility ETF	485	32,396
iShares MSCI Canada ETF	363	11,692
iShares MSCI EAFE ETF	975	66,661
iShares MSCI EAFE Small-Cap ETF	217	11,484
iShares MSCI Frontier 100 ETF	356	12,841
iShares Russell 1000 ETF	1,454	160,100
iShares Russell 2000 ETF	1,376	163,482
iShares S&P 100 ETF	135	11,681
iShares U.S. Real Estate ETF	259	18,594

		715,201

Fixed Income Funds — 43.5%
iShares Agency Bond ETF	676	76,165
iShares CMBS ETF	90	4,654

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (concluded)
iShares Core U.S. Credit Bond ETF	615	$68,536
iShares Core U.S. Treasury Bond ETF	4,181	103,647
iShares Floating Rate Bond ETF	1,528	77,622
iShares iBoxx $ High Yield Corporate Bond ETF	813	77,398
iShares JPMorgan USD Emerging Markets Bond ETF	279	32,160
iShares MBS ETF	955	103,350
iShares TIPS Bond ETF	40	4,614
iShares U.S. Preferred Stock ETF	649	25,902

		574,048

Short-Term Securities — 9.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	119,820	119,820
Total Affiliated Investment Companies (Cost — $1,392,591) — 106.7%		1,409,069
Liabilities in Excess of Other Assets — (6.7)%		(87,886)

Net Assets — 100.0%		$1,321,183

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	119,820	[1]	—	119,820	$119,820	$4	—
iShares Agency Bond ETF	696		20	676	$76,165	$85	—
iShares CMBS ETF	90		—	90	$4,654	$7	—
iShares Core MSCI Emerging Markets ETF	2,542		34	2,508	$129,664	$1,000	$(3)
iShares Core U.S. Credit Bond ETF	635		20	615	$68,536	$181	$(2)
iShares Core U.S. Treasury Bond ETF	4,248		67	4,181	$103,647	$97	$(10)
iShares Floating Rate Bond ETF	1,534		6	1,528	$77,622	$28	$(1)
iShares iBoxx $ High Yield Corporate Bond ETF	817		4	813	$77,398	$336	$(1)
iShares International Developed Real Estate ETF	633		—	633	$20,338	$267	—
iShares International Select Dividend ETF	1,627		7	1,620	$64,622	$1,223	$1
iShares JPMorgan USD Emerging Markets Bond ETF	279		—	279	$32,160	$106	—
iShares MBS ETF	959		4	955	$103,350	$133	$(1)
iShares Micro-Cap ETF	153		—	153	$11,646	—	—
iShares MSCI All Country World Minimum Volatility ETF	485		—	485	$32,396	$360	—
iShares MSCI Canada ETF	363		—	363	$11,692	$85	—
iShares MSCI EAFE ETF	979		4	975	$66,661	$1,442	$1
iShares MSCI EAFE Small-Cap ETF	217		—	217	$11,484	$126	—
iShares MSCI Frontier 100 ETF	356		—	356	$12,841	$253	—
iShares Russell 1000 ETF	1,490		36	1,454	$160,100	—	$(14)
iShares Russell 2000 ETF	1,382		6	1,376	$163,482	—	$(6)
iShares S&P 100 ETF	135		—	135	$11,681	$42	—
iShares TIPS Bond ETF	40		—	40	$4,614	$15	—
iShares U.S. Preferred Stock ETF	649		—	649	$25,902	$112	—
iShares U.S. Real Estate ETF	259		—	259	$18,594	$138	—
[1] Represents net shares purchased.

(b)	Represents the current yield as of report date.

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,409,069	—	—	$1,409,069

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (cost — $1,392,591)	$1,409,069
Capital shares sold receivable	20,304
Deferred offering costs	13,092
Receivable from Manager	7,014
Dividends receivable — affiliated	4,761

Total assets	1,454,240

Liabilities
Investments purchased payable	121,188
Professional fees payable	9,931
Officer’s and Directors’ fees payable	173
Capital shares redeemed payable	10
Distribution fees payable	2
Other accrued expenses payable	1,753

Total liabilities	133,057

Net Assets	$1,321,183

Net Assets Consist of
Paid-in capital	$1,299,733
Undistributed net investment income	5,008
Accumulated net realized loss	(36)
Net unrealized appreciation/depreciation	16,478

Net Assets	$1,321,183

Net Asset Value
Class I — Based on net assets of $1,310,919 and 127,676 shares outstanding, 100 million shares authorized, $0.10 par value	$10.27

Class III — Based on net assets of $10,264 and 1,000 shares outstanding, 100 million shares authorized, $0.10 par value	$10.26

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Statement of Operations

Period April 30, 2014[1] to June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$6,040

Expenses
Organization and offering	26,000
Professional	9,931
Accounting services	1,277
Printing	315
Investment advisory	207
Custodian	192
Officer and Directors	173
Transfer agent	25
Distribution — Class III	4
Registration	3
Miscellaneous	123

Total expenses	38,250
Less fees waived by Manager	(207)
Less expenses reimbursed by Manager	(37,011)

Total expenses after fees waived and reimbursed	1,032

Net investment income	5,008

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(36)
Net change in unrealized appreciation/depreciation on investments	16,478

Total realized and unrealized gain	16,442

Net Increase in Net Assets Resulting from Operations	$21,450

[1]	Commencement of operations.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to June 30, 2014 (Unaudited)

Operations
Net investment income	$5,008
Net realized loss	(36)
Net change in unrealized appreciation/depreciation	16,478

Net increase in net assets resulting from operations	21,450

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,299,733

Net Assets
Total increase in net assets	1,321,183
Beginning of period	—

End of period	$1,321,183

Undistributed net investment income, end of period	$5,008

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Period April 30, 2014[1] to June 30, 2014 (Unaudited)
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.06	0.04
Net realized and unrealized gain	0.21	0.22

Net increase from investment operations	0.27	0.26

Net asset value, end of period	$10.27	$10.26

Total Investment Return[3,4]
Based on net asset value	2.70%	2.60%

Ratios to Average Net Assets[5,6]
Total expenses[7]	14.17%	14.29%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	3.65%	2.59%

Supplemental Data
Net assets, end of period (000)	$1,311	$10

Portfolio turnover	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.27%.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 27.83% and 23.04%, respectively.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock. The Manager reimbursed the Fund $22,500, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived was $8.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and show as expenses reimbursed by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived or reimbursed was $14,710.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

On June 30, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement is $14,710 expiring December 31, 2016.

4. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2014, were $1,286,826 and $14,020, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,392,591

Gross unrealized appreciation	$17,843
Gross unrealized depreciation	(1,365)

Net unrealized appreciation	$16,478

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to June 30, 2014
	Shares	Amount
Class I
Shares sold	127,701	$1,289,982
Shares redeemed	(25)	(249)

Net increase	127,676	$1,289,733

Class III
Shares sold	1,000	$10,000

Net increase.	1,000	$10,000

Total Net Increase	128,676	$1,299,733

[1]	Commencement of operations.

At June 30, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	98%
Short-Term Securities	2

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,008.00	$3.73	$1,000.00	$1,021.08	$3.76	0.75%
Class III	$1,000.00	$1,007.00	$4.98	$1,000.00	$1,019.84	$5.01	1.00%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from April 30, 2014, the commencement of operations, to June 30, 2014).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown above (which is based on a hypothetical investment of $1,000 invested on commencement of operations and held through June 30, 2014), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 96.4%
iShares Agency Bond ETF	2,188	$246,522
iShares CMBS ETF	297	15,358
iShares Core U.S. Credit Bond ETF	1,975	220,094
iShares Core U.S. Treasury Bond ETF	13,383	331,765
iShares Floating Rate Bond ETF	4,878	247,803
iShares iBoxx $ High Yield Corporate Bond ETF	2,601	247,615
iShares MBS ETF	3,050	330,071
iShares TIPS Bond ETF	134	15,458

		1,654,686

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	38,598	$38,598
Total Affiliated Investment Companies (Cost — $1,687,108) — 98.7%		1,693,284
Other Assets Less Liabilities — 1.3%		23,054

Net Assets — 100.0%		$1,716,338

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	38,598	[1]	—	38,598	$38,598	$8	—
iShares Agency Bond ETF	2,208		20	2,188	$246,522	$218	$1
iShares CMBS ETF	297		—	297	$15,358	$24	—
iShares Core U.S. Credit Bond ETF	1,995		20	1,975	$220,094	$473	$(2)
iShares Core U.S. Treasury Bond ETF	13,483		100	13,383	$331,765	$252	$(5)
iShares Floating Rate Bond ETF	4,878		—	4,878	$247,803	$74	—
iShares iBoxx $ High Yield Corporate Bond ETF	2,626		25	2,601	$247,615	$871	$3
iShares MBS ETF	3,112		62	3,050	$330,071	$341	$2
iShares TIPS Bond ETF	134		—	134	$15,458	$56	—

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,693,284	—	—	$1,693,284

Portfolio Abbreviation

ETF	Exchanged Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (cost — $1,687,108)	$1,693,284
Capital shares sold receivable	49,849
Deferred offering costs	13,092
Receivable from Manager	6,428
Dividends receivable — affiliated	5

Total assets	1,762,658

Liabilities
Investments purchased payable	35,475
Professional fees payable	8,916
Officer’s and Directors’ fees payable	173
Distribution fees payable	2
Other accrued expenses payable	1,754

Total liabilities	46,320

Net Assets	$1,716,338

Net Assets Consist of
Paid-in capital	$1,709,000
Undistributed net investment income	1,163
Accumulated net realized loss	(1)
Net unrealized appreciation/depreciation	6,176

Net Assets	$1,716,338

Net Asset Value
Class I — Based on net assets of $1,706,266 and 169,342 shares outstanding, 100 million shares authorized, $0.10 par value	$10.08

Class III — Based on net assets of $10,072 and 1,000 shares outstanding, 100 million shares authorized, $0.10 par value	$10.07

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Period April 30, 2014[1] to June 30, 2014 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$2,317

Expenses
Organization and offering	26,000
Professional	8,917
Accounting services	1,277
Printing	315
Investment advisory	231
Custodian	192
Officer and Directors	173
Transfer agent	25
Distribution — Class III	4
Registration	3
Miscellaneous	123

Total expenses	37,260
Less fees waived by Manager	(231)
Less expenses reimbursed by Manager	(35,875)

Total expenses after fees waived and reimbursed	1,154

Net investment income	1,163

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(1)
Net change in unrealized appreciation/depreciation on investments	6,176

Total realized and unrealized gain	6,175

Net Increase in Net Assets Resulting from Operations	$7,338

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Statement of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to June 30, 2014 (Unaudited)

Operations
Net investment income	$1,163
Net realized loss	(1)
Net change in unrealized appreciation/depreciation	6,176

Net increase in net assets resulting from operations	7,338

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,709,000

Net Assets
Total increase in net assets	1,716,338
Beginning of period	—

End of period	$1,716,338

Undistributed net investment income, end of period	$1,163

[1]	Commencement of operations.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Period April 30, 2014[1] to June 30, 2014 (Unaudited)
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.01	0.02
Net realized and unrealized gain	0.07	0.05

Net increase (decrease) from investment operations	0.08	0.07

Net asset value, end of period	$10.08	$10.07

Total Investment Return[3,4]
Based on net asset value	0.80%	0.70%

Ratios to Average Net Assets[5,6]
Total expenses[7]	12.02%	12.36%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	0.75%	1.10%

Supplemental Data
Net assets, end of period (000)	$1,706	$10

Portfolio turnover	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 24.24% and 19.11%, respectively.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Notes to Financial Statements (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock. The Manager reimbursed the Fund $22,500, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investment in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived was $12.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and shown as expenses reimbursed by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived or reimbursed was $13,594.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

On June 30, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement is $13,594 expiring December 31, 2016.

4. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2014, were $1,664,516 and $16,006, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,687,108

Gross unrealized appreciation	$6,176
Gross unrealized depreciation	—

Net unrealized appreciation	$6,176

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to June 30, 2014
	Shares	Amount
Class I
Shares sold	169,379	$1,699,375
Shares redeemed	(37)	(375)

Net increase	169,342	$1,699,000

Class III
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Total Net Increase	170,342	$1,709,000

[1]	Commencement of operations.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	91%
Short-Term Securities	9

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value April 30, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,043.00	$3.80	$1,000.00	$1,021.08	$3.76	0.75%
Class III	$1,000.00	$1,042.00	$5.06	$1,000.00	$1,019.84	$5.01	1.00%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from April 30, 2014, the commencement of operations, to June 30, 2014).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown above (which is based on a hypothetical investment of $1,000 invested on commencement of operations and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 98.7%
iShares Core MSCI Emerging Markets ETF	3,001	$155,152
iShares International Select Dividend ETF	1,941	77,426
iShares Micro-Cap ETF	205	15,604
iShares MSCI Canada ETF	486	15,654
iShares MSCI EAFE ETF	1,168	79,856
iShares MSCI EAFE Small-Cap ETF	267	14,130
iShares MSCI Frontier 100 ETF	425	15,330
iShares Russell 1000 ETF	1,746	192,252
iShares Russell 2000 ETF	1,648	195,799
iShares S&P 100 ETF	198	17,133

		778,336

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 9.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	73,429	$73,429
Total Affiliated Investment Companies (Cost — $830,850) — 108.0%		851,765
Liabilities in Excess of Other Assets — (8.0)%		(62,937)

Net Assets — 100.0%		$788,828

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	73,429	[1]	—	73,429	$73,429	$5	—
iShares Core MSCI Emerging Markets ETF	3,101		100	3,001	$155,152	$1,030	$114
iShares International Select Dividend ETF	1,941		—	1,941	$77,426	$1,280	—
iShares Micro-Cap ETF	205		—	205	$15,604	—	—
iShares MSCI Canada ETF	486		—	486	$15,654	$98	—
iShares MSCI EAFE ETF	1,168		—	1,168	$79,856	$1,467	—
iShares MSCI EAFE Small-Cap ETF	267		—	267	$14,130	$116	—
iShares MSCI Frontier 100 ETF	425		—	425	$15,330	$269	—
iShares Russell 1000 ETF	1,789		43	1,746	$192,252	—	$(14)
iShares Russell 2000 ETF	1,701		53	1,648	$195,799	—	$152
iShares S&P 100 ETF	198		—	198	$17,133	$46	—

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$851,765	—	—	$851,765

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, cash of $73,429 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

Assets
Investments at value — affiliated (cost — $830,850)	$851,765
Cash	73,429
Deferred offering costs	13,092
Receivable from Manager	6,785
Dividends receivable — affiliated	4,265

Total assets	949,336

Liabilities
Investments purchased payable	149,609
Professional fees payable	8,916
Officer’s and Directors’ fees payable	173
Capital shares redeemed payable	30
Distribution fees payable	2
Other accrued expenses payable	1,778

Total liabilities	160,508

Net Assets	$788,828

Net Assets Consist of
Paid-in capital	$764,064
Undistributed net investment income	3,597
Accumulated net realized gain	252
Net unrealized appreciation/depreciation	20,915

Net Assets	$788,828

Net Asset Value
Class I — Based on net assets of $778,405 and 74,654 shares outstanding, 100 million shares authorized, $0.10 par value	$10.43

Class III — Based on net assets of $10,423 and 1,000 shares outstanding, 100 million shares authorized, $0.10 par value	$10.42

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Statement of Operations

Period April 30, 2014[1] to June 30, 2014 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$4,311

Expenses
Organization and offering	26,023
Professional	8,917
Accounting services	1,277
Printing	315
Custodian	192
Officer and Directors	173
Investment advisory	143
Transfer agent	25
Distribution — Class III	4
Registration	3
Miscellaneous	124

Total expenses	37,196
Less fees waived by Manager	(143)
Less expenses reimbursed by Manager	(36,339)

Total expenses after fees waived and reimbursed	714

Net investment income	3,597

Realized and Unrealized Gain (Loss)
Net realized gain on investments — affiliated	252
Net change in unrealized appreciation/depreciation on investments	20,915

Total realized and unrealized gain	21,167

Net Increase in Net Assets Resulting from Operations	$24,764

[1]	Commencement of operations.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase in Net Assets:	Period April 30, 2014[1] to June 30, 2014 (Unaudited)

Operations
Net investment income	$3,597
Net realized gain	252
Net change in unrealized appreciation/depreciation	20,915

Net increase in net assets resulting from operations	24,764

Capital Share Transactions
Net increase in net assets derived from capital share transactions	764,064

Net Assets
Total increase in net assets	788,828
Beginning of period	—

End of period	$788,828

Undistributed net investment income, end of period	$3,597

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Period April 30, 2014[1] to June 30, 2014 (Unaudited)
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.07	0.05
Net realized and unrealized gain	0.36	0.37

Net increase from investment operations	0.43	0.42

Net asset value, end of period	$10.43	$10.42

Total Investment Return[3,4]
Based on net asset value	4.30%	4.20%

Ratios to Average Net Assets[5,6]
Total expenses[7]	19.38%	18.78%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	3.79%	3.13%

Supplemental Data
Net assets, end of period (000)	$778	$10

Portfolio turnover	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 39.14% and 33.35%, respectively.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock. The Manager reimbursed the Fund $22,500, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fees on assets estimated to be attributed to the Fund’s investment in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived was $5.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and shown as expenses reimbursed by Manager in the Statement of Operations. For the period ended June 30, 2014, the amount waived or reimbursed was $13,977.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

On June 30, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement is $13,977 expiring December 31, 2016.

4. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2014, were $773,057 and $15,888, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$830,850

Gross unrealized appreciation	$21,388
Gross unrealized depreciation	(473)

Net unrealized appreciation	$20,915

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to June 30, 2014
	Shares	Amount
Class I
Shares sold	74,670	$754,221
Shares redeemed	(16)	(157)

Net increase	74,654	$754,064

Class III
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Total Net Increase	75,654	$764,064

[1]	Commencement of operations.

At June 30, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Positioning within the information technology (“IT”) sector was the prime detractor from the Fund’s performance during the period. After a strong run, particularly in the final weeks of 2013, IT services holding MasterCard, Inc. retreated amid weakness in emerging markets and the spring sell-off in high-momentum, high-growth companies. The investment advisor maintains its conviction in the long-term prospects for the company, but acknowledges the stock’s premium valuation may expose it to incremental volatility. Relative weakness in the internet software & services industry, namely positions in VeriSign, Inc. and AOL Inc., also hindered results, as did positioning within hardware due to a holding in NetApp, Inc. and an underweight in strong-performing Apple, Inc.

•

Within financials, an overweight to banks, predicated partly on the expectation for normalization in U.S. monetary policy and, thus, rising interest rates, was also a notable detractor as long-term interest rates fell despite increasing signs of accelerating economic activity. Additionally, reports of multibillion-dollar regulatory settlements of legacy mortgage-related issues, notably at Citigroup Inc. and Bank of America Corp., weighed on investor sentiment.

•

Elsewhere in the Fund, a long-standing underweight to defensive, high-yielding segments such as utilities and real estate investment trusts (“REITs”) detracted from the performance. Despite their expensive valuations and deteriorating fundamentals, these stocks were the prime beneficiaries of the market’s broad rotation from growth to value stocks during the period. Other positions that detracted from performance included oil refiner Marathon Petroleum Corp. and specialty retailers Ross Stores, Inc. and Lowe’s Companies, Inc.

•

The Fund’s consumer discretionary and industrials holdings contributed positively to relative performance, as did the avoidance of the household and personal products segments within consumer staples. In the consumer discretionary sector, auto components holding TRW Automotive Holdings Corp. was the strongest contributor as the company reported strong fourth-quarter earnings and raised its revenue outlook for 2014. Additionally, the Fund’s disciplined valuation process proved beneficial during the spring sell-off in hyper-growth stocks as the Fund had avoided the sector’s higher growth names such as Amazon.com, Inc.

•

In the industrials sector, the Fund’s position in airline United Continental Holdings, Inc. performed well, notably in the earlier part of the reporting period, as industry pricing data points remained positive and the company began delivering on the aggressive cost-saving initiatives management highlighted during its recent investor day. At the individual stock level, the Fund’s strongest performers were energy companies. Shares of oilfield service companies Schlumberger Ltd. and Halliburton Co. surged as these companies delivered above-consensus earnings results thanks to stronger-than-expected exploration and production spending in North America, as well as increased activity in international markets. Valuations have also improved due to capital discipline and increased cash returns to shareholders. Canadian integrated energy firm Suncor Energy Inc. was also a notable contributor to Fund performance as the company delivered significant earnings and cash flow upside, demonstrating the advantage of its integrated model and operational improvement.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting increased in the IT sector, primarily within the hardware and communications equipment segments, and the consumer staples sector, within the beverage industry. The Fund’s allocation to energy increased as well, mainly within equipment & services. The Fund’s weighting in industrials decreased, particularly within aerospace & defense and conglomerates. Exposure to health care also declined, notably in the life sciences tools & services industry.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by health care and financials. Consumer staples and utilities remained the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	23%
Financials	20
Health Care	17
Consumer Discretionary	12
Energy	10
Industrials	9
Consumer Staples	5
Materials	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.42%	25.60%	16.70%	7.53%
Class II4	5.39	25.35	16.52	7.386
Class III[4]	5.29	25.25	16.39	7.256
Russell 1000® Index	7.27	25.35	19.25	8.19

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,054.20	$2.90	$1,000.00	$1,021.97	$2.86	0.57%
Class II	$1,000.00	$1,053.90	$3.77	$1,000.00	$1,021.12	$3.71	0.74%
Class III	$1,000.00	$1,052.90	$4.33	$1,000.00	$1,020.58	$4.26	0.85%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Rockwell Collins, Inc.	27,200	$2,125,408
Airlines — 2.2%
Delta Air Lines, Inc.	116,200	4,499,264
Southwest Airlines Co.	119,100	3,199,026
United Continental Holdings, Inc. (a)	94,418	3,877,747

		11,576,037
Auto Components — 2.5%
BorgWarner, Inc.	58,400	3,807,096
TRW Automotive Holdings Corp. (a)	104,288	9,335,862

		13,142,958
Banks — 12.1%
Bank of America Corp.	877,473	13,486,760
Citigroup, Inc.	236,799	11,153,233
JPMorgan Chase & Co.	275,783	15,890,616
SunTrust Banks, Inc.	169,900	6,806,194
U.S. Bancorp	328,775	14,242,533
Wells Fargo & Co.	52,800	2,775,168

		64,354,504
Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	110,900	6,496,522
Molson Coors Brewing Co., Class B	58,100	4,308,696

		10,805,218
Biotechnology — 2.6%
Amgen, Inc.	44,400	5,255,628
Biogen Idec, Inc. (a)	26,900	8,481,839

		13,737,467
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	33,609	5,627,491
Chemicals — 1.0%
Cabot Corp.	36,655	2,125,623
The Dow Chemical Co.	62,600	3,221,396

		5,347,019
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	82,225	3,749,460
Communications Equipment — 3.6%
Brocade Communications Systems, Inc.	418,190	3,847,348
Cisco Systems, Inc.	351,500	8,734,775
QUALCOMM, Inc.	79,500	6,296,400

		18,878,523
Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	43,900	1,413,580
Consumer Finance — 2.4%
Discover Financial Services	202,950	12,578,841

Common Stocks	Shares	Value
Containers & Packaging — 1.2%
Packaging Corp. of America	88,877	$6,353,817
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	63,700	3,939,208
Energy Equipment & Services — 4.6%
Halliburton Co.	103,000	7,314,030
Oceaneering International, Inc.	40,050	3,129,107
Schlumberger Ltd.	119,700	14,118,615

		24,561,752
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	195,550	14,738,603
Health Care Equipment & Supplies — 1.4%
Medtronic, Inc.	116,400	7,421,664
Health Care Providers & Services — 5.5%
Aetna, Inc.	105,200	8,529,616
McKesson Corp.	45,550	8,481,865
UnitedHealth Group, Inc.	79,300	6,482,775
Universal Health Services, Inc., Class B	61,765	5,914,616

		29,408,872
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	62,500	4,763,750
Household Durables — 0.6%
Whirlpool Corp.	21,990	3,061,448
Industrial Conglomerates — 2.5%
3M Co.	91,225	13,067,070
Insurance — 4.7%
American Financial Group, Inc.	5,300	315,668
American International Group, Inc.	230,300	12,569,774
Genworth Financial, Inc., Class A (a)	339,200	5,902,080
The Travelers Cos., Inc.	65,275	6,140,419

		24,927,941
Internet & Catalog Retail — 0.8%
The Priceline Group, Inc. (a)	3,440	4,138,320
Internet Software & Services — 4.5%
Facebook, Inc., Class A (a)	43,800	2,947,302
Google, Inc., Class A (a)	14,910	8,717,430
Google, Inc., Class C (a)	14,830	8,531,402
VeriSign, Inc. (a)	71,800	3,504,558

		23,700,692
IT Services — 4.0%
Alliance Data Systems Corp. (a)	9,250	2,601,563
Cognizant Technology Solutions Corp., Class A (a)	91,400	4,470,374
MasterCard, Inc., Class A	159,000	11,681,730

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Total System Services, Inc.	85,207	$2,676,352

		21,430,019
Machinery — 2.4%
Cummins, Inc.	16,925	2,611,358
Kennametal, Inc.	46,300	2,142,764
Parker Hannifin Corp.	37,545	4,720,533
WABCO Holdings, Inc. (a)	31,500	3,364,830

		12,839,485
Media — 2.8%
Comcast Corp., Class A	276,400	14,837,152
Metals & Mining — 0.4%
Vale SA — ADR	139,700	1,848,231
Multiline Retail — 0.6%
Macy’s, Inc.	58,900	3,417,378
Oil, Gas & Consumable Fuels — 5.5%
BP PLC — ADR	124,400	6,562,100
Exxon Mobil Corp.	20,175	2,031,219
Marathon Petroleum Corp.	89,702	7,003,035
PBF Energy, Inc., Class A	45,818	1,221,050
Suncor Energy, Inc.	217,190	9,258,810
Tesoro Corp.	48,720	2,858,402

		28,934,616
Paper & Forest Products — 0.9%
Domtar Corp.	115,300	4,940,605
Pharmaceuticals — 7.1%
Johnson & Johnson	19,625	2,053,168
Merck & Co., Inc.	232,535	13,452,150
Mylan, Inc. (a)(b)	115,421	5,951,107
Pfizer, Inc.	264,400	7,847,392
Salix Pharmaceuticals Ltd. (a)	26,566	3,276,916
Teva Pharmaceutical Industries Ltd. — ADR	101,222	5,306,057

		37,886,790
Road & Rail — 0.9%
Norfolk Southern Corp.	34,200	3,523,626
Union Pacific Corp.	14,000	1,396,500

		4,920,126
Semiconductors & Semiconductor Equipment — 0.9%
Micron Technology, Inc. (a)	147,200	4,850,240

Common Stocks	Shares	Value
Software — 2.6%
CA, Inc.	46,575	$1,338,565
Microsoft Corp.	78,750	3,283,875
Oracle Corp.	164,000	6,646,920
Symantec Corp.	100,500	2,301,450

		13,570,810
Specialty Retail — 3.3%
Lowe’s Cos., Inc.	255,100	12,242,249
Ross Stores, Inc.	80,800	5,343,304

		17,585,553
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	109,200	10,147,956
EMC Corp.	355,400	9,361,236
Hewlett-Packard Co.	161,981	5,455,520
NetApp, Inc.	21,013	767,395
SanDisk Corp.	32,900	3,435,747
Western Digital Corp.	76,210	7,034,183

		36,202,037
Total Long-Term Investments (Cost — $405,387,610) — 99.3%		526,682,685

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	3,866,170	3,866,170

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (c)(d)(e)	$5,790	5,790,156
Total Short-Term Securities (Cost — $9,656,326) — 1.8%		9,656,326
Total Investments (Cost — $415,043,936) — 101.1%		536,339,011
Liabilities in Excess of Other Assets — (1.1)%		(5,606,368)

Net Assets — 100.0%		$530,732,643

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	11,110,651	(7,244,481)	3,866,170	$1,517
BlackRock Liquidity Series, LLC, Money Market Series	$2,431,183	$3,358,973	$5,790,156	$3,643

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$526,682,685	—	—	$526,682,685
Short-Term Securities	3,866,170	$5,790,156	—	9,656,326
Total	$530,548,855	$5,790,156	—	$536,339,011

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $5,790,156 is categorized as level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,659,535) (cost — $405,387,610)	$526,682,685
Investments at value — affiliated (cost — $9,656,326)	9,656,326
Investments sold receivable	5,433,512
Capital shares sold receivable	157,789
Dividends receivable — unaffiliated	587,591
Receivable from Manager	56,431
Securities lending income receivable — affiliated	817
Dividends receivable — affiliated	370
Prepaid expenses	1,594

Total assets	542,577,115

Liabilities
Collateral on securities loaned at value	5,790,156
Investments purchased payable	5,064,521
Capital shares redeemed payable	351,103
Investment advisory fees payable	197,872
Distribution fees payable	63,993
Officer’s and Directors’ fees payable	3,553
Other affiliates payable	1,231
Other accrued expenses payable	372,043

Total liabilities	11,844,472

Net Assets	$530,732,643

Net Assets Consist of
Paid-in capital	$370,147,579
Undistributed net investment income	2,398,847
Accumulated net realized gain	36,891,142
Net unrealized appreciation/depreciation	121,295,075

Net Assets	$530,732,643

Net Asset Value
Class I — Based on net assets of $213,290,383 and 5,986,617 shares outstanding, 200 million shares authorized, $0.10 par value	$35.63

Class II — Based on net assets of $6,003,052 and 168,592 shares outstanding, 100 million shares authorized, $0.10 par value	$35.61

Class III — Based on net assets of $311,439,208 and 8,788,068 shares outstanding, 100 million shares authorized, $0.10 par value	$35.44

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$4,178,087
Securities lending — affiliated — net	3,643
Dividends — affiliated	1,517
Foreign taxes withheld	(24,402)

Total income	4,158,845

Expenses
Investment advisory	1,176,115
Distribution — Class II	4,695
Distribution — Class III	369,795
Transfer agent	8,472
Transfer agent — Class I	215,512
Transfer agent — Class II	6,798
Transfer agent — Class III	292,542
Accounting services	60,087
Printing	33,335
Professional	32,185
Custodian	17,736
Officer and Directors	11,556
Registration	720
Miscellaneous	7,182

Total expenses	2,236,730
Less fees waived by Manager	(3,883)
Less transfer agent fees reimbursed — Class I	(162,618)
Less transfer agent fees reimbursed — Class II	(4,607)
Less transfer agent fees reimbursed — Class III	(174,207)

Total expenses after fees waived and reimbursed	1,891,415

Net investment income	2,267,430

Realized and Unrealized Gain (Loss)
Net realized gain from investments	35,012,201
Net change in unrealized appreciation/depreciation on investments	(10,440,680)

Total realized and unrealized gain	24,571,521

Net Increase in Net Assets Resulting from Operations	$26,838,951

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$2,267,430	$4,131,434
Net realized gain	35,012,201	46,090,596
Net change in unrealized appreciation/depreciation	(10,440,680)	86,658,362

Net increase in net assets resulting from operations	26,838,951	136,880,392

Dividends to Shareholders From
Net investment income:
Class I	—	(2,075,982)[1]
Class II	—	(52,165)[1]
Class III	—	(2,111,865)[1]

Decrease in net assets resulting from dividends to shareholders	—	(4,240,012)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(21,608,448)	(34,991,703)

Net Assets
Total increase in net assets	5,230,503	97,648,677
Beginning of period	525,502,140	427,853,463

End of period	$530,732,643	$525,502,140

Undistributed net investment income, end of period	$2,398,847	$131,417

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$33.80	$25.55	$23.00	$22.73	$21.04	$17.38

Net investment income[1]	0.18	0.30	0.39	0.29	0.23	0.26
Net realized and unrealized gain	1.65	8.27	2.54	0.26	1.69	3.66

Net increase from investment operations	1.83	8.57	2.93	0.55	1.92	3.92

Dividends from net investment income	—	(0.32)[2]	(0.38)[2]	(0.28)[2]	(0.23)[2]	(0.26)[2]

Net asset value, end of period	$35.63	$33.80	$25.55	$23.00	$22.73	$21.04

Total Investment Return[3]
Based on net asset value	5.42%[4]	33.56%	12.75%	2.40%	9.12%	22.54%

Ratios to Average Net Assets
Total expenses	0.73%[5]	0.73%	0.69%	0.56%	0.57%	0.62%

Total expenses after fees waived and reimbursed	0.57%[5]	0.58%	0.59%	0.56%	0.57%	0.62%

Net investment income	1.05%[5]	1.03%	1.56%	1.21%	1.10%	1.42%

Supplemental Data
Net assets, end of period (000)	$213,290	$219,418	$191,227	$193,953	$217,059	$228,900

Portfolio turnover	23%	42%	110%	101%	151%	165%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$33.79	$25.56	$23.01	$22.74	$21.05	$17.40

Net investment income[1]	0.15	0.25	0.35	0.23	0.21	0.23
Net realized and unrealized gain	1.67	8.25	2.54	0.27	1.68	3.66

Net increase from investment operations	1.82	8.50	2.89	0.50	1.89	3.89

Dividends from net investment income	—	(0.27)[2]	(0.34)[2]	(0.23)[2]	(0.20)[2]	(0.24)[2]

Net asset value, end of period	$35.61	$33.79	$25.56	$23.01	$22.74	$21.05

Total Investment Return[3]
Based on net asset value	5.39%[4]	33.28%	12.59%	2.20%	8.98%	22.35%

Ratios to Average Net Assets
Total expenses	0.89%[5]	0.86%	0.85%	0.71%	0.72%	0.77%

Total expenses after fees waived and reimbursed	0.74%[5]	0.75%	0.74%	0.71%	0.72%	0.77%

Net investment income	0.88%[5]	0.86%	1.42%	1.00%	0.98%	1.20%

Supplemental Data
Net assets, end of period (000)	$6,003	$6,080	$4,603	$4,239	$8,026	$6,176

Portfolio turnover	23%	42%	110%	101%	151%	165%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,				Period January 27, 2009[1] to December 31, 2009
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$33.66	$25.46	$22.92	$22.67	$21.00	$16.75

Net investment income[2]	0.13	0.22	0.32	0.25	0.20	0.21
Net realized and unrealized gain	1.65	8.22	2.54	0.23	1.66	4.28

Net increase from investment operations	1.78	8.44	2.86	0.48	1.86	4.49

Dividends from net investment income	—	(0.24)[3]	(0.32)[3]	(0.23)[3]	(0.19)[3]	(0.24)[3]

Net asset value, end of period	$35.44	$33.66	$25.46	$22.92	$22.67	$21.00

Total Investment Return[4]
Based on net asset value	5.29%[5]	33.16%	12.49%	2.11%	8.88%	26.77%[5]

Ratios to Average Net Assets
Total expenses	0.97%[6]	0.99%	0.94%	0.81%	0.82%	0.87%[6]

Total expenses after fees waived and reimbursed	0.85%[6]	0.86%	0.87%	0.81%	0.82%	0.87%[6]

Net investment income	0.77%[6]	0.75%	1.30%	1.05%	0.93%	1.10%[6]

Supplemental Data
Net assets, end of period (000)	$311,439	$300,005	$232,024	$145,432	$80,779	$25,806

Portfolio turnover	23%	42%	110%	101%	151%	165%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$5,659,535	$(5,659,535)	—

[1]

Collateral with a value of $5,790,156 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $2,681 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $1,194 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $124,725.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $119,172,569 and $132,059,211 respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$417,133,323

Gross unrealized appreciation	$120,676,433
Gross unrealized depreciation	(1,470,745)

Net unrealized appreciation	$119,205,688

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting the information technology and financials sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	16,094	$544,427	36,117	$1,112,382
Shares issued in reinvestment of dividends and distributions	—	—	62,143	2,075,982
Shares redeemed	(521,882)	(17,809,722)	(1,091,517)	(32,176,274)

Net decrease	(505,788)	$(17,265,295)	(993,257)	$(28,987,910)

Class ll
Shares sold	20,673	$701,977	76,139	$2,224,193
Shares issued in reinvestment of dividends and distributions	—	—	1,563	52,165
Shares redeemed	(31,986)	(1,121,073)	(77,884)	(2,327,886)

Net decrease	(11,313)	$(419,096)	(182)	$(51,528)

Class lll
Shares sold	300,787	$10,275,571	604,692	$17,789,447
Shares issued in reinvestment of dividends and distributions	—	—	63,569	2,111,866
Shares redeemed	(424,672)	(14,199,628)	(871,292)	(25,853,578)

Net decrease	(123,885)	$(3,924,057)	(203,031)	$(5,952,265)

Total Net Decrease	(640,986)	$(21,608,448)	(1,196,470)	$(34,991,703)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014 as follows:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.008720	$0.266154
Class II	$0.008720	$0.266154
Class III	$0.008720	$0.266154

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Large Cap Growth V.I. Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

Positioning within the information technology (“IT”) sector was the prime detractor from the Fund’s performance during the period. After a strong run in late 2013, IT services holding MasterCard, Inc. retreated amid weakness in emerging markets and the broader sell-off in high-momentum, high-growth companies. The investment advisor maintains its conviction in the long-term prospects for the company, but acknowledges the stock’s premium valuation may expose it to incremental volatility. In the internet software & services industry, a position in VeriSign, Inc. and an underweight in Facebook, Inc., hindered results, as did positioning within hardware due to a holding in NetApp, Inc. and an underweight in strong-performing Apple, Inc.

•

While the Fund’s holdings in the consumer discretionary sector were positive contributors overall, specialty retailers TJX Companies, Inc., Ross Stores, Inc. and Lowe’s Companies, Inc. were among the Fund’s largest individual detractors. TJX Companies, Inc. uncharacteristically reported a top-line shortfall and gross margins deteriorated for the second consecutive quarter, while Ross Stores, Inc. underperformed along with other apparel retailers that were impacted by unseasonable weather, excess inventories and an overly promotional environment. Lowe’s Companies, Inc. lagged as colder-than-normal weather delayed seasonal sales, while existing home sales data suggested a potential slowdown in home improvement spending. The Fund continued to hold TJX Companies, Inc. and Ross Stores, Inc. due to competitive advantages created by their off-price business models, and Lowe’s Companies, Inc. given a favorable industry structure and outlook coupled with an attractive valuation.

•

The Fund’s energy and materials holdings contributed positively to relative performance. Within energy, shares of oilfield service companies Schlumberger Ltd. and Halliburton Co. surged as these companies delivered above-consensus earnings results thanks to stronger-than-expected exploration and production spending in North

America, as well as increased activity in international markets. Canadian integrated energy firm Suncor Energy, Inc. was also a notable contributor to Fund performance as the company delivered significant earnings and cash flow upside. In the materials sector, shares of containerboard manufacturer Packaging Corp. of America were lifted by a strong earnings report well above consensus, along with the expectation of better synergies from its acquisition of paper & packaging products maker Boise.

•

Additional positive relative performance came from positioning within consumer discretionary. The Fund’s disciplined valuation process proved beneficial during the spring sell-off in hyper-growth stocks as the Fund avoided the sector’s higher growth names such as Amazon.com, Inc. Stock selection within hotels, restaurants & leisure and textiles, apparel & luxury goods also added to returns. The Fund generated positive results in the health care sector as well, particularly within the providers & services segment, where McKesson Corp., Aetna, Inc. and Universal Health Services, Inc. were stand-out performers.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting increased in the IT sector, primarily within the internet software & services and communications equipment segments. The Fund’s allocation to consumer discretionary increased as well, mainly within internet & catalog retail and hotels, restaurants & leisure. The Fund’s weighting was reduced in health care, notably in the life sciences tools & services and health care equipment & supplies industries. Exposure to industrials also decreased, particularly within aerospace & defense.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, followed by energy. Consumer staples was the Fund’s most significant underweight, followed by consumer discretionary and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	33%
Consumer Discretionary	16
Health Care	14
Industrials	11
Energy	9
Consumer Staples	6
Materials	6
Financials	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.84%	29.40%	18.73%	7.00%
Class III[4]	5.80	29.08	18.43	6.74
Russell 1000® Growth Index	6.31	26.92	19.24	8.20

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,058.40	$4.08	$1,000.00	$1,020.83	$4.01	0.80%
Class III	$1,000.00	$1,058.00	$5.41	$1,000.00	$1,019.54	$5.31	1.06%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Rockwell Collins, Inc.	11,400	$890,796
Airlines — 2.2%
Delta Air Lines, Inc.	28,900	1,119,008
Southwest Airlines Co.	25,600	687,616
United Continental Holdings, Inc. (a)	25,466	1,045,889

		2,852,513
Auto Components — 1.2%
BorgWarner, Inc.	24,740	1,612,800
Banks — 2.1%
U.S. Bancorp	63,100	2,733,492
Beverages — 2.4%
The Coca-Cola Co.	41,000	1,736,760
Dr. Pepper Snapple Group, Inc.	24,600	1,441,068

		3,177,828
Biotechnology — 4.8%
Amgen, Inc.	20,700	2,450,259
Biogen Idec, Inc. (a)	8,170	2,576,083
Gilead Sciences, Inc. (a)	15,300	1,268,523

		6,294,865
Chemicals — 2.9%
CF Industries Holdings, Inc.	1,990	478,655
The Dow Chemical Co.	14,700	756,462
PPG Industries, Inc.	12,500	2,626,875

		3,861,992
Communications Equipment — 2.1%
QUALCOMM, Inc.	34,700	2,748,240
Construction & Engineering — 0.2%
AECOM Technology Corp. (a)	10,200	328,440
Consumer Finance — 2.2%
Discover Financial Services	46,800	2,900,664
Containers & Packaging — 2.0%
Packaging Corp. of America	36,857	2,634,907
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd.	16,100	995,624
Energy Equipment & Services — 6.2%
Halliburton Co.	27,600	1,959,876
Oceaneering International, Inc.	19,770	1,544,630
Schlumberger Ltd.	39,000	4,600,050

		8,104,556
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	39,400	2,969,578
Health Care Providers & Services — 5.2%
Aetna, Inc.	28,800	2,335,104

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
McKesson Corp.	14,000	$2,606,940
Universal Health Services, Inc., Class B	20,447	1,958,005

		6,900,049
Hotels, Restaurants & Leisure — 1.0%
Las Vegas Sands Corp.	17,900	1,364,338
Household Durables — 0.8%
Whirlpool Corp.	7,100	988,462
Industrial Conglomerates — 2.8%
3M Co.	25,300	3,623,971
Insurance — 1.1%
The Travelers Cos., Inc.	15,000	1,411,050
Internet & Catalog Retail — 1.4%
The Priceline Group, Inc. (a)	1,510	1,816,530
Internet Software & Services — 7.5%
Facebook, Inc., Class A (a)	32,100	2,160,009
Google, Inc., Class A (a)	5,435	3,177,681
Google, Inc., Class C (a)	5,465	3,143,905
VeriSign, Inc. (a)	18,000	878,580
Yahoo!, Inc. (a)	14,900	523,437

		9,883,612
IT Services — 7.8%
Alliance Data Systems Corp. (a)	8,730	2,455,313
Cognizant Technology Solutions Corp., Class A (a)	30,400	1,486,864
DST Systems, Inc.	15,010	1,383,472
MasterCard, Inc., Class A	46,540	3,419,294
Total System Services, Inc.	21,280	668,405
Visa, Inc., Class A	3,930	828,090

		10,241,438
Machinery — 3.2%
Cummins, Inc.	9,530	1,470,384
Parker Hannifin Corp.	12,234	1,538,181
WABCO Holdings, Inc. (a)	10,900	1,164,338

		4,172,903
Media — 4.8%
Comcast Corp., Class A	82,900	4,450,072
The Walt Disney Co.	22,400	1,920,576

		6,370,648
Oil, Gas & Consumable Fuels — 2.6%
Marathon Petroleum Corp.	12,100	944,647
PBF Energy, Inc., Class A	9,446	251,736
Suncor Energy, Inc.	53,330	2,273,458

		3,469,841

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products — 0.7%
International Paper Co.	18,550	$936,219
Pharmaceuticals — 4.0%
Merck & Co., Inc.	24,200	1,399,970
Mylan, Inc. (a)	30,831	1,589,646
Salix Pharmaceuticals Ltd. (a)	8,297	1,023,435
Teva Pharmaceutical Industries Ltd. — ADR	24,898	1,305,153

		5,318,204
Road & Rail — 1.6%
Norfolk Southern Corp.	16,600	1,710,298
Union Pacific Corp.	3,400	339,150

		2,049,448
Semiconductors & Semiconductor Equipment — 1.4%
Micron Technology, Inc. (a)	54,100	1,782,595
Software — 6.5%
Microsoft Corp.	119,260	4,973,142
Oracle Corp.	67,100	2,719,563
Symantec Corp.	38,700	886,230

		8,578,935
Specialty Retail — 5.8%
The Home Depot, Inc.	7,400	599,104
Lowe’s Cos., Inc.	65,600	3,148,144
Ross Stores, Inc.	23,500	1,554,055
TJX Cos., Inc.	44,400	2,359,860

		7,661,163

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc.	54,700	$5,083,271
EMC Corp.	97,550	2,569,467
NetApp, Inc.	6,976	254,763
SanDisk Corp.	8,000	835,440

		8,742,941
Textiles, Apparel & Luxury Goods — 0.6%
VF Corp.	12,090	761,670
Tobacco — 1.0%
Philip Morris International, Inc.	15,800	1,332,098
Total Long-Term Investments (Cost — $99,798,674) — 98.5%		129,512,410

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	821,871	821,871
Total Short-Term Securities (Cost — $821,871) — 0.6%		821,871
Total Investments (Cost — $100,620,545) — 99.1%		130,334,281
Other Assets Less Liabilities — 0.9%		1,199,098

Net Assets — 100.0%		$131,533,379

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,160,138	(4,338,267)	821,871	$604
BlackRock Liquidity Series, LLC, Money Market Series	$2,444,339	$(2,444,339)	—	$492

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments.)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$129,512,410	—	—	$129,512,410
Short-Term Securities.	821,871	—	—	821,871
Total	$130,334,281	—	—	$130,334,281

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (cost — $99,798,674)	$129,512,410
Investments at value — affiliated (cost — $821,871)	821,871
Investments sold receivable	4,051,630
Capital shares sold receivable	117,580
Dividends receivable — unaffiliated	128,858
Receivable from Manager	13,842
Securities lending income receivable — affiliated	77
Dividends receivable — affiliated	62
Prepaid expenses	454

Total assets	134,646,784

Liabilities
Investments purchased payable	2,916,187
Capital shares redeemed payable	50,324
Investment advisory fees payable	69,623
Distribution fees payable	5,038
Officer’s and Directors’ fees payable	2,520
Other affiliates payable	229
Other accrued expenses payable	69,484

Total liabilities	3,113,405

Net Assets	$131,533,379

Net Assets Consist of
Paid-in capital	$89,677,134
Undistributed net investment income	426,794
Accumulated net realized gain	11,715,715
Net unrealized appreciation/depreciation	29,713,736

Net Assets	$131,533,379

Net Asset Value
Class I — Based on net assets of $105,786,601 and 7,027,352 shares outstanding, 100 million shares authorized, $0.10 par value	$15.05

Class III — Based on net assets of $25,746,778 and 1,721,193 shares outstanding, 100 million shares authorized, $0.10 par value	$14.96

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$965,734
Dividends — affiliated	604
Securities lending — affiliated — net	492
Foreign taxes withheld	(4,238)

Total income	962,592

Expenses
Investment advisory	411,785
Distribution — Class III	27,476
Transfer agent	2,543
Transfer agent — Class I	103,018
Transfer agent — Class III	20,134
Professional	21,064
Accounting services	14,871
Officer and Directors	5,746
Custodian	3,614
Printing	2,066
Miscellaneous	4,858

Total expenses	617,175
Less fees waived by Manager	(1,405)
Less transfer agent fees reimbursed — Class I	(66,365)
Less transfer agent fees reimbursed — Class III	(12,441)

Total expenses after fees waived and reimbursed	536,964

Net investment income	425,628

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	10,031,799
Financial futures contracts	184,349

10,216,148

Net change in unrealized appreciation/depreciation on:
Investments	(3,151,105)
Financial futures contracts	(143,444)

(3,294,549)

Total realized and unrealized gain	6,921,599

Net Increase in Net Assets Resulting from Operations	$7,347,227

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$425,628	$758,191
Net realized gain	10,216,148	11,058,286
Net change in unrealized appreciation/depreciation	(3,294,549)	21,617,975

Net increase in net assets resulting from operations	7,347,227	33,434,452

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(669,318)[1]
Class III	—	(95,690)[1]
Net realized gain:
Class I	—	(7,860,949)[1]
Class III	—	(1,534,578)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(10,160,535)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,055,982)	1,661,965

Net Assets
Total increase in net assets	3,291,245	24,935,882
Beginning of period	128,242,134	103,306,252

End of period	$131,533,379	$128,242,134

Undistributed net investment income, end of period	$426,794	$1,166

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.22	$11.54	$10.99	$10.84	$9.45	$7.49

Net investment income[1]	0.05	0.09	0.17	0.09	0.07	0.05
Net realized and unrealized gain	0.78	3.82	1.48	0.19	1.38	1.96

Net increase from investment operations	0.83	3.91	1.65	0.28	1.45	2.01

Dividends and distributions from:
Net investment income	—	(0.10)[2]	(0.18)[2]	(0.10)[2]	(0.06)[2]	(0.05)[2]
Net realized gain	—	(1.13)[2]	(0.92)[2]	(0.03)[2]	—	—

Total dividends and distributions	—	(1.23)	(1.10)	(0.13)	(0.06)	(0.05)

Net asset value, end of period	$15.05	$14.22	$11.54	$10.99	$10.84	$9.45

Total Investment Return[3]
Based on net asset value	5.84%[4]	33.92%	15.22%	2.55%	15.38%	26.81%

Ratios to Average Net Assets
Total expenses	0.93%[5]	0.97%	0.91%	0.78%	0.75%	0.77%

Total expenses after fees waived and reimbursed	0.80%[5]	0.84%	0.82%	0.78%	0.75%	0.77%

Net investment income	0.71%[5]	0.70%	1.38%	0.81%	0.67%	0.63%

Supplemental Data
Net assets, end of period (000)	$105,787	$107,378	$91,778	$90,543	$103,607	$159,615

Portfolio turnover	27%	36%	102%	106%	171%	167%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.14	$11.49	$10.96	$10.81	$9.43	$7.47

Net investment income[1]	0.03	0.06	0.14	0.07	0.05	0.03
Net realized and unrealized gain	0.79	3.79	1.46	0.19	1.37	1.96

Net increase from investment operations	0.82	3.85	1.60	0.26	1.42	1.99

Dividends and distributions from:
Net investment income	—	(0.07)[2]	(0.15)[2]	(0.08)[2]	(0.04)[2]	(0.03)[2]
Net realized gain	—	(1.13)[2]	(0.92)[2]	(0.03)[2]	—	—

Total dividends and distributions	—	(1.20)	(1.07)	(0.11)	(0.04)	(0.03)

Net asset value, end of period	$14.96	$14.14	$11.49	$10.96	$10.81	$9.43

Total Investment Return[3]
Based on net asset value	5.80%[4]	33.58%	14.82%	2.33%	15.10%	26.63%

Ratios to Average Net Assets
Total expenses	1.17%[5]	1.22%	1.16%	1.03%	1.00%	1.02%

Total expenses after fees waived and reimbursed	1.06%[5]	1.09%	1.08%	1.03%	1.00%	1.02%

Net investment income	0.47%[5]	0.45%	1.16%	0.65%	0.48%	0.39%

Supplemental Data
Net assets, end of period (000)	$25,747	$20,864	$11,528	$8,677	$5,709	$3,438

Portfolio turnover	27%	36%	102%	106%	171%	167%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014 any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$184,349	$(143,444)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	11
Average notional value of contracts purchased	$1,025,475

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $592 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $212 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $34,076,969 and $34,395,722, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$100,685,208

Gross unrealized appreciation	$30,129,002
Gross unrealized depreciation	(479,929)

Net unrealized appreciation	$29,649,073

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	226,836	$3,177,883	422,319	$5,511,908
Shares issued in reinvestment of dividends and distributions	—	—	604,127	8,530,267
Shares redeemed	(752,782)	(10,796,479)	(1,429,595)	(18,794,788)

Net decrease	(525,946)	$(7,618,596)	(403,149)	$(4,752,613)

Class lll
Shares sold	369,476	$5,324,556	563,172	$7,589,161
Shares issued in reinvestment of dividends and distributions	—	—	116,116	1,630,268
Shares redeemed	(123,391)	(1,761,942)	(207,435)	(2,804,851)

Net increase	246,085	$3,562,614	471,853	$6,414,578

Total Net Increase (Decrease)	(279,861)	$(4,055,982)	68,704	$1,661,965

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain and a long term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.021249	$0.175219
Class III	$0.021249	$0.175219

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s overweight to banks in the financials sector, predicated partly on the expectation for normalization in U.S. monetary policy and, thus, rising interest rates, was the prime detractor from the Fund’s performance as long-term interest rates fell despite increasing signs of accelerating economic activity. Additionally, reports of multibillion-dollar regulatory settlements of legacy mortgage-related issues, notably at Citigroup Inc. and Bank of America Corp., weighed on investor sentiment. Additional underperformance came from the information technology (“IT”) sector, where internet software & services holdings AOL, Inc. and Yahoo! Inc. hindered results, as did positioning within hardware due to a holding in Hewlett-Packard Co. and an underweight in strong-performing Apple, Inc.

•

Elsewhere in the Fund, a long-standing underweight to defensive, high-yielding segments such as utilities and real estate investment trusts detracted from the Fund’s performance . Despite their expensive valuations and deteriorating fundamentals, these stocks were prime beneficiaries of the market’s broad rotation from growth to value stocks during the period. Other positions that detracted from performance included oil refiner Marathon Petroleum Corp., home improvement retailer Lowe’s Companies, Inc. and pulp & paper company Domtar Corp.

•

Positioning within consumer staples and health care contributed positively to performance, with the Fund’s underweight in telecommunication services benefitting as well. In consumer staples, the avoidance of the household and personal products segments helped relative performance. In the health care sector, the Fund’s overweight and stock selection in the health care providers & services industry proved advantageous. In particular, health insurer Aetna, Inc. moved higher as the company exceeded earnings expectations and raised guidance over the period. Hospital operator Universal Health Services, Inc. also posted strong gains as earnings were better than expected on health care reform and underlying fundamental improvement.

•

At the individual stock level, the Fund’s strongest performers were energy companies. Shares of Canadian integrated energy firm Suncor Energy, Inc. surged as the company delivered significant earnings and cash flow upside, while oilfield service holding Halliburton Co. delivered above-consensus earnings results thanks to stronger-than-expected exploration and production spending in North America, as well as increased activity in international markets. Additional individual contributors included positions in TRW Automotive Holdings Corp. and United Continental Holdings, Inc., as well as underweights in General Electric Co. and Procter & Gamble Co.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting increased in the consumer staples sector, specifically within the beverage industry. The Fund’s allocation to IT increased as well, mainly within hardware. The Fund’s weighting in health care was reduced, notably in the pharmaceutical and health care equipment & supplies industries. Exposure to industrials also declined, particularly within machinery and aerospace & defense.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweight in IT, followed by consumer discretionary and financials. Utilities remained the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	31%
Health Care	15
Information Technology	13
Energy	12
Industrials	11
Consumer Discretionary	9
Consumer Staples	5
Materials	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	4.92%	22.48%	15.77%	7.12%
Class II4	4.76	22.23	15.56	6.98	[6]
Class III[4]	4.65	21.96	15.42	6.78	[6]
Russell 1000® Value Index	8.28	23.81	19.23	8.02

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,049.20	$3.81	$1,000.00	$1,021.08	$3.76	0.75%
Class II	$1,000.00	$1,047.60	$4.82	$1,000.00	$1,020.08	$4.76	0.95%
Class III	$1,000.00	$1,046.50	$5.63	$1,000.00	$1,019.29	$5.56	1.11%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	11,825	$1,090,856
Rockwell Collins, Inc.	5,600	437,584

		1,528,440
Airlines — 2.2%
Delta Air Lines, Inc.	26,700	1,033,824
Southwest Airlines Co.	29,800	800,428
United Continental Holdings, Inc. (a)	18,779	771,254

		2,605,506
Auto Components — 2.0%
TRW Automotive Holdings Corp. (a)	26,298	2,354,197
Banks — 17.8%
Bank of America Corp.	278,033	4,273,367
Citigroup, Inc.	75,368	3,549,833
JPMorgan Chase & Co.	86,266	4,970,647
SunTrust Banks, Inc.	47,500	1,902,850
U.S. Bancorp	83,325	3,609,639
Wells Fargo & Co.	46,850	2,462,436

		20,768,772
Beverages — 0.9%
Molson Coors Brewing Co., Class B	13,700	1,015,992
Capital Markets — 1.7%
The Goldman Sachs Group, Inc.	11,548	1,933,597
Chemicals — 1.4%
Cabot Corp.	9,424	546,498
The Dow Chemical Co.	20,000	1,029,200

		1,575,698
Commercial Services & Supplies — 1.2%
Tyco International Ltd.	29,525	1,346,340
Communications Equipment — 3.1%
Brocade Communications Systems, Inc.	97,294	895,105
Cisco Systems, Inc.	111,400	2,768,290

		3,663,395
Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	10,600	341,320
Consumer Finance — 2.6%
Discover Financial Services	49,135	3,045,387
Containers & Packaging — 0.4%
Packaging Corp. of America	7,200	514,728
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	4,665	590,402
The NASDAQ OMX Group, Inc.	4,025	155,445

		745,847
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	13,600	841,024

Common Stocks	Shares	Value
Energy Equipment & Services — 1.1%
Halliburton Co.	17,500	$1,242,675
Food & Staples Retailing — 3.2%
CVS Caremark Corp.	49,555	3,734,960
Health Care Equipment & Supplies — 1.9%
Medtronic, Inc.	34,300	2,186,968
Health Care Providers & Services — 4.9%
Aetna, Inc.	25,400	2,059,432
McKesson Corp.	1,500	279,315
UnitedHealth Group, Inc.	25,200	2,060,100
Universal Health Services, Inc., Class B	14,231	1,362,761

		5,761,608
Household Durables — 0.9%
Whirlpool Corp.	7,460	1,038,581
Household Products — 0.6%
The Procter & Gamble Co.	9,000	707,310
Industrial Conglomerates — 3.5%
3M Co.	17,575	2,517,443
General Electric Co.	60,275	1,584,027

		4,101,470
Insurance — 7.7%
American Financial Group, Inc.	15,600	929,136
American International Group, Inc.	65,700	3,585,906
The Chubb Corp.	18,425	1,698,232
Genworth Financial, Inc., Class A (a)	73,800	1,284,120
The Travelers Cos., Inc.	15,440	1,452,441

		8,949,835
IT Services — 1.2%
DST Systems, Inc.	9,100	838,747
Total System Services, Inc.	19,651	617,238

		1,455,985
Machinery — 1.8%
Kennametal, Inc.	10,500	485,940
Oshkosh Corp.	7,600	422,028
Parker Hannifin Corp.	9,736	1,224,107

		2,132,075
Media — 2.5%
Comcast Corp., Class A	54,700	2,936,296
Metals & Mining — 0.4%
Vale SA — ADR	32,400	428,652
Multiline Retail — 0.8%
Macy’s, Inc.	15,700	910,914
Oil, Gas & Consumable Fuels — 10.9%
BP PLC — ADR	38,600	2,036,150

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp.	4,320	$563,976
Exxon Mobil Corp.	34,400	3,463,392
Hess Corp.	16,200	1,602,018
Marathon Petroleum Corp.	24,039	1,876,725
PBF Energy, Inc., Class A	12,544	334,298
Suncor Energy, Inc.	48,095	2,050,290
Tesoro Corp.	13,489	791,400

		12,718,249
Paper & Forest Products — 1.2%
Domtar Corp.	32,450	1,390,483
Pharmaceuticals — 7.9%
Johnson & Johnson	7,775	813,421
Merck & Co., Inc.	73,505	4,252,264
Pfizer, Inc.	100,000	2,968,000
Teva Pharmaceutical Industries Ltd. — ADR	22,273	1,167,551

		9,201,236
Road & Rail — 0.8%
Norfolk Southern Corp.	8,800	906,664
Semiconductors & Semiconductor Equipment — 0.9%
Micron Technology, Inc. (a)	32,600	1,074,170
Software — 1.2%
CA, Inc.	8,900	255,786
Oracle Corp.	15,680	635,510
Symantec Corp.	21,400	490,060

		1,381,356

Common Stocks	Shares	Value
Specialty Retail — 2.1%
Lowe’s Cos., Inc.	50,400	$2,418,696
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	4,270	396,811
EMC Corp.	61,900	1,630,446
Hewlett-Packard Co.	48,727	1,641,125
SanDisk Corp.	7,500	783,225
Seagate Technology PLC	5,700	323,874
Western Digital Corp.	18,740	1,729,702

		6,505,183
Total Long-Term Investments (Cost — $84,184,219) — 97.3%		113,463,609

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	2,121,893	2,121,893
Total Short-Term Securities (Cost — $2,121,893) — 1.8%		2,121,893
Total Investments (Cost — $86,306,112) — 99.1%		115,585,502
Other Assets Less Liabilities — 0.9%		1,067,330

Net Assets — 100.0%		$116,652,832

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	722,380	1,399,513	2,121,893	$204
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$87

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$113,463,609	—	—	$113,463,609
Short-Term Securities	2,121,893	—	—	2,121,893
Total	$115,585,502	—	—	$115,585,502

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (cost — $84,184,219)	$113,463,609
Investments at value — affiliated (cost — $2,121,893)	2,121,893
Investments sold receivable	1,976,461
Capital shares sold receivable	317
Dividends receivable — unaffiliated	150,784
Receivable from Manager	18,980
Dividends receivable — affiliated	37
Prepaid expenses	664

Total assets	117,732,745

Liabilities
Investments purchased payable	871,611
Capital shares redeemed payable	58,648
Investment advisory fees payable	62,551
Transfer agent fees payable	61,415
Officer’s and Directors’ fees payable	2,541
Distribution fees payable	808
Other affiliates payable	243
Other accrued expenses payable	22,096

Total liabilities	1,079,913

Net Assets	$116,652,832

Net Assets Consist of
Paid-in capital	$77,770,516
Undistributed net investment income	706,403
Accumulated net realized gain	8,896,523
Net unrealized appreciation/depreciation	29,279,390

Net Assets	$116,652,832

Net Asset Value
Class I — Based on net assets of $110,943,004 and 8,000,867 shares outstanding, 100 million shares authorized, $0.10 par value	$13.87

Class II — Based on net assets of $4,257,621 and 306,715 shares outstanding, 100 million shares authorized, $0.10 par value	$13.88

Class III — Based on net assets of $1,452,207 and 105,744 shares outstanding, 100 million shares authorized, $0.10 par value	$13.73

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$1,160,029
Dividends — affiliated	204
Securities lending — affiliated — net	87
Foreign taxes withheld	(7,778)

Total income	1,152,542

Expenses
Investment advisory	438,668
Distribution — Class II	3,366
Distribution — Class III	1,879
Transfer agent	2,766
Transfer agent — Class I	115,396
Transfer agent — Class II	5,219
Transfer agent — Class III	1,649
Professional	21,020
Accounting services	14,087
Custodian	9,165
Officer and Directors	5,500
Printing	1,635
Miscellaneous	5,067

Total expenses	625,417
Less fees waived by Manager	(58,963)
Less transfer agent fees reimbursed — Class I	(115,396)
Less transfer agent fees reimbursed — Class II	(4,097)
Less transfer agent fees reimbursed — Class III	(822)

Total expenses after fees waived and reimbursed	446,139

Net investment income	706,403

Realized and Unrealized Gain (Loss)
Net realized gain from investments	9,341,988
Net change in unrealized appreciation/depreciation on investments	(4,528,848)

Total realized and unrealized gain	4,813,140

Net Increase in Net Assets Resulting from Operations	$5,519,543

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$706,403	$1,246,992
Net realized gain	9,341,988	9,709,677
Net change in unrealized appreciation/depreciation	(4,528,848)	21,903,430

Net increase in net assets resulting from operations	5,519,543	32,860,099

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(1,278,085)[1]
Class II	—	(49,280)[1]
Class III	—	(14,597)[1]
Net realized gain:
Class I	—	(7,663,096)[1]
Class II	—	(352,924)[1]
Class III	—	(119,242)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(9,477,224)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(10,860,427)	(3,815,851)

Net Assets
Total increase (decrease) in net assets	(5,340,884)	19,567,024
Beginning of period	121,993,716	102,426,692

End of period	$116,652,832	$121,993,716

Undistributed net investment income, end of period	$706,403	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.22	$10.73	$9.59	$9.80	$9.13	$8.11

Net investment income[1]	0.08	0.14	0.15	0.12	0.10	0.13
Net realized and unrealized gain (loss)	0.57	3.46	1.15	(0.19)	0.68	1.03

Net increase (decrease) from investment operations	0.65	3.60	1.30	(0.07)	0.78	1.16

Dividends and distributions from:
Net investment income	—	(0.16)[2]	(0.16)[2]	(0.14)[2]	(0.11)[2]	(0.14)[2]
Net realized gain	—	(0.95)[2]	—	—	—	—

Total dividends and distributions	—	(1.11)	(0.16)	(0.14)	(0.11)	(0.14)

Net asset value, end of period	$13.87	$13.22	$10.73	$9.59	$9.80	$9.13

Total Investment Return[3]
Based on net asset value	4.92%[4]	33.61%	13.58%	(0.76)%	8.61%	14.33%

Ratios to Average Net Assets
Total expenses	1.06%[5]	1.08%	1.01%	0.88%	0.86%	0.89%

Total expenses after fees waived and reimbursed	0.75%[5]	0.78%	0.82%	0.88%	0.86%	0.89%

Net investment income	1.22%[5]	1.10%	1.41%	1.13%	1.08%	1.66%

Supplemental Data
Net assets, end of period (000)	$110,943	$115,094	$97,758	$98,462	$121,090	$137,262

Portfolio turnover	17%	41%	114%	117%	161%	143%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.25	$10.75	$9.60	$9.81	$9.14	$8.12

Net investment income[1]	0.07	0.11	0.12	0.11	0.09	0.12
Net realized and unrealized gain (loss)	0.56	3.47	1.16	(0.19)	0.68	1.03

Net increase (decrease) from investment operations	0.63	3.58	1.28	(0.08)	0.77	1.15

Dividends and distributions from:
Net investment income	—	(0.13)[2]	(0.13)[2]	(0.13)[2]	(0.10)[2]	(0.13)[2]
Net realized gain	—	(0.95)[2]	—	—	—	—

Total dividends and distributions	—	(1.08)	(0.13)	(0.13)	(0.10)	(0.13)

Net asset value, end of period	$13.88	$13.25	$10.75	$9.60	$9.81	$9.14

Total Investment Return[3]
Based on net asset value	4.76%[4]	33.39%	13.35%	(0.89)%	8.47%	14.19%

Ratios to Average Net Assets
Total expenses	1.23%[5]	1.20%	1.18%	1.03%	1.01%	1.05%

Total expenses after fees waived and reimbursed	0.95%[5]	0.98%	1.00%	1.03%	1.00%	1.05%

Net investment income	1.04%[5]	0.90%	1.22%	0.99%	0.96%	1.40%

Supplemental Data
Net assets, end of period (000)	$4,258	$5,324	$3,682	$2,909	$2,239	$1,899

Portfolio turnover	17%	41%	114%	117%	161%	143%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,				Period January 27, 2009[1] to December 31, 2009
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.12	$10.66	$9.52	$9.74	$9.07	$7.63

Net investment income[2]	0.06	0.09	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss)	0.55	3.44	1.14	(0.20)	0.69	1.50

Net increase (decrease) from investment operations	0.61	3.53	1.26	(0.10)	0.77	1.58

Dividends and distributions from:
Net investment income	—	(0.12)[3]	(0.12)[3]	(0.12)[3]	(0.10)[3]	(0.14)[3]
Net realized gain	—	(0.95)[3]	—	—	—	—

Total dividends and distributions	—	(1.07)	(0.12)	(0.12)	(0.10)	(0.14)

Net asset value, end of period	$13.73	$13.12	$10.66	$9.52	$9.74	$9.07

Total Investment Return[4]
Based on net asset value	4.65%[5]	33.16%	13.26%	(1.09)%	8.46%	20.67%[5]

Ratios to Average Net Assets
Total expenses	1.32%[6]	1.33%	1.26%	1.13%	1.10%	1.15%[6]

Total expenses after fees waived and reimbursed	1.11%[6]	1.14%	1.15%	1.13%	1.10%	1.15%[6]

Net investment income	0.86%[6]	0.74%	1.13%	0.93%	0.85%	0.99%[6]

Supplemental Data
Net assets, end of period (000)	$1,452	$1,576	$987	$928	$607	$212

Portfolio turnover	17%	41%	114%	117%	161%	143%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 seperate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II Shares commenced operations on September 30, 2004. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ stock market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014 any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. The Manager voluntarily agreed to waive 0.10% of its investment advisory fees. This amount of $474 is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $573 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed – class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary. For the six months ended June 30, 2014, the Manager waived $58,489, which is included in fees waived by Manager in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $27 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $36,061.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $19,340,895 and $32,115,858, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$88,313,721

Gross unrealized appreciation	$27,490,004
Gross unrealized depreciation	(218,223)

Net unrealized appreciation	$27,271,781

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which,

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	96,510	$1,283,574	236,875	$2,950,888
Shares issued in reinvestment of dividends and distributions	—	—	680,295	8,941,181
Shares redeemed	(799,782)	(10,690,768)	(1,326,356)	(16,728,738)

Net decrease	(703,272)	$(9,407,194)	(409,186)	$(4,836,669)

Class ll
Shares sold	73,926	$987,557	242,343	$2,949,443
Shares issued in reinvestment of dividends and distributions	—	—	30,534	402,204
Shares redeemed	(169,066)	(2,249,206)	(213,552)	(2,657,091)

Net increase (decrease)	(95,140)	$(1,261,649)	59,325	$694,556

Class lll
Shares sold	8,037	$107,436	49,308	$602,306
Shares issued in reinvestment of dividends and distributions	—	—	10,261	133,838
Shares redeemed	(22,406)	(299,020)	(32,046)	(409,882)

Net increase (decrease)	(14,369)	$(191,584)	27,523	$326,262

Total Net Decrease	(812,781)	$(10,860,427)	(322,338)	$(3,815,851)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.070572	$0.116873
Class II	$0.070572	$0.116873
Class III	$0.070572	$0.116873

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance. Fund management believes that this addition to the performance benchmarks more accurately reflects the investment strategy of the Fund.

•

For the six-month period ended June 30, 2014, the Fund underperformed its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% Citigroup World Government Bond Index (“WGBI”) (hedged into USD)), but outperformed its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s positioning around a Japanese reflation theme, specifically, an overweight to Japanese equities and underweight to the yen, detracted from performance as the Japanese stock market lagged other international developed markets over the period. An overweight to U.S. financials also weighed on returns as the sector lagged broader domestic equities during the period. Lastly, a higher allocation to cash and cash equivalents detracted from relative results as both equities and fixed income broadly generated positive performance for the period.

•

Conversely, the Fund’s overweight to equities in the United States contributed positively to performance as the domestic economy rebounded strongly from a disappointing first quarter, driving U.S. stocks higher to end the six-month period as one of the world’s strongest performing equity markets. The Fund’s overweight equity positions in Germany and France and underweight in the euro, reflecting a eurozone recovery theme, modestly added to performance. An underweight to Australian equities and overweight to Australian bonds enhanced results as these positions benefited from the view that Australian growth will continue to slow, partially due to deteriorating exports to China.

Describe recent portfolio activity.

•

Based on the view that U.S. economic growth is set to accelerate in the coming months, the Fund maintained overweight positions in the U.S. dollar and U.S. equities, with an emphasis on pro-cyclical U.S. sectors.

•

A second theme expressed in the Fund is an ongoing slowdown in the emerging markets and the impact of this trend on developed economies tied to emerging market growth. In the latter half of the period, the Fund initiated an Australian bond overweight predicated on the belief that China’s transition to a lower growth model will likely result in reduced global demand for iron ore, thereby hindering growth prospects in Australia’s mining-dependent economy. The Fund also maintained an underweight position in Australian equities.

•

In Japan, structural reforms, along with existing tightness in labor markets, have the potential to place the nation on a higher-inflation, higher-growth trajectory over the medium term. During the period, the Fund realized losses on a yen underweight, preferring to express a bullish view on Japanese reflation by increasing the overweight to Japanese equities.

•

The Fund continued to be positioned to benefit from economic recovery in the eurozone. During the period, the Fund increased and broadened European equity exposure, introducing positions in peripheral economies such as Italy and Spain, while maintaining existing overweights to the key core economies of Germany and France.

•	The Fund held a higher-than-usual allocation to cash as a means of reducing overall portfolio volatility.

Describe portfolio positioning at period end.

•

Relative to its blended benchmark, the Fund ended the period overweight in equities and underweight in fixed income. This positioning reflects the view that improving economic growth and easy global monetary policy will continue to create a favorable backdrop for equities. The Fund maintained exposure to several investment themes, including improving U.S. growth, Japanese reflation, eurozone recovery and a slowdown in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	This customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury Securities. Effective June 2, 2014, the Fund added this additional performance benchmark because Fund management believes it reflects the investment strategy of the Fund.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month
	Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	2.22%	12.08%	10.75%	4.89%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	5.12	13.68	9.30	6.44
MSCI ACWI	6.18	22.95	14.28	7.46
Citigroup WGBI (hedged into USD)	3.93	4.81	3.86	4.59
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02	0.05	0.11	1.63

[7]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,022.20	$5.72	$1,000.00	$1,019.14	$5.71	1.14%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.05%, 10/25/34	$7	$6,938
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34	8	7,231
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.41%, 6/25/35	4	3,962
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.43%, 4/25/35	2	2,121
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.65%, 9/25/34	14	10,321
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35	15	14,417
Total Asset-Backed Securities — 0.2%		44,990

Investment Companies	Shares
Energy Select Sector SPDR Fund	8,403	841,140
Financial Select Sector SPDR Fund	33,835	769,408
iShares 1-3 Year Credit Bond ETF (b)	10,156	1,073,286
iShares Core Total U.S. Bond Market ETF (b)	24,611	2,692,443
iShares MSCI EAFE ETF (b)	27,461	1,877,509
SPDR Barclays International Treasury Bond ETF	80,574	4,898,094
Technology Select Sector SPDR Fund	20,521	786,980
Total Investment Companies — 57.1%		12,938,860

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$33	$26,806
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(c)	28	28,058
Series 2011-5R, Class 2A1, 2.83%, 8/27/46 (a)(c)	25	23,804
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (a)	7	6,959
Total Non-Agency Mortgage-Backed Securities — 0.4%		85,627
Total Long-Term Investments (Cost — $12,801,552) — 57.7%		13,069,477

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(d)	9,135,593	9,135,593
Total Short-Term Securities (Cost — $9,135,593) — 40.3%		9,135,593
Total Investments (Cost — $21,937,145) — 98.0%		22,205,070
Other Assets Less Liabilities — 2.0%		462,047

Net Assets — 100.0%		$22,667,117

Portfolio Abbreviations
ETF	Exchange Traded Fund	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
EUR	Euro	KRW	South Korean Won	TWD	New Taiwan Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	4,965,981	4,169,612	[1]	—		9,135,593	$9,135,593	$1,174	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	[1]	—	[2]	—	—	$199	—
iShares 1-3 Year Credit Bond ETF	10,156	—		—		10,156	$1,073,286	$4,162	—
iShares Core Total U.S. Bond Market ETF	24,611	—		—		24,611	$2,692,443	$25,005	—
iShares MSCI EAFE ETF	18,186	16,269		6,994		27,461	$1,877,509	$46,030	$65,231
iShares MSCI Emerging Markets ETF	22,585	—		22,585		—	—	—	$(43,254)
iShares MSCI Mexico Capped Investable Market ETF	1,037	—		1,037		—	—	—	$(6,655)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
3	CAC 40 Index	NYSE Liffe	July 2014	$181,651	$(4,567)
3	IBEX 35 Index	Madrid	July 2014	$445,933	(5,988)
5	Australian Government Bonds (10 Year)	Sydney	September 2014	$567,998	11,124
1	DAX Index	Eurex	September 2014	$337,516	(2,827)
19	Euro STOXX 50 Index	Eurex	September 2014	$840,860	(8,437)
3	FTSE/MIB Index	Milan	September 2014	$437,553	(16,857)
12	Nikkei 225 Index	Osaka	September 2014	$1,795,765	15,355
(14)	EUR Currency Futures	Chicago Mercantile	September 2014	$2,397,150	(21,901)
(16)	JPY Currency Futures	Chicago Mercantile	September 2014	$197,600,000	(11,830)
(14)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	$1,752,406	(2,316)
Total					$(48,244)

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contract Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TAIEX Future Contract July 2014	TWD	25,574,662	[1]	Deutsche Bank AG	7/16/14	14	$14,647	—	$14,647
KOSPI 200 Future Contract September 2014	KRW	792,008,400	[1]	Credit Suisse International	9/11/14	6	(10,081)	—	(10,081)
Total							$4,566	—	$4,566

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$44,990	—	$44,990
Investment Companies	$12,938,860	—	—	12,938,860
Non-Agency Mortgage-Backed Securities	—	85,627	—	85,627
Short-Term Securities	9,135,593	—	—	9,135,593
Total	$22,074,453	$130,617	—	$22,205,070

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$15,355	$14,647	—	$30,002
Interest rate contracts	11,124	—	—	11,124
Liabilities:
Equity contracts	(38,676)	(10,081)	—	(48,757)
Foreign currency exchange contracts	(33,731)	—	—	(33,731)
Interest rate contracts	(2,316)	—	—	(2,316)
Total	$(48,244)	$4,566	—	$(43,678)

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$97,194	—	—	$97,194
Foreign currency at value	51,300	—	—	51,300
Cash pledged for financial futures contracts	348,000	—	—	348,000
Total	$496,494	—	—	$496,494

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $7,260,177)	$7,426,239
Investments at value — affiliated (cost — $14,676,968)	14,778,831
Cash	97,194
Cash pledged for financial futures contracts	348,000
Foreign currency at value (cost — $51,041)	51,300
Variation margin receivable on financial futures contracts	7,741
Investments sold receivable	4,636
Dividends receivable — affiliated	46,261
Receivable from Manager	3,764
Interest receivable	308
Unrealized appreciation on OTC swaps	14,647
Prepaid expenses	1,717

Total assets	22,780,638

Liabilities
Professional fees payable	46,882
Capital shares redeemed payable	37,626
Unrealized depreciation on OTC swaps	10,081
Investment advisory fees payable	988
Officer’s and Directors’ fees payable	4,438
Variation margin payable on financial futures contracts	13,422
Other affiliates payable	84

Total liabilities	113,521

Net Assets	$22,667,117

Net Assets Consist of
Paid-in capital	$21,205,415
Undistributed net investment income	21,359
Undistributed net realized gain	1,215,837
Net unrealized appreciation/depreciation	224,506

Net Assets	$22,667,117

Net Asset Value
Class I — Based on net assets of $22,667,117 and 1,539,024 shares outstanding, 100 million shares authorized, $0.10 par value	$14.73

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — unaffiliated	$75,112
Dividends — affiliated	76,371
Interest	2,432
Securities lending — affiliated — net	199
Foreign taxes withheld	(4)

Total income	154,110

Expenses
Investment advisory	63,298
Professional	59,306
Transfer agent	2,380
Transfer agent — Class I	23,200
Custodian	7,997
Printing	2,249
Accounting services	1,938
Officer and Directors	1,518
Miscellaneous	7,288

Total expenses	169,174
Less fees waived by Manager	(15,059)
Less transfer agent fees reimbursed — Class I	(23,200)

Total expenses after fees waived and/or reimbursed	130,915

Net investment income	23,195

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	750,923
Investments — affiliated	15,322
Financial futures contracts	213,652
Swaps	37,698
Foreign currency transactions	1,927

1,019,522

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(383,806)
Investments — affiliated	91,742
Financial futures contracts	(257,230)
Swaps	4,566
Foreign currency translations	(403)

(545,131)

Total realized and unrealized gain	474,391

Net Increase in Net Assets Resulting from Operations	$497,586

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

Decrease in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$23,195	$117,475
Net realized gain	1,019,522	4,070,830
Net change in unrealized appreciation/depreciation	(545,131)	(1,243,506)

Net increase in net assets resulting from operations	497,586	2,944,799

Dividends and Distributions to Shareholders From
Net investment income	—	(209,940)[1]
Net realized gain	—	(671,195)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(881,135)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,922,513)	(3,946,789)

Net Assets
Total decrease in net assets	(1,424,927)	(1,883,124)
Beginning of period	24,092,044	25,975,168

End of period	$22,667,117	$24,092,044

Undistributed (distributions in excess of) net investment income, end of period	$21,359	$(1,836)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,

		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.41	$13.28	$12.26	$12.07	$11.30	$9.79

Net investment income[1]	0.01	0.07	0.20	0.21	0.18	0.22
Net realized and unrealized gain	0.31	1.60	1.01	0.26	0.81	1.53

Net increase from investment operations	0.32	1.67	1.21	0.47	0.99	1.75

Dividends and distributions from:
Net investment income	—	(0.13)[2]	(0.19)[2]	(0.28)[2]	(0.22)[2]	(0.24)[2]
Net realized gain	—	(0.41)[2]	—	—	—	—

Total dividends and distributions	—	(0.54)	(0.19)	(0.28)	(0.22)	(0.24)

Net asset value, end of period	$14.73	$14.41	$13.28	$12.26	$12.07	$11.30

Total Investment Return[3]
Based on net asset value	2.22%[4]	12.62%	9.88%	3.84%	8.76%	17.93%

Ratios to Average Net Assets
Total expenses	1.47%[5,6]	1.78%[5]	1.36%	1.16%	1.14%	1.08%

Total expenses after fees waived and/or reimbursed	1.14%[5,6]	1.23%[5]	1.22%	1.14%	1.14%	1.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.14%[5,6]	1.23%[5]	1.22%	1.13%	1.10%	1.07%

Net investment income	0.20%[5,6]	0.47%[5]	1.49%	1.71%	1.60%	2.19%

Supplemental Data
Net assets, end of period (000)	$22,667	$24,092	$25,975	$26,860	$29,641	$31,498

Portfolio turnover	59%	241%[7]	502%[7]	570%[7]	730%[7]	381%[7]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	2013	2012	2011	2010	2009

Portfolio turnover (excluding mortgage dollar roll transactions)	—	229%	400%	400%	547%	263%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Notes to Financial Statements (Unaudited)	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts and swaps), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$11,124	$2,316
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]	—	33,731
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps	30,002	48,757
Total		$41,126	$84,804

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$7,259	$11,159
Foreign currency exchange contracts:
Financial futures contracts	(5,014)	(65,610)
Equity contracts:
Financial futures contracts	211,407	(202,779)
Swaps	37,698	4,566

Total	$251,350	$(252,664)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	60
Average number of contracts sold	55
Average notional value of contracts purchased	$5,263,150
Average notional value of contracts sold	$212,776,515
Total return swaps:
Average number of contracts	2
Average notional value	$1,175,140

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund and

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$7,741	$13,422
Swaps-OTC[1]	14,647	10,081

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$22,388	$23,503

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(7,741)	$(13,422)

Total derivative assets and liabilities subject to an MNA	$14,647	$10,081

[1]	Includes unrealized appreciation/depreciation on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$14,647	—	—	—	$14,647

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Liabilities[2]
Credit Suisse International	$10,081	—	—	—	$10,081

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by Manager of its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $2,433.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”), BlackRock (Singapore) Limited (“BSL”) and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager. The Manager pays BIL, BNA, BSL and BFM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, was terminated. As of March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as a sub-adviser.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $145 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. Effective May 1, 2014, the Manager has contractually agreed to reimburse all such fees for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — Class I in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets is 1.00% for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to June 1, 2014, the expense limitation as a percentage of average daily net assets was 1.25% for Class I Shares. Prior to May 1, 2014, the 1.25% waiver and/or reimbursement was voluntary. In addition, BlackRock had contractually agreed to waive 0.05% of its management fee until May 1, 2014. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $12,626.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid $85 to BIM for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

6. Purchases and Sales:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the six months ended June 30, 2014, were $9,135,952 and $15,027,395, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$21,952,720

Gross unrealized appreciation	$305,948
Gross unrealized depreciation	(53,598)

Net unrealized appreciation	$252,350

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Class I	Shares	Amount	Shares	Amount
Shares sold	5,645	$82,000	8,231	$118,103
Shares issued in reinvestment of dividends and distributions	—	—	61,371	881,135
Shares redeemed	(138,765)	(2,004,513)	(353,436)	(4,946,027)

Net decrease	(133,120)	$(1,922,513)	(283,834)	$(3,946,789)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issues and the following item was noted:

The Fund paid a long-term capital gain distribution of $0.250554 per share on July 18, 2014 to shareholders of record on July 16, 2014.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Money Market V.I. Fund

For the six-month period ended June 30, 2014

Severe winter weather and declining inventories weighed on U.S. economic growth early in 2014. After growing at 2.6% in the fourth quarter of 2013, U.S. gross domestic product (“GDP”) contracted by 2.9% in the first quarter of 2014. However, economic reports showed signs of improvement in the months that followed, leading to forecasts for a strong rebound in GDP growth for the second quarter. Additionally, broad inflation measures, after running below the U.S. Federal Reserve’s (the “Fed”) 2% target rate for nearly two years, began to increase. With the goal of keeping long-term interest rates low, the Fed maintained their course during the six-month period, making no change to its target range for the federal funds rate of 0.00% to 0.25% and continuing to gradually pare down its asset purchase programs by $10 billion at each of its scheduled meetings in January, March, April and June, with the monthly purchase amount standing at $35 billion as of period end. If the Fed continues to maintain its measured pace of monthly reductions, its asset purchase programs will end in October of this year. In a change of leadership, Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the Fed in February. Recent comments made by Chairwoman Yellen have been interpreted by the market as dovish given that she downplayed the recent uptick in inflation data and indicated that the Fed was willing to tolerate inflation rates moving above its 2% target, at least in the short-term, as long as the unemployment rate remains elevated. She also reiterated the Fed’s expectation that its low target range for the federal funds rate will continue to be warranted for a considerable period of time following the conclusion of the monthly asset purchase programs.

In Europe, the Bank of England (“BOE”) made no material changes to monetary policy over the first half of 2014, keeping its bank rate steady at 0.5% and maintaining the size of its asset purchase program at 375 billion pound sterling. This patience may be short-lived, however, as BOE Governor Mark Carney hinted that a rate hike may soon be necessary to contain Britain’s booming housing market. In the eurozone, inflation measures continued to slip, falling to below half the European Central Bank’s (“ECB”) target rate of 2%. In an effort to spur growth and combat deflationary pressures, the ECB cut its key rates by 0.1%, marking a bold move to a negative deposit rate, and enhanced its lending programs targeted at credit-starved small- and medium-sized companies as well as individuals.

London Interbank Offered Rates (“LIBOR”) notched lower over the six months amid highly accommodative monetary policy, coupled with decreasing supply in the money market space. As commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets, the three-month LIBOR fell by 0.03% to end the period at 0.23%, just slightly above its historic low of 0.22% reached in early May. With the debt-ceiling extended until March 2015, rates on U.S. Treasury bills fell near their all-time lows as demand continued to outweigh supply. The amount of Treasury bills outstanding declined as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) – the first new structure issued in almost 17 years. Treasury FRN issuance totaled $82 billion in the first half of 2014. Much of the void resulting from the diminished supply of Treasury bills has been filled by the Fed’s fixed-rate reverse repo facility, which has proven very popular with investors. Use of this facility peaked at $340 billion on June 30th as other investment alternatives were limited.

The impact of the Fed’s ongoing near-zero interest rate policy continued to be evident in in the short-term municipal market. Yields remained low on variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.06%, while ranging between a high of 0.12% and a low of 0.03% during the six-month period. Increased demand and diminished issuance have combined to keep yields low on VRDN securities. Demand for VRDN securities increased throughout the period as money market mutual funds looked to replace a reduced amount of one-year, fixed-rate note issuance and bond funds pursued a more defensive investment alternative to mitigate the risk of rising interest rates. New VRDN security issuance remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. The muted VRDN issuance during the period consisted mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. As the Fed winds down its asset purchase program, market participants have become increasingly focused on the potential for a normalization of policy, specifically with respect to when short-term interest rates may rise.

While state and local municipalities have continued to experience improvement in tax receipts, they have also continued to limit spending and reduce debt. In this environment, new-issue supply of one-year fixed-rate notes is anticipated to decline in 2014. Thus far, new-issue supply for the first six months of 2014 is nearly 14% lower as compared to the same six-month period last year. One-year municipal notes generally offer investors an opportunity to lock in a yield that is more stable than that of VRDN securities and for a longer period of time. In addition to traditional short-term money market participants, increased demand for one-year municipal notes was driven by bond funds seeking to shorten their duration (reduce sensitivity to interest rate risk) during the period. The combination of lower new issuance and increased demand contributed to the yield on one-year fixed-rate municipal notes declining over the six months to close the period at 0.11%, representing only a nominal premium for the extension risk as compared to VRDN securities. As such, the one-month to one-year municipal yield curve remained extremely flat while credit spreads continued to tighten as investors pursued higher-yielding issues.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Fund Summary as of June 30, 2014	BlackRock Money Market V.I. Fund

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	41%
U.S. Government Sponsored Agency Obligations	16
Repurchase Agreements	14
Certificates of Deposit	13
U.S. Treasury Obligations	8
Municipal Bonds	8

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$0.84	$1,000.00	$1,023.95	$0.85	0.17%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 13.4%
BMO Harris Bank N.A., 0.19%, 8/14/14	$5,000	$5,000,000
Citibank N.A.:
0.23%, 11/07/14	3,000	3,000,000
0.24%, 11/21/14	3,000	3,000,000
State Street Bank & Trust Co., 0.20%, 9/08/14	8,000	8,000,000
Wells Fargo Bank N.A., 0.22%, 11/26/14 (a)	7,000	7,000,000
Total Certificates of Deposit — 13.4%		26,000,000

Commercial Paper (b)
Cafco LLC, 0.24%, 8/04/14	4,000	3,999,093
Chariot Funding LLC, 0.22%, 10/09/14	2,500	2,498,472
Ciesco LLC, 0.21%, 8/14/14	5,200	5,198,665
Collateralized Commercial Paper Co. LLC:
0.30%, 8/ 01/14	2,000	1,999,483
0.27%, 10/23/14	3,700	3,696,838
CRC Funding LLC, 0.16%, 8/06/14	2,500	2,499,600
Credit Agricole North America, Inc.:
0.25%, 9/04/14	2,000	1,999,097
0.25%, 9/12/14	7,000	6,996,451
Gemini Securitization Corp. LLC, 0.12%, 7/01/14	3,000	3,000,000
General Electric Capital Corp., 0.19%, 10/27/14	9,000	8,994,395
ING U.S. Funding LLC:
0.23%, 9/17/14	4,000	3,998,007
0.23%, 10/01/14	5,000	4,997,061
Natixis U.S. Finance Co. LLC, 0.05%, 7/01/14	6,567	6,567,000
Rabobank USA Financial Corp., 0.21%, 11/12/14	8,000	7,993,747
Sheffield Receivables Corp., 0.21%, 7/14/14	5,000	4,999,621
Societe Generale North America, Inc., 0.17%, 7/09/14	4,600	4,599,826
Working Capital Management, 0.15%, 8/01/14	5,000	4,999,354
Total Commercial Paper — 40.9%		79,036,710

Municipal Bonds (c)
Blount County Public Building Authority RB (Solar Eclipse Project) Eclipse Funding Trust Series 2007-B-12-A-0005 VRDN (US Bank N.A. LOC), 0.06%, 7/07/14 (d)(e)	1,900	1,900,000
New York State HFA RB (10 Barclay Street Project) Series 2004A VRDN (Fannie Mae Guaranty), 0.05%, 7/07/14	5,000	5,000,000
New York State HFA RB (Biltmore Tower Housing Project) Series 2002A VRDN (Fannie Mae Guaranty), 0.04%, 7/07/14	3,000	3,000,000

Municipal Bonds (c)	Par (000)	Value
New York State HFA RB (Victory Housing Project) Series 2001A VRDN (Freddie Mac Liquidity Agreement), 0.04%, 7/07/14	$5,000	$5,000,000
Total Municipal Bonds — 7.7%		14,900,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes, 0.12%, 02/27/15 (a)	2,000	1,999,668
Federal Farm Credit Bank Variable Rate Notes: (a)
0.09%, 8/26/14	4,500	4,499,931
0.18%, 7/20/15	2,300	2,301,235
Federal Home Loan Bank Discount Notes,
0.08%, 8/15/14 (b)	2,200	2,199,794
Federal Home Loan Bank Variable Rate Notes: (a)
0.10%, 08/20/14	8,000	8,000,000
0.09%, 08/21/14	5,000	5,000,000
0.09%, 09/05/14	3,000	2,999,945
Freddie Mac Variable Rate Notes, 0.14%, 11/25/15 (a)	4,000	4,000,000
Total U.S. Government Sponsored Agency Obligations — 16.0%		31,000,573

U.S. Treasury Obligations
U.S. Treasury Bills, 0.11%, 6/25/15 (b)	1,500	1,498,317
U.S. Treasury Notes:
0.25%, 11/30/14	1,500	1,501,164
0.25%, 1/31/15	4,000	4,002,270
0.25%, 7/15/15	4,000	4,003,948
0.07%, 1/31/16 (a)	2,000	1,999,229
0.09%, 4/30/16 (a)	1,900	1,900,000
Total U.S. Treasury Obligations — 7.7%		14,904,928

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.15%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $4,483,019, collateralized by Ginnie Mae Bond, 3.00% due at 8/20/42, aggregate original par and fair value of $8,148,887 and $4,796,810, respectively)	4,483	4,483,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $4,796,810)		4,483,000

Portfolio Abbreviations

HFA	Housing Finance Agency	SBPA	Stand-by Bond Purchase	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit		Agreement
RB	Revenue Bonds

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.15%, 7/03/14 (Purchased on 6/26/14 to be repurchased at $16,000,467, collateralized by Ginnie Mae Bonds, 5.93% to 5.95% due from 6/20/41 to 1/20/44, aggregate original par and fair value of $152,801,759 and $17,120,000, respectively)	$16,000	$16,000,000
Total Value of Goldman Sachs & Co. (collateral value of $17,120,000)		16,000,000
Mizuho Securities USA, Inc., 1.11%, 8/01/14 (c) (Purchased on 3/04/13 to be repurchased at $2,133,346, collateralized by various U.S. government sponsored agency obligations, 3.00% to 6.35% due from 12/20/40 to 10/25/41, aggregate original par and fair value of $17,214,123 and $2,243,943, respectively)	2,100	2,100,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.12%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $5,000,017, collateralized by various U.S. government sponsored agency and U.S. Treasury obligations, 4.50% to 8.88% due from 2/15/19 to 10/25/41, aggregate original par and fair value of $47,384,579 and $5,339,891, respectively)	$5,000	$5,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $7,583,834)		7,100,000
Total Repurchase Agreements — 14.3%		27,583,000
Total Investments (Cost — $193,425,211*) — 100.0%		193,425,211
Other Assets Less Liabilities — 0.0%		67,680

Net Assets — 100.0%		$193,492,891

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$193,425,211	—	$193,425,211

[1]	See above Schedule of Investments for values in each security type.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Money Market V.I. Fund

Assets
Investments at value (cost — $165,842,211)	$165,842,211
Repurchase agreements at value (cost — $27,583,000)	27,583,000
Capital shares sold receivable	241,939
Interest receivable	19,155
Receivable from Manager	12,790
Prepaid expenses	731

Total assets	193,699,826

Liabilities
Capital shares redeemed payable	127,521
Transfer agent fees payable	40,350
Investment advisory fees payable	19,322
Officer’s and Directors’ fees payable	2,854
Other affiliates payable	481
Other accrued expenses payable	16,407

Total liabilities	206,935

Net Assets	$193,492,891

Net Assets Consist of
Paid-in capital	$193,483,711
Accumulated net realized gain	9,180

Net Assets	$193,492,891

Net Asset Value
Class I — Based on net assets of $193,492,891 and 193,487,853 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Money Market V.I. Fund

Investment Income
Interest	$163,253

Expenses
Investment advisory	468,607
Transfer agent	63,742
Professional	26,197
Officer and Directors	5,504
Printing	873
Miscellaneous	12,947

Total expenses	577,870
Less fees waived by Manager	(355,424)
Less transfer agent fees reimbursed	(59,226)

Total expenses after fees waived and/or reimbursed	163,220

Net investment income	33

Realized Gain
Net realized gain from investments	9,089

Net Increase in Net Assets Resulting from Operations	$9,122

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Statements of Changes in Net Assets	BlackRock Money Market V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$33	$69
Net realized gain	9,089	6,758

Net increase in net assets resulting from operations	9,122	6,827

Dividends and Distributions to Shareholders From
Net investment income	(33)	(69)[1]
Net realized gain	—	(7,034)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(33)	(7,103)

Capital Share Transactions
Proceeds from sales of shares	59,465,201	145,081,146
Reinvestment of dividends and distributions	33	7,402
Cost of shares redeemed	(45,551,279)	(164,406,782)

Net increase (decrease) in net assets derived from capital share transactions	13,913,955	(19,318,234)

Net Assets
Total increase (decrease) in net assets	13,923,044	(19,318,510)
Beginning of period	179,569,847	198,888,357

End of period	$193,492,891	$179,569,847

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Money Market V.I. Fund

	Class I
	Six Months
	Ended
	June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0014
Net realized and unrealized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000	0.0015

Dividends and distributions from:
Net investment income	(0.0000)[3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0014)[2]
Net realized gains	—	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0001)[2]

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0015)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.16%

Ratios to Average Net Assets
Total expenses	0.62%[6]	0.63%	0.61%	0.58%	0.58%	0.62%

Total expenses after fees waived and/or reimbursed	0.17%[6]	0.20%	0.25%	0.24%	0.30%	0.48%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.15%

Supplemental Data
Net assets, end of period (000)	$193,493	$179,570	$198,888	$235,527	$236,788	$307,482

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Notes to Financial Statements (Unaudited)	BlackRock Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Money Market V.I. Fund

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Investment
Average Daily Net Assets	Advisory Fee
First $1 Billion.	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.400%
$3 Billion — $4 Billion	0.375%
$4 Billion — $7 Billion	0.350%
$7 Billion — $10 Billion	0.325%
$10 Billion — $ 15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by Manager.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $944 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.02% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent DIrectors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I until May 1, 2015. The Manager has agreed not ot reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Notes to Financial Statements (concluded)	BlackRock Money Market V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

6. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share, which is included in the Statements of Changes in Net Assets.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain distribution of 0.000001 per share on July 18, 2014 to shareholders of record on July 16, 2014.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2014, the Fund’s Class I and Class II shares returned 6.90% and 6.84%, respectively, while the benchmark S&P 500® Index returned 7.14%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

•

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States, also contributed to the sell-off in equities.

•

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

•

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

•

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

•

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product (“GDP”) numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	13
Consumer Discretionary	12
Energy	11
Industrials	10
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500®Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.90%	24.07%	18.40%	7.43%
Class II4	6.84	23.95	18.27	7.26	[6]
S&P 500® Index	7.14	24.61	18.83	7.78

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,069.00	$1.85	$1,000.00	$1,023.01	$1.81	0.36%
Class II	$1,000.00	$1,068.40	$2.62	$1,000.00	$1,022.27	$2.56	0.51%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
The Boeing Co.	7,640	$972,037
General Dynamics Corp.	3,713	432,750
Honeywell International, Inc.	8,922	829,300
L-3 Communications Holdings, Inc.	987	119,180
Lockheed Martin Corp.	3,036	487,976
Northrop Grumman Corp.	2,433	291,060
Precision Castparts Corp.	1,647	415,703
Raytheon Co.	3,567	329,056
Rockwell Collins, Inc.	1,554	121,430
Textron, Inc.	3,206	122,758
United Technologies Corp.	9,605	1,108,897

		5,230,147
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	1,677	106,976
Expeditors International of Washington, Inc.	2,280	100,685
FedEx Corp.	3,172	480,177
United Parcel Service, Inc., Class B	8,027	824,052

		1,511,890
Airlines — 0.3%
Delta Air Lines, Inc.	9,632	372,951
Southwest Airlines Co.	7,851	210,878

		583,829
Auto Components — 0.4%
BorgWarner, Inc.	2,614	170,407
Delphi Automotive PLC	3,163	217,425
The Goodyear Tire & Rubber Co.	3,147	87,424
Johnson Controls, Inc.	7,591	379,019

		854,275
Automobiles — 0.7%
Ford Motor Co.	45,037	776,438
General Motors Co.	14,979	543,738
Harley-Davidson, Inc.	2,496	174,346

		1,494,522
Banks — 5.9%
Bank of America Corp.	119,807	1,841,434
BB&T Corp.	8,185	322,735
Citigroup, Inc.	34,596	1,629,472
Comerica, Inc.	2,097	105,186
Fifth Third Bancorp	9,659	206,220
Huntington Bancshares, Inc.	9,525	90,869
JPMorgan Chase & Co.	43,102	2,483,537
KeyCorp	10,093	144,633
M&T Bank Corp.	1,487	184,462
The PNC Financial Services Group, Inc. (a)	6,090	542,315
Regions Financial Corp.	15,706	166,798
SunTrust Banks, Inc.	6,065	242,964
U.S. Bancorp	20,663	895,121
Wells Fargo & Co.	54,585	2,868,988
Zions Bancorp	2,144	63,184

		11,787,918
Beverages — 2.1%
Brown-Forman Corp., Class B	1,863	175,439
The Coca-Cola Co.	43,047	1,823,471
Coca-Cola Enterprises, Inc.	2,648	126,521
Constellation Brands, Inc., Class A (b)	1,916	168,857
Dr. Pepper Snapple Group, Inc.	2,251	131,864
Molson Coors Brewing Co., Class B	1,814	134,526
Monster Beverage Corp. (b)	1,559	110,736
PepsiCo, Inc.	17,260	1,542,008

		4,213,422

Common Stocks	Shares	Value
Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc. (b)	2,244	$350,625
Amgen, Inc.	8,622	1,020,586
Biogen Idec, Inc. (b)	2,701	851,652
Celgene Corp. (b)	9,208	790,783
Gilead Sciences, Inc. (b)	17,490	1,450,096
Regeneron Pharmaceuticals, Inc. (b)	908	256,483
Vertex Pharmaceuticals, Inc. (b)	2,675	253,269

		4,973,494
Building Products — 0.1%
Allegion PLC (b)	1,012	57,360
Masco Corp.	4,015	89,133

		146,493
Capital Markets — 2.1%
Affiliated Managers Group, Inc. (b)	629	129,197
Ameriprise Financial, Inc.	2,165	259,800
The Bank of New York Mellon Corp.	12,990	486,865
BlackRock, Inc. (a)	1,425	455,430
The Charles Schwab Corp.	13,364	359,892
E*Trade Financial Corp. (b)	3,249	69,074
Franklin Resources, Inc.	4,579	264,849
The Goldman Sachs Group, Inc.	4,736	792,996
Invesco Ltd.	4,911	185,390
Legg Mason, Inc.	1,170	60,033
Morgan Stanley	15,906	514,241
Northern Trust Corp.	2,531	162,515
State Street Corp.	4,895	329,238
T. Rowe Price Group, Inc.	3,010	254,074

		4,323,594
Chemicals — 2.5%
Air Products & Chemicals, Inc.	2,426	312,032
Airgas, Inc.	754	82,118
CF Industries Holdings, Inc.	593	142,634
The Dow Chemical Co.	13,712	705,619
E.I. du Pont de Nemours & Co.	10,458	684,371
Eastman Chemical Co.	1,695	148,058
Ecolab, Inc.	3,070	341,814
FMC Corp.	1,533	109,134
International Flavors & Fragrances, Inc.	930	96,980
LyondellBasell Industries NV, Class A	4,744	463,252
Monsanto Co.	5,976	745,446
The Mosaic Co.	3,684	182,174
PPG Industries, Inc.	1,571	330,146
Praxair, Inc.	3,334	442,889
The Sherwin-Williams Co.	960	198,634
Sigma-Aldrich Corp.	1,345	136,491

		5,121,792
Commercial Services & Supplies — 0.5%
The ADT Corp.	1,985	69,356
Cintas Corp.	1,153	73,262
Iron Mountain, Inc.	1,918	67,993
Pitney Bowes, Inc.	2,270	62,697
Republic Services, Inc.	3,025	114,859
Stericycle, Inc. (b)(c)	960	113,683
Tyco International Ltd.	5,273	240,449
Waste Management, Inc.	4,904	219,356

		961,655
Communications Equipment — 1.7%
Cisco Systems, Inc.	58,277	1,448,183
F5 Networks, Inc. (b)	863	96,173
Harris Corp.	1,216	92,112
Juniper Networks, Inc. (b)	5,372	131,829

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Motorola Solutions, Inc.	2,556	$170,153
QUALCOMM, Inc.	19,223	1,522,462

		3,460,912
Construction & Engineering — 0.2%
Fluor Corp.	1,800	138,420
Jacobs Engineering Group, Inc. (b)	1,506	80,240
Quanta Services, Inc. (b)	2,483	85,862

		304,522
Construction Materials — 0.0%
Vulcan Materials Co.	1,489	94,924
Consumer Finance — 1.0%
American Express Co.	10,360	982,853
Capital One Financial Corp.	6,495	536,487
Discover Financial Services	5,292	327,998
Navient Corp.	4,819	85,344

		1,932,682
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,088	55,760
Ball Corp.	1,596	100,037
Bemis Co., Inc.	1,137	46,230
MeadWestvaco Corp.	1,912	84,625
Owens-Illinois, Inc. (b)	1,851	64,119
Sealed Air Corp.	2,200	75,174

		425,945
Distributors — 0.1%
Genuine Parts Co.	1,739	152,684
Diversified Consumer Services — 0.1%
Graham Holdings Co., Class B	51	36,624
H&R Block, Inc.	3,124	104,716

		141,340
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (b)	20,505	2,595,113
CME Group, Inc.	3,579	253,930
IntercontinentalExchange Group, Inc.	1,304	246,326
Leucadia National Corp.	3,591	94,156
McGraw Hill Financial, Inc.	3,111	258,306
Moody’s Corp.	2,134	187,066
The NASDAQ OMX Group, Inc.	1,364	52,678

		3,687,575
Diversified Telecommunication Services — 2.4%
AT&T Inc.	59,113	2,090,236
CenturyLink, Inc.	6,556	237,327
Frontier Communications Corp.	11,213	65,484
Verizon Communications, Inc.	47,161	2,307,588
Windstream Holdings Inc.	6,762	67,350

		4,767,985
Electric Utilities — 1.8%
American Electric Power Co, Inc.	5,532	308,520
Duke Energy Corp.	8,056	597,675
Edison International	3,693	214,600
Entergy Corp.	2,048	168,120
Exelon Corp.	9,807	357,759
FirstEnergy Corp.	4,809	166,968
NextEra Energy, Inc.	4,968	509,121
Northeast Utilities	3,625	171,354
Pepco Holdings, Inc.	2,836	77,933
Pinnacle West Capital Corp.	1,241	71,779
PPL Corp.	7,154	254,182

Common Stocks	Shares	Value
Electric Utilities (concluded)
The Southern Co.	10,147	$460,471
Xcel Energy, Inc.	5,725	184,517

		3,542,999
Electrical Equipment — 0.6%
AMETEK, Inc.	2,815	147,168
Eaton Corp. PLC	5,430	419,087
Emerson Electric Co.	7,971	528,956
Rockwell Automation, Inc.	1,569	196,376

		1,291,587
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1,789	172,352
Corning, Inc.	14,976	328,723
FLIR Systems, Inc.	1,644	57,096
Jabil Circuit, Inc.	2,181	45,583
TE Connectivity Ltd.	4,653	287,742

		891,496
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	4,958	369,123
Cameron International Corp. (b)	2,326	157,493
Diamond Offshore Drilling, Inc.	761	37,768
Ensco PLC	2,683	149,094
FMC Technologies, Inc. (b)	2,668	162,935
Halliburton Co.	9,602	681,838
Helmerich & Payne, Inc.	1,233	143,164
Nabors Industries Ltd.	2,960	86,935
National Oilwell Varco, Inc.	4,898	403,350
Noble Corp. PLC	2,886	96,854
Rowan Cos. PLC, Class A (b)	1,461	46,650
Schlumberger Ltd.	14,821	1,748,137
Transocean Ltd.	3,895	175,392

		4,258,733
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	4,986	574,188
CVS Caremark Corp.	13,315	1,003,552
The Kroger Co.	5,794	286,397
Safeway, Inc.	2,649	90,967
Sysco Corp.	6,635	248,481
Walgreen Co.	10,000	741,300
Wal-Mart Stores, Inc.	18,342	1,376,934
Whole Foods Market, Inc.	4,217	162,903

		4,484,722
Food Products — 1.6%
Archer-Daniels-Midland Co.	7,466	329,325
Campbell Soup Co.	2,031	93,040
ConAgra Foods, Inc.	4,754	141,099
General Mills, Inc.	6,998	367,675
The Hershey Co.	1,692	164,750
Hormel Foods Corp.	1,525	75,259
The J.M. Smucker Co.	1,177	125,433
Kellogg Co.	2,911	191,253
Keurig Green Mountain, Inc.	1,435	178,815
Kraft Foods Group, Inc.	6,762	405,382
McCormick & Co., Inc.	1,476	105,667
Mead Johnson Nutrition Co.	2,288	213,173
Mondelez International, Inc., Class A	19,286	725,346
Tyson Foods, Inc., Class A	3,138	117,800

		3,234,017
Gas Utilities — 0.0%
AGL Resources, Inc.	1,355	74,566

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	17,104	$699,554
Baxter International, Inc.	6,201	448,332
Becton Dickinson & Co.	2,189	258,959
Boston Scientific Corp. (b)	15,022	191,831
C.R. Bard, Inc.	869	124,276
CareFusion Corp. (b)	2,343	103,912
Covidien PLC	5,147	464,156
DENTSPLY International, Inc.	1,618	76,612
Edwards Lifesciences Corp. (b)	1,212	104,038
Intuitive Surgical, Inc. (b)	437	179,957
Medtronic, Inc.	11,396	726,609
St. Jude Medical, Inc.	3,219	222,916
Stryker Corp.	3,379	284,917
Varian Medical Systems, Inc. (b)	1,168	97,108
Zimmer Holdings, Inc.	1,921	199,515

		4,182,692
Health Care Providers & Services — 2.0%
Aetna, Inc.	4,070	329,996
AmerisourceBergen Corp.	2,557	185,792
Cardinal Health, Inc.	3,889	266,630
Cigna Corp.	3,060	281,428
DaVita HealthCare Partners, Inc. (b)(c)	2,029	146,737
Express Scripts Holding Co. (b)	8,799	610,035
Humana, Inc.	1,764	225,298
Laboratory Corp. of America Holdings (b)	967	99,021
McKesson Corp.	2,627	489,174
Patterson Cos., Inc.	912	36,033
Quest Diagnostics, Inc.	1,657	97,249
Tenet Healthcare Corp. (b)	1,122	52,667
UnitedHealth Group, Inc.	11,159	912,248
WellPoint, Inc.	3,174	341,554

		4,073,862
Health Care Technology — 0.1%
Cerner Corp. (b)	3,393	175,011
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	4,960	186,744
Chipotle Mexican Grill, Inc. (b)	356	210,934
Darden Restaurants, Inc.	1,480	68,480
Marriott International, Inc., Class A	2,509	160,827
McDonald’s Corp.	11,257	1,134,030
Starbucks Corp.	8,571	663,224
Starwood Hotels & Resorts Worldwide, Inc.	2,203	178,046
Wyndham Worldwide Corp.	1,454	110,097
Wynn Resorts Ltd.	919	190,748
Yum! Brands, Inc.	5,023	407,868

		3,310,998
Household Durables — 0.4%
D.R. Horton, Inc.	3,247	79,811
Garmin Ltd.	1,396	85,016
Harman International Industries, Inc.	769	82,614
Leggett & Platt, Inc.	1,572	53,888
Lennar Corp., Class A	1,991	83,582
Mohawk Industries, Inc. (b)	701	96,976
Newell Rubbermaid, Inc.	3,172	98,300
PulteGroup, Inc.	3,812	76,850
Whirlpool Corp.	880	122,514

		779,551
Household Products — 1.8%
The Clorox Co.	1,474	134,724
Colgate-Palmolive Co.	9,898	674,846
Kimberly-Clark Corp.	4,302	478,468

Common Stocks	Shares	Value
Household Products (concluded)
The Procter & Gamble Co.	30,817	$2,421,908

		3,709,946
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	7,549	117,387
NRG Energy, Inc.	3,843	142,960

		260,347
Industrial Conglomerates — 2.3%
3M Co.	7,078	1,013,853
Danaher Corp.	6,852	539,458
General Electric Co.	114,199	3,001,150
Roper Industries, Inc.	1,141	166,597

		4,721,058
Insurance — 2.8%
ACE Ltd.	3,847	398,934
Aflac, Inc.	5,169	321,770
The Allstate Corp.	4,943	290,253
American International Group, Inc.	16,475	899,205
AON PLC	3,377	304,234
Assurant, Inc.	810	53,095
The Chubb Corp.	2,786	256,786
Cincinnati Financial Corp.	1,676	80,515
Genworth Financial, Inc., Class A (b)	5,653	98,362
The Hartford Financial Services Group, Inc.	5,141	184,099
Lincoln National Corp.	2,992	153,908
Loews Corp.	3,449	151,790
Marsh & McLennan Cos., Inc.	6,278	325,326
MetLife, Inc.	12,820	712,279
Principal Financial Group, Inc.	3,088	155,882
The Progressive Corp.	6,214	157,587
Prudential Financial, Inc.	5,250	466,043
Torchmark Corp.	991	81,183
The Travelers Cos., Inc.	3,957	372,235
Unum Group	2,905	100,978
XL Group PLC	3,138	102,707

		5,667,171
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	4,245	1,378,691
Expedia, Inc.	1,172	92,307
NetFlix, Inc. (b)	686	302,252
The Priceline Group, Inc. (b)	597	718,191
TripAdvisor, Inc. (b)	1,272	138,216

		2,629,657
Internet Software & Services — 3.1%
Akamai Technologies, Inc. (b)(c)	2,053	125,356
eBay, Inc. (b)	12,990	650,279
Facebook, Inc., Class A (b)	19,583	1,317,740
Google, Inc., Class A (b)	3,226	1,886,145
Google, Inc., Class C (b)	3,226	1,855,853
VeriSign, Inc. (b)	1,400	68,334
Yahoo!, Inc. (b)	10,645	373,959

		6,277,666
IT Services — 3.3%
Accenture PLC, Class A	7,223	583,907
Alliance Data Systems Corp. (b)	617	173,531
Automatic Data Processing, Inc.	5,503	436,278
Cognizant Technology Solutions Corp., Class A (b)	6,951	339,973
Computer Sciences Corp.	1,637	103,458
Fidelity National Information Services, Inc.	3,293	180,259

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Fiserv, Inc. (b)	2,815	$169,801
International Business Machines Corp.	10,835	1,964,060
MasterCard Inc., Class A	11,443	840,717
Paychex, Inc.	3,666	152,359
Teradata Corp. (b)	1,765	70,953
Total System Services, Inc.	1,870	58,737
Visa, Inc., Class A	5,725	1,206,315
The Western Union Co.	6,168	106,953
Xerox Corp.	12,355	153,696

		6,540,997
Leisure Products — 0.1%
Hasbro, Inc.	1,307	69,336
Mattel, Inc.	3,862	150,502

		219,838
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	3,782	217,238
PerkinElmer, Inc.	1,322	61,922
Thermo Fisher Scientific, Inc.	4,544	536,192
Waters Corp. (b)	979	102,247

		917,599
Machinery — 1.7%
Caterpillar, Inc.	7,109	772,535
Cummins, Inc.	1,948	300,557
Deere & Co.	4,143	375,149
Dover Corp.	1,891	171,986
Flowserve Corp.	1,562	116,135
Illinois Tool Works, Inc.	4,323	378,522
Ingersoll-Rand PLC	2,859	178,716
Joy Global, Inc.	1,146	70,571
PACCAR, Inc.	4,019	252,514
Pall Corp.	1,234	105,371
Parker Hannifin Corp.	1,691	212,609
Pentair PLC	2,199	158,592
Snap-On, Inc.	652	77,275
Stanley Black & Decker, Inc.	1,785	156,759
Xylem, Inc.	2,068	80,817

		3,408,108
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A	2,525	44,566
CBS Corp., Class B	6,019	374,021
Comcast Corp., Class A	29,608	1,589,357
DIRECTV (b)	5,336	453,613
Discovery Communications, Inc., Class A (b)	2,482	184,363
Gannett Co., Inc.	2,584	80,905
The Interpublic Group of Cos., Inc.	4,856	94,741
News Corp., Class A (b)	5,653	101,415
Omnicom Group, Inc.	2,929	208,603
Scripps Networks Interactive, Inc., Class A	1,217	98,747
Time Warner Cable, Inc.	3,174	467,530
Time Warner, Inc.	10,046	705,731
Twenty-First Century Fox, Inc., Class A	21,805	766,446
Viacom, Inc., Class B	4,454	386,295
The Walt Disney Co.	18,342	1,572,643

		7,128,976
Metals & Mining — 0.5%
Alcoa, Inc.	13,358	198,901
Allegheny Technologies, Inc.	1,272	57,367
Freeport-McMoRan Copper & Gold, Inc.	11,864	433,036
Newmont Mining Corp.	5,735	145,898

Common Stocks	Shares	Value
Metals & Mining (concluded)
Nucor Corp.	3,601	$177,349
United States Steel Corp.	1,712	44,580

		1,057,131
Multiline Retail — 0.6%
Dollar General Corp. (b)	3,456	198,236
Dollar Tree, Inc. (b)	2,336	127,219
Family Dollar Stores, Inc.	1,079	71,365
Kohl’s Corp.	2,203	116,054
Macy’s, Inc.	4,105	238,172
Nordstrom, Inc.	1,594	108,280
Target Corp.	7,220	418,399

		1,277,725
Multi-Utilities — 1.2%
Ameren Corp.	2,772	113,319
CenterPoint Energy, Inc.	4,925	125,785
CMS Energy Corp.	3,028	94,322
Consolidated Edison, Inc.	3,316	191,466
Dominion Resources, Inc.	6,638	474,750
DTE Energy Co.	2,036	158,543
Integrys Energy Group, Inc.	892	63,448
NiSource, Inc.	3,563	140,168
PG&E Corp.	5,295	254,266
Public Service Enterprise Group, Inc.	5,741	234,175
SCANA Corp.	1,587	85,396
Sempra Energy	2,608	273,084
TECO Energy, Inc.	2,410	44,537
Wisconsin Energy Corp.	2,541	119,224

		2,372,483
Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp.	5,753	629,781
Apache Corp.	4,393	442,024
Cabot Oil & Gas Corp.	4,766	162,711
Chesapeake Energy Corp.	5,807	180,482
Chevron Corp.	21,679	2,830,193
Cimarex Energy Co.	992	142,312
ConocoPhillips	13,982	1,198,677
CONSOL Energy, Inc.	2,624	120,888
Denbury Resources, Inc.	3,990	73,655
Devon Energy Corp.	4,382	347,931
EOG Resources, Inc.	6,225	727,453
EQT Corp.	1,734	185,365
Exxon Mobil Corp.	48,904	4,923,655
Hess Corp.	3,006	297,263
Kinder Morgan, Inc.	7,599	275,540
Marathon Oil Corp.	7,700	307,384
Marathon Petroleum Corp.	3,287	256,616
Murphy Oil Corp.	1,921	127,708
Newfield Exploration Co. (b)	1,588	70,190
Noble Energy, Inc.	4,082	316,192
Occidental Petroleum Corp.	8,947	918,231
ONEOK, Inc.	2,358	160,533
Peabody Energy Corp.	3,022	49,410
Phillips 66	6,444	518,291
Pioneer Natural Resources Co.	1,635	375,739
QEP Resources, Inc.	2,011	69,379
Range Resources Corp.	1,922	167,118
Southwestern Energy Co. (b)	4,004	182,142
Spectra Energy Corp.	7,674	325,991
Tesoro Corp.	1,447	84,895
Valero Energy Corp.	6,095	305,359

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
The Williams Cos., Inc.	8,409	$489,488

		17,262,596
Paper & Forest Products — 0.1%
International Paper Co.	4,908	247,707
Personal Products — 0.1%
Avon Products, Inc.	4,865	71,078
The Estee Lauder Cos., Inc., Class A	2,859	212,309

		283,387
Pharmaceuticals — 6.0%
AbbVie, Inc.	18,110	1,022,128
Actavis PLC (b)	1,990	443,869
Allergan, Inc.	3,385	572,810
Bristol-Myers Squibb Co.	18,874	915,578
Eli Lilly & Co.	11,223	697,734
Forest Laboratories, Inc. (b)	2,737	270,963
Hospira, Inc. (b)	1,876	96,370
Johnson & Johnson	32,219	3,370,752
Merck & Co., Inc.	33,280	1,925,248
Mylan, Inc. (b)	4,279	220,625
Perrigo Co. PLC	1,518	221,264
Pfizer, Inc.	72,644	2,156,074
Zoetis, Inc.	5,744	185,359

		12,098,774
Professional Services — 0.2%
The Dun & Bradstreet Corp.	420	46,284
Equifax, Inc.	1,393	101,048
Nielsen Holdings N.V.	3,454	167,208
Robert Half International, Inc.	1,546	73,806

		388,346
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	4,514	406,170
Apartment Investment & Management Co., Class A	1,626	52,471
AvalonBay Communities, Inc. (c)	1,399	198,924
Boston Properties, Inc. (c)	1,732	204,688
Crown Castle International Corp.	3,789	281,371
Equity Residential	3,805	239,715
Essex Property Trust, Inc. (c)	713	131,841
General Growth Properties, Inc.	5,881	138,556
HCP, Inc.	5,251	217,286
Health Care REIT, Inc.	3,480	218,092
Host Hotels & Resorts, Inc. (c)	8,558	188,362
Kimco Realty Corp. (c)	4,652	106,903
The Macerich Co.	1,607	107,267
Plum Creek Timber Co., Inc.	2,023	91,237
Prologis, Inc. (c)	5,663	232,693
Public Storage	1,658	284,098
Simon Property Group, Inc.	3,538	588,299
Ventas, Inc.	3,337	213,902
Vornado Realty Trust	1,972	210,472
Weyerhaeuser Co.	6,631	219,420

		4,331,767
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (b)	3,180	101,887
Road & Rail — 1.0%
CSX Corp.	11,427	352,066
Kansas City Southern	1,266	136,108
Norfolk Southern Corp.	3,542	364,932
Ryder System, Inc.	590	51,973
Union Pacific Corp.	10,320	1,029,420

		1,934,499

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.3%
Altera Corp.	3,601	$125,171
Analog Devices, Inc.	3,600	194,652
Applied Materials, Inc.	13,870	312,769
Avago Technologies Ltd.	2,874	207,129
Broadcom Corp., Class A	6,340	235,341
First Solar, Inc. (b)	816	57,985
Intel Corp.	56,693	1,751,814
KLA-Tencor Corp.	1,868	135,692
Lam Research Corp.	1,843	124,550
Linear Technology Corp.	2,673	125,818
Microchip Technology, Inc.	2,282	111,384
Micron Technology, Inc. (b)	12,193	401,759
NVIDIA Corp.	6,379	118,267
Texas Instruments, Inc.	12,294	587,530
Xilinx, Inc.	3,085	145,951

		4,635,812
Software — 3.5%
Adobe Systems, Inc. (b)	5,268	381,192
Autodesk, Inc. (b)	2,578	145,348
CA, Inc.	3,635	104,470
Citrix Systems, Inc. (b)	1,866	116,718
Electronic Arts, Inc. (b)	3,614	129,634
Intuit, Inc.	3,253	261,964
Microsoft Corp. (d)	85,629	3,570,729
Oracle Corp.	39,099	1,584,682
Red Hat, Inc. (b)	2,152	118,941
salesforce.com, Inc. (b)	6,435	373,745
Symantec Corp.	7,847	179,696

		6,967,119
Specialty Retail — 2.0%
AutoNation, Inc. (b)	702	41,895
AutoZone, Inc. (b)	380	203,771
Bed Bath & Beyond, Inc. (b)(c)	2,324	133,351
Best Buy Co., Inc.	3,117	96,658
CarMax, Inc. (b)	2,501	130,077
GameStop Corp., Class A	1,300	52,611
The Gap, Inc.	2,971	123,504
The Home Depot, Inc.	15,580	1,261,357
L Brands, Inc.	2,802	164,365
Lowe’s Cos., Inc.	11,358	545,070
O’Reilly Automotive, Inc. (b)	1,207	181,774
PetSmart, Inc.	1,115	66,677
Ross Stores, Inc.	2,438	161,225
Staples, Inc.	7,272	78,828
Tiffany & Co.	1,265	126,816
TJX Cos., Inc.	7,975	423,871
Tractor Supply Co.	1,558	94,103
Urban Outfitters, Inc. (b)	1,203	40,734

		3,926,687
Technology Hardware, Storage & Peripherals — 4.3%
Apple Inc.	68,665	6,381,038
EMC Corp.	23,319	614,222
Hewlett-Packard Co.	21,311	717,754
NetApp, Inc.	3,735	136,402
SanDisk Corp.	2,588	270,265
Seagate Technology PLC	3,730	211,939
Western Digital Corp.	2,385	220,135

		8,551,755
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	3,150	107,699
Fossil Group, Inc. (b)	553	57,800
Michael Kors Holdings Ltd. (b)	2,064	182,974

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
NIKE, Inc., Class B	8,394	$650,955
PVH Corp.	938	109,371
Ralph Lauren Corp.	661	106,216
Under Armour, Inc., Class A (b)	1,857	110,473
VF Corp.	3,921	247,023

		1,572,511
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	5,308	52,178
People’s United Financial, Inc.	3,553	53,899

		106,077
Tobacco — 1.5%
Altria Group, Inc.	22,594	947,592
Lorillard, Inc.	4,108	250,465
Philip Morris International, Inc.	17,912	1,510,161
Reynolds American, Inc.	3,533	213,217

		2,921,435
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,139	155,349
W.W. Grainger, Inc.	695	176,718

		332,067
Total Long-Term Investments (Cost — $73,513,157) — 98.6%		198,322,962

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(e)	2,993,662	$2,993,662
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (a)(e)(f)	$1,562	1,561,506
Total Short-Term Securities (Cost — $4,555,168) — 2.3%		4,555,168
Total Investments Before Investments Sold Short (Cost — $78,068,325) — 100.9%		202,878,130

Investments Sold Short	Shares
Oil, Gas & Consumable Fuels — (0.0)%
Seventy Seven Energy, Inc. (g)	414	(9,750)
Total Investments Sold Short (Proceeds — $9,751) — (0.0)%		(9,750)
Total Investments Net of Investments Sold Short — 100.9%		202,868,380
Liabilities in Excess of Other Assets — (0.9)%		(1,843,427)

Net Assets — 100.0%		$201,024,953

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain
BlackRock, Inc.	1,499	—		(74)	1,425	$455,430	$5,643	$5,316
BlackRock Liquidity Funds, TempFund, Institutional Class	6,895,972	—		(3,902,310)[1]	2,993,662	$2,993,662	$556	—
BlackRock Liquidity Series, LLC, Money Market Series	$285,495	$1,276,011	[2]	—	$1,561,506	$1,561,506	$1,726	—
The PNC Financial Services Group, Inc.	6,278	82		(270)	6,090	$542,315	$5,722	$7,947

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(g)	In order to track the performance of its benchmark index, the Fund sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
32	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	3,124,000	$25,331

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$198,322,962	—	—	$198,322,962
Short-Term Securities	2,993,662	$1,561,506	—	4,555,168
Liabilities:
Investments:
Investments Sold Short	(9,750)	—	—	(9,750)
Total	$201,306,874	$1,561,506	—	$202,868,380

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$25,331	—	—	$25,331
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Collateral on securities loaned at value	—	$(1,561,506)	—	$(1,561,506)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,523,366) (cost — $ 72,983,085)	$197,325,217
Investments at value — affiliated (cost — $ 5,085,240)	5,552,913
Investments sold receivable	18,785
Dividends receivable — unaffiliated	209,991
Dividends receivable — affiliated	70
Receivable from Manager	8,046
Variation margin receivable on financial futures contracts	997
Securities lending income receivable — affiliated	192
Prepaid expenses	693

Total assets	203,116,904

Liabilities
Investments sold short at value (proceeds — $9,751)	9,750
Collateral on securities loaned at value	1,561,506
Capital shares redeemed payable	246,835
Investments purchased payable	163,947
Investment advisory fees payable	32,694
Professional fees payable	22,290
Officer’s and Directors’ fees payable	2,730
Other affiliates payable	435
Distribution fees payable	241
Other accrued expenses payable	51,523

Total liabilities	2,091,951

Net Assets	$201,024,953

Net Assets Consist of
Paid-in capital	$74,159,578
Undistributed net investment income	1,603,518
Accumulated net realized gain	426,721
Net unrealized appreciation/depreciation	124,835,136

Net Assets	$201,024,953

Net Asset Value
Class I — Based on net assets of $198,931,535 and 9,576,803 shares outstanding, 100 million shares authorized, $0.10 par value	$20.77

Class II — Based on net assets of $2,093,418 and 101,497 shares outstanding, 100 million shares authorized, $0.10 par value	$20.63

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Investment Income:
Dividends — unaffiliated	$1,944,939
Dividends — affiliated	11,921
Securities lending — affiliated — net	1,726
Foreign taxes withheld	(211)

Total income	1,958,375

Expenses:
Investment advisory	292,853
Distribution — Class II	1,333
Transfer agent	3,039
Transfer agent — Class I	49,191
Transfer agent — Class II	429
Professional	24,897
Accounting services	21,861
Custodian	20,793
Officer and Directors	6,350
Printing	1,746
Miscellaneous	16,810

Total expenses	439,302
Less fees waived by Manager	(34,346)
Less transfer agent fees reimbursed — Class I	(49,191)
Less transfer agent fees reimbursed — Class II	(429)

Total expenses after fees waived and reimbursed	355,336

Net investment income	1,603,039

Realized and Unrealized Gain:
Net realized gain from:
Investments — unaffiliated	5,435,783
Investments — affiliated	13,263
Financial futures contracts	396,440

5,845,486

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	5,895,498
Investments — affiliated	60,807
Investments sold short	1
Financial futures contracts	(107,183)

5,849,123

Total realized and unrealized gain	11,694,609

Net Increase in Net Assets Resulting from Operations	$13,297,648

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$1,603,039	$3,037,394
Net realized gain	5,845,486	6,566,452
Net change in unrealized appreciation/depreciation	5,849,123	39,707,472

Net increase in net assets resulting from operations	13,297,648	49,311,318

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(3,044,626)[1]
Class II	—	(25,465)[1]
Net realized gain:
Class I	—	(5,902,952)[1]
Class II	—	(54,604)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(9,027,647)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(13,925,416)	1,624,505

Net Assets
Total increase (decrease) in net assets	(627,768)	41,908,176
Beginning of period	201,652,721	159,744,545

End of period	$201,024,953	$201,652,721

Undistributed net investment income, end of period	$1,603,518	$479

1	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$19.43	$15.43	$13.92	$14.52	$13.24	$10.75

Net investment income[1]	0.16	0.30	0.29	0.24	0.22	0.24
Net realized and unrealized gain	1.18	4.61	1.87	0.02	1.72	2.58

Net increase from investment operations	1.34	4.91	2.16	0.26	1.94	2.82

Dividends and distributions from:
Net investment income	—	(0.31)[2]	(0.30)[2]	(0.26)[2]	(0.23)[2]	(0.24)[2]
Net realized gain	—	(0.60)[2]	(0.35)[2]	(0.60)[2]	(0.43)[2]	(0.09)[2]

Total dividends and distributions	—	(0.91)	(0.65)	(0.86)	(0.66)	(0.33)

Net asset value, end of period	$20.77	$19.43	$15.43	$13.92	$14.52	$13.24

Total Investment Return[3]
Based on net asset value	6.90%[4]	31.87%	15.60%	1.70%	14.70%	26.19%

Ratios to Average Net Assets
Total expenses	0.45%[5]	0.46%	0.46%	0.43%	0.43%	0.43%

Total expenses after fees waived and reimbursed	0.36%[5]	0.41%	0.43%	0.43%	0.42%	0.43%

Net investment income	1.64%[5]	1.69%	1.87%	1.65%	1.63%	1.92%

Supplemental Data
Net assets, end of period (000)	$198,932	$199,825	$158,160	$147,145	$163,308	$159,036

Portfolio turnover	2%	4%	4%	4%	5%	5%

	Class II
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$19.31	$15.34	$13.84	$14.44	$13.12	$10.66

Net investment income[1]	0.15	0.27	0.26	0.22	0.18	0.21
Net realized and unrealized gain	1.17	4.58	1.86	0.02	1.75	2.56

Net increase from investment operations	1.32	4.85	2.12	0.24	1.93	2.77

Dividends and distributions from:
Net investment income	—	(0.28)[2]	(0.27)[2]	(0.24)[2]	(0.18)[2]	(0.22)[2]
Net realized gain	—	(0.60)[2]	(0.35)[2]	(0.60)[2]	(0.43)[2]	(0.09)[2]

Total dividends and distributions	—	(0.88)	(0.62)	(0.84)	(0.61)	(0.31)

Net asset value, end of period	$20.63	$19.31	$15.34	$13.84	$14.44	$13.12

Total Investment Return[3]
Based on net asset value	6.84%[4]	31.67%	15.44%	1.58%	14.73%	25.96%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.60%	0.61%	0.58%	0.58%	0.58%

Total expenses after fees waived and reimbursed	0.51%[5]	0.56%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.50%[5]	1.54%	1.72%	1.52%	1.39%	1.76%

Supplemental Data
Net assets, end of period (000)	$2,093	$1,828	$1,584	$1,355	$855	$2,407

Portfolio turnover	2%	4%	4%	4%	5%	5%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$1,516,774	$(1,516,774)	—
UBS Securities LLC	6,592	(6,592)	—

Total	$1,523,366	$(1,523,366)	—

[1]

Collateral with a value of $1,561,506 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statements of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation[1]	$25,331

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$396,440	$(107,183)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	42
Average notional value of contracts purchased	$19,762,000

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee of 0.30% of the Fund’s average daily net assets.

BlackRock has contractually agreed to waive 0.10% of its management fee until May 1, 2015.

Prior to May 1, 2014, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following rates. For assets exceeding $500 million the management fee was subject to a voluntary reduction.

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.300%
$500 Million - $1 Billion	0.275%
Greater than $1 Billion	0.250%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1,2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $967 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $646 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $3,242,983 and $10,901,313, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$84,109,070

Gross unrealized appreciation	$119,695,435
Gross unrealized depreciation	(926,375)

Net unrealized appreciation	$118,769,060

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	513,461	$9,966,427	1,081,559	$19,801,919
Shares issued in reinvestment of dividends and distributions	—	—	464,321	8,947,578
Shares redeemed	(1,221,808)	(24,034,852)	(1,512,631)	(26,975,203)

Net increase (decrease)	(708,347)	$(14,068,425)	33,249	$1,774,294

Class II
Shares sold	12,678	$255,335	7,823	$136,181
Shares issued in reinvestment of dividends and distributions	—	—	4,183	80,069
Shares redeemed	(5,875)	(112,326)	(20,609)	(366,039)

Net increase (decrease)	6,803	$143,009	(8,603)	$(149,789)

Total Net Increase (Decrease)	(701,544)	$(13,925,416)	24,646	$1,624,505

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014 as follows:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$ 0.011915	$ 0.066202
Class II	$ 0.011915	$ 0.066202

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund outperformed the benchmark index due largely to its positioning in securitized assets. Most notably, security selection and an overweight in commercial mortgage-backed securities (“CMBS”) generated strong returns, as did exposure to asset-backed securities (“ABS”), specifically within auto and student loans. Other drivers of positive performance included an allocation to U.S. Treasury inflation-protected securities (“TIPS”) and exposure to corporate credit, particularly within the financials and high yield sectors.

•	The Fund’s underweight to agency debentures modestly detracted from results, as did an underweight to non-U.S sovereign plus bonds.

Describe recent portfolio activity.

•

Interest rates rallied lower in the beginning of the period as weaker-than-expected U.S. economic data and growing risks in emerging markets led to lowered expectations for global growth and a broad flight to quality in financial markets. (Bond prices rise as rates fall.) Although U.S. economic data releases showed signs of improvement in the latter part of the period, led by stronger employment and inflation figures, rates continued to trend downward, touching unexpectedly low levels. As valuations in spread sectors continued to grind higher during the period, offering a diminished return potential and lower margin of safety, the Fund focused on reducing risk and increasing liquidity.

•

During the six-month period, the Fund reduced exposure to securitized products including ABS, CMBS and non-agency residential mortgage-backed securities (“MBS”), as well as high yield debt in favor of investment grade credit and long-dated U.S. Treasuries. Although overall exposure to CMBS was reduced during the period, the Fund continued to add exposure to idiosyncratic opportunities within the sector. In the investment grade corporate bond space, the Fund added to financials on the short-to-intermediate part of the curve given attractive yields and higher liquidity.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in U.S. Treasuries and agency debentures, and overweight in agency MBS. The Fund favored U.S. Treasuries on the long end of the yield curve for their income and liquidity characteristics, and remained underweight in short-dated issues given expectations for rising rates in that portion of the curve. The Fund also held allocations to sectors not represented in the benchmark index including nonagency residential MBS, high yield debt, non-U.S. dollar-denominated securities and TIPS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	33%
U.S. Treasury Obligations	23
Corporate Bonds	22
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	8
Foreign Government Obligations	1
Preferred Securities	1
Foreign Agency Obligations	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	66%
AA/Aa	6
A	11
BBB/Baa	10
BB/Ba	3
B	2
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

A widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.71%	2.51%	5.10%	6.42%	7.57%		4.55%
Class III[4]	2.40	2.36	4.89	6.03	7.29	[7]	4.28	[7]
Barclays U.S. Aggregate Bond Index	—	—	3.93	4.37	4.85		4.93

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,051.00	$ 3.25	$ 3.20	$1,000.00	$1,021.62	$ 3.21	$1,021.67	$3.16
Class III	$1,000.00	$1,048.90	$ 4.83	$ 4.78	$1,000.00	$1,020.08	$ 4.76	$1,020.13	$4.71

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Class I and 0.95% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Class I and 0.94% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Derivative Financial Instruments	BlackRock Total Return V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate, and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.87%, 12/25/33 (a)	USD	122	$111,603
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Class C, 2.42%, 5/08/18		150	153,362
Series 2012-4, Class B, 1.31%, 11/08/17		85	85,525
Series 2012-4, Class C, 1.93%, 8/08/18		140	142,271
Series 2012-5, Class C, 1.69%, 11/08/18		220	222,190
Series 2013-4, Class B, 1.66%, 9/10/18		50	50,341
Series 2013-4, Class C, 2.72%, 9/09/19		30	30,738
Series 2013-4, Class D, 3.31%, 10/08/19		75	77,731
Series 2013-5, Class B, 1.52%, 1/08/19		60	60,147
Series 2013-5, Class C, 2.29%, 11/08/19		30	30,356
Series 2014-1, Class B, 1.68%, 7/08/19		115	115,372
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	111	153,392
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	250	248,875
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		300	298,336
Chesapeake Funding LLC, Series 2012-1A, Class B, 1.75%, 11/07/23 (a)(b)		200	202,206
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		224	224,365
Chrysler Capital Auto Receivables Trust: Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		170	169,983
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		115	115,400
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		60	60,046
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		75	75,110
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		250	249,375
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.77%, 9/25/33 (a)		127	120,258
Series 2004-5, Class A, 1.05%, 10/25/34 (a)		143	140,481
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		250	251,242
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		505	506,236
Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		250	250,760
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		166	162,866
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.65%, 11/15/23 (a)(b)		250	249,688

Asset-Backed Securities	Par (000)		Value
DT Auto Owner Trust:
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)	USD	250	$254,865
Series 2014-1A, Class B, 1.43%, 3/15/18 (b)		105	105,321
Ford Credit Floorplan Master Owner Trust, Series 2012-4, Class D, 2.09%, 9/15/16		180	180,458
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		250	249,000
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		125	129,097
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.98%, 10/15/17 (a)(b)		186	186,394
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34 (a)		155	145,823
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		270	283,570
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		130	129,266
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.41%, 6/25/35 (a)		94	94,093
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		260	259,350
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		260	256,647
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		225	222,975
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		450	449,991
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.79%, 7/25/33 (a)		256	237,808
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		390	383,706
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		360	359,695
Prestige Auto Receivables Trust, Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		180	180,037
RASC Trust, Series 2003-KS5, Class AIIB, 0.73%, 7/25/33 (a)		111	97,728
Santander Drive Auto Receivables Trust:
Series 2012-1, Class B, 2.72%, 5/16/16		74	74,298
Series 2012-1, Class C, 3.78%, 11/15/17		145	148,853
Series 2012-3, Class B, 1.94%, 12/15/16		405	407,709
Series 2012-5, Class C, 2.70%, 8/15/18		105	107,934
Series 2013-2, Class B, 1.33%, 3/15/18		400	402,659
Series 2013-3, Class B, 1.19%, 5/15/18		360	361,184
Series 2013-4, Class C, 3.25%, 1/15/20		170	177,418
Series 2013-5, Class B, 1.55%, 10/15/18		450	452,646

Portfolio Abbreviations

BRL	Brazilian Real	JPY	Japanese Yen	TBA	To-be-announced
BZDIOVER	Overnight Brazil CETIP Interbank Rate	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CNY	Chinese Yuan	OTC	Over-the-counter	USD	U.S. Dollar
EUR	Euro	RB	Revenue Bonds	ZAR	South African Rand
JIBAR	Johannesburg Interbank Agreed Rate

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2013-5, Class C, 2.25%, 6/17/19	USD	400	$403,697
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		95	98,063
Series 2013-A, Class D, 3.78%, 10/15/19 (b)		65	68,434
Series 2014-1, Class B, 1.59%, 10/15/18		475	477,397
Series 2014-1, Class C, 2.36%, 4/15/20		210	213,454
Series 2014-2, Class B, 1.62%, 2/15/19		250	251,468
Series 2014-2, Class C, 2.33%, 11/15/19		335	338,272
Series 2014-3, Class B, 1.45%, 5/15/19		76	76,035
Series 2014-S1, Class R, 1.42%, 8/16/18 (b)		77	77,113
Series 2014-S2, Class R, 1.43%, 11/16/18 (b)		84	84,008
Series 2014-S3, Class R, 1.43%, 2/19/19 (b)		76	75,573
Series 2014-S4, Class R, 1.43%, 4/16/19 (b)		77	76,617
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		80	80,362
Series 2014-S6, Class R, 1.43%, 12/17/19 (b)		173	173,169
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.43%, 4/25/35 (a)		44	43,482
Scholar Funding Trust, Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)		184	184,915
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (a)		398	394,784
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (a)		177	173,958
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)		266	263,258
Series 2005-B, Class A2, 0.41%, 3/15/23 (a)		72	71,720
Series 2006-A, Class A4, 0.42%, 12/15/23 (a)		475	469,314
Series 2006-C, Class A4, 0.40%, 3/15/23 (a)		97	95,916
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		200	213,507
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	105,655
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		100	106,918
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		120	129,096
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		260	279,659
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		87	88,472
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		385	405,524
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		610	633,256
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		165	163,748
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		538	531,454
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		265	273,022
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (a)		513	538,033
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		495	498,853

Asset-Backed Securities	Par (000)		Value
Series 2013-1A, Class B, 4.00%, 12/03/24 (b)	USD	340	$339,600
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35 (a)		299	281,136
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.72%, 7/17/24 (a)(b)		640	639,487
World Financial Network Credit Card Master Trust, Series 2012-C, Class A, 2.23%, 8/15/22		430	433,495
Total Asset-Backed Securities — 14.9%			20,748,704

Corporate Bonds
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		180	193,190
5.10%, 1/15/44		55	59,513

			252,703
Airlines — 0.0%
United Continental Holdings, Inc., Series B, 6.00%, 7/15/28		80	77,000
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		37	37,416
4.88%, 3/15/19		50	51,500
6.00%, 8/01/20		60	64,275

			153,191
Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23 (b)		90	94,725
6.25%, 10/02/43 (b)		55	63,113

			157,838
Banks — 2.9%
Branch Banking & Trust Co., 2.30%, 10/15/18		250	254,734
Citigroup, Inc.:
4.45%, 1/10/17		100	107,701
2.50%, 9/26/18		154	156,510
6.68%, 9/13/43		50	62,246
4.95%, 11/07/43		50	53,390
5.30%, 5/06/44		85	88,659
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/19		250	253,182
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)		700	726,250
HSBC Holdings PLC, 6.50%, 5/02/36		100	122,838
HSBC USA, Inc.:
2.25%, 6/23/19		190	190,626
3.50%, 6/23/24		100	100,284
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		200	202,363
Macquarie Bank Ltd.:
1.65%, 3/24/17 (b)		115	115,668
2.60%, 6/24/19 (b)		385	387,434
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17		199	200,773
6.00%, 12/19/23		85	91,902
5.13%, 5/28/24		170	172,618
Société Générale SA, 5.00%, 1/17/24 (b)		200	209,167
Wells Fargo & Co.:
1.50%, 7/01/15		110	111,241
2.13%, 4/22/19		70	70,239
4.10%, 6/03/26		130	131,638

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Banks (concluded)
5.38%, 11/02/43	USD	180	$198,007

			4,007,470
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19		120	120,730
3.70%, 2/01/24		175	179,603

			300,333
Biotechnology — 0.5%
Amgen, Inc.:
3.63%, 5/22/24		260	262,299
5.65%, 6/15/42		80	91,249
Celgene Corp., 3.63%, 5/15/24		325	325,760

			679,308
Capital Markets — 1.6%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		135	135,804
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		110	114,650
2.38%, 1/22/18		175	177,719
5.75%, 1/24/22		134	155,063
1.83%, 11/29/23 (a)		135	139,142
3.85%, 7/08/24		250	250,000
6.13%, 2/15/33		100	119,774
6.75%, 10/01/37		120	144,364
6.25%, 2/01/41		50	60,995
4.80%, 7/08/44		130	130,000
Morgan Stanley:
5.45%, 1/09/17		345	380,050
5.63%, 9/23/19		125	143,776
3.75%, 2/25/23		165	167,851
3.88%, 4/29/24		150	151,818

			2,271,006
Chemicals — 0.4%
Eastman Chemical Co., 4.80%, 9/01/42		95	96,460
LyondellBasell Industries NV, 5.00%, 4/15/19		375	422,991
Monsanto Co., 4.70%, 7/15/64		40	40,155

			559,606
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		135	136,049
Consumer Finance — 0.8%
American Express Credit Corp., 1.13%, 6/05/17		220	219,769
Capital One Financial Corp., 2.45%, 4/24/19		153	154,435
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		455	455,185
Toyota Motor Credit Corp., 2.75%, 5/17/21		260	261,045

			1,090,434
Containers & Packaging — 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		220	239,525
6.88%, 2/15/21		260	280,573

			520,098
Diversified Financial Services — 1.7%
Bank of America Corp.:
5.75%, 12/01/17		200	225,584
2.60%, 1/15/19		168	169,976
2.65%, 4/01/19		681	690,262
General Electric Capital Corp., 6.88%, 1/10/39		50	67,164

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
General Motors Financial Co., Inc.:
2.75%, 5/15/16	USD	139	$141,085
4.75%, 8/15/17		175	186,156
JPMorgan Chase & Co.:
4.75%, 3/01/15		215	221,182
1.35%, 2/15/17		375	376,332
3.25%, 9/23/22		122	122,557
3.20%, 1/25/23		65	64,537
4.85%, 2/01/44		50	53,016
Total Capital International SA, 2.75%, 6/19/21		90	90,197

			2,408,048
Diversified Telecommunication Services — 1.7%
AT&T Inc.:
2.30%, 3/11/19		245	247,343
4.45%, 5/15/21		172	188,868
3.00%, 2/15/22		58	57,741
4.35%, 6/15/45		95	90,052
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		204	217,005
Level 3 Financing, Inc., 8.13%, 7/01/19		207	225,889
Verizon Communications, Inc.:
3.65%, 9/14/18		260	278,065
4.50%, 9/15/20		110	120,999
5.15%, 9/15/23		120	134,291
5.05%, 3/15/34		335	357,534
3.85%, 11/01/42		458	403,252

			2,321,039
Electric Utilities — 1.2%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		54	68,549
5.95%, 12/15/36		100	113,463
Commonwealth Edison Co., 4.70%, 1/15/44		110	120,050
Duke Energy Carolinas LLC, 4.25%, 12/15/41		170	173,055
Duke Energy Corp., 3.75%, 4/15/24		28	28,759
Entergy Arkansas, Inc., 3.70%, 6/01/24		166	172,340
Georgia Power Co., 3.00%, 4/15/16		200	208,243
Jersey Central Power & Light Co., 7.35%, 2/01/19		115	138,941
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22		34	36,551
5.30%, 6/01/42		50	58,808
PacifiCorp:
3.60%, 4/01/24		345	357,747
5.75%, 4/01/37		100	123,743
Progress Energy, Inc., 4.88%, 12/01/19		18	20,220

			1,620,469
Energy Equipment & Services — 0.8%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		105	105,974
Transocean, Inc.:
6.00%, 3/15/18		602	679,976
6.50%, 11/15/20		65	75,176
6.80%, 3/15/38		188	214,423
Weatherford International Ltd., 5.95%, 4/15/42		95	107,739

			1,183,288
Food & Staples Retailing — 0.2%
CVS Caremark Corp., 5.30%, 12/05/43		34	38,436
Wal-Mart Stores, Inc.:
4.00%, 4/11/43		121	115,907
4.30%, 4/22/44		95	95,951

			250,294

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 0.3%
Mondelez International, Inc., 2.25%, 2/01/19	USD	155	$156,061
WM Wrigley Jr. Co., 2.90%, 10/21/19 (b)		206	211,230

			367,291
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		148	151,291
CareFusion Corp.:
1.45%, 5/15/17		80	79,940
4.88%, 5/15/44		35	35,356

			266,587
Health Care Providers & Services — 1.6%
Aetna, Inc., 4.75%, 3/15/44		35	36,794
AmerisourceBergen Corp., 1.15%, 5/15/17		390	389,544
Coventry Health Care, Inc., 5.45%, 6/15/21		189	220,092
Express Scripts Holding Co., 1.25%, 6/02/17		140	139,754
HCA, Inc., 7.25%, 9/15/20		495	530,269
Tenet Healthcare Corp., 6.25%, 11/01/18		220	244,200
UnitedHealth Group, Inc., 3.38%, 11/15/21		75	77,004
WellPoint, Inc.:
1.88%, 1/15/18		210	211,474
2.30%, 7/15/18		203	206,812
Series A, 3.70%, 8/15/21		117	122,004
3.30%, 1/15/23		65	64,923

			2,242,870
Hotels, Restaurants & Leisure — 0.3%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (b)		170	177,650
11.00%, 10/01/21 (b)		191	205,325

			382,975
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		165	164,848
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		90	93,775
Insurance — 2.4%
American International Group, Inc.:
3.80%, 3/22/17		370	395,385
5.45%, 5/18/17		180	200,812
3.38%, 8/15/20		260	270,175
Genworth Holdings, Inc., 7.63%, 9/24/21		315	394,650
Manulife Financial Corp., 3.40%, 9/17/15		215	222,171
MassMutual Global Funding II, 2.35%, 4/09/19 (b)		200	201,713
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		510	510,769
2.30%, 4/10/19 (b)		210	212,132
Prudential Financial, Inc.:
4.75%, 9/17/15		267	280,221
5.38%, 6/21/20		195	223,583
4.50%, 11/15/20		265	292,088
XLIT Ltd.:
2.30%, 12/15/18		70	69,619
5.25%, 12/15/43		32	35,189

			3,308,507
IT Services — 0.3%
International Business Machines Corp., 3.63%, 2/12/24		234	240,096
MasterCard Inc.:
2.00%, 4/01/19		136	136,554
3.38%, 4/01/24		86	87,277

			463,927

Corporate Bonds	Par (000)		Value
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19	USD	352	$355,582
5.30%, 2/01/44		19	21,088

			376,670
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		95	99,011
John Deere Capital Corp., 3.35%, 6/12/24		140	140,930

			239,941
Media — 1.3%
CBS Corp.:
4.63%, 5/15/18		65	71,170
8.88%, 5/15/19		155	200,942
5.75%, 4/15/20		60	69,532
Comcast Corp., 5.88%, 2/15/18		365	420,771
COX Communications, Inc., 8.38%, 3/01/39 (b)		160	224,169
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		160	174,693
5.00%, 3/01/21		90	100,469
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		15	15,478
NBCUniversal Media LLC:
5.15%, 4/30/20		213	244,427
4.38%, 4/01/21		65	71,729
4.45%, 1/15/43		64	64,208
Time Warner Cable, Inc.:
8.75%, 2/14/19		60	76,948
6.55%, 5/01/37		100	124,429

			1,858,965
Metals & Mining — 0.5%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		48	53,049
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23		110	109,665
Novelis, Inc., 8.75%, 12/15/20		310	344,100
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		91	88,856
Teck Resources Ltd., 4.50%, 1/15/21		65	68,432

			664,102
Multi-Utilities — 0.7%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		170	179,357
CMS Energy Corp.:
3.88%, 3/01/24		55	57,152
4.88%, 3/01/44		122	128,418
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (b)		18	19,149
Dominion Resources, Inc., 1.95%, 8/15/16		285	291,392
DTE Energy Co., 3.50%, 6/01/24		135	136,167
Pacific Gas & Electric Co., 4.75%, 2/15/44		50	53,226
PG&E Corp., 2.40%, 3/01/19		71	71,640

			936,501
Oil, Gas & Consumable Fuels — 3.5%
Apache Corp.:
6.00%, 1/15/37		60	73,441
4.75%, 4/15/43		120	125,758
4.25%, 1/15/44		35	34,422
BP Capital Markets PLC:
2.24%, 5/10/19		485	489,163
3.25%, 5/06/22		100	101,237
CONSOL Energy, Inc., 8.25%, 4/01/20		31	33,558
Continental Resources, Inc., 4.90%, 6/01/44 (b)		95	98,163
EOG Resources, Inc., 2.45%, 4/01/20		225	226,741

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Exxon Mobil Corp., 1.82%, 3/15/19	USD	390	$392,751
Husky Energy, Inc., 4.00%, 4/15/24		55	57,137
Kerr-McGee Corp., 6.95%, 7/01/24		115	147,701
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		190	192,705
Laredo Petroleum, Inc., 7.38%, 5/01/22		150	167,625
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		183	191,693
MEG Energy Corp., 6.50%, 3/15/21 (b)		521	552,260
Murphy Oil Corp., 2.50%, 12/01/17		221	226,194
Noble Energy, Inc.:
8.25%, 3/01/19		105	132,370
6.00%, 3/01/41		120	144,399
5.25%, 11/15/43		65	71,657
Peabody Energy Corp.:
6.00%, 11/15/18		25	26,063
6.25%, 11/15/21		145	144,456
Range Resources Corp., 5.75%, 6/01/21		5	5,400
Schlumberger Investment SA, 3.65%, 12/01/23		85	88,394
Shell International Finance BV:
2.00%, 11/15/18		229	232,173
4.55%, 8/12/43		121	127,448
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		110	113,518
4.63%, 3/01/34		90	95,456
Western Gas Partners LP, 5.38%, 6/01/21		226	255,924
The Williams Cos., Inc.:
7.88%, 9/01/21		91	112,980
3.70%, 1/15/23		55	52,907
Williams Partners LP, 5.40%, 3/04/44		89	95,482

			4,809,176
Paper & Forest Products — 0.4%
International Paper Co.:
4.75%, 2/15/22		452	498,405
4.80%, 6/15/44		135	136,065

			634,470
Pharmaceuticals — 1.3%
AbbVie, Inc., 4.40%, 11/06/42		125	121,351
Actavis Funding SCS:
2.45%, 6/15/19 (b)		171	171,479
3.85%, 6/15/24 (b)		99	100,074
Actavis, Inc.:
3.25%, 10/01/22		165	162,109
4.63%, 10/01/42		155	152,474
Bristol-Myers Squibb Co., 4.50%, 3/01/44		176	180,191
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		60	65,752
Novartis Capital Corp., 4.40%, 4/24/20		190	211,149
Pfizer, Inc.:
2.10%, 5/15/19		310	311,505
3.40%, 5/15/24		225	228,470
4.40%, 5/15/44		75	76,765
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		90	92,359

			1,873,678
Real Estate Investment Trusts (REITs) — 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (b)		215	215,815
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		9	9,293
4.88%, 11/01/20 (b)		15	15,450
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		58	57,724

			298,282

Corporate Bonds	Par (000)		Value
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	USD	53	$52,136
3.75%, 4/01/24		30	30,960
Ryder System, Inc., 2.45%, 9/03/19		140	140,535
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		140	141,027

			364,658
Software — 0.2%
First Data Corp., 7.38%, 6/15/19 (b)		105	112,744
Oracle Corp.:
2.80%, 7/08/21		135	135,000
4.30%, 7/08/34		75	75,000

			322,744
Specialty Retail — 0.2%
The Home Depot, Inc., 4.40%, 3/15/45		40	40,608
QVC, Inc., 7.50%, 10/01/19 (b)		185	194,448

			235,056
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc.:
2.10%, 5/06/19		435	437,193
2.85%, 5/06/21		130	131,120
Hewlett-Packard Co., 3.75%, 12/01/20		170	177,692

			746,005
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24		84	86,313
Philip Morris International, Inc.:
1.13%, 8/21/17		250	249,259
4.88%, 11/15/43		64	68,929
Reynolds American, Inc., 4.75%, 11/01/42		60	57,215

			461,716
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		360	404,100
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, 2.38%, 9/08/16		385	395,869
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,553
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		390	472,875
Sprint Corp., 7.88%, 9/15/23 (b)		135	150,188
T-Mobile USA, Inc.:
6.63%, 4/28/21		55	59,538
6.73%, 4/28/22		50	53,938
6.84%, 4/28/23		15	16,331

			1,160,292
Total Corporate Bonds — 29.2%			40,665,310

Floating Rate Loan Interests — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 10.00%, 10/15/17 (a)		297	309,194

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Nexen Energy ULC, 5.88%, 3/10/35	USD	10	$11,272
Petrobras International Finance Co., 3.88%, 1/27/16		700	721,735
Statoil ASA, 2.90%, 11/08/20		280	287,868
Total Foreign Agency Obligations — 0.7%			1,020,875

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 4.25%, 1/07/25		270	273,645
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		205	211,355
Indonesia — 0.2%
Republic of Indonesia, 5.38%, 10/17/23		260	275,925
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23		550	578,050
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25		100	132,500
Turkey — 0.3%
Turkey Government International Bond, 5.75%, 3/22/24		330	360,525
Total Foreign Government Obligations — 1.3%			1,832,000

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.5%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,000	811,847
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.35%, 4/25/46 (a)		271	216,549
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		506	499,425
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.30%, 12/25/36 (a)		225	182,923
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (a)		177	172,591
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.37%, 2/25/46 (a)		329	160,622

			2,043,957
Commercial Mortgage-Backed Securities — 7.5%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		217	217,747
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		25	26,504
Series 2007-3, Class A1A, 5.77%, 6/10/49 (a)		365	394,988
Series 2007-3, Class A4, 5.77%, 6/10/49 (a)		630	693,379
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.00%, 12/20/41 (a)(b)		133	135,559
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3, 5.74%, 6/11/50		253	253,200

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 2014-388G, Class A, 0.90%, 6/15/33 (a)(b)	USD	385	$385,827
Series 2014-GC19, Class A3, 3.75%, 3/10/47		115	118,405
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		25	27,903
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (a)		158	174,181
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	117,839
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		180	177,257
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		268	269,059
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		130	129,920
Series 2014-CR17, Class A5, 3.98%, 5/10/47		111	117,034
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		130	130,102
Series 2014-UBS3, Class A4, 3.82%, 6/10/47		143	148,465
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)		125	123,100
Series 2010-RR2, Class 2A, 5.86%, 9/15/39 (a)(b)		520	561,247
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		180	181,134
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.81%, 6/17/49 (a)(b)		165	177,302
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		17	16,950
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		156	157,033
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		180	182,622
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AJ, 6.06%, 12/10/49 (a)		38	39,669
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		130	143,664
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		360	339,382
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		100	103,529
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		290	299,362
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		132	140,558
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (a)		195	204,369
Series 2007-C1, Class A1A, 5.83%, 6/12/50 (a)		121	131,237
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		172	175,339
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (a)		315	343,959
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	130,742

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)	USD	125	$136,880
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (a)		505	556,501
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		25	25,398
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.01%, 7/17/56 (b)(c)		114	113,897
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		19	19,085
Series 2011-IO, Class C, 0.00%, 3/23/51 (b)(c)		100	94,375
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		66	66,355
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		120	118,650
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		186	187,339
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		130	131,473
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		470	446,312
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		760	805,268
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		120	120,378
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		269	266,599
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		150	145,927
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (a)		170	178,891
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		148	147,876

			10,529,771
Interest Only Commercial Mortgage-Backed Securities — 1.0%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		3,475	192,501
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.93%, 1/10/46 (a)		2,825	259,989
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.90%, 2/10/46 (a)		2,664	274,155
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		2,410	73,251
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.82%, 11/05/30 (a)(b)		2,340	19,345
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (a)		1,092	102,312
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.87%, 2/15/46 (a)		944	89,751
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.96%, 12/15/45 (a)(b)		1,700	179,359

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-C15, Class XA, 0.85%, 8/15/46 (a)	USD	1,754	$70,258
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (a)		996	90,169

			1,351,090
Total Non-Agency Mortgage-Backed Securities — 10.0%			13,924,818

Other Interests (d)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (e)(f)		185	—
Lehman Brothers Holdings, Inc. (e)(f)		1,025	—

Preferred Securities
Capital Trusts	Par (000)
Banks — 0.1%
Wells Fargo & Co., 5.90% (a)(g)		112	118,804
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/15/37 (a)		30	25,500
Insurance — 0.4%
American International Group, Inc., 8.18%, 5/15/58 (a)		120	165,300
XL Group PLC, 6.50% (a)(g)		335	330,813

			496,113
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(g)		200	209,000
Total Capital Trusts — 0.6%			849,417

Preferred Stocks	Shares
Thrifts & Mortgage Finance — 0.2%
Fannie Mae, Series S, 8.25% (a)		10,000	103,500
Freddie Mac, Series Z, 8.38%		10,000	109,100
Total Preferred Stocks — 0.2%			212,600

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)		13,971	386,997
Total Preferred Securities			1,449,014

Taxable Municipal Bonds	Par (000)
New York City Water & Sewer System RB:
5.38%, 6/15/43	USD	200	229,778
5.50%, 6/15/43		240	277,032
Total Taxable Municipal Bonds — 0.4%			506,810

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.52%, 1/25/21	USD	588	$71,761
Ginnie Mae, Series 2012-120, Class IO, 1.00%, 2/16/53 (a)		1,114	83,476

			155,237
Mortgage-Backed Securities — 42.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/29 (h)		1,600	1,625,250
3.00%, 7/01/29-6/01/43 (a)(h)		5,529	5,540,091
3.14%, 3/01/41 (a)		113	119,920
3.21%, 12/01/40 (a)		158	165,801
3.35%, 6/01/41 (a)		137	144,907
3.50%, 10/01/28-7/01/44 (a)(h)		3,320	3,458,763
4.00%, 2/01/25-7/01/44 (h)		8,516	9,072,035
4.50%, 2/01/25-3/01/44 (h)		4,758	5,138,257
4.71%, 8/01/38 (a)		189	200,209
5.00%, 7/01/33-8/01/41		602	671,389
5.50%, 2/01/35-8/01/37		1,279	1,438,134
6.00%, 2/01/17-7/01/44 (h)		1,225	1,381,846
6.50%, 5/01/40		562	633,815
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/29 (h)		800	812,000
3.00%, 7/01/29-8/01/43 (h)		3,019	3,002,511
3.02%, 2/01/41 (a)		153	163,280
3.50%, 4/01/42-7/01/44 (h)		2,901	2,986,159
4.00%, 7/01/44 (h)		1,400	1,483,125
4.50%, 9/01/43-7/01/44 (h)		1,473	1,594,698
4.83%, 4/01/38 (a)		244	261,033
5.00%, 10/01/41-7/01/44 (h)		1,097	1,213,867
5.50%, 6/01/41-7/01/44 (h)		421	469,349
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/44 (h)		2,215	2,235,766
3.50%, 12/15/42-7/15/44 (h)		2,385	2,484,293
4.00%, 4/20/44-7/15/44 (h)		6,337	6,790,825
4.50%, 5/20/41-7/15/44 (h)		3,160	3,457,543
5.00%, 12/15/38-7/15/44 (h)		1,541	1,694,343
5.50%, 7/15/44 (h)		500	558,379

			58,797,588
Total U.S. Government Sponsored Agency Securities — 42.4%			58,952,825

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42 (i)		365	326,447
3.38%, 5/15/44		7,249	7,298,008
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (i)		656	617,193
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23		1,083	1,102,723
0.63%, 1/15/24		1,959	2,029,696
U.S. Treasury Notes:
0.50%, 6/30/16 (i)		1,380	1,381,185
0.88%, 6/15/17 (i)		6,030	6,032,358
1.63%, 3/31/19-11/15/22 (i)		10,942	10,841,583
1.00%, 11/30/19 (i)		4,263	4,097,809
2.00%, 5/31/21		810	803,925
2.13%, 6/30/21		1,815	1,814,717
2.50%, 5/15/24 (i)		4,708	4,701,780
Total U.S. Treasury Obligations — 29.5%			41,047,424
Total Long-Term Investments (Cost — $178,085,585) — 129.7%			180,456,974

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (j) — 1.5%
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/03/14 to be repurchased at $377,416, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 435,000 and $388,305, respectively)	USD	372	$372,000
Deutsche Bank Securities, Inc., 0.10%, Open (Purchased on 12/17/13 to be repurchased at $1,708,375, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 1,730,000 and $1, 714, 123, respectively)		1,708	1,708,375
Total Short-Term Securities (Cost — $2,080,375) — 1.5%			2,080,375

Options Purchased
(Cost — $130,848) — 0.1%			72,818
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $180,296,808) — 131.3%			182,610,167

Borrowed Bonds
U.S. Treasury Obligations — (1.5)%
U.S. Treasury Bonds,
2.75%, 11/15/42		435	(388,305)
U.S. Treasury Notes,
1.25%, 11/30/18		1,712	(1,696,288)
Total Borrowed Bonds (Proceeds — $2,111,923) — (1.5)%			(2,084,593)

TBA Sale Commitments (h)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/44		2,970	(2,934,036)
3.50%, 7/01/29		200	(211,969)
4.00%, 7/01/29-7/01/44		3,400	(3,608,500)
4.50%, 7/01/44		2,690	(2,913,187)
5.00%, 7/01/44		100	(111,047)
5.50%, 7/01/44		500	(559,783)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/44		725	(715,201)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44		200	(207,984)
4.00%, 7/15/44		4,200	(4,494,656)
4.50%, 7/15/44		310	(338,493)
Total TBA Sale Commitments (Proceeds — $15,954,809) — (11.6)%			(16,094,856)

Options Written
(Premiums Received — $14,401) — (0.0)%			(3,575)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 118.2%			164,427,143
Liabilities in Excess of Other Assets — (18.2)%			(25,299,745)

Net Assets — 100.0%			$139,127,398

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(856,125)	$(9,000)
Credit Suisse Securities (USA) LLC	$(917,965)	$(6,145)
Deutsche Bank Securities, Inc.	$2,737,940	$34,958
Goldman Sachs & Co.	$(503,146)	$(16,490)
J.P. Morgan Securities LLC	$1,273,891	$(12,210)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,354,133	$14,523

(i)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$150

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.14%	3/14/13	Open	$1,933,210	$1,936,774
Credit Suisse Securities (USA) LLC	0.08%	3/03/14	Open	562,000	562,149
Credit Suisse Securities (USA) LLC	0.08%	3/03/14	Open	310,000	310,082
Credit Suisse Securities (USA) LLC	0.08%	3/03/14	Open	4,087,000	4,088,081
BNP Paribas Securities Corp.	0.12%	6/30/14	7/01/14	1,381,725	1,381,730
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	4,952,583	4,952,586
Deutsche Bank Securities, Inc.	(0.06)%	6/30/14	7/01/14	6,030,000	6,030,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.16%	6/30/14	7/01/14	5,821,000	5,821,026
Total				$25,077,518	$25,082,428

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(4)	Euro Buxl	Eurex	September 2014	USD	737,560	$(19,503)
(1)	Japan Government Bonds	Osaka	September 2014	USD	1,437,738	(4,906)
45	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	6,173,437	52,172
38	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	8,344,563	(4,015)
(24)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	2,867,062	(778)
(41)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	5,132,047	2,455
(28)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	4,198,250	(17,932)
(58)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	14,425,325	4,291
(28)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	6,950,300	(3,186)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	Financial futures contracts outstanding as of June 30, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(30)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	7,429,875	$(4,172)
(2)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	494,125	(353)
Total						$4,073

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	231,000	USD	319,174	The Bank of New York Mellon	7/23/14	$(2,838)
EUR	240,000	USD	331,898	UBS AG	7/23/14	(3,236)
USD	652,839	EUR	471,000	Deutsche Bank AG	7/23/14	7,842
USD	510,700	ZAR	5,398,000	UBS AG	7/23/14	5,255
ZAR	5,398,000	USD	510,718	JPMorgan Chase Bank N.A.	7/23/14	(5,273)
TRY	806,243	USD	353,926	Goldman Sachs International	5/07/15	3,271
USD	28,442	TRY	65,180	Bank of America N.A.	5/07/15	(2,324)
USD	28,524	TRY	64,630	Bank of America N.A.	5/07/15	(110)
USD	21,799	TRY	49,411	Bank of America N.A.	5/07/15	(92)
USD	100,142	TRY	225,790	BNP Paribas S.A.	5/07/15	108
USD	47,926	TRY	110,015	Deutsche Bank AG	5/07/15	(4,002)
USD	68,118	TRY	153,423	Deutsche Bank AG	5/07/15	146
USD	56,922	TRY	128,364	Goldman Sachs International	5/07/15	52
Total						$(1,201)

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.25	7/11/14	2	$100
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	233	37,862
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	104	11,700
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	86	20,425
Total						$70,087

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	2,340	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	200	$348
1.5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.75%	Pay	3-month LIBOR	12/15/14	USD	2,213	2,383
Total									$2,731

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	52	$(3,575)

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	1,297	$(26,044)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	535	$995
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	11/25/23	JPY	71,955	(11,258)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	78,495	(10,300)
Total						$(20,563)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	750	$(32,654)	$8,459	$(41,113)
United Mexican States	1.00%	BNP Paribas S.A.	9/20/19	USD	157	(2,742)	(2,499)	(243)
United Mexican States	1.00%	Deutsche Bank AG	9/20/19	USD	115	(2,008)	(1,958)	(50)
Total						$(37,404)	$4,002	$(41,406)

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	190	$(2,276)	$(3,539)	$1,263
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	160	(1,913)	(3,823)	1,910
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB	USD	100	(1,167)	(2,741)	1,574
Teck Resources Ltd.	1.00%	Barclays Bank PLC	6/20/19	BBB	USD	50	(650)	(1,810)	1,160
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	95	(1,640)	(2,963)	1,323
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	15	(259)	(467)	208
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	136	(7,171)	(11,196)	4,025
CMBX.NA Series 7 AAA	0.50%	Goldman Sachs International	1/17/47	AAA	USD	90	(2,118)	(3,395)	1,277
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(23,854)	(64,534)	40,680
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(46,998)	(128,751)	81,753
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	95	(4,233)	(13,805)	9,572
Total							$(92,279)	$(237,024)	$144,745

[1]	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.84%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/14	BRL	14,240	$(545)	$14	$(559)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	N/A	7/02/14	USD	13,000	(28,095)	—	(28,095)
12.05%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	1,285	9,959	(35)	9,994
11.77%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	1,222	8,875	(437)	9,312
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	1,140	6,524	(49)	6,573
11.59%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	965	3,259	(15)	3,274

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.22%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	880	$494	$(9)	$503
7.08%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	5/14/15[3]	5/14/16	ZAR	6,775	(744)	—	(744)
7.09%[2]	3-month JIBAR	Deutsche Bank AG	5/15/15[3]	5/15/16	ZAR	6,780	(688)	—	(688)
11.34%[2]	1-day BZDIOVER	Barclays Bank PLC	N/A	1/02/17	BRL	361	(749)	(5)	(744)
11.50%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/02/17	BRL	258	(3)	(4)	1
11.51%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/02/17	BRL	711	(55)	(12)	(43)
4.04%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	1,081	405	6	399
4.05%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	725	234	—	234
4.04%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	687	281	1	280
4.03%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	525	262	—	262
4.05%[1]	7-day China Fixing Repo Rates	Morgan Stanley Capital Services LLC	N/A	6/30/19	CNY	712	235	1	234
2.57%[2]	3-month LIBOR	Deutsche Bank AG	N/A	10/27/20	USD	300	11,143	—	11,143
3.30%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	N/A	5/06/21	USD	700	(56,461)	—	(56,461)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	470	(36,168)	—	(36,168)
2.16%[1]	3-month LIBOR	Bank of America N.A.	N/A	5/28/23	USD	200	4,859	—	4,859
2.31%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/31/23	USD	200	2,360	—	2,360
Total							$(74,618)	$(544)	$(74,074)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$18,397,984	$2,350,720	$20,748,704
Corporate Bonds	—	40,665,310	—	40,665,310
Floating Rate Loan Interests	—	—	309,194	309,194
Foreign Agency Obligations	—	1,020,875	—	1,020,875
Foreign Government Obligations	—	1,832,000	—	1,832,000
Non-Agency Mortgage-Backed Securities	—	13,248,737	676,081	13,924,818
Preferred Securities	$599,597	849,417	—	1,449,014
Taxable Municipal Bonds	—	506,810	—	506,810
U.S. Government Sponsored Agency Securities	—	58,952,825	—	58,952,825
U.S. Treasury Obligations	—	41,047,424	—	41,047,424
Short-Term Securities	—	2,080,375	—	2,080,375
Options Purchased:
Interest Rate Contracts	70,087	2,731	—	72,818
Liabilities:
Investments:
Borrowed Bonds	—	(2,084,593)	—	(2,084,593)
TBA Sale Commitments	—	(16,094,856)	—	(16,094,856)
Total	$669,684	$160,425,039	$3,335,995	$164,430,718

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$144,745	—	$144,745
Foreign currency exchange contracts	—	16,674	—	16,674
Interest rate contracts	$58,918	50,423	—	109,341
Liabilities:
Credit contracts	—	(67,450)	—	(67,450)
Foreign currency exchange contracts	—	(17,875)	—	(17,875)
Interest rate contracts	(58,420)	(145,060)	—	(203,480)
Total	$498	$(18,543)	—	$(18,045)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,608,692	—	—	$2,608,692
Foreign currency at value	67,794	—	—	67,794
Cash pledged for financial futures contracts	143,000	—	—	143,000
Cash pledged for centrally cleared swaps	85,000	—	—	85,000
Liabilities:
Reverse repurchase agreements	—	$(25,082,428)	—	(25,082,428)
Total	$2,904,486	$(25,082,428)	—	$(22,177,942)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$5,402,020	$240,720	$311,482	$1,248,413	$7,202,635
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(2,125,511)	—	—	(667,217)	(2,792,729)
Accrued discounts/premiums	345	21	—	220	585
Net realized gain (loss)	33,261	4,707	—	878	38,846
Net change in unrealized appreciation/depreciation[2,3]	(20,546)	(5,448)	(806)	1,156	(25,644)
Purchases	1,620,718	—	—	223,125	1,843,843
Sales	(2,559,567)	(240,000)	(1,482)	(130,493)	(2,931,542)
Closing Balance, as of June 30, 2014	$2,350,720	—	$309,194	$676,081	$3,335,995

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	$(2,189)	—	$(806)	$1,156	$(1,839)

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,792,729 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Total ReturnV.I. Fund

Assets
Investments at value (cost — $180,296,808)	$182,610,167
Cash	2,608,692
Foreign currency at value (cost — $67,634)	67,794
Cash pledged for financial futures contracts	143,000
Cash pledged for centrally cleared swaps	85,000
TBA sale commitments receivable	15,954,809
Investments sold receivable	1,572,410
Interest receivable	760,102
Unrealized appreciation on OTC swaps	194,173
Capital shares sold receivable	167,689
Receivable from Manager	21,522
Unrealized appreciation on forward foreign currency exchange contracts	16,674
Variation margin receivable on financial futures contracts	14,451
Swap premiums paid	8,481
Dividends receivable — affiliated	27
Prepaid expenses	564
Other assets	66,629

Total assets	204,292,184

Liabilities
TBA sale commitments at value (proceeds — $15,954,809)	16,094,856
Reverse repurchase agreements	25,082,428
Borrowed bonds at value (proceeds — $2,111,923)	2,084,593
Options written at value (premiums received — $14,401)	3,575
Investments purchased payable	20,787,561
Income dividends payable	305,086
Swap premiums received	242,047
Unrealized depreciation on OTC swaps	164,908
Capital shares redeemed payable	159,087
Investment advisory fees payable	56,040
Variation margin payable on financial futures contracts	27,643
Unrealized depreciation on forward foreign currency exchange contracts	17,875
Interest expense payable	8,248
Officer’s and Directors’ fees payable	2,519
Variation margin payable on centrally cleared swaps	1,669
Distribution fees payable	950
Other affiliates payable	340
Other accrued expenses payable	125,361

Total liabilities	65,164,786

Net Assets	$139,127,398

Net Assets Consist of
Paid-in capital	$163,632,783
Distributions in excess of net investment income	(169,581)
Accumulated net realized loss	(26,599,686)
Net unrealized appreciation/depreciation	2,263,882

Net Assets	$139,127,398

Net Asset Value
Class I — Based on net assets of $134,271,724 and 11,268,269 shares outstanding, 600 million shares authorized, $0.10 par value	$11.92

Class III — Based on net assets of $4,855,674 and 412,306 shares outstanding, 100 million shares authorized, $0.10 par value	$11.78

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Total Return V.I. Fund

Investment Income
Interest	$2,432,115
Dividends	15,340
Dividends — affiliated	150

Total income	2,447,605

Expenses
Investment advisory	342,531
Transfer agent	2,439
Transfer agent — Class I	130,141
Transfer agent — Class III	2,485
Professional	32,446
Custodian	30,837
Accounting services	13,274
Officer and Directors	6,531
Distribution — Class III	5,563
Printing	1,063
Miscellaneous	9,610

Total expenses excluding interest expense	576,920
Interest expense	6,101

Total expenses	583,021
Less fees waived by Manager	(48)
Less transfer agent fees reimbursed — Class I	(129,556)
Less transfer agent fees reimbursed — Class III	(1,249)

Total expenses after fees reimbursed	452,168

Net investment income	1,995,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,303,696
Borrowed bonds	(1,248)
Options written	(3,515)
Financial futures contracts	216,465
Swaps	(379,010)
Foreign currency transactions	(29,450)

2,106,938

Net change in unrealized appreciation/depreciation on:
Investments	3,006,255
Borrowed bonds	(63,521)
Options written	19,073
Financial futures contracts	(206,484)
Swaps	22,849
Foreign currency translations	24,627

2,802,799

Total realized and unrealized gain	4,909,737

Net Increase in Net Assets Resulting from Operations	$6,905,174

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,995,437	$4,154,110
Net realized gain	2,106,938	619,615
Net change in unrealized appreciation/depreciation	2,802,799	(6,450,518)

Net increase (decrease) in net assets resulting from operations	6,905,174	(1,676,793)

Dividends to Shareholders From
Net investment income:
Class I	(2,021,343)	(4,634,779)[1]
Class III	(59,072)	(47,524)[1]

Decrease in net assets resulting from dividends to shareholders	(2,080,415)	(4,682,303)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,389,816)	(18,213,111)

Net Assets
Total increase (decrease) in net assets	434,943	(24,572,207)
Beginning of period	138,692,455	163,264,662

End of period	$139,127,398	$138,692,455

Distributions in excess of net investment income, end of period	$(169,581)	$(84,603)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Cash Flows

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Total Return V.I. Fund

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$6,905,174
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in cash pledged for financial futures contracts	43,000
Decrease in cash pledged for centrally cleared swaps	15,000
Decrease in cash pledged as collateral for reverse repurchase agreements	190,000
Decrease in cash received as collateral for OTC derivatives	(100,000)
Decrease in swap premiums paid	99,108
Decrease in swap premiums received	(11,143)
Decrease in options written receivable	3,050
Decrease in variation margin receivable on financial futures contracts	16,563
Decrease in interest receivable	71,717
Increase in dividends receivable — affiliated	(27)
Increase in receivable from Manager	(913)
Decrease in prepaid expenses	836
Decrease in other assets	2,970
Increase in variation margin payable on financial futures contracts	13,820
Decrease in variation margin payable on centrally cleared swaps	(2,906)
Decrease in investment advisory fee payable	(1,997)
Increase in distribution fees payable	366
Decrease in other affiliates payable	(33)
Decrease in officer’s and Directors’ fees payable	(1,449)
Increase in interest expense payable	2,687
Decrease in other accrued expenses payable	(50,113)
Amortization of premium and accretion of discount on investments	131,046
Net realized (gain) loss on investments, options written and swaps	(2,298,933)
Net unrealized (gain) loss on investments, options written, swaps, borrowed bonds and foreign currency translations	(3,045,981)
Premiums received from options written	66,860
Premiums paid on closing options written	(57,499)
Proceeds from borrowed bonds	390,214
Payments for borrowed bonds	(392,708)
Purchases of long-term investments	(605,765,244)
Proceeds from sales of long-term investments	607,672,332
Net proceeds from sales of short-term securities	(19,650)

Cash used for operating activities	3,876,147

Cash Provided by Financing Activities
Net borrowing of reverse repurchase agreements	3,673,978
Proceeds from issuance of capital shares	10,636,986
Payments on redemption of capital shares	(16,851,756)
Cash dividends paid to shareholders	(13)

Cash provided by financing activities	(2,540,805)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	173

Cash and Foreign Currency
Net increase in cash and foreign currency	1,335,515
Cash and foreign currency at beginning of period	1,340,971

Cash and foreign currency at end of period	$2,676,486

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$(779)

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	$2,100,483

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	23

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I						Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,					Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.51	$12.01	$11.49	$11.29	$10.82	$9.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.17	0.32	0.38	0.46	0.50	0.57	0.15	0.28	0.13	0.05
Net realized and unrealized gain (loss)	0.41	(0.45)	0.55	0.21	0.53	1.12	0.41	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	0.58	(0.13)	0.93	0.67	1.03	1.69	0.56	(0.14)	0.29	0.12

Dividends from net investment income	(0.17)	(0.37)[4]	(0.41)[4]	(0.47)[4]	(0.56)[4]	(0.66)[4]	(0.16)	(0.34)[4]	(0.14)	(0.06)

Net asset value, end of period	$11.92	$11.51	$12.01	$11.49	$11.29	$10.82	$11.78	$11.38	$11.86	$11.71

Total Investment Return[5]
Based on net asset value	5.10%[6]	(1.14)%	8.25%	6.07%	9.69%	17.79%	4.89%[6]	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses	0.83%[7]	0.87%	0.80%	0.69%	0.75%	0.66%	1.00%[7]	1.06%	0.95%[7]	1.09%[7]

Total expenses after fees reimbursed and paid indirectly	0.64%[7]	0.67%	0.67%	0.69%	0.75%	0.66%	0.95%[7]	0.96%	0.95%[7]	0.98%[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.63%[7]	0.65%	0.64%	0.64%	0.63%	0.63%	0.94%[7]	0.94%	0.91%[7]	0.95%[7]

Net investment income	2.86%[7]	2.75%	3.24%	4.04%	4.46%	5.54%	2.55%[7]	2.45%	2.83%[7]	3.22%[7]

Supplemental Data
Net assets, end of period (000)	$134,272	$135,943	$162,921	$171,452	$188,615	$201,547	$4,856	$2,750	$344	— [2]

Portfolio turnover[8]	340%	724%	953%	1,203%	1,331%	757%	340%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012		2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	245%	498%	729	%*	755%	986%	492%

*	The portfolio turnover is also for Class III from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	25

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	27

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement,

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	29

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

the counterparty and the Fund, at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s open reverse repurchase agreements and borrowed bonds agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/ from Counterparty before Collateral	Non-cash Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	—	$(3,318,504)	—	$(3,318,504)	$3,268,881	$(49,623)
Credit Suisse Securities (USA) LLC	$372,000	(9,912,898)	$(389,833)	(9,930,731)	9,767,526	(163,205)
Deutsche Bank Securities, Inc.	1,708,375	(6,030,000)	(1,698,120)	(6,019,745)	6,034,664	14,919
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(5,821,026)	—	(5,821,026)	5,821,259	233

Total	$2,080,375	$(25,082,428)	$(2,087,953)	$(25,090,006)	$24,892,330	$(197,676)

[1]	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $3,360 which is included in interest expense payable in the Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	31

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Transactions in options written for the six months ended June 30, 2014, were as follows:

	Puts
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	69	370,000	$14,579
Options written	191	—	66,860
Options expired	—	(370,000)	(9,539)
Options closed	(208)	—	(57,499)

Outstanding options, end of period	52	—	$14,401

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	$182,181	$204,046
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	16,674	17,875
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	153,204	308,931
Total		$352,059	$530,852

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$ 216,465	$ (206,484)
Swaps	(386,486)	(19,575)
Options[3]	(52,396)	(64,600)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(40,238)	24,866
Credit contracts:
Swaps	7,476	42,424

Total	$ (255,179)	$ (223,369)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	74
Average number of contracts sold	170
Average notional value of contracts purchased	$12,667,907
Average notional value of contracts sold	$30,225,707
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	7
Average number of contracts - USD sold	3
Average U.S. dollar amounts purchased	$1,144,793
Average U.S. dollar amounts sold	$978,876
Options:
Average number of option contracts purchased	267
Average number of option contracts written	53
Average notional value of option contracts purchased	$65,775,613
Average notional value of option contracts written	$12,649,875
Average number of swaption contracts purchased	3
Average number of swaption contracts written	2
Average notional value of swaption contracts purchased	$4,168,875
Average notional value of swaption contracts written	$1,792,375
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	10

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	33

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Average notional value - buy protection	$1,534,500
Average notional value - sell protection	$3,124,000
Interest rate swaps:
Average number of contracts - pays fixed rate	13
Average number of contracts - receives fixed rate	9
Average notional value - pays fixed rate	$24,680,278
Average notional value - receives fixed rate.	$4,051,197

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$14,451		$27,643
Forward foreign currency exchange contracts	16,674		17,875
Options	72,818	[1]	3,575
Swaps - Centrally cleared	—		1,669
Swaps - OTC[2]	202,654		406,955

Total derivative assets and liabilities in the Statement of Assets and Liabilities	306,597		457,717

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(84,538)		(32,887)

Total derivative assets and liabilities subject to an MNA	$222,059		$424,830

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$5,402	$(2,526)	—	—	$2,876
Barclays Bank PLC	3,062	(3,062)	—	—	—
BNP Paribas S.A.	108	(108)	—	—	—
Citibank N.A.	8,459	(8,459)	—	—	—
Credit Suisse International	50,675	(50,675)	—	—	—
Deutsche Bank AG	43,120	(43,120)	—	—	—
Goldman Sachs International	10,156	(10,156)	—	—	—
JPMorgan Chase Bank N.A.	13,834	(12,654)	—	—	1,180
Morgan Stanley Capital Services LLC	235	(235)	—	—	—
Royal Bank of Scotland PLC	81,753	(81,753)	—	—	—
UBS AG	5,255	(3,236)	—	—	2,019

Total	$222,059	$(215,984)	—	—	$6,075

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$2,526	$(2,526)	—	—	—
The Bank of New York Mellon	2,838	—	—	—	$2,838
Barclays Bank PLC	6,098	(3,062)	—	—	3,036
BNP Paribas S.A.	2,742	(108)	—	—	2,634
Citibank N.A.	41,113	(8,459)	—	—	32,654
Credit Suisse International	64,573	(50,675)	—	—	13,898
Deutsche Bank AG	85,817	(43,120)	—	—	42,697
Goldman Sachs International	18,021	(10,156)	—	—	7,865
JPMorgan Chase Bank N.A.	12,654	(12,654)	—	—	—
Morgan Stanley Capital Services LLC	56,461	(235)	—	—	56,226
Royal Bank of Scotland PLC	128,751	(81,753)	—	—	46,998
UBS AG	3,236	(3,236)	—	—	—

Total	$424,830	$(215,984)	—	—	$208,846

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	35

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $500 Million	0.45%
$500 Million — $750 Million	0.40%
Greater than $750 Million	0.35%

For the six months ended June 30, 2014, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $314,227,529.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount, if any, is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $48.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired/terminated.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $686 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $168,884.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$578,617,939	439,878,382	*
U.S. Government Securities	9,105,648	182,286,245

*	Including paydowns.

For the six months ended June 30, 2014, purchases and sales related to mortgage dollar rolls were $164,881,692 and $164,987,960, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$3,521,689
2017	24,152,425
No expiration date[1]	506,054

Total	$28,180,168

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$180,490,527

Gross unrealized appreciation	$3,380,781
Gross unrealized depreciation	(1,261,141)

Net unrealized appreciation	$2,119,640

8. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

For the six months ended June 30, 2014, the average amount of transactions considered borrowings which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $26,582,163 and (0.05)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	37

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	257,238	$3,006,079	287,819	$3,357,390
Shares issued in reinvestment of dividends	174,274	2,044,661	403,349	4,743,903
Shares redeemed	(969,349)	(11,390,381)	(2,453,087)	(28,766,529)

Net decrease	(537,837)	$(6,339,641)	(1,761,919)	$(20,665,236)

Class III
Shares sold	645,066	$7,512,758	368,854	$4,269,873
Shares issued in reinvestment of dividends	4,799	55,822	3,694	42,551
Shares redeemed	(479,203)	(5,618,755)	(159,906)	(1,860,299)

Net increase	170,662	$1,949,825	212,642	$2,452,125

Total Net Decrease	(367,175)	$(4,389,816)	(1,549,277)	$(18,213,111)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund outperformed its benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The Fund’s outperformance versus the benchmark index resulted largely from managing portfolio duration (sensitivity to interest rate movements) and yield curve positioning. The Fund’s overweight to agency mortgage-backed securities (“MBS”) contributed positively to returns. Within the sector, the Fund benefited from positioning within coupon rates and an overweight in 30-year versus an underweight in 15-year MBS. Additionally, the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) interest-only issues added to results.

•	Conversely, the Fund’s foreign currency exposures and positioning in global interest rates detracted from performance.

Describe recent portfolio activity.

•

Throughout the first half of 2014, the mortgage market ground tighter with subdued volatility and a benign prepayment landscape. Housing data suggested a lower net supply of mortgages resulting in a more favorable supply-and-demand dynamic than market participants had expected.

•

During the six-month period, the Fund tactically managed duration in consideration of interest rate expectations. Relative to the benchmark index, the Fund moved from a modest duration overweight in the beginning of the period to a modest underweight at the end of the period. The

Fund continued to maintain an overweight in agency MBS while seeking middle coupon issues. In securitized sectors, the Fund increased exposure to CMBS and asset-backed securities (“ABS”) in the first half of the period to add carry (income) at fair valuations. However, as spreads tightened significantly toward the end of the period, the Fund reduced these positions, resulting in lowered allocations to these sectors for the overall six-month period. Additionally, amid rising inflation expectations in the latter months of the period, the Fund added to positions in five-, ten- and 30-year U.S. Treasury inflation-protected securities (“TIPS”).

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained an underweight in the zero to five-year portion of the yield curve given expectations for rising rates. The Fund’s overall portfolio duration was modestly low as compared to the Barclays U.S. Government/Mortgage Index. From an asset allocation perspective, the Fund ended the period with an overweight relative to the benchmark index in agency MBS and underweight in U.S. Treasuries. Within agency MBS, the Fund held a concentration in middle coupons and remained overweight in 30-year and underweight in 15-year issues. In addition, the Fund maintained non-benchmark exposures to TIPS and securitized assets including CMBS and ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	51%
U.S. Treasury Obligations	37
Corporate Bonds	6
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]   The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

[2]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2014
	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]		Average Annual Total Returns
					1 Year[7]		5 Years[7]		10 Years[7]
Class I5	1.95%	1.72%	3.83%		3.57%		3.88%		3.84%
Class III[5]	1.66	1.62	3.69	[8]	3.43	[8]	3.64	[8]	3.59	[8]
Barclays U.S. Government/Mortgage Index	—	—	3.24		3.16		3.66		4.67
Barclays U.S. Mortgage-Backed Securities Index	—	—	4.03		4.66		3.92		4.95

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,038.30	$3.23	$1,000.00	$1,021.62	$3.21	0.64%
Class III	$1,000.00	$1,036.90	$4.41	$1,000.00	$1,018.96	$4.37	0.93%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through a credit facility by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in the Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Derivative Financial Instruments	BlackRock U.S. Government Bond V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.76%, 5/20/26 (a)(b)	$500	$499,375
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.32%, 8/15/25 (a)(b)	700	690,141
HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)	342	342,171
OCP CLO Ltd., Series 2012-2A, Class A2, 1.72%, 11/22/23 (a)(b)	800	797,119
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.35%, 4/20/25 (a)(b)	500	493,397
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)	450	450,856
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (a)	1,174	1,175,056
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)	500	499,500
Total Asset-Backed Securities — 5.0%		4,947,615

Corporate Bonds
Banks — 8.7%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)	200	220,056
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	516,805
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)	2,400	2,483,832
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)	2,900	2,957,739
1.63%, 9/14/16 (a)	2,390	2,433,976

		8,612,408
Diversified Financial Services — 0.3%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)	200	223,200
Thrifts & Mortgage Finance — 0.7%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	700	716,400
Total Corporate Bonds — 9.7%		9,552,008

Foreign Agency Obligations — 1.7%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,720,454

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 1.1%
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46	$500	$540,219
Series 2014-GC18, Class A4, 4.07%, 1/10/47	500	531,111

		1,071,330
Interest Only Commercial Mortgage-Backed Securities — 2.4%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.06%, 12/10/45 (b)	6,774	687,105
Series 2013-CR7, Class XA, 1.71%, 3/10/46 (b)	3,795	327,030
Series 2014-CR14, Class XA, 1.06%, 2/10/47 (b)	1,435	75,628
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (b)	4,468	418,547
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.96%, 12/15/45 (a)(b)	7,014	740,015
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (b)	1,642	148,560
Total Non-Agency Mortgage-Backed Securities — 3.5%		3,468,215

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.4%
Fannie Mae, 1.63%, 10/26/15	3,880	3,946,317
Federal Home Loan Bank:
1.95%, 7/24/18	1,820	1,842,366
4.00%, 4/10/28	500	523,613

		6,312,296
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)	5,638	23
Series 2003-109, Class IO, 0.00%, 3/16/43-11/16/43 (b)	7,755	77
Series 2004-9, Class IO, 0.31%, 3/16/34 (b)	1,794	2,706

		2,806

Portfolio Abbreviations
AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar	OTC	Over-the-counter
GBP	British Pound	TBA	To-be-announced
JPY	Japanese Yen	USD	U.S. Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 73.6%
Fannie Mae Mortgage-Backed Securities:
3.00%, 3/01/41-6/01/43 (b)	$4,582	$4,546,974
3.14%, 3/01/41 (b)	140	148,401
3.21%, 12/01/40 (b)	167	174,347
3.35%, 6/01/41 (b)	137	144,907
3.50%, 10/01/28-7/01/44 (b)(c)	7,441	7,704,872
4.00%, 2/01/25-7/01/44 (c)	13,032	13,865,233
4.50%, 2/01/25-7/01/44 (c)	3,576	3,875,311
5.00%, 7/01/29-8/01/41 (c)	3,668	3,960,375
5.50%, 11/01/21-8/01/37	813	897,751
6.00%, 4/01/35-6/01/41	1,152	1,302,321
6.50%, 5/01/40	1,405	1,584,701
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43-7/01/44 (c)	5,695	5,621,764
3.02%, 2/01/41 (b)	192	204,100
3.50%, 4/01/42-7/01/44 (c)	4,019	4,134,581
4.00%, 7/01/44 (c)	2,100	2,224,687
4.50%, 11/01/43-7/01/44 (c)	2,387	2,584,187
5.00%, 10/01/41-7/01/44 (c)	197	217,680
5.50%, 6/01/41-7/01/44 (c)	662	737,663
8.00%, 12/01/29-7/01/30	73	86,555
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/44 (c)	300	302,250
3.50%, 12/15/42-7/15/44 (c)	2,685	2,796,786
4.00%, 4/20/44-7/15/44 (c)	6,592	7,064,822
4.50%, 5/20/41-2/15/42	5,258	5,755,652
5.00%, 12/15/38-7/15/44 (c)	828	910,494
5.50%, 1/15/34	1,555	1,755,777

		72,602,191
Total U.S. Government Sponsored Agency Securities — 80.0%		78,917,293

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.38%, 5/15/44 (d)	5,191	5,225,878
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19	506	520,837
0.63%, 1/15/24	1,828	1,893,892
U.S. Treasury Notes:
0.25%, 11/30/14 (d)	3,811	3,813,531
0.50%, 6/30/16 (d)	12,675	12,685,888
1.25%, 11/30/18-2/29/20 (d)	8,190	7,981,907
1.63%, 3/31/19-11/15/22 (d)	13,654	13,602,618
2.00%, 5/31/21	245	243,163
2.13%, 6/30/21	555	554,913
2.50%, 8/15/23-5/15/24 (d)	9,542	9,540,008
Total U.S. Treasury Obligations — 56.8%		56,062,635

		Value
Total Long-Term Investments (Cost — $153,867,682) — 156.7%		$154,668,220

Short-Term Securities	Par (000)
U.S. Government Sponsored Agency Securities — 20.3%
Federal Home Loan Banks, 0.08%, 9/24/14 (e)	20,000	19,998,120
Total Short-Term Securities (Cost — $19,996,250) — 20.3%		19,998,120

Options Purchased
(Cost — $339,583) — 0.2%		250,246
Total Investments Before TBA Sale Commitments and Options Written (Cost — $174,203,515) — 177.2%		174,916,586

TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/44	11,100	(10,965,590)
3.50%, 7/01/44	200	(205,875)
4.00%, 7/01/44	1,500	(1,591,875)
5.00%, 7/01/44	100	(111,047)
5.50%, 7/01/44	200	(223,913)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44	200	(207,984)
4.00%, 7/15/44	2,600	(2,782,406)
4.50%, 7/15/44	4,200	(4,582,179)
5.50%, 7/15/44	1,500	(1,675,137)
Total TBA Sale Commitments (Proceeds — $22,176,189) — (22.7)%		(22,346,006)

Options Written
(Premiums Received — $311,262) — (0.2)%		(232,087)
Total Investments Net of TBA Sale Commitments and Options Written — 154.3%		152,338,493
Liabilities in Excess of Other Assets — (54.3)%		(53,625,601)

Net Assets — 100.0%		$98,712,892

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,116,000	$7,453
Citigroup Global Markets, Inc.	$(1,481,837)	$(13,946)
Credit Suisse Securities (USA) LLC	$4,688,844	$42,112
Deutsche Bank Securities, Inc.	$4,125,808	$7,957
Goldman Sachs & Co.	$(2,419,046)	$4,103
J.P. Morgan Securities LLC	$(2,800,057)	$(43,964)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$4,214,180	$30,746
RBS Securities, Inc.	$(424,500)	$(1,172)

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Represents the current yield as of report date.

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,249,401	(1,249,401)	—	$789

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.03)%	5/05/14	Open	$3,500,000	$3,500,000
RBC Capital Markets, LLC	0.16%	6/26/14	Open	1,630,125	1,630,161
RBC Capital Markets, LLC	0.16%	6/26/14	Open	1,871,100	1,871,142
RBC Capital Markets, LLC	0.16%	6/26/14	Open	3,811,000	3,811,085
RBC Capital Markets, LLC	0.16%	6/26/14	Open	4,161,705	4,161,798
RBC Capital Markets, LLC	0.16%	6/26/14	Open	6,126,750	6,126,885
BNP Paribas Securities Corp.	0.12%	6/30/14	7/01/14	12,690,844	12,690,886
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	7,941,514	7,941,519
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.16%	6/30/14	7/01/14	7,750,000	7,750,034
Total				$49,483,038	$49,483,510

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(4)	Euro-Buxl	Eurex	September 2014	USD	737,560	$(19,503)
(19)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	4,172,281	1,677
(61)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	7,287,117	(17,737)
(42)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	5,257,219	(17,844)
14	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	1,920,625	16,277
1	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	149,938	1,592
(46)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	11,440,775	(2,869)
(32)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	7,943,200	(15,631)
(21)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	5,200,912	1,548
(4)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	988,250	(992)
(6)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,478,400	(807)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	Financial futures contracts outstanding as of June 30, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	245,063	$(89)
2	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	486,425	972
Total						$(53,406)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	539,669	AUD	579,690	Bank of America N.A.	9/17/14	$(3,831)
USD	510,000	CAD	557,433	Royal Bank of Scotland PLC	9/17/14	(11,370)
USD	500,000	JPY	51,136,000	Bank of America N.A.	9/17/14	(5,066)
Total						$(20,267)

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.00	9/12/14	44	$1,375
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	195	31,687
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	59	14,013
Total						$47,075

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
GBP Currency	Citibank N.A.	Put	USD	1.70	7/03/14	GBP	1,785	$712

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Citibank N.A.	Call	1.95%	Receive	3-month LIBOR	11/21/14	USD	2,300	$19,690
30-Year Interest Rate Swap	Citibank N.A.	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	1,100	60,405
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	400	21,965
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	855	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	400	695
5-Year Interest Rate Swap	Citibank N.A.	Put	1.95%	Pay	3-month LIBOR	11/21/14	USD	2,300	18,077
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	800	14,874
30-Year Interest Rate Swap	Citibank N.A.	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	1,100	48,952
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	400	17,801
Total									$202,459

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	2,800	$(134,354)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	900	(7,359)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	900	(40,369)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	2,800	(7,058)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	900	(7,555)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	900	(27,873)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,600	(7,519)
Total									$(232,087)

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.27%[1]	3-month LIBOR	Chicago Mercantile	6/10/23	USD	700	$(11,583)
2.38%[1]	3-month LIBOR	Chicago Mercantile	6/13/23	USD	800	(5,862)
2.75%[2]	3-month LIBOR	Chicago Mercantile	7/16/23	USD	1,100	(37,068)
2.71%[2]	3-month LIBOR	Chicago Mercantile	7/22/23	USD	1,200	(35,627)
2.88%[2]	3-month LIBOR	Chicago Mercantile	2/14/24	USD	500	(19,054)
3.91%[1]	3-month LIBOR	Chicago Mercantile	9/12/43	USD	2,600	341,440
3.67%[2]	3-month LIBOR	Chicago Mercantile	11/05/43	USD	600	(46,758)
3.84%[1]	3-month LIBOR	Chicago Mercantile	12/23/43	USD	3,300	354,273
3.65%[2]	3-month LIBOR	Chicago Mercantile	2/27/44	USD	300	(24,604)
3.59%[2]	3-month LIBOR	Chicago Mercantile	3/04/44	USD	300	(20,675)
Total						$494,482

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation (Depreciation)
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	2,200	$64,916	$64,916
2.74%[2]	3-month LIBOR	Citibank N.A.	9/21/20	USD	400	(20,581)	(20,581)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	500	17,921	17,921
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	500	19,073	19,073
2.28%[1]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	900	(13,321)	(13,321)
2.82%[2]	3-month LIBOR	Credit Suisse International	4/17/43	USD	1,100	95,511	95,511
2.81%[2]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,700	153,870	153,870
2.77%[2]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	1,100	108,073	108,073
3.07%[2]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,800	71,995	71,995
3.09%[2]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	700	26,282	26,282
Total						$523,739	$523,739

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Received	Unrealized Appreciation
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	478	$511	$(5,628)	$6,139
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	736	787	(8,438)	9,225
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	688	736	(6,184)	6,920
Total						$2,034	$(20,250)	$22,284

[1]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,948,740	$998,875	$4,947,615
Corporate Bonds	—	9,552,008	—	9,552,008
Foreign Agency Obligations	—	1,720,454	—	1,720,454
Non-Agency Mortgage-Backed Securities	—	3,468,215	—	3,468,215
U.S. Government Sponsored Agency Securities	—	78,917,293	—	78,917,293
U.S. Treasury Obligations.	—	56,062,635	—	56,062,635
Short-Term Securities:
U.S. Government Sponsored Agency Securities	—	19,998,120	—	19,998,120
Options Purchased:
Foreign Currency Exchange Contracts	—	712	—	712
Interest Rate Contracts	$47,075	202,459	—	249,534
Liabilities:
Investments:
TBA Sale Commitments	—	(22,346,006)	—	(22,346,006)
Total	$47,075	$151,524,630	$998,875	$152,570,580

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$22,066	$1,275,638	—	$1,297,704
Liabilities:
Foreign currency exchange contracts	—	(20,267)	—	(20,267)
Interest rate contracts	(75,472)	(467,220)	—	(542,692)
Total	$(53,406)	$788,151	—	$734,745

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,756,971	—	—	$1,756,971
Foreign currency at value	13,064	—	—	13,064
Cash pledged for financial futures contracts	168,000	—	—	168,000
Cash pledged for centrally cleared swaps	295,000	—	—	295,000
Liabilities:
Reverse repurchase agreements	—	$(49,483,510)	—	(49,483,510)
Cash received as collateral for OTC derivatives	—	(200,000)	—	(200,000)
Total	$2,233,035	$(49,683,510)	—	$(47,450,475)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Assets:
Opening Balance, as of December 31, 2013	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	$11
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2,3]	(11)
Purchases	998,875
Sales	—
Closing Balance, as of June 30, 2014	$998,875

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	$(11)

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.
[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $174,203,515)	$174,916,586
Cash	1,756,971
Cash pledged for financial futures contracts	168,000
Cash pledged for centrally cleared swaps	295,000
Foreign currency at value (cost — $12,951)	13,064
Variation margin receivable on financial futures contracts	4,719
Variation margin receivable on centrally cleared swaps	6,974
Investments sold receivable	381,178
TBA sale commitments receivable	22,176,189
Capital shares sold receivable	29,383
Interest receivable	422,097
Unrealized appreciation on OTC swaps	579,925
Receivable from Manager	16,281
Dividends receivable — affiliated	56
Prepaid expenses	374
Other assets	50,415

Total assets	200,817,212

Liabilities
Options written at value (premiums received — $311,262)	232,087
TBA sale commitments at value (proceeds — $22,176,189)	22,346,006
Reverse repurchase agreements	49,483,510
Cash received as collateral for OTC derivatives	200,000
Variation margin payable financial futures contracts	12,708
Investments purchased payable	29,412,785
Swap premiums received	20,250
Unrealized depreciation on foreign currency exchange contracts	20,267
Unrealized depreciation on OTC swaps	33,902
Income dividends payable	183,207
Capital shares redeemed payable	553
Distribution fees payable	171
Investment advisory fees payable	38,357
Other affiliates payable	220
Officer’s and Directors’ fees payable	2,527
Other accrued expenses payable	117,770

Total liabilities	102,104,320

Net Assets	$98,712,892

Net Assets Consist of
Paid-in capital	$102,118,132
Distributions in excess of net investment income	(348,020)
Accumulated net realized loss	(4,697,037)
Net unrealized appreciation/depreciation	1,639,817

Net Assets	$98,712,892

Net Asset Value
Class I — Based on net assets of $98,497,949 and 9,553,613 shares outstanding, 300 million shares authorized, $0.10 par value	$10.31

Class III — Based on net assets of $214,943 and 20,850 shares outstanding, 100 million shares authorized, $0.10 par value	$10.31

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$1,289,799
Dividends — affiliated	789

Total income	1,290,588

Expenses:
Investment advisory	252,202
Transfer agent	2,451
Transfer agent — Class I	100,176
Transfer agent — Class III	69
Custodian	27,202
Professional	20,012
Accounting Services	10,822
Officer and Directors	2,205
Printing	1,089
Distribution — Class III	504
Miscellaneous	11,215

Total expenses excluding interest expense	427,947
Interest expense	1,220

Total expenses	429,167
Less fees waived by Manager	(3,595)
Less transfer agent fees reimbursed — Class I	(100,176)
Less transfer agent fees reimbursed — Class III	(6)

Total expenses after fees waived and reimbursed	325,390

Net investment income	965,198

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,082,021
Financial futures contracts	126,158
Options written	181,350
Swaps	(241,808)
Foreign currency transactions	(22,063)

1,125,658

Net change in unrealized appreciation/depreciation on:
Investments	2,286,108
Financial futures contracts	(140,312)
Options written	(123,155)
Swaps	(305,334)
Foreign currency translations	(20,126)

1,697,181

Total realized and unrealized gain	2,822,839

Net Increase in Net Assets Resulting from Operations	$3,788,037

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$965,198	$1,444,680
Net realized gain (loss)	1,125,658	(4,400,834)
Net change in unrealized appreciation/depreciation	1,697,181	(956,123)

Net increase (decrease) in net assets resulting from operations	3,788,037	(3,912,277)

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(1,125,101)	(2,874,372)[1]
Class III	(4,033)	(1,307)[1]
Net realized gain:
Class I	—	(796,560)[1]
Class III	—	(229)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,129,134)	(3,672,468)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,389,384)	(19,938,758)

Net Assets
Total decrease in net assets	(4,730,481)	(27,523,503)
Beginning of period	103,443,373	130,966,876

End of period	$98,712,892	$103,443,373

Distributions in excess of net investment income, end of period	$(348,020)	$(184,084)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.04	$10.71	$10.76	$10.45	$9.99	$10.81

Net investment income[1]	0.10	0.13	0.23	0.29	0.39	0.41
Net realized and unrealized gain (loss)	0.28	(0.48)	0.03	0.36	0.46	(0.59)

Net increase (decrease) from investment operations	0.38	(0.35)	0.26	0.65	0.85	(0.18)

Dividends and distributions from:
Net investment income	(0.11)	(0.25)[2]	(0.27)[2]	(0.34)[2]	(0.39)[2]	(0.39)[2]
Net realized gain	—	(0.07)[2]	(0.04)[2]	—	—	(0.25)[2]

Total dividends and distributions	(0.11)	(0.32)	(0.31)	(0.34)	(0.39)	(0.64)

Net asset value, end of period	$10.31	$10.04	$10.71	$10.76	$10.45	$9.99

Total Investment Return[3]
Based on net asset value	3.83%[4]	(3.25)%	2.41%	6.31%	8.67%	(1.64)%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.90%	0.83%	0.66%	0.75%	0.66%

Total expenses after fees waived and/or reimbursed	0.64%[5]	0.69%	0.69%	0.66%	0.75%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.64%[5]	0.68%	0.68%	0.66%	0.63%	0.61%

Net investment income	1.91%[5]	1.24%	2.13%	2.80%	3.68%	3.90%

Supplemental Data
Net assets, end of period (000)	$98,498	$103,218	$130,938	$145,886	$192,317	$222,581

Portfolio turnover[6]	347%	1,956%	1,529%	2,601%	3,289%	2,909%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	160%	1,415%	1,119%	1,825%	2,400%	2,227%

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.10	0.11	0.01	0.08
Net realized and unrealized gain (loss)	0.27	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.37	0.02	(0.37)	0.13

Dividends and distributions from:
Net investment income	(0.10)	(0.10)[4]	(0.15)[4]	(0.15)[4]
Net realized gain	—	(0.07)[4]	—	(0.04)[4]

Total dividends and distributions	(0.10)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.31	$10.04	$10.19	$10.71

Total Investment Return[5,6]
Based on net asset value	3.69%	0.26%	(3.60)%	1.24%

Ratios to Average Net Assets
Total expenses[7]	0.95%	0.86%	1.66%	1.14%

Total expenses after fees waived and/or reimbursed[7]	0.93%	0.85%	0.85%	1.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense[7]	0.93%	0.84%	0.85%	0.99%

Net investment income[7]	1.86%	2.30%	0.25%	1.20%

Supplemental Data
Net assets, end of period (000)	$215	$225	— [2]	$29

Portfolio turnover[8]	347%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Aggregate total investment return.

[6]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
Portfolio turnover (excluding mortgage dollar roll transactions)	160%	1,415%	1,415%	1,119%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis as of June 30, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas Securities Corp.	$12,690,886	$(12,686,060)	—	$4,826
Credit Suisse Securities (USA) LLC	7,941,519	(7,941,519)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,250,034	(11,250,034)	—	—
RBC Capital Markets, LLC	17,601,071	(17,601,071)	—	—
Total	$49,483,510	$(49,478,684)	—	$4,826

[1]

Collateral with a value of $49,552,440 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk and foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the six months ended June 30, 2014, were as follows:

	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received

Outstanding options, beginning of period	3,200	$93,786	55,800	$393,266
Options written	1,800	43,830	1,800	47,220
Options closed	(400)	(3,720)	(51,400)	(263,120)

Outstanding options, end of period	4,600	$133,896	6,200	$177,366

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums received; Investments at value - unaffiliated[2]; Options written at value	$1,547,238	$562,942
Foreign currency exchange contracts	Unrealized appreciation/depreciation on foreign currency exchange contracts; Investments at value - unaffiliated[2]	712	20,267
Total		$1,547,950	$583,209

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$126,158	$(140,312)
Swaps	(243,979)	(305,334)
Options[3]	5,398	(62,578)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(20,750)	(20,267)
Options[3]	—	(9,245)
Credit contracts:
Swaps	2,171	—

Total	$(131,002)	$(537,736)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	20
Average number of contracts sold	186
Average notional value of contracts purchased	$3,456,248
Average notional value of contracts sold	$34,657,043
Foreign currency exchange contracts:
Average number of contracts - USD purchased	3
Average U.S. dollar amounts purchased	$1,652,335
Options:
Average number of option contracts purchased	186
Average notional value of option contracts purchased	$47,345,291
Average number of swaption contracts purchased	5
Average number of swaption contracts written	5
Average notional value of swaption contracts purchased	$5,227,500
Average notional value of swaption contracts written	$9,000,000
Interest rate swaps:
Average number of contracts - pays fixed rate	18
Average number of contracts - receives fixed rate	11
Average notional value - pays fixed rate	$54,312,500
Average notional value - receives fixed rate	$49,050,000
Total return swaps:
Average number of contracts	3
Average notional value	$1,992,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$4,719		$12,708
Foreign currency exchange contracts	—		20,267
Options	250,246	[1]	232,087
Swaps — Centrally cleared	6,974		—
Swaps — OTC[2]	579,925		54,152

Total derivative assets and liabilities in the Statement of Assets and Liabilities	841,864		319,214

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(58,768)		(12,708)

Total derivative assets and liabilities subject to an MNA	$783,096		$306,506

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$134,355	$(8,897)	—	—	$125,458
Citibank N.A.	438,617	(161,993)	—	$(200,000)	76,624
Credit Suisse International	101,650	(5,628)	—	—	96,022
Deutsche Bank AG	92,329	(89,082)	—	—	3,247
JPMorgan Chase Bank N.A.	16,145	(16,145)	—	—	—

Total	$783,096	$(281,745)	—	$(200,000)	$301,351

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$8,897	$(8,897)	—	—	—
Citibank N.A.	161,993	(161,993)	—	—	—
Credit Suisse International	5,628	(5,628)	—	—	—
Deutsche Bank AG	89,082	(89,082)	—	—	—
JPMorgan Chase Bank N.A.	29,536	(16,145)	—	—	$13,391
Royal Bank of Scotland PLC	11,370	—	—	—	11,370

Total	$306,506	$(281,745)	—	—	$24,761

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

Effective June 1, 2014, the Manager has agreed to voluntarily waive 0.03% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired/terminated.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $479 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed - class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$219,452,276	$679,410,829	*
U.S. Government Securities	$240,051,281	$233,325,041

*	Including paydowns.

For the six months ended June 30, 2014, purchases and sales related to mortgage dollar rolls were $247,622,979 and $247,840,469, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had a capital loss carryforward of $5,665,297, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$174,275,540

Gross unrealized appreciation	$1,846,380
Gross unrealized depreciation	(1,205,334)

Net unrealized appreciation	$641,046

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

For the six months ended June 30, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $26,741,136 and (0.18)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Class I	Shares	Amount	Shares	Amount
Shares sold	49,627	$505,159	311,831	$3,214,749
Shares issued in reinvestment of dividends and distributions	108,970	1,112,455	362,540	3,754,427
Shares redeemed	(881,119)	(8,993,698)	(2,622,728)	(27,106,217)

Net decrease	(722,522)	$(7,376,084)	(1,948,357)	$(20,137,041)

Class III	Shares	Amount	Shares[1]	Amount[1]
Shares sold	127,645	$1,312,025	23,799	$239,968
Shares issued in reinvestment of dividends and distributions	265	2,713	97	1,003
Shares redeemed	(129,503)	(1,328,038)	(4,191)	(42,688)

Net increase (decrease)	(1,593)	$(13,300)	19,705	$198,283

Total Net Decrease	(724,115)	$(7,389,384)	(1,928,652)	$(19,938,758)

[1]	For the period January 1, 2013 to July 9, 2013 and July 15, 2013 (recommencement of operations) to December 31, 2013.

At June 30, 2014, 1,963 Class III Shares of the Fund were owned by affiliates.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	29

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2014	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund outperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The Fund’s outperformance was attributable to stock selection in biotechnology (health care sector), where Myriad Genetics was the Fund’s strongest contributor, followed closely by MannKind Corporation. Selection within biotechnology was particularly notable given that the broader industry, as represented in the benchmark index, actually produced an overall negative return for the period.

•

Additional contributions to relative performance came from the Fund’s positioning in specialty retail stocks (consumer discretionary). Abercrombie and Fitch Co. delivered strong returns, while the Fund also benefited from the decision not to invest in benchmark constituent Aeropostle, Inc. Selection within the aerospace & defense industry (industrials) added to results, with stand-out performance from Orbital Sciences Corporation. Security selection within the energy, utilities and consumer staples sectors also contributed positively to performance.

•

Conversely, the Fund’s holdings in the communications equipment industry (information technology (“IT”) sector) detracted from performance due to positions in Procera Networks, Inc. and Digi International, Inc. The Fund’s underweight to the materials sector proved to be a disadvantage, especially within construction materials. On an individual stock basis, a position in real estate investment trust Rouse Properties was the largest detractor from results. Other positions having a negative impact included Invacare Corporation (health care) and TriQuint Semiconductor, Inc. (IT).

Describe recent portfolio activity.

•	During the six-month period, the Fund increased exposure to the IT and utilities sectors and decreased exposure to health care and financials.

Describe portfolio positioning at period end.

•	Relative to the S&P SmallCap 600® Value Index, the Fund ended the period overweight in the energy and consumer discretionary sectors and underweight in financials and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	18%
Consumer Discretionary	18
Information Technology	17
Industrials	13
Health Care	9
Energy	9
Utilities	8
Materials	6
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment advisor believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	7.39%	29.99%	22.07%	8.35%
Class II4	7.29	29.75	21.88	8.19
Class III[4]	7.33	29.74	21.80	8.07
S&P SmallCap 600® Value Index	4.46	25.41	21.67	9.55

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,073.90	$4.58	$1,000.00	$1,020.38	$4.46	0.89%
Class II	$1,000.00	$1,072.90	$5.45	$1,000.00	$1,019.54	$5.31	1.06%
Class III	$1,000.00	$1,073.30	$5.55	$1,000.00	$1,019.44	$5.41	1.08%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.1%
Esterline Technologies Corp. (a)(b)	20,200	$2,325,424
The KEYW Holding Corp. (a)(b)	91,100	1,145,127
Moog, Inc., Class A (a)	60,300	4,395,267
Triumph Group, Inc.	18,000	1,256,760

		9,122,578
Auto Components — 1.0%
Tenneco, Inc. (a)	46,974	3,086,192
Automobiles — 0.7%
Thor Industries, Inc.	37,613	2,139,051
Banks — 4.3%
Banner Corp.	34,228	1,356,456
BBCN Bancorp, Inc.	74,500	1,188,275
Boston Private Financial Holdings, Inc.	11,553	155,272
Cathay General Bancorp	30,804	787,350
Centerstate Banks, Inc.	103,800	1,162,560
Hanmi Financial Corp.	31,900	672,452
Old National Bancorp	99,400	1,419,432
PrivateBancorp, Inc.	34,000	988,040
Umpqua Holdings Corp.	76,900	1,378,048
Wintrust Financial Corp.	80,000	3,680,000

		12,787,885
Beverages — 0.5%
Cott Corp.	197,452	1,395,986
Biotechnology — 1.1%
ArQule, Inc. (a)	174,833	270,991
MannKind Corp. (a)(b)	231,284	2,541,811
XOMA Corp. (a)	120,680	553,921

		3,366,723
Building Products — 1.2%
Continental Building Products, Inc. (a)(b)	106,600	1,641,640
Norcraft Cos., Inc. (a)	131,000	1,874,610

		3,516,250
Capital Markets — 1.7%
Investment Technology Group, Inc. (a)	39,200	661,696
Marcus & Millichap, Inc. (a)	155,852	3,975,785
Stifel Financial Corp. (a)(b)	6,300	298,305

		4,935,786
Chemicals — 3.2%
Axiall Corp.	43,207	2,042,395
Huntsman Corp.	63,000	1,770,300
Kraton Performance Polymers, Inc. (a)	105,977	2,372,825
OM Group, Inc.	50,800	1,647,444
Rockwood Holdings, Inc.	20,091	1,526,715

		9,359,679
Communications Equipment — 3.2%
ARRIS Group, Inc. (a)	86,500	2,813,845
Digi International, Inc. (a)	156,500	1,474,230
Harmonic, Inc. (a)	216,100	1,612,106
Ixia (a)	159,900	1,827,657
Plantronics, Inc.	8,700	418,035
Procera Networks, Inc. (a)(b)	123,300	1,244,097

		9,389,970
Construction & Engineering — 2.4%
EMCOR Group, Inc.	53,500	2,382,355
MYR Group, Inc. (a)	118,500	3,001,605
Orion Marine Group, Inc. (a)	145,456	1,575,288

		6,959,248

Common Stocks	Shares	Value
Consumer Finance — 1.2%
Cash America International, Inc.	37,800	$1,679,454
Springleaf Holdings, Inc. (a)	73,400	1,904,730

		3,584,184
Containers & Packaging — 0.5%
Rock-Tenn Co., Class A	13,600	1,436,024
Diversified Consumer Services — 1.9%
Apollo Education Group, Inc., Class A (a)(b)	77,675	2,427,344
Lincoln Educational Services Corp.	238,567	1,071,166
Regis Corp.	19,140	269,491
ServiceMaster Global Holdings, Inc. (a)	107,600	1,961,548

		5,729,549
Electric Utilities — 4.0%
ALLETE, Inc.	75,800	3,892,330
El Paso Electric Co.	83,200	3,345,472
Hawaiian Electric Industries, Inc. (b)	87,800	2,223,096
PNM Resources, Inc.	82,500	2,419,725

		11,880,623
Electronic Equipment, Instruments & Components — 5.8%
Anixter International, Inc.	34,500	3,452,415
Ingram Micro, Inc., Class A (a)	84,800	2,477,008
OSI Systems, Inc. (a)	48,600	3,244,050
Plexus Corp. (a)	27,600	1,194,804
Rofin-Sinar Technologies, Inc. (a)	72,500	1,742,900
ScanSource, Inc. (a)	37,000	1,408,960
SYNNEX Corp. (a)(b)	50,300	3,664,355

		17,184,492
Energy Equipment & Services — 2.5%
McDermott International, Inc. (a)(b)	252,100	2,039,489
Pioneer Energy Services Corp. (a)	69,130	1,212,540
Superior Energy Services, Inc.	71,400	2,580,396
TETRA Technologies, Inc. (a)	123,900	1,459,542

		7,291,967
Food & Staples Retailing — 1.3%
SUPERVALU, Inc. (a)	468,400	3,850,248
Food Products — 0.3%
Pinnacle Foods, Inc.	28,043	922,615
Gas Utilities — 2.3%
Northwest Natural Gas Co.	22,600	1,065,590
South Jersey Industries, Inc.	55,300	3,340,673
Southwest Gas Corp.	44,200	2,333,318

		6,739,581
Health Care Equipment & Supplies — 4.6%
Hansen Medical, Inc. (a)(b)	1,126,009	1,475,072
Invacare Corp.	200,819	3,689,045
Lumenis Ltd., Class B (a)	156,160	1,520,998
NuVasive, Inc. (a)	76,073	2,705,917
OraSure Technologies, Inc. (a)	470,984	4,055,172

		13,446,204
Health Care Providers & Services — 1.3%
Owens & Minor, Inc.	112,737	3,830,803
Hotels, Restaurants & Leisure — 2.0%
Brinker International, Inc.	33,331	1,621,553
Papa John’s International, Inc.	38,988	1,652,701
Pinnacle Entertainment, Inc. (a)	109,565	2,758,847

		6,033,101

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables — 0.8%
The New Home Co., Inc. (a)(b)	61,000	$861,930
Taylor Morrison Home Corp., Class A (a)	69,103	1,549,289

		2,411,219
Insurance — 1.4%
Argo Group International Holdings Ltd.	11,600	592,876
Fidelity & Guaranty Life	83,900	2,008,566
Heritage Insurance Holdings, Inc. (a)	104,800	1,594,008

		4,195,450
Internet & Catalog Retail — 0.3%
dELiA*s, Inc. (a)(b)	1,050,865	809,376
IT Services — 0.7%
Euronet Worldwide, Inc. (a)(b)	41,961	2,024,199
Leisure Products — 0.3%
LeapFrog Enterprises, Inc. (a)(b)	105,984	778,982
Life Sciences Tools & Services — 1.4%
Pacific Biosciences of California, Inc. (a)	664,861	4,108,841
Machinery — 4.7%
Actuant Corp., Class A	25,500	881,535
Albany International Corp., Class A	33,100	1,256,476
Barnes Group, Inc.	69,600	2,682,384
CIRCOR International, Inc.	14,671	1,131,574
Crane Co.	32,000	2,379,520
EnPro Industries, Inc. (a)	15,900	1,163,244
Kennametal, Inc.	30,800	1,425,424
RBC Bearings, Inc.	46,100	2,952,705

		13,872,862
Media — 2.9%
AMC Entertainment Holdings, Inc., Class A	59,771	1,486,505
Carmike Cinemas, Inc. (a)	52,652	1,849,665
Cumulus Media, Inc. — Class A (a)	229,186	1,510,336
Live Nation Entertainment, Inc. (a)	146,932	3,627,751

		8,474,257
Metals & Mining — 2.4%
Haynes International, Inc.	56,205	3,180,641
Materion Corp.	21,514	795,803
Stillwater Mining Co. (a)(b)	173,000	3,036,150

		7,012,594
Multiline Retail — 0.7%
Fred’s, Inc., Class A	130,964	2,002,440
Multi-Utilities — 1.8%
Northwestern Corp.	101,100	5,276,409
Oil, Gas & Consumable Fuels — 5.8%
Africa Oil Corp. (a)(b)	289,000	1,977,133
Bill Barrett Corp. (a)(b)	82,404	2,206,779
Emerald Oil, Inc. (a)(b)	274,215	2,097,745
Navigator Holdings Ltd. (a)	44,800	1,316,224
Oasis Petroleum, Inc. (a)	68,456	3,826,006
Parsley Energy, Inc., Class A (a)	22,000	529,540
Ship Finance International Ltd.	100,100	1,860,859
SM Energy Co.	19,800	1,665,180
StealthGas, Inc. (a)	138,200	1,534,020

		17,013,486
Paper & Forest Products — 0.2%
Schweitzer-Mauduit International, Inc.	16,476	719,342
Professional Services — 1.0%
Kforce, Inc.	141,400	3,061,310
Real Estate Investment Trusts (REITs) — 7.8%
Ashford Hospitality Prime, Inc.	134,899	2,314,867

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Corporate Office Properties Trust (b)	65,113	$1,810,793
CyrusOne, Inc.	175,461	4,368,979
Education Realty Trust, Inc.	337,783	3,627,789
LTC Properties, Inc.	25,636	1,000,829
Monmouth Real Estate Investment Corp.	177,300	1,780,092
Pennsylvania Real Estate Investment Trust	223,552	4,207,249
Rouse Properties, Inc.	229,568	3,927,908

		23,038,506
Semiconductors & Semiconductor Equipment — 2.8%
DSP Group, Inc. (a)	202,800	1,721,772
Exar Corp. (a)(b)	62,100	701,730
RF Micro Devices, Inc. (a)	272,949	2,617,581
Teradyne, Inc.	66,700	1,307,320
Veeco Instruments, Inc. (a)	53,200	1,982,232

		8,330,635
Software — 2.6%
Bottomline Technologies, Inc. (a)(b)	69,603	2,082,522
Monotype Imaging Holdings, Inc.	12,275	345,787
PTC, Inc. (a)	61,400	2,382,320
Take-Two Interactive Software, Inc. (a)	34,200	760,608
TIBCO Software, Inc. (a)	110,100	2,220,717

		7,791,954
Specialty Retail — 4.9%
Abercrombie & Fitch Co., Class A	67,588	2,923,181
The Children’s Place Retail Stores, Inc.	40,422	2,006,144
Genesco, Inc. (a)(b)	41,473	3,406,178
Murphy USA, Inc. (a)	38,914	1,902,505
Office Depot, Inc. (a)(b)	391,734	2,228,966
Penske Automotive Group, Inc.	38,266	1,894,167
Stage Stores, Inc.	12,112	226,373

		14,587,514
Technology Hardware, Storage & Peripherals — 1.0%
NCR Corp. (a)	45,836	1,608,385
Silicon Graphics International Corp. (a)	125,293	1,205,319

		2,813,704
Textiles, Apparel & Luxury Goods — 1.3%
G-III Apparel Group Ltd. (a)	23,872	1,949,388
Vera Bradley, Inc. (a)(b)	80,586	1,762,416

		3,711,804
Thrifts & Mortgage Finance — 0.8%
Northwest Bancshares, Inc.	183,600	2,491,452
Total Common Stocks — 95.7%		282,515,075

Warrants (c)
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	271,320
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	67,425
Total Warrants — 0.1%		338,745
Total Long-Term Investments (Cost — $227,700,671) — 95.8%		282,853,820

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	12,573,199	$12,573,199

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	$32,894	32,893,948

Value
Total Short-Term Securities (Cost — $45,467,147) — 15.4%	$45,467,147
Total Investments (Cost — $273,167,818) — 111.2%	328,320,967
Liabilities in Excess of Other Assets — (11.2)%	(33,048,550)

Net Assets — 100.0%	$295,272,417

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,786,654	10,786,545	12,573,199	$964
BlackRock Liquidity Series, LLC, Money Market Series	$22,112,391	$10,781,557	$32,893,948	$299,349

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$282,515,075	—	—	$282,515,075
Warrants	271,320	$67,425	—	338,745
Short-Term Securities	12,573,199	32,893,948	—	45,467,147
Total	$295,359,594	$32,961,373	—	$328,320,967

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$432,211	—	—	$432,211
Liabilities:
Collateral on securities loaned at value	—	$(32,893,948)	—	(32,893,948)
Total	$432,211	$(32,893,948)	—	$(32,461,737)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $30,262,603) (cost — $227,700,671)	$282,853,820
Investments at value — affiliated (cost — $45,467,147)	45,467,147
Cash	432,211
Investments sold receivable	2,824,382
Capital shares sold receivable	13,106
Dividends receivable — unaffiliated	125,931
Securities lending income receivable — affiliated	57,573
Receivable from Manager	28,752
Dividends receivable — affiliated	269
Prepaid expenses	995

Total assets	331,804,186

Liabilities
Collateral on securities loaned at value	32,893,948
Investments purchased payable	3,201,648
Capital shares redeemed payable	95,599
Investment advisory fees payable	178,036
Officer’s and Directors’ fees payable	2,918
Distribution fees payable	2,268
Other affiliates payable	633
Other accrued expenses payable	156,719

Total liabilities	36,531,769

Net Assets	$295,272,417

Net Assets Consist of
Paid-in capital	234,380,849
Undistributed net investment income	180,773
Accumulated net realized gain	5,557,646
Net unrealized appreciation/depreciation	55,153,149

Net Assets	$295,272,417

Net Asset Value
Class I — Based on net assets of $282,208,633 and 9,562,058 shares outstanding, 100 million shares authorized, $0.10 par value	$29.51

Class II — Based on net assets of $4,392,002 and 149,225 shares outstanding, 100 million shares authorized, $0.10 par value	$29.43

Class III — Based on net assets of $8,671,782 and 359,086 shares outstanding, 10 million shares authorized, $0.10 par value	$24.15

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$1,458,806
Securities lending — affiliated — net	299,349
Dividends — affiliated	964
Foreign taxes withheld	(3,391)

Total income	1,755,728

Expenses
Investment advisory	1,071,374
Distribution — Class II	3,167
Distribution — Class III	10,699
Transfer agent	3,483
Transfer agent — Class I	254,401
Transfer agent — Class II	4,640
Transfer agent — Class III	6,827
Accounting services	32,897
Professional	25,591
Custodian	20,611
Officer and Directors	3,837
Printing	2,933
Miscellaneous	9,166

Total expenses	1,449,626
Less fees waived by Manager	(2,176)
Less transfer agent fees reimbursed — Class I	(158,880)
Less transfer agent fees reimbursed — Class II	(2,740)
Less transfer agent fees reimbursed — Class III	(6,454)

Total expenses after fees waived and reimbursed	1,279,376

Net investment income	476,352

Realized and Unrealized Gain (Loss)
Net realized gain from investments	29,181,496
Net change in unrealized appreciation/depreciation on investments	(9,083,972)

Total realized and unrealized gain	20,097,524

Net Increase in Net Assets Resulting from Operations	$20,573,876

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$476,352	$941,334
Net realized gain	29,181,496	47,025,142
Net change in unrealized appreciation/depreciation	(9,083,972)	44,057,249

Net increase in net assets resulting from operations	20,573,876	92,023,725

Dividends to Shareholders From
Net investment income:
Class I	—	(1,320,612)[1]
Class II	—	(16,084)[1]
Class III	—	(34,806)[1]

Decrease in net assets resulting from dividends to shareholders	—	(1,371,502)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(18,111,347)	(26,943,592)

Net Assets
Total increase in net assets	2,462,529	63,708,631
Beginning of period	292,809,888	229,101,257

End of period	$295,272,417	$292,809,888

Undistributed (distributions in excess of) net investment income, end of period	$180,773	$(295,579)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$27.48	$19.39	$17.16	$17.66	$13.79	$10.81

Net investment income[1]	0.05	0.09	0.09	0.07	0.08	0.08
Net realized and unrealized gain (loss)	1.98	8.13	2.23	(0.50)	3.87	2.98

Net increase (decrease) from investment operations	2.03	8.22	2.32	(0.43)	3.95	3.06

Dividends from net investment income	—	(0.13)[2]	(0.09)[2]	(0.07)[2]	(0.08)[2]	(0.08)[2]

Net asset value, end of period	$29.51	$27.48	$19.39	$17.16	$17.66	$13.79

Total Investment Return[3]
Based on net asset value	7.39%[4]	42.40%	13.54%	(2.43)%	28.69%[5]	28.34%

Ratios to Average Net Assets
Total expenses	1.01%[6]	1.00%	0.95%	0.84%	0.84%	0.88%

Total expenses after fees waived and reimbursed	0.89%[6]	0.90%	0.87%	0.84%	0.84%	0.88%

Net investment income	0.34%[6]	0.37%	0.48%	0.37%	0.54%	0.73%

Supplemental Data
Net assets, end of period (000)	$282,209	$279,345	$213,871	$216,551	$255,596	$217,029

Portfolio turnover	24%	66%	47%	45%	55%	121%

	Class II
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$27.43	$19.35	$17.13	$17.62	$13.76	$10.79

Net investment income[1]	0.02	0.05	0.06	0.04	0.06	0.06
Net realized and unrealized gain (loss)	1.98	8.12	2.22	(0.49)	3.86	2.97

Net increase (decrease) from investment operations	2.00	8.17	2.28	(0.45)	3.92	3.03

Dividends from net investment income	—	(0.09)[2]	(0.06)[2]	(0.04)[2]	(0.06)[2]	(0.06)[2]

Net asset value, end of period	$29.43	$27.43	$19.35	$17.13	$17.62	$13.76

Total Investment Return[3]
Based on net asset value	7.29%[4]	42.25%	13.31%	(2.55)%	28.50%[7]	28.12%

Ratios to Average Net Assets
Total expenses	1.19%[6]	1.14%	1.16%	0.99%	0.99%	1.03%

Total expenses after fees waived and reimbursed	1.06%[6]	1.04%	1.04%	0.99%	0.99%	1.03%

Net investment income	0.17%[6]	0.22%	0.31%	0.21%	0.38%	0.49%

Supplemental Data
Net assets, end of period (000)	$4,392	$4,701	$3,968	$3,980	$5,143	$4,740

Portfolio turnover	24%	66%	47%	45%	55%	121%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[6]	Annualized.

[7]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.50	$15.90	$14.09	$14.50	$11.35	$8.91

Net investment income[1]	0.02	0.02	0.04	0.02	0.05	0.04
Net realized and unrealized gain (loss)	1.63	6.67	1.83	(0.40)	3.16	2.46

Net increase (decrease) from investment operations	1.65	6.69	1.87	(0.38)	3.21	2.50

Dividends from net investment income	—	(0.09)[2]	(0.06)[2]	(0.03)[2]	(0.06)[2]	(0.06)[2]

Net asset value, end of period	$24.15	$22.50	$15.90	$14.09	$14.50	$11.35

Total Investment Return[3]
Based on net asset value	7.33%[4]	42.08%	13.28%	(2.61)%	28.31%[5]	28.06%

Ratios to Average Net Assets
Total expenses	1.23%[6]	1.32%	1.21%	1.09%	1.09%	1.13%

Total expenses after fees waived and reimbursed	1.08%[6]	1.09%	1.08%	1.09%	1.09%	1.13%

Net investment income	0.15%[6]	0.13%	0.28%	0.11%	0.37%	0.45%

Supplemental Data
Net assets, end of period (000)	$8,672	$8,764	$11,262	$10,571	$11,700	$5,944

Portfolio turnover	24%	66%	47%	45%	55%	121%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$1,609,675	$(1,609,675)	—
Citigroup Global Markets, Inc.	3,148,005	(3,121,310)	$26,695
Credit Suisse Securities (USA) LLC	995,816	(995,816)	—
Deutsche Bank Securities, Inc.	578,904	(578,904)	—
Goldman Sachs & Co.	4,507,289	(4,507,289)	—
J.P. Morgan Securities LLC	2,497,355	(2,497,355)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	176,167	(176,167)	—
Morgan Stanley & Co. LLC	13,945,822	(13,945,822)	—
National Financial Services LLC	870,755	(870,755)	—
UBS Securities LLC	1,932,815	(1,932,815)	—

Total	$30,262,603	$(30,235,908)	$26,695

[1]

Collateral with a value of $32,893,948 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of June 30, 2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

For the six months ended June 30, 2014, the Fund reimbursed the Manager $1,441 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Fund paid BIM $127,449 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $437,918 and $336,636, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $68,172,129 and $95,832,327, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $23,340,781, all of which is due to expire December 31, 2017.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$273,796,225

Gross unrealized appreciation	$61,782,013
Gross unrealized depreciation	(7,257,271)

Net unrealized appreciation	$54,524,742

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	160,391	$4,470,102	454,296	$10,553,608
Shares issued in reinvestment of dividends	—	—	48,923	1,320,612
Shares redeemed	(764,746)	(21,280,364)	(1,367,416)	(32,302,241)

Net decrease	(604,355)	$(16,810,262)	(864,197)	$(20,428,021)

Class II
Shares sold	31	$898	921	$20,831
Shares issued in reinvestment of dividends	—	—	601	16,084
Shares redeemed	(22,221)	(608,000)	(35,143)	(815,268)

Net decrease	(22,190)	$(607,102)	(33,621)	$(778,353)

Class III
Shares sold	23,240	$530,251	77,554	$1,469,270
Shares issued in reinvestment of dividends	—	—	1,585	34,806
Shares redeemed	(53,587)	(1,224,234)	(398,080)	(7,241,294)

Net decrease	(30,347)	$(693,983)	(318,941)	$(5,737,218)

Total Net Decrease	(656,892)	$(18,111,347)	(1,216,759)	$(26,943,592)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

Class I	$0.003534
Class II	$0.003534
Class III	$0.003534

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”) between the Corporation, on behalf of BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited; (b) BlackRock Asset Management North Asia Limited; and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), respectively, with respect to the Funds, as applicable. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, respectively, with respect to the Funds, as applicable, would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the

Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	1

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund (other than the Large Cap Growth V.I. Fund and S&P 500 Index V.I. Fund) as compared with a peer group of funds as determined by Lipper1, and, for the Large Cap Growth V.I. Fund a customized peer group selected by BlackRock, as well as for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending

June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Large Cap Growth V.I. Fund a customized peer group selected by BlackRock and for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Basic Value V.I. Fund ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the third, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation V.I. Fund’s underperformance during these periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. Through 2011 and the first half of 2012, the Capital Appreciation V.I. Fund experienced relative stock selection weakness across all sectors, as within each sector the Capital Appreciation V.I. Fund maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Capital Appreciation V.I. Fund’s portfolio managers in seeking to improve the Capital Appreciation V.I. Fund’s performance. BlackRock and the Board previously had concurred, given the Capital Appreciation V.I. Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Capital Appreciation V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend V.I. Fund ranked in the fourth, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Equity Dividend V.I. Fund’s underperformance during these periods. The Board was informed that, among other things, the largest detractors from relative performance during the one-year period were the Equity Dividend V.I. Fund’s low beta, conservative investment process and in many cases, stock selection. The Equity Dividend V.I. Fund’s overweight position and security selection within the materials sector hurt the Equity Dividend V.I. Fund’s performance in the three-year period. The combination of an underweight position and stock selection in the consumer discretionary sector, followed by stock selection in both materials and information technology, detracted from performance in the five-year period.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Equity Dividend V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Equity Dividend V.I. Fund’s portfolio managers in seeking to improve the Equity Dividend V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Global Allocation V.I. Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the Global Allocation V.I. Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, major detractors from performance during the three- and five-year periods included stock selection and an underweight position in the U.S., stock selection in Canada and Australia (largely attributed to gold-related securities), as well as an overweight position in Brazil, and an underweight exposure to fixed income, notably U.S. Treasuries. An overweight exposure to cash negatively impacted performance as global equity and fixed income markets broadly advanced over the period.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	3

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted several changes to the portfolio management team in the past year and noted that overall the team had been augmented within industry research, trade implementation and product marketing. The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Allocation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Allocation V.I. Fund’s portfolio managers in seeking to improve the Global Allocation V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Global Opportunities V.I. Fund ranked in the first, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Global Opportunities V.I. Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the Global Opportunities V.I. Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, during the one-year period ended June 2010, the Global Opportunities V.I. Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment was a major detractor to the five-year performance. Adverse stock selection in industrials and commodities in 2011 and the first half of 2012 also contributed to the Global Opportunities V.I. Fund’s underperformance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Opportunities V.I. Fund’s portfolio managers in seeking to improve the Global Opportunities V.I. Fund’s performance. BlackRock and the Board previously had concurred, given the Global Opportunities V.I. Fund’s poor historical performance, in making a change within the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Global Opportunities V.I. Fund’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the International V.I. Fund ranked in the first, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the International V.I. Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the International V.I. Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, a contributing factor to underperformance for the three-year period was the strategy’s high quality bias, particularly during 2012. The portfolio management team’s modestly defensive position stems from the team’s continued view of an ongoing low-growth environment. The International V.I. Fund was overweight more defensive sectors such as consumer staples and health care, and underweight more cyclical sectors such as energy and financials. The International V.I. Fund’s longer-term underperformance is attributable to the International V.I. Fund’s historical value bias, which led to underexposure to emerging markets and growth-based companies, both of which performed well on the three- and five-year basis.

The Board and BlackRock also discussed BlackRock’s strategy for improving the International V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the International V.I. Fund’s portfolio managers in seeking to improve the International V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core V.I. Fund ranked in the second, second and fourth quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Growth V.I. Fund ranked in the third, second and third quartiles, respectively, against its Customized Lipper Peer Group.

BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Large Cap Growth V.I. Fund. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Growth V.I. Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, the Large Cap Growth V.I. Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was management’s belief the market would break out of its long-standing trading range and continue moving to the upside.

Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. The Large Cap Growth V.I. Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, which was another negative contributor as the growth style dominated during the five-year period. Over the one-year period, an underweight positioning in biotechnology had the most impact on performance, as the stocks have enjoyed strong performance in the last year.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Growth V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Growth V.I. Fund’s portfolio manager in seeking to improve the Large Cap Growth V.I. Fund’s performance. The Board will continue to monitor the Large Cap Growth V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Value V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Large Cap Value V.I. Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the Large Cap Value V.I. Fund’s underperformance during the three- and five-year periods. BlackRock informed the Board that, among other things, the Large Cap Value V.I. Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was Large Cap Value V.I. Fund management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. At the core of the Large Cap Value V.I. Fund’s positioning, three primary factors stand out as having

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

disadvantaged the portfolio: size, volatility and momentum. Beyond those three elements, the Large Cap Value V.I. Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, which was another negative contributor as the growth style dominated during the three- and five-year period.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Value V.I. Fund’s portfolio manager in seeking to improve the Large Cap Value V.I. Fund’s performance. The Board will continue to monitor the Large Cap Value V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Managed Volatility V.I. Fund ranked in the second, second and fourth quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the Money Market V.I. Fund ranked in the third quartile against its Lipper Performance Universe. Additionally the Board noted that the Money Market V.I. Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods. The Board reviewed the Money Market V.I. Fund’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Money Market V.I. Fund in its Lipper peer group takes into account the Money Market V.I. Fund’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Money Market V.I. Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Money Market V.I. Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for each of the one-, three- and five-year periods reported, the S&P 500 Index V.I. Fund’s gross performance (before fees and expenses) was within tolerance of its benchmark index. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the S&P 500 Index V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the second, second and first quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Bond V.I. Fund’s underperformance during these periods. The Board was informed that, among other things, the main detractors to performance during these periods was the U.S. Government Bond V.I. Fund’s curve and duration positioning. Performance over the three- and five-year periods was hurt by portfolio management’s decision to be long duration in what turned out to be periods of volatility. The U.S. Government Bond V.I.

Fund in the one-year period was disadvantaged with its restriction from investing in mortgage backed securities derivatives to offset losses on rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving the U.S. Government Bond V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Bond V.I. Fund’s portfolio managers in seeking to improve the U.S. Government Bond V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Value Opportunities V.I. Fund ranked in the first, second and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	5

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Basic Value V.I. Fund’s Expense Peers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Basic Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Basic Value V.I. Fund’s total expenses as a percentage of the Basic Value V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Basic Value V.I. Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Capital Appreciation V.I. Fund’s Expense Peers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Capital Appreciation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation V.I. Fund’s total expenses as a percentage of the Capital Appreciation V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation V.I. Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Equity Dividend V.I. Fund’s Expense Peers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Equity Dividend V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Equity Dividend V.I. Fund’s total expenses as a percentage of the Equity Dividend V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Equity Dividend V.I. Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Global Allocation V.I. Fund’s Expense Peers. The Board determined that the Global Allocation V.I. Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Global Allocation V.I. Fund’s Expense Peers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Global Allocation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation V.I. Fund’s total expenses as a percentage of the Global Allocation V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation V.I. Fund on a class-by-class basis.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Global Opportunities V.I. Fund’s Expense Peers. The Board also noted that the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Global Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Opportunities V.I. Fund’s total expenses as a percentage of the Global Opportunities V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Opportunities V.I. Fund on a class-by-class basis.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the International V.I. Fund’s Expense Peers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

downward as the size of the International V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the International V.I. Fund’s total expenses as a percentage of the International V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the International V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Large Cap Core V.I. Fund’s Expense Peers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Large Cap Core V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Core V.I. Fund’s total expenses as a percentage of the Large Cap Core V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Core V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Large Cap Growth V.I. Fund’s Expense Peers. The Board determined that the Large Cap Growth V.I. Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Large Cap Growth V.I. Fund’s Expense Peers. The Board also noted that the Large Cap Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Large Cap Growth V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Growth V.I. Fund’s total expenses as a percentage of the Large Cap Growth V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Growth V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Large Cap Value V.I. Fund’s Expense Peers. The Board also noted that the Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Large Cap Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Value V.I. Fund’s total expenses as a percentage of the Large Cap Value V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Large Cap Value V.I. Fund, which was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and

BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which may result in savings to shareholders. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Value V.I. Fund on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Managed Volatility V.I. Fund’s Expense Peers. The Board also noted that the Managed Volatility V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Managed Volatility V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Managed Volatility V.I. Fund’s total expenses as a percentage of the Managed Volatility V.I. Fund’s average daily net assets on a class-by-class basis.

Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Managed Volatility V.I. Fund on a class-by-class basis. In addition, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock contractually agreed to a cap to further limit the Managed Volatility V.I. Fund’s total expenses as a percentage of the Managed Volatility V.I. Fund’s average daily net assets on a class-by-class basis. These reductions, which may result in savings to shareholders, became effective on June 1, 2014.

The Board noted that the Money Market V.I. Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Money Market V.I. Fund’s Expense Peers. The Board determined that the Money Market V.I. Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Money Market V.I. Fund’s Expense Peers. The Board reviewed the Money Market V.I. Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Money Market V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Money Market V.I. Fund’s total expenses as a percentage of the Money Market V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Money Market V.I. Fund on a class-by-class basis. Finally, the Board noted that, to enable the Money Market V.I. Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to reduce the Money Market V.I. Fund’s expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the S&P 500 Index V.I. Fund’s Expense Peers. The Board determined that the S&P 500 Index V.I. Fund’s actual management fee

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	7

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the S&P 500 Index V.I. Fund’s Expense Peers. The Board also noted that BlackRock proposed, and the Board agreed, to a contractual advisory fee waiver. This waiver, which may result in savings to shareholders, became effective May 1, 2014. The Board further noted that BlackRock has contractually agreed to a cap on the S&P 500 Index V.I. Fund’s total expenses as a percentage of the S&P 500 Index V.I. Fund’s average daily net assets on a class-by-class basis. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the S&P 500 Index V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver, which may result in savings to shareholders, became effective on June 1, 2014.

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Value Opportunities V.I. Fund’s Expense Peers. The Board also noted that the Value Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Value Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Value Opportunities V.I. Fund’s total expenses as a percentage of the Value Opportunities V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Value Opportunities V.I. Fund on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund, and in the case of High Yield V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to the Money Market V.I. Fund, it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2015, and the Sub-Advisory Agreements between the Manager and

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	9

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board”, and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”), met in person on February 11, 2014 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock iShares Alternative Strategies V.I. Fund (the “Alternative Strategies V.I. Fund”), BlackRock iShares Dynamic Allocation V.I. Fund (the “Dynamic Allocation V.I. Fund”), BlackRock iShares Dynamic Fixed Income V.I. Fund (the “Dynamic Fixed Income V.I. Fund”) and BlackRock iShares Equity Appreciation V.I. Fund (the “Equity Appreciation V.I. Fund) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), as investment advisor to the Funds. The Funds commenced operations in April 2014.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Corporation and each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for each Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each class of each Fund, and for a representative class of each Fund, in comparison to the fees and expense ratios of a peer group of funds, and information about contractual expense caps proposed to be implemented by BlackRock; (b) information regarding BlackRock’s economic outlook for the Funds and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as payments to be made to BlackRock or its affiliates relating to shareholder servicing and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the approval process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing each Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to each Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to each Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to each Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also took into account the time and attention to be devoted by senior management of BlackRock to each Fund. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board noted that BlackRock and its affiliates will provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of each Fund because the Funds were not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s proposed contractual management fee rate compared with a peer group of funds (“Expense Peers”) selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered each Fund’s estimated total net expense ratio, as well as the actual management fee rate, to those of other funds in its Lipper category. The estimated total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board compared the estimated fees and expense ratios of each Fund against the fees and expense ratios of a peer group of funds selected by Lipper. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that each Fund’s contractual management fee rate and actual management fee rate ranked in the first quartile, and that each Fund’s estimated total expense ratio ranked in the first quartile, relative to the Fund’s peers, except that the Equity Appreciation V.I. Fund’s estimated total expense ratio ranked in the third quartile, relative to the Fund’s peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, each Fund’s total net operating expenses on a class-by-class basis.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	11

Disclosure of Investment Advisory Agreement (concluded)

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with each Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. Since the Funds are newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to each Fund were consistent with those generally available to other mutual fund sponsors.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisors

BlackRock Financial

Management, Inc.[1]

New York, NY 10055

BlackRock Investment

Management LLC[2]

Princeton, NJ 08540

BlackRock International Limited[3]

Edinburgh, United Kingdom

BlackRock Asset Management

North Asia Limited[4]

Hong Kong

BlackRock (Singapore) Limited[4]

079912 Singapore

		Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[5] New York, NY 10286 Brown Brothers Harriman & Co.[6] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[2]

For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares Dynamic Allocation V.I. Fund, BlackRock iShares Alternative Strategies V.I. Fund, BlackRock iShares Dynamic Fixed Income V.I. Fund, BlackRock iShares Equity Appreciation V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[3]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

[4]	For BlackRock Managed Volatility V.I. Fund.

[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014	13

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2014

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 25, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 25, 2014

3